UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06625

                             The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                             Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                             Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

PAYDEN
MUTUAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2016

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov or the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund's proxy voting guidelines and proxy voting record for the period ended June 30th, visit the SEC's web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

•	President’s Letter

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

86	Statements of Assets & Liabilities

90	Statements of Operations

94	Statements of Changes in Net Assets

100	Notes to Financial Statements

126	Financial Highlights

144	Report of Independent Registered Public Accounting Firm

145	Fund Expenses

147	Approval of Investment Advisory Agreement

154	Trustees & Officers

Annual Report

President's Letter

Dear Shareholders,

As we close another year, we are very aware that global financial markets repeatedly made the leap from uncertainty to certainty, each time assuming to know what will happen next. It reminds us of a quote from Winston Churchill – "Fate holds terrible forfeits for those who gamble on certainties."

The outlook in January of 2016 and the subsequent market movements indicated a continuing trend for lower interest rates, and uncertainty as to the actual growth of the U.S. and other major global economies. These trends continued during the first half of this year, as global interest rates continued to fall sharply with negative rates in the UK, Germany and Japan. In the U.S., the Federal Reserve Board continued to be cautious about lower inflation rates and therefore took no action on increasing the Federal Funds rate at that time.

Our view was slightly different, as our assessment of the U.S. economy in the second quarter was positive. Wage growth seemed to be on track and we were looking for higher inflation rates in the 2% to 2 ½% range. These trends fostered an increase in the Federal Funds rate in the second half of the year.

The first surprise came with the Brexit vote and the subsequent assessments of what "might happen" over the near to intermediate term. It is difficult at this time to assess the timing and magnitude of these economic changes, but one thing that we feel strongly about in managing the various strategies we have in our mutual funds is diversification and liquidity.

As the year comes to a close, we continue to have a positive view on U.S. economic growth as well as wage growth, and we believe this will support a continuing positive trend in corporate earnings across the board. We are anticipating a modest increase in short term interest rates in line with the positive outlook for the U.S. economy. Our approach on a global basis is somewhat more cautious and the uncertainties that exist in this area will probably take longer to work themselves out over the next 12 to 18 months.

Our very best wishes for the holiday season, and health and happiness in the New Year.

Sincerely,

Joan A. Payden
President & CEO

Short Duration Strategies

During the fiscal year ended October 31, 2016, the Federal Open Market Committee raised the Federal Funds rate by 0.25% in December 2015, after having held it between 0.00% and 0.25% since 2008. However, the Committee reduced the pace of expected interest rate increases for 2016 from four to one after expressing concerns over rising market volatility and slowing global growth, despite the U.S. unemployment rate hovering around 5%. United Kingdom voters shocked markets by voting in June to leave the European Union resulting in the British Pound falling to a level not seen since 1985. The impact to financial markets from Brexit remains muted as the process has yet to be officially initiated by the United Kingdom and is likely to take several years to complete.

The U.S. Treasury curve flattened as the slope between two-year and three-year maturities fell to 0.15% from a high of 0.36% earlier in the year. Two-year maturity U.S. Treasury yields rose 12 basis points to end the quarter at 0.84%, while three-year maturity yields fell 3 basis points to end at 0.99%. Libor rose as money market reform took effect in October 2016, with the three-month funding rate rising from 0.33% to 0.88% over the course of the year. Corporate bond yield premiums narrowed with lower quality issuers outperforming higher quality names. Investor demand for yield remains high as the Federal Reserve Board maintains interest rates at a low level.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the fiscal year ended October 31, 2016, the Fund returned 0.09% compared to a return of 0.08% for the Lipper Money Market Average and 0.04% for the Lipper Government Money Market Average, the Fund’s benchmark. Money market rates rose as markets adjusted to the SEC’s adoption of new money market reform rules that went into effect in October.

The Payden Limited Maturity Fund (PYLMX) returned 1.31% for the fiscal year ended October 31, 2016, compared to a return of 0.31% for its benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index. The allocation to credit sectors and securitized products were the largest contributors to outperformance. The Fund may invest in swaps, options and forward currency contracts for both hedging and investment purposes. Its use of forward currency contracts to take active investment positions detracted from performance.

The Payden Low Duration Fund (PYSBX) returned 1.74% for the fiscal year ended October 31, 2016, compared to a return of 0.91% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. The allocation to credit sectors and securitized products were the largest contributors to outperformance. The Fund may invest in futures, swaps, options and forward currency contracts, for both interest rate and credit risk hedging and investment purposes. Both its use of interest rate futures to manage duration, and its use of forward currency contracts and option contracts to take active investment positions detracted from the Fund’s return.

The Payden Global Low Duration Fund (PYGSX) returned 1.61% for fiscal year ended October 31, 2016, compared to a return of 1.30% for its benchmark, the Bank of America Merrill Lynch 1-3 Year US Corporate & Government Index. The allocation to credit sectors and securitized products were the largest contributors to outperformance. The Fund invests in futures, swaps, options and forward currency contracts, for both interest rate and credit risk hedging and investment purposes. Both its use of interest rate futures to manage duration, and its use of futures, forward currency contracts and option contracts to take active investment positions detracted the Fund’s return.

For the fiscal year ended October 31, 2016, the Payden U.S. Government Fund, Investor Class (PYUSX) returned 1.46% compared to its benchmark, the Bank of America Merrill Lynch 1-5 Year Treasury Index, which posted a return of 1.55%. The Fund’s Advisor Class (PYUWX) returned 1.30% for the same period. The Fund slightly underperformed its U.S. Treasury benchmark due to its duration positioning and overweight agency mortgage-backed securities (MBS). Over the past fiscal year the Fund was positioned for a gradual rise in rates. Despite the Federal Reserve Board raising the overnight rate once, in December of 2015, long-term rates dropped modestly over the course of the fiscal year. The Fund’s overweight to agency MBS, primarily agency adjustable rate mortgages (ARMs), slightly underperformed due to elevated prepayments in response to historically low mortgage rates. Looking forward, the Fund will remain invested in ARMs in the near-term. The incremental yield agency ARMs provide, along with a shorter average life, are appealing characteristics in what still is a low yielding environment for U.S. Treasury investors. The Fund maintains an active approach to using derivatives. The primary objective is to hedge exposures of MBS that have uncertain prepayment profiles, as well as to manage yield curve and interest rate risk. Derivatives contributed positively to Fund performance by actively managing interest rate exposure, particularly around higher volatile periods such as Brexit, the United Kingdom referendum in June 2016 on leaving the European Union.

Annual Report   1

Intermediate Duration Bond Strategies

For the fiscal year ended October 31, 2016, the Payden GNMA Fund, Investor Class (PYGNX) returned 3.26%, while its benchmark the Bank of America Merrill Lynch GNMA Master Index, returned 3.23%. The Fund’s Adviser Class (PYGWX) returned 3.01% for the same period. The Fund matched the index while maintaining a more conservative structure. The Fund’s positioning was based on the belief that interest rates would move modestly higher over the year. Instead, longer-term U.S. rates declined and mortgage rates fell near historical lows. The Fund countered the negative impact of faster prepayments by investing in mortgage pools with attributes that exhibit a slower response to refinance opportunities. Looking forward, we expect a measured monetary policy response from the Federal Reserve Board and, most importantly, no immediate change in its agency mortgage reinvestment program. The Federal Reserve Board continues to reinvest coupons and pay downs from its $2.4 trillion mortgage portfolio back into the mortgage market. The reinvestment program works to keep market volatility low by creating constant demand for agency mortgage-backed securities. The Fund employs U.S. Treasury and Euro dollar futures to manage interest rate and yield curve exposure. Over the fiscal year, the use of derivatives contributed positively to Fund performance by reducing risk exposure to the front part of the yield curve.

The Payden Core Bond Fund, Investor Class (PYCBX) returned 5.07% for the fiscal year ended October 31, 2016, compared to a return of 4.37% for its benchmark, the Barclays Capital Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned 4.83% for the same period. Over the fiscal year, bond yields shifted lower and credit spread yield premium compressed broadly. The Fund’s modest duration underweight slightly detracted from performance. However, higher allocations to investment grade corporates, high yield and emerging market bonds led to outperformance relative to benchmark. The Fund uses derivatives sparingly for interest rate, credit sector and currency management. The use of interest rate futures and forward currency contracts did not meaningfully affect performance over the period.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned 3.90% for the fiscal year ended October 31, 2016, compared to a return of 4.37% for its benchmark, the Barclays Capital Aggregate Bond Index. The Fund’s Adviser Class (PYSWX) returned 3.64% and its SI Class (PYSIX) returned 4.03% during the same period. Fixed income generated strong total returns over the period due to lower bond yields and strong performance among credit sectors. These sectors include securitized bonds, investment and sub investment grade corporate bonds and emerging market debt. The strong performance in credit sectors and securitized bonds added to performance. However, the Fund’s defensive duration position resulted in underperformance relative to the benchmark. Given the current market environment, the Fund’s duration posture is meaningfully lower than its benchmark in order to reduce price sensitivity from changes in U.S. Treasury yields. The Fund uses derivatives sparingly for interest rate, credit sector and currency management. The Fund benefited from the use of interest rate futures which were added to manage overall duration positioning. Conversely, the use of forward currency contracts detracted as the open positions favored a stronger U.S. Dollar.

The Payden Corporate Bond Fund (PYACX) generated a return of 8.18% for the fiscal year ended October 31, 2016, compared to a return of 7.23% for its benchmark, the Barclays Capital U.S. Corporate Investment Grade Index. The Fund’s largest contributor to performance was industry allocation with an underweight to banking and a well-timed shifting energy position, which ended the period overweight. Security selection also aided performance, especially within the consumer non-cyclical and technology sectors and namely the new issue from Dell. Regarding derivatives, the Fund had several forward currency contract positions which had a small net negative impact on the Fund’s return. The Fund also used futures as a means of hedging duration, which had a negligible impact on performance.

For the fiscal year ended October 31, 2016, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 3.32%, compared to a return of 0.44% for its benchmark, 1-month LIBOR. The Fund’s Adviser Class (PYAWX) returned 3.07% and its SI Class (PYAIX) returned 3.47%. Despite bouts of volatility surrounding the Federal Reserve Board’s first rate hike in almost 10 years and the fallout of Brexit, credit markets outperformed comparable government debt with investment grade corporate and non-agency mortgage-backed security holdings as top performers. Forward currency contracts net exposure detracted as the U.S. Dollar took a pause from several quarters of strength against short positions in the euro and select Asian markets. However, a short position in the UK Pound Sterling against the U.S. Dollar, following Brexit, improved performance. Tail hedge options had a modest negative impact as volatility remained relatively contained. In addition to government debt, the Fund continues to hold a diversified mix of credit sectors where periodic price declines have provided enhanced yield opportunities. The Fund also employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes.

2   Payden Mutual Funds

Loan Strategy

The lack of follow-through by the Federal Reserve Board in raising interest rates in 2016 after its December 2015 increase has resulted in lower yields for floating rate assets than was anticipated, and this has resulted in continued outflows. However, Collateralized Loan Obligations (CLO) creation and demand has been the major driver for new loans in 2016.

For the fiscal year ended October 31, 2016, the Payden Floating Rate Fund, Investor Class (PYFRX) returned 4.59%, while the Fund’s Advisor Class (PYFAX) returned 4.31% and its SI Class (PYFIX) returned 4.58%. The Fund’s benchmark, the Credit Suisse BB Loan Index, returned 4.88% for the same period. The Fund’s small exposure to lower rated loans modestly detracted from relative performance, as these loans appreciated more than higher-quality loans, which are the focus of the Fund.

High Yield Strategy

The high yield market has benefitted from a variety of factors during the fiscal year, including a strong rally in commodity prices, monetary stimulus provided by new quantitative easing programs from the likes of the European Central Bank and the Bank of Japan, and strong technical factors which have led to heavy inflows into U.S. corporate investment grade and high yield bonds. The performance of the high yield asset class has been concentrated in the more risky sectors, with higher quality BB-rated bonds significantly under-performing lower quality CCC-rated bonds. The more volatile energy and material, specifically, metals and mining, sectors have dominated performance as the prices of many commodities, including crude oil and iron ore, have rallied significantly since the lows of February 2016.

The Payden High Income, Investor Class (PYHRX) returned 6.33%, while the Fund’s Advisor Class (PYHWX) returned 6.23% for the fiscal year ended October 31, 2016. The Fund’s benchmark, the Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index, returned 8.95% for the same period. Under-weights and higher-quality positioning in the basics commodities sectors, in particular metals & mining and steel, detracted from relative performance. A significant underweight to the energy sector and security selection therein also detracted from relative performance. The Fund uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to both hedge foreign exchange exposure and for investment purposes. Active currency management detracted modestly from the Fund’s performance.

Tax Exempt Strategies

For the fiscal year ended October 31, 2016, Payden California Municipal Income Fund (PYCRX) returned 3.22%. The Fund’s benchmarks the Barclays Capital California Intermediate Index returned 2.83% and the Barclays Capital 7-Year Municipal Index returned 3.23%. The performance was achieved primarily through the Fund’s yield curve positioning. As the yield curve flattened, the Fund’s allocation to longer maturities provided additional sufficient price appreciation to offset the underperformance from the allocation to short, defensive, and liquid cash alternatives. The prolonged period of an elevated Municipal Swap Index Yield (SIFMA rate) - used to set variable rate demand note coupons - helped contribute to income performance on the front end, which helped reduce the opportunity cost of remaining short and defensive.

Global Bond Strategy

Payden Global Fixed Income Fund (PYGFX) returned 4.68%, underperforming its benchmark, the Barclays Global Aggregate Index Hedged into USD, which returned 5.17% for the fiscal year ended October 31, 2016. Duration and currency management detracted from relative performance primarily due to a short duration bias and a long U.S. Dollar position held in the early part of the fiscal year. Positive contributions from our overweight allocations to investment grade corporate bonds, high yield and emerging market securities aided performance. Following the period of risk aversion in the first two months of the year which saw risk assets come under significant pressure, spread sectors recovered strongly. As a result, the Fund’s allocation to credit, together with our sector selection, helped to offset the previous losses, but not enough to beat the benchmark. The Fund used derivatives for both hedging and efficient investment purposes. Interest rate futures are used for hedging interest rate risk and active duration positioning, while forward currency contracts are used for implementing currency strategies and hedging currency risk. These derivative positions detracted from performance.

Annual Report   3

Emerging Market Bond Strategies

For the fiscal year ended October 31, 2016, emerging markets fixed income securities experienced bouts of volatility, but generated strongly positive absolute returns across hard currency and local currency bonds. Early in the period, the asset class was challenged by the beginning of the Federal Reserve Board’s hiking cycle, extended commodity price declines and uncertainty surrounding China’s economic policy. Credit spreads widened significantly and emerging market currencies broadly depreciated versus the U.S. dollar. However, beginning in February, credit spreads tightened and local currency yields declined meaningfully. Market expectations for the pace of Federal Reserve Board hikes eased, supporting duration exposure, while commodity prices and global risk assets broadly recovered.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned 12.75%, the Fund’s Adviser Class (PYEWX) returned 12.46%, and the Fund’s SI Class (PYEIX) returned 12.76% for the fiscal year ended October 31, 2016. The Fund’s benchmark, the JP Morgan EMBI Global Diversified Index, returned 11.70% for the period. Sovereign selection was the primary contributor to the Fund’s outperformance. Overweight positions in Argentina and Ghana, as well as underweight positions in Lebanon, Poland and the Philippines were positive. An underweight in Ecuador detracted. Quasi-sovereign selection contributed positively, including an underweight to Chinese entities, and an overweight to Kazakhstan and Indonesia. An off-benchmark allocation to corporates also added to relative performance. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, active currency management via forward contracts marginally detracted from the Funds’ performance. The Funds made limited use of other derivatives, which did not have a meaningful performance impact.

The Payden Emerging Markets Local Bond Fund, Investor Class (PYELX) returned 10.11% and the Fund’s Adviser Class (PYEAX) returned 9.83% for the fiscal year ended October 31, 2016. The Fund’s benchmark, the JP Morgan GBI-EM Global Diversified Index returned 11.04% for the period. The Fund’s relative underperformance was the result of exposure to out-of-index Indian rates, which delivered positive returns but lagged the benchmark. Curve positioning in Indonesian and Colombian rates also detracted. Among currencies, an underweight to the Turkish lira and select Asian currencies were negative for relative returns during the first half of the year. However, an overweight stance in the Brazilian real and Indian rupee, combined with an underweight to the Colombian peso and a short in the British pound partially mitigated the losses. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, active currency management via forward currency contracts marginally detracted from the Funds’ performance. The Funds made limited use of other derivatives, which did not have a meaningful performance impact.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned 9.35%, the Fund’s Adviser Class (PYCAX) returned 9.20%, and the Fund’s SI Class (PYCIX) returned 9.44% for the fiscal year ended October 31, 2016. The Fund’s benchmark, the JP Morgan CEMBI Broad Diversified Index, returned 9.17% for the period. The Fund’s credit selection within both high yield and investment grade corporate obligations added to excess returns. Within investment grade credit, an underweight stance and better curve positioning in Qatar, along with an overweight in Mexico, contributed positively. In Brazil, avoiding defaults in select Brazilian entities as well as positioning in the consumer and oil & gas sectors was also beneficial. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, active currency management via forward currency contracts marginally detracted from the Funds’ performance. The Funds made limited use of other derivatives, which did not have a meaningful performance impact.

U.S. Equity Strategy

The U.S. equity markets posted positive returns for the fiscal year as strength in the U.S. economy with continued growth in the U.S. labor market and accommodative global central banks helped lift stock prices into record territory. The first half of the fiscal year was quite tumultuous as the Federal Reserve Board’s decision in December to hike interest rates for the first time in 10 years and concerns regarding the effect of negative interest rates on financial institutions led to a sharp market selloff. However, investor sentiment quickly reversed as better than expected corporate earnings and a dovish Federal Reserve Board helped the market push into positive territory by early April. The equity markets grinded higher over the coming months as oil prices stabilized and market volatility declined. But, in late June, risk markets worldwide went into shock with the United Kingdom’s Brexit vote to leave the European Union. Fortunately, the selloff was short-lived as investors quickly shrugged off Brexit concerns and the market rally resumed in July with the S&P 500 reaching new record highs in August. For the remainder of the fiscal year, the equity markets were range bound as the Federal Reserve Board remained on hold and investors looked ahead to the U.S. Presidential election in November.

4   Payden Mutual Funds

The Payden Equity Income Fund, Investor Class (PYVLX) which is comprised of large-cap value stocks, returned 8.37% for the fiscal year ended October 31, 2016, while the Fund’s Adviser Class (PYVAX) returned 8.06% and the Fund’s SI Class (PYVSX) returned 8.50%. The Fund’s benchmark, the Russell 1000 Value Index, returned 6.34% for the same time period. The Fund outperformed its benchmark due to its strong security selection, while the allocation to other security types slightly detracted from relative performance. The allocation to real estate investment trusts and preferred stocks were positive contributors, but the allocation to master limited partnerships was a negative contributor as energy related stocks sold off with commodity prices. Within individual stock selection, the strongest areas of stock selection were in the consumer discretionary and financial sectors, while the weakest area was in the technology sector. Strong performers in the Fund were toy company Mattel and Kansas utility Westar Energy.

Annual Report   5

Investment Abbreviations

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Co.

ARM - Adjustable Rate Mortgage

BAM - Build America Mutual

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FHR - Freddie Mac REMICS

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

FNW - Fannie Mae Whole Loan

G2 - Ginnie Mae II pool

GN - Ginnie Mae I pool

GNMA - Government National Mortgage Association (Ginnie Mae)

GNR - Ginnie Mae REMICS

NATL-RE - National Public Finance Guarantee Corporation

NCUA - National Credit Union Administration

REMICS - Real Estate Mortgage Investment Conduits

6   Payden Mutual Funds

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
U.S. Government Agency	45%
Repurchase Agreement	36%
U.S. Treasury	16%
U.S. Government Guaranteed	2%
Cash equivalent	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016
Principal or Shares	Security Description	Value (000)
U.S. Government Agency (45%)
7,000,000	FFCB, 0.53%, 12/28/16 (a)	$7,000
2,720,000	FFCB, 0.55%, 3/22/18 (a)	2,716
3,500,000	FFCB, 0.56%, 12/28/16 (a)	3,500
1,000,000	FFCB, 0.56%, 12/08/17 (a)	1,000
1,000,000	FFCB, 0.57%, 2/13/17 (a)	1,000
500,000	FFCB, 0.57%, 8/29/17 (a)	500
1,653,000	FFCB, 0.58%, 1/17/17 (a)	1,653
1,200,000	FFCB, 0.58%, 4/17/17 (a)	1,200
415,000	FFCB, 0.59%, 2/27/17 (a)	415
1,000,000	FFCB, 0.75%, 4/24/17	1,001
5,304,000	FFCB, 4.88%, 1/17/17	5,352
5,000,000	FHLB, 0.52%, 11/21/16 (a)	5,000
10,000,000	FHLB, 0.82%, 1/19/17 (a)	10,000
1,845,000	FHLB, 0.88%, 3/10/17	1,848
5,000,000	FHLB, 1.63%, 12/09/16	5,006
24,000,000	FHLB Disc Note, 0.28%, 11/09/16 (b)	23,998
10,000,000	FHLB Disc Note, 0.28%, 12/16/16 (b)	9,997
10,000,000	FHLB Disc Note, 0.30%, 12/02/16 (b)	9,997
20,000,000	FHLB Disc Note, 0.33%, 11/16/16 (b)	19,997
10,000,000	FHLB Disc Note, 0.33%, 2/09/17 (b)	9,991
7,500,000	FHLB Disc Note, 0.39%, 11/18/16 (b)	7,499
10,000,000	FHLB Disc Note, 0.40%, 12/12/16 (b)	9,995
17,689,000	FHLMC, 0.50%, 1/27/17	17,690
1,000,000	FHLMC, 0.53%, 4/20/17 (a)	1,000
7,250,000	FHLMC, 0.70%, 1/27/17	7,256
3,305,000	FHLMC, 0.88%, 2/22/17	3,308
20,000,000	FHLMC, 1.00%, 3/08/17	20,036
10,000,000	FHLMC Disc Note, 0.23%, 11/04/16 (b)	10,000
565,000	FNMA, 0.55%, 7/20/17 (a)	565
4,026,000	FNMA, 0.75%, 3/14/17	4,030
2,825,000	FNMA, 0.75%, 4/20/17	2,828
6,190,000	FNMA, 0.88%, 8/28/17	6,200
10,000,000	FNMA, 1.00%, 9/27/17	10,027
9,750,000	FNMA, 1.25%, 1/30/17	9,772
6,000,000	FNMA, 5.00%, 2/13/17	6,074
8,617,000	FNMA Disc Note, 0.25%, 11/16/16 (b)	8,616

Total U.S. Government Agency (Cost - $246,067)		246,067

Principal or Shares	Security Description	Value (000)
NCUA Guaranteed (2%)
10,468,524	NCUA Guaranteed Notes Trust 2010-R2,
	0.90%, 11/06/17 (a)
	(Cost - $10,472)	$10,472

U.S. Treasury (16%)
15,000,000	U.S. Treasury Bill, 0.35%, 1/26/17 (b)	14,988
10,000,000	U.S. Treasury Bill, 0.34%, 1/12/17 (b)	9,993
15,000,000	U.S. Treasury Bill, 0.50%, 1/19/17 (b)	14,988
10,000,000	U.S. Treasury Bill, 0.35%, 12/08/16 (b)	9,997
15,000,000	U.S. Treasury Bill, 0.45%, 4/20/17 (b)	14,968
10,000,000	U.S. Treasury Bill, 0.55%, 7/20/17 (b)	9,960
10,000,000	U.S. Treasury Note, 0.42%, 4/30/17 (a)	10,000
5,000,000	U.S. Treasury Note, 0.43%, 7/31/17 (a)	4,998

Total U.S. Treasury (Cost - $89,892)		89,892

Investment Company (1%)
4,696,435	Dreyfus Treasury & Agency Cash Management,
	Institutional Shares
	(Cost - $4,696)	4,696

Repurchase Agreement (36%)
45,000,000	Bank of Montreal Tri Party, 0.30% (c)	45,000
45,000,000	Citigroup Tri Party, 0.30% (d)	45,000
45,000,000	Goldman Sachs Tri Party, 0.32% (e)	45,000
63,000,000	RBC Capital Tri Party, 0.32% (f)	63,000

Total Repurchase Agreement (Cost - $198,000)		198,000

Total Investments (Cost - $549,127) (100%)		549,127
Other Assets, net of Liabilities (0%)		1,937

Net Assets (100%)		$551,064

(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(b)	Yield to maturity at time of purchase.

Annual Report   7

(c)	The repurchase agreement dated 10/27/2016 is collateralized by the following securities:

Bank of Montreal Tri Party
43,336,400	U.S. Treasury Securities, maturity from Dec 16-May 46, yielding from 0.00%-8.875%	$45,900

(d) The repurchase agreement dated 10/26/2016 is collateralized by the following securities:
Citigroup Tri Party
45,525,100	U.S. Treasury Note, maturity from Apr 17-May 23, yielding from 0.875%-2.375%	$45,900

(e) The repurchase agreement dated 10/25/2016 is collateralized by the following securities:
Goldman Sachs Tri Party
21,641,946	FNMA, maturity dated February 43, yielding 3.50%	$16,388
44,054,632	FMAC, maturity from Oct 28-Nov 43, yielding 3.00%-4.00%	29,512

		$45,900

(f) The repurchase agreement dated 10/31/2016 is collateralized by the following securities:
RBC Capital Tri Party
148,404,783	FNMA, maturity from Oct 19-Oct 46, yielding from 2.00%-5.50%	$63,378
869,100	U.S. Treasury Securities, maturity dated Sep 22, yielding 1.75%	882

		$64,260

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows: (000s)

Value
Repurchase Agreement	(000’s)

Total gross amount of repurchase agreements presented on the Statements of Assets and Liabilities	$198,000
Non-cash Collateral	(108,000)
Net Amount	$90,000

See notes to financial statements.

8   Payden Mutual Funds

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate	42%
U.S. Treasury	18%
Asset Backed	14%
Mortgage Backed	5%
U.S. Government Agency	5%
Other	16%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016
Principal or Shares	Security Description	Value (000)
Asset Backed (14%)
629,790	American Homes 4 Rent 2014-SFR1 144A,
	1.53%, 6/17/31 (a)(b)	$628
1,029,667	AmeriCredit Automobile Receivables Trust
	2015-3, 1.07%, 1/08/19	1,029
2,200,000	AmeriCredit Automobile Receivables Trust
	2016-3, 1.37%, 11/08/19	2,202
2,500,000	Apidos CLO 144A, 2.03%, 4/15/25 (a)(b)	2,496
705,561	ARI Fleet Lease Trust 2014-A 144A,
	0.81%, 11/15/22 (b)	705
33,826	Asset Backed Funding Certificates,
	1.15%, 4/25/34 (a)	34
3,050,000	Babson CLO Ltd. 144A, 1.98%, 4/20/25 (a)(b)	3,043
224,525	Capital Auto Receivables Asset Trust 2013-1,
	1.74%, 10/22/18	225
805,000	Capital Auto Receivables Asset Trust 2014-1,
	3.39%, 7/22/19	822
1,570,000	Capital Auto Receivables Asset Trust 2016-2,
	1.32%, 1/22/19	1,571
1,400,000	Cent CLO LP 144A, 2.00%, 7/23/25 (a)(b)	1,392
1,500,000	Chase Issuance Trust, 0.78%, 4/15/19 (a)	1,499
808,502	CNH Equipment Trust 2015-A, 0.84%, 6/15/18	809
672,560	Colony American Homes 2014-1 144A,
	1.68%, 5/17/31 (a)(b)	674
1,060,641	Colony American Homes 2014-2 144A,
	1.47%, 7/17/31 (a)(b)	1,054
370,465	Drive Auto Receivables Trust 2016-B 144A,
	1.38%, 8/15/18 (b)	371
800,000	Drive Auto Receivables Trust 2016-B 144A,
	1.67%, 7/15/19 (b)	799
970,000	Drive Auto Receivables Trust 2016-B 144A,
	2.56%, 6/15/20 (b)	979
2,640,000	Dryden XXII Senior Loan Fund 144A,
	1.92%, 8/15/25 (a)(b)	2,628

Principal or Shares	Security Description	Value (000)

950,000	Dryden XXXI Senior Loan Fund 144A,
	2.78%, 4/18/26 (a)(b)	$954
187,592	Enterprise Fleet Financing LLC 144A,
	1.05%, 3/20/20 (b)	187
2,300,000	First Investors Auto Owner Trust 2016-2 144A,
	1.87%, 11/15/21 (b)	2,302
431,875	GSAMP Trust 2004-SEA2, 1.18%, 3/25/34 (a)	433
682,678	Hyundai Auto Lease Securitization Trust 2015-B
	144A, 0.85%, 12/15/17 (a)(b)	683
1,840,965	Invitation Homes 2013-SFR1 Trust 144A,
	1.68%, 12/17/30 (a)(b)	1,842
2,924,481	Invitation Homes 2014-SFR1 Trust 144A,
	1.53%, 6/17/31 (a)(b)	2,919
1,859,101	Invitation Homes 2014-SFR2 Trust 144A,
	1.64%, 9/17/31 (a)(b)	1,858
759,929	Invitation Homes 2015-SFR3 Trust 144A,
	1.83%, 8/17/32 (a)(b)	764
2,500,000	John Deere Owner Trust 2016-B,
	1.09%, 2/15/19	2,500
1,190,000	Kubota Credit Owner Trust 2016-1 144A,
	1.25%, 4/15/19 (b)	1,191
57,778	Long Beach Mortgage Loan Trust,
	6.25%, 8/25/33	60
1,740,000	Madison Park Funding XIII Ltd. 144A,
	2.33%, 1/19/25 (a)(b)	1,742
122,189	Nelnet Student Loan Trust 2014-2A 144A,
	0.81%, 6/25/21 (a)(b)	122
1,000,000	Octagon Investment Partners 24 Ltd. 144A,
	2.76%, 5/21/27 (a)(b)	1,005
2,585,000	Octagon Investment Partners XIX Ltd. 144A,
	2.40%, 4/15/26 (a)(b)	2,587
1,115,000	Octagon Investment Partners XXIII Ltd. 144A,
	2.88%, 7/15/27 (a)(b)	1,121
362,657	Option One Mortgage Loan Trust 2005-4
	Asset-Backed Certificates Series 2005-4,
	0.79%, 11/25/35 (a)	363

Annual Report   9

Principal or Shares	Security Description	Value (000)

1,851,397	Progress Residential 2015-SFR1 Trust 144A,
	1.93%, 2/17/32 (a)(b)	$1,860
506,079	Santander Drive Auto Receivables Trust 2014-3,
	1.45%, 5/15/19	506
325,000	Santander Drive Auto Receivables Trust 2014-3,
	2.65%, 8/17/20	330
900,000	Santander Drive Auto Receivables Trust 2016-2,
	2.08%, 2/16/21	907
3,955,000	Symphony CLO XV Ltd. 144A,
	2.33%, 10/17/26 (a)(b)	3,959
2,815,000	Synchrony Credit Card Master Note Trust
	2015-2, 1.60%, 4/15/21	2,829
3,220,000	Trade MAPS 1 Ltd. 144A,
	1.23%, 12/10/18 (a)(b)	3,217
2,530,000	Tyron Park CLO Ltd. 144A,
	2.00%, 7/15/25 (a)(b)	2,524
500,000	Verizon Owner Trust 2016-1 144A,
	1.42%, 1/20/21 (b)	501
293,903	Volkswagen Auto Lease Trust 2015-A,
	0.87%, 6/20/17	294
1,800,000	Wheels SPV 2 LLC 144A, 1.59%, 5/20/25 (b)	1,804

Total Asset Backed (Cost - $64,266)		64,324

Bank Loans(c) (0%)
604,909	ARAMARK Corp. Term Loan E 1L,
	3.25%, 9/07/19	608
1,075,000	Serta Simmons Bedding LLC Term Loan 1L,
	4.50%, 10/21/23	1,077

Total Bank Loans (Cost - $1,673)		1,685

Certificate of Deposit (6%)
740,000	Bank of America, N.A., 1.18%, 3/03/17	741
3,650,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
	1.53%, 8/30/17	3,652
1,890,000	BNP Paribas, 1.52%, 9/13/17	1,893
3,070,000	Credit Agricole CIB, 1.22%, 3/24/17	3,073
4,000,000	DnB NOR Bank ASA, 1.09%, 3/28/17	4,002
2,000,000	Nordea Bank Finland PLC, 1.35%, 9/08/17	2,003
3,960,000	Skandinavska Enskilda Banken, 1.10%, 3/27/17	3,963
3,830,000	Sumitomo Mitsui Banking Corp.,
	1.25%, 4/05/17	3,835
3,980,000	Swedbank, 1.07%, 3/29/17	3,983

Total Certificate of Deposit (Cost - $27,120)		27,145

Commercial Paper (3%)
4,000,000	CRH America Finance, Inc., 0.00%, 11/07/16	3,999
3,800,000	Essilor International SA, 0.00%, 11/17/16	3,799
4,000,000	Kaiser Foundation Hospitals, Inc.,
	0.00%, 1/05/17	3,932
4,000,000	Nissan Motor Acceptance Corp.,
	0.00%, 12/14/16	3,996

Total Commercial Paper (Cost - $15,784)		15,726

Corporate Bond (42%)
Financial (23%)
735,000	Aircastle Ltd., 6.75%, 4/15/17	751
750,000	Allied Irish Banks PLC, 2.88%, 11/28/16
	EUR (d)	825
1,240,000	American Express Co., 1.40%, 5/22/18 (a)	1,243

Principal or Shares	Security Description	Value (000)

780,000	ANZ New Zealand International Ltd./London
	144A, 1.41%, 4/27/17 (a)(b)	$781
2,840,000	Asian Development Bank, 0.88%, 4/26/18	2,835
1,930,000	Australia & New Zealand Banking Group Ltd.
	144A, 1.57%, 11/16/18 (a)(b)	1,941
290,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)	291
4,000,000	Bank Nederlandse Gemeenten NV 144A,
	0.95%, 7/14/17 (a)(b)	4,001
1,350,000	Bank of America Corp., 0.54%, 3/28/18
	EUR (a)(d)	1,485
1,600,000	Bank of America Corp., 1.43%, 5/02/17 (a)	1,601
700,000	Bank of America Corp., 1.70%, 8/25/17	702
160,000	Bank of America Corp., 3.88%, 3/22/17	162
2,450,000	Bank of Montreal, 1.35%, 8/28/18	2,447
1,530,000	Bank of Montreal, 1.62%, 8/27/21 (a)	1,535
670,000	Bank of New York Mellon Corp.,
	1.45%, 8/01/18 (a)	673
2,040,000	Bank of Nova Scotia/Houston,
	1.33%, 9/07/17 (a)	2,043
770,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.20%, 3/10/17 (b)	770
930,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.45%, 9/08/17 (b)	929
660,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (b)	662
860,000	Barclays PLC, 2.00%, 3/16/18	862
1,000,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	1,010
760,000	Berkshire Hathaway Finance Corp.,
	1.08%, 8/15/19 (a)	762
1,120,000	Berkshire Hathaway Finance Corp.,
	1.45%, 3/07/18	1,126
1,100,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (b)	1,105
1,750,000	BPCE SA, 1.66%, 2/10/17 (a)	1,753
1,000,000	CIT Group Inc., 4.25%, 8/15/17	1,014
750,000	Citigroup Inc., 0.97%, 11/30/17 EUR (a)(d)	825
2,000,000	Citigroup Inc., 1.76%, 6/07/19 (a)	2,010
750,000	Citigroup Inc., 1.85%, 11/24/17	753
1,100,000	Citizens Bank NA/Providence RI,
	1.60%, 12/04/17	1,100
310,000	Citizens Bank NA/Providence RI,
	2.30%, 12/03/18	314
790,000	Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	793
940,000	Compass Bank, 1.85%, 9/29/17	939
1,480,000	Cooperatieve Rabobank UA/NY,
	1.31%, 9/08/17 (a)	1,483
1,090,000	Credit Agricole SA/London 144A,
	1.68%, 4/15/19 (a)(b)	1,094
1,800,000	Credit Agricole SA/London 144A,
	1.82%, 6/10/20 (a)(b)	1,809
1,200,000	Credit Suisse/New York NY, 1.32%, 5/26/17 (a)	1,200
900,000	Credit Suisse/New York NY, 1.58%, 1/29/18 (a)	902
1,870,000	Fifth Third Bank/Cincinnati OH,
	1.44%, 9/27/19 (a)	1,873

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

540,000	Fifth Third Bank/Cincinnati OH,
	2.30%, 3/15/19	$547
1,590,000	Goldman Sachs Group Inc., 1.92%, 4/25/19 (a)	1,601
1,325,000	Goldman Sachs Group Inc., 2.24%, 11/15/21 (a)	1,325
980,000	HSBC Bank PLC 144A, 1.46%, 5/15/18 (a)(b)	980
880,000	HSBC USA Inc., 1.29%, 3/03/17 (a)	880
620,000	HSBC USA Inc., 1.74%, 9/24/18 (a)(e)	622
480,000	Huntington National Bank, 2.20%, 11/06/18	485
480,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	483
1,320,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	1,327
1,000,000	International Lease Finance Corp.,
	3.88%, 4/15/18	1,025
800,000	Jackson National Life Global Funding 144A,
	1.25%, 2/21/17 (b)	800
1,200,000	JPMorgan Chase & Co., 0.83%, 5/30/17
	GBP (a)(d)	1,468
1,600,000	JPMorgan Chase & Co., 1.84%, 1/23/20 (a)	1,616
640,000	KeyBank NA/Cleveland OH, 2.35%, 3/08/19	651
1,920,000	KFW, 1.00%, 7/15/19	1,909
1,640,000	Macquarie Bank Ltd. 144A,
	1.52%, 10/27/17 (a)(b)	1,640
1,590,000	Macquarie Group Ltd. 144A,
	1.89%, 1/31/17 (a)(b)	1,592
550,000	Metropolitan Life Global Funding I 144A,
	1.95%, 12/03/18 (b)	556
640,000	Mitsubishi UFJ Trust & Banking Corp. 144A,
	1.60%, 10/16/17 (b)	641
1,600,000	Mizuho Bank Ltd. 144A, 1.31%, 4/16/17 (a)(b)	1,601
820,000	Mizuho Bank Ltd. 144A, 1.31%, 9/25/17 (a)(b)	822
1,570,000	Morgan Stanley, 1.62%, 7/23/19 (a)	1,573
670,000	Morgan Stanley, 2.16%, 4/25/18 (a)	677
940,000	Morgan Stanley, 2.45%, 2/01/19	955
620,000	Morgan Stanley, 6.63%, 4/01/18	662
1,750,000	National City Bank/Cleveland OH,
	1.20%, 6/07/17 (a)	1,750
2,080,000	Nederlandse Waterschapsbank NV 144A,
	0.88%, 7/13/18 (b)	2,070
1,900,000	Nederlandse Waterschapsbank NV 144A,
	1.25%, 9/18/17 (b)	1,904
1,000,000	New York Life Global Funding, 0.70%, 9/28/17 GBP (a)(d)	1,225
930,000	New York Life Global Funding 144A,
	1.55%, 11/02/18 (b)	932
1,070,000	Nordea Bank AB 144A, 1.70%, 9/17/18 (a)(b)	1,078
640,000	Reliance Standard Life Global Funding II 144A, 2.15%, 10/15/18 (b)	645
1,920,000	Royal Bank of Canada, 1.63%, 4/15/19	1,920
900,000	Santander Bank NA, 2.00%, 1/12/18	900
1,500,000	Santander UK PLC, 1.36%, 3/13/17 (a)	1,500
595,000	Santander UK PLC, 2.50%, 3/14/19	603
1,600,000	Standard Chartered PLC 144A,
	1.18%, 9/08/17 (a)(b)	1,597
1,120,000	Standard Chartered PLC 144A,
	1.94%, 8/19/19 (a)(b)	1,128
1,130,000	Sumitomo Mitsui Banking Corp.,
	1.31%, 1/10/17 (a)	1,131
2,000,000	SunTrust Bank/Atlanta GA, 1.26%, 2/15/17 (a)	2,001

Principal or Shares	Security Description	Value (000)

1,420,000	Svensk Exportkredit AB, 1.25%, 4/12/19	$1,418
1,005,000	Synchrony Financial, 1.88%, 8/15/17	1,008
490,000	Synchrony Financial, 2.60%, 1/15/19	496
500,000	Toronto-Dominion Bank, 1.47%, 8/13/19 (a)	502
1,500,000	UBS AG/Stamford CT, 1.56%, 3/26/18 (a)	1,506
300,000	Ventas Realty LP, 1.25%, 4/17/17	300
570,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 1.75%, 9/15/17 (b)	571
1,740,000	Wells Fargo Bank NA, 1.62%, 1/22/18 (a)	1,749
990,000	Westpac Banking Corp., 1.37%, 8/19/19 (a)	990
2,020,000	Westpac Banking Corp., 1.66%, 8/19/21 (a)	2,028
		105,794
Industrial (15%)
2,330,000	AbbVie Inc., 1.80%, 5/14/18	2,338
600,000	Actavis Funding SCS, 1.30%, 6/15/17	600
940,000	Actavis Funding SCS, 1.85%, 3/01/17	942
920,000	Actavis Funding SCS, 1.93%, 3/12/18 (a)	929
1,860,000	Aetna Inc., 1.49%, 12/08/17 (a)	1,868
1,350,000	Aetna Inc., 1.70%, 6/07/18	1,355
1,000,000	Air Canada 2013-1 Class C Pass Through Trust
	144A, 6.63%, 5/15/18 (b)	1,044
300,000	Alibaba Group Holding Ltd., 1.63%, 11/28/17	301
900,000	American Honda Finance Corp., 1.20%, 7/12/19	894
680,000	American Honda Finance Corp.,
	1.64%, 2/22/19 (a)	688
1,610,000	Amgen Inc., 1.19%, 5/22/17 (a)	1,612
460,000	Anheuser-Busch InBev Finance Inc.,
	1.90%, 2/01/19	464
280,000	Apple Inc., 1.30%, 2/23/18	281
290,000	Apple Inc., 1.64%, 2/22/19 (a)	295
1,500,000	AT&T Inc., 2.30%, 3/11/19	1,516
687,000	AutoZone Inc., 1.30%, 1/13/17	687
400,000	AutoZone Inc., 1.63%, 4/21/19	400
1,200,000	BAT International Finance PLC 144A,
	1.36%, 6/15/18 (a)(b)	1,202
770,000	Baxalta Inc., 1.65%, 6/22/18 (a)	772
1,540,000	Becton Dickinson and Co., 1.45%, 5/15/17	1,544
620,000	BMW U.S. Capital LLC 144A,
	1.50%, 4/11/19 (b)	621
300,000	British Telecommunications PLC,
	1.25%, 2/14/17	300
1,150,000	British Telecommunications PLC,
	8.50%, 12/07/16 GBP (d)	1,419
390,000	Celgene Corp., 2.13%, 8/15/18	394
545,000	Cisco Systems Inc., 1.40%, 2/28/18	547
680,000	CNH Industrial Capital LLC, 3.88%, 7/16/18	688
1,840,000	CVS Health Corp., 1.90%, 7/20/18	1,855
1,860,000	Daimler Finance North America LLC 144A,
	1.14%, 3/02/17 (a)(b)	1,861
800,000	Daimler Finance North America LLC 144A,
	1.38%, 8/01/17 (b)	800
1,330,000	Daimler Finance North America LLC 144A,
	1.50%, 7/05/19 (b)	1,321
200,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 5.88%, 6/15/21 (b)	211
400,000	eBay Inc., 2.50%, 3/09/18	405
1,240,000	Ford Motor Credit Co. LLC, 1.65%, 8/12/19 (a)	1,241

Annual Report   11

Principal or Shares	Security Description	Value (000)

1,460,000	Ford Motor Credit Co. LLC, 1.68%, 3/12/19 (a)	$1,461
1,000,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	1,004
300,000	GATX Corp., 1.25%, 3/04/17	300
1,800,000	General Motors Financial Co. Inc.,
	2.24%, 4/10/18 (a)	1,810
1,190,000	General Motors Financial Co. Inc.,
	2.24%, 5/09/19 (a)	1,198
1,270,000	Glencore Funding LLC 144A,
	2.24%, 1/15/19 (a)(b)	1,275
1,510,000	Hewlett Packard Enterprise Co. 144A,
	2.70%, 10/05/17 (b)	1,529
990,000	Hyundai Capital America 144A,
	1.45%, 2/06/17 (b)	991
710,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (b)	707
720,000	Imperial Tobacco Finance PLC 144A,
	2.05%, 7/20/18 (b)	724
700,000	John Deere Capital Corp., 1.95%, 1/08/19	708
170,000	Johnson Controls Inc., 1.40%, 11/02/17	170
370,000	L-3 Communications Corp., 1.50%, 5/28/17	370
176,000	Lockheed Martin Corp., 1.85%, 11/23/18	178
350,000	Lowe’s Companies Inc., 1.46%, 9/14/18 (a)	353
1,300,000	Martin Marietta Materials Inc.,
	1.94%, 6/30/17 (a)	1,303
850,000	Mylan NV 144A, 2.50%, 6/07/19 (b)	860
1,750,000	NBCUniversal Enterprise Inc. 144A,
	1.57%, 4/15/18 (a)(b)	1,763
930,000	Newell Brands Inc., 2.60%, 3/29/19 (e)	949
500,000	PACCAR Financial Corp., 1.44%, 12/06/18 (a)	504
330,000	Philip Morris International Inc., 1.38%, 2/25/19	329
650,000	Rogers Communications Inc., 1.50%, 3/13/17
	CAD (a)(d)	484
660,000	Seagate HDD Cayman, 3.75%, 11/15/18	679
3,315,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	3,311
500,000	Societe Des Autoroutes Paris-Rhin-Rhone,
	0.45%, 3/31/19 EUR (a)(d)	555
820,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	828
690,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	702
920,000	Suntory Holdings Ltd. 144A, 1.65%, 9/29/17 (b)	921
800,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (b)	802
1,120,000	Teva Pharmaceutical Finance Netherlands III BV, 1.40%, 7/20/18	1,116
700,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	695
260,000	Thermo Fisher Scientific Inc., 2.15%, 12/14/18	264
300,000	Thomson Reuters Corp., 1.30%, 2/23/17	300
770,000	Thomson Reuters Corp., 1.65%, 9/29/17	772
405,000	United Continental Holdings Inc.,
	6.38%, 6/01/18	427
1,000,000	UnitedHealth Group Inc., 1.33%, 1/17/17 (a)	1,001
2,200,000	Verizon Communications Inc.,
	1.23%, 6/09/17 (a)	2,204
210,000	Verizon Communications Inc.,
	1.63%, 6/17/19 (a)	212

Principal or Shares	Security Description	Value (000)

850,000	Verizon Communications Inc.,
	2.61%, 9/14/18 (a)	$873
250,000	Walgreens Boots Alliance Inc., 1.75%, 11/17/17	251
580,000	Walgreens Boots Alliance Inc., 1.75%, 5/30/18	583
400,000	Whirlpool Corp., 1.65%, 11/01/17	401
1,190,000	Zimmer Holdings Inc., 1.45%, 4/01/17	1,191

		68,453

Utility (4%)
320,000	AES Corp./VA, 3.84%, 6/01/19 (a)	320
210,000	BP Capital Markets PLC, 1.32%, 5/10/18 (a)	210
1,220,000	BP Capital Markets PLC, 1.49%, 9/26/18 (a)	1,226
1,170,000	BP Capital Markets PLC, 1.67%, 2/13/18	1,175
350,000	Cameron International Corp., 1.40%, 6/15/17	350
500,000	Canadian Natural Resources Ltd.,
	1.75%, 1/15/18	500
1,180,000	Chevron Corp., 1.34%, 11/09/17	1,183
600,000	CNPC General Capital Ltd. 144A,
	1.72%, 5/14/17 (a)(b)	600
1,270,000	Dominion Resources Inc./VA, 1.25%, 3/15/17	1,271
1,350,000	Dominion Resources Inc./VA 144A,
	1.50%, 9/30/18 (b)	1,344
290,000	Dominion Resources Inc./VA, 2.96%, 7/01/19	297
350,000	Enbridge Inc., 1.29%, 6/02/17 (a)	350
650,000	Enbridge Inc., 1.35%, 3/13/17 CAD (a)(d)	484
960,000	Exxon Mobil Corp., 1.44%, 3/01/18	964
490,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	492
300,000	NextEra Energy Capital Holdings Inc.,
	1.65%, 9/01/18	301
1,000,000	Sabine Pass LNG LP, 7.50%, 11/30/16	1,004
1,050,000	Shell International Finance BV, 1.25%, 11/10/17	1,052
1,420,000	Shell International Finance BV, 1.38%, 5/10/19	1,413
1,790,000	Southern Co., 1.55%, 7/01/18	1,794
250,000	Southern Power Co., 1.85%, 12/01/17	251
700,000	Statoil ASA, 1.25%, 11/08/18 (a)	702
450,000	TECO Finance Inc., 1.48%, 4/10/18 (a)	449
670,000	Total Capital International SA,
	1.38%, 8/10/18 (a)	672
130,000	TransAlta Corp., 1.90%, 6/03/17	130

		18,534

Total Corporate Bond (Cost - $193,984)		192,781

FDIC Guaranteed (0%)
861	FDIC Structured Sale Guaranteed Notes 144A, 1.07%, 2/25/48 (a)(b)	1
1,494,101	FDIC Structured Sale Guaranteed Notes 144A, 1.24%, 12/04/20 (a)(b)	1,494

Total FDIC Guaranteed (Cost - $1,495)		1,495

Foreign Government (2%)
610,000,000	Japan Treasury Discount Bill, 0.00%, 12/12/16 JPY (d)(f)	5,818
1,600,000	Province of New Brunswick Canada,
	1.03%, 8/01/19 CAD (a)(d)	1,192

Total Foreign Government (Cost - $7,439)		7,010

Mortgage Backed (5%)
24,285	Bear Stearns ALT-A Trust, 2.88%, 3/25/34 (a)	23

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,304,538	BLCP Hotel Trust 2014-CLRN 144A,
	1.49%, 8/15/29 (a)(b)	$2,302
660,130	Fannie Mae Connecticut Avenue Securities,
	1.48%, 5/25/24 (a)	660
422,978	Fannie Mae Connecticut Avenue Securities,
	1.73%, 7/25/24 (a)	424
657,942	Fannie Mae Connecticut Avenue Securities,
	1.73%, 5/25/25 (a)	659
983,253	Fannie Mae Connecticut Avenue Securities,
	1.88%, 1/25/29 (a)	987
1,160,869	Fannie Mae Connecticut Avenue Securities,
	2.13%, 1/25/24 (a)	1,167
1,778,435	Fannie Mae Connecticut Avenue Securities,
	2.13%, 4/25/28 (a)	1,782
556,564	Fannie Mae Connecticut Avenue Securities,
	2.53%, 10/25/23 (a)	562
1,002,189	Fannie Mae Connecticut Avenue Securities,
	2.68%, 9/25/28 (a)	1,013
1,733,883	Fannie Mae Connecticut Avenue Securities,
	2.73%, 10/25/28 (a)	1,755
754,604	FN 906140 ARM, 2.59%, 1/01/37 (a)	798
248,117	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.53%, 2/25/24 (a)	248
987,489	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.78%, 10/25/28 (a)	989
311,683	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.98%, 11/25/23 (a)	313
124,576	GNR 2002-48 FT, 0.73%, 12/16/26 (a)	125
1,515,110	Gosforth Funding 2016-1 PLC 144A,
	0.99%, 2/15/58 GBP (a)(b)(d)	1,861
483,813	Harborview Mortgage Loan Trust,
	3.28%, 1/19/35 (a)	451
1,200,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2015-COSMO 144A,
	1.78%, 1/15/32 (a)(b)	1,201
1,664,368	JP Morgan Seasoned Mortgage Trust 2014-1
	144A, 1.03%, 5/25/33 (a)(b)	1,605
63,434	MASTR Asset Securitization Trust,
	5.00%, 7/25/19	64
2,400,000	Permanent Master Issuer PLC,
	0.75%, 7/15/42 (a)	2,400
117,174	Sequoia Mortgage Trust, 1.33%, 10/20/27 (a)	115
503,828	Sequoia Mortgage Trust, 1.45%, 2/25/43 (a)	492
654,922	Sequoia Mortgage Trust, 1.55%, 4/25/43 (a)	650
158,178	Sequoia Mortgage Trust, 2.87%, 1/25/42 (a)	160
232,568	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (a)(b)	232
396,573	Springleaf Mortgage Loan Trust 144A,
	1.87%, 9/25/57 (a)(b)	397
215,941	Structured Adjustable Rate Mortgage Loan Trust, 2.88%, 9/25/34 (a)	188
29,603	Structured Asset Mortgage Investments Inc.,
	4.08%, 7/25/32 (a)	30
972,204	Towd Point Mortgage Funding 2016-Granite1 PLC 144A, 1.58%, 7/20/46 GBP (a)(b)(d)	1,200

Total Mortgage Backed (Cost - $25,393)		24,853

Principal or Shares	Security Description	Value (000)
Municipal (1%)
3,000,000	New York City Transitional Finance Authority
	Future Tax Secured Revenue, 0.46%, 8/01/43 (a)	$3,000
1,780,000	New York State Housing Finance Agency,
	0.95%, 11/01/49 (a)	1,780

Total Municipal (Cost - $4,780)		4,780

NCUA Guaranteed (1%)
517,228	NCUA Guaranteed Notes Trust 2010-R1,
	0.98%, 10/07/20 (a)	518
240,104	NCUA Guaranteed Notes Trust 2010-R2,
	0.90%, 11/06/17 (a)	240
1,561,503	NCUA Guaranteed Notes Trust 2010-R3,
	1.09%, 12/08/20 (a)	1,565
494,457	NCUA Guaranteed Notes Trust 2011-R1,
	0.98%, 1/08/20 (a)	495
34,859	NCUA Guaranteed Notes Trust 2011-R2,
	0.93%, 2/06/20 (a)	35

Total NCUA Guaranteed (Cost - $2,853)		2,853

U.S. Government Agency (5%)
4,400,000	FFCB, 0.57%, 1/02/18 (a)	4,405
8,500,000	FHLB, 0.70%, 11/06/17 (a)	8,523
9,000,000	FHLMC, 0.53%, 4/20/17 (a)	9,010

Total U.S. Government Agency (Cost - $21,897)		21,938

U.S. Treasury (18%)
5,000,000	U.S. Treasury Bill, 0.19%, 2/16/17 (f)	4,995
10,000,000	U.S. Treasury Bill, 0.29%, 1/26/17 (f)	9,993
10,000,000	U.S. Treasury Floating Rate Note,
	0.59%, 7/31/18 (a)	10,006
5,000,000	U.S. Treasury Note, 0.50%, 2/28/17	5,003
16,000,000	U.S. Treasury Note, 0.50%, 3/31/17	16,006
10,000,000	U.S. Treasury Note, 0.54%, 4/30/18 (a)	10,014
5,000,000	U.S. Treasury Note, 0.63%, 7/31/17	5,000
3,000,000	U.S. Treasury Note, 0.63%, 9/30/17 (g)	2,999
250,000	U.S. Treasury Note, 0.75%, 10/31/17	250
10,000,000	U.S. Treasury Note, 0.88%, 1/31/17	10,015
8,300,000	U.S. Treasury Note, 0.88%, 7/15/17	8,315

Total U.S. Treasury (Cost - $82,562)		82,596

Investment Company (2%)
9,841,621	Payden Cash Reserves Money Market Fund *
	(Cost - $9,842)	9,842

Total Investments (Cost - $459,088) (99%)		457,028
Other Assets, net of Liabilities (1%)		6,121

Net Assets (100%)		$463,149

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Principal in foreign currency.
(e)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $934 and the total market value of the collateral held by the Fund is $959. Amounts in 000s.
(f)	Yield to maturity at time of purchase.
(g)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

Annual Report   13

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (000s)
Assets:
11/8/2016	British Pound (Sell 5,946)	HSBC Bank USA, N.A.	$312
11/8/2016	Canadian Dollar (Sell 2,898)	Royal Bank of Canada	37
11/8/2016	Euro (Sell 3,382)	Citibank, N.A.	82
11/8/2016	Japanese Yen (Sell 610,300)	Barclays Bank PLC	82

			$513

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$934
Non-cash Collateral[2]	(934)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Unrealized Depreciation (000s)
Markit CDX,	5.00%	Chicago Mercantile	Jun-21	USD 4,640	$(5)
North America
High Yield
Series 26 Index
Markit CDX,	1.00%	Chicago Mercantile	Jun-21	USD 4,725	—
North America
Investment
Grade Series 26
Index
Markit iTraxx	1.00%	InterContinental	Jun-21	EUR 8,242	(53)
Europe Series		Exchange
25 Index

					$(58)

See notes to financial statements.

14   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Corporate	49%
U.S. Treasury	21%
Asset Backed	14%
Mortgage Backed	7%
Certificate of Deposit	3%
Other	6%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Asset Backed (14%)
1,953,262	American Homes 4 Rent 2014-SFR1 144A,
	1.53%, 6/17/31 (a)(b)	$1,949
2,835,000	AmeriCredit Automobile Receivables Trust
	2014-3, 3.13%, 10/08/20	2,884
2,390,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.21%, 5/10/21	2,417
650,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.87%, 11/08/21	663
6,360,000	Apidos CLO 144A, 2.03%, 4/15/25 (a)(b)	6,349
500,000	Apidos CLO 144A, 2.58%, 4/15/25 (a)(b)	498
2,000,000	Babson CLO Ltd. 144A, 1.98%, 4/20/25 (a)(b)	1,995
1,900,000	Babson CLO Ltd. 144A, 3.73%, 4/20/27 (a)(b)	1,901
7,420,000	Barclays Dryrock Issuance Trust 2015-4,
	1.72%, 8/16/21	7,467
558,010	Capital Auto Receivables Asset Trust 2013-1,
	1.74%, 10/22/18	559
450,000	Capital Auto Receivables Asset Trust 2016-2,
	2.11%, 3/22/21	452
920,000	Capital Auto Receivables Asset Trust 2016-2,
	2.42%, 6/21/21	921
4,550,000	Cent CLO LP 144A, 2.00%, 7/23/25 (a)(b)	4,524
1,900,000	Chase Issuance Trust, 0.78%, 4/15/19 (a)	1,899
2,167,137	Colony American Homes 2014-1 144A,
	1.68%, 5/17/31 (a)(b)	2,173
2,238,050	Colony American Homes 2014-2 144A,
	1.47%, 7/17/31 (a)(b)	2,224
7,490,000	Colony Starwood Homes 2016-2 Trust 144A,
	1.79%, 12/17/33 (a)(b)	7,501
890,000	Drive Auto Receivables Trust 2016-B 144A,
	1.67%, 7/15/19 (b)	889
790,000	Drive Auto Receivables Trust 2016-B 144A,
	2.56%, 6/15/20 (b)	797
1,630,000	Drive Auto Receivables Trust 2016-B 144A,
	3.19%, 7/15/22 (b)	1,657
4,905,000	Dryden XXII Senior Loan Fund 144A,
	1.92%, 8/15/25 (a)(b)	4,882

Principal or Shares	Security Description	Value (000)

3,140,000	Dryden XXII Senior Loan Fund 144A,
	2.37%, 8/15/25 (a)(b)	$3,119
1,300,000	Dryden XXXI Senior Loan Fund 144A,
	2.78%, 4/18/26 (a)(b)	1,306
685,000	Dryden XXXI Senior Loan Fund 144A,
	3.73%, 4/18/26 (a)(b)	684
2,130,000	GM Financial Automobile Leasing Trust 2016-1,
	3.24%, 3/20/20	2,177
750,000	Great America Leasing Receivables Funding LLC
	144A, 1.83%, 6/17/19 (b)	751
785,228	GSAMP Trust 2004-SEA2, 1.18%, 3/25/34 (a)	787
1,810,000	Hyundai Auto Receivables Trust 2016-B,
	2.68%, 9/15/23	1,803
2,567,911	Invitation Homes 2013-SFR1 Trust 144A,
	1.68%, 12/17/30 (a)(b)	2,569
3,933,467	Invitation Homes 2014-SFR2 Trust 144A,
	1.64%, 9/17/31 (a)(b)	3,931
605,114	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	649
1,200,000	Madison Park Funding XVII Ltd 144A,
	3.78%, 7/21/27 (a)(b)	1,200
3,675,000	Octagon Investment Partners XIX Ltd. 144A,
	2.88%, 4/15/26 (a)(b)	3,694
2,500,000	Octagon Investment Partners XXIII Ltd. 144A,
	2.88%, 7/15/27 (a)(b)	2,512
585,000	Santander Drive Auto Receivables Trust 2014-3,
	2.65%, 8/17/20	593
970,000	Santander Drive Auto Receivables Trust 2015-1,
	3.24%, 4/15/21	990
1,070,000	Santander Drive Auto Receivables Trust 2015-2,
	3.02%, 4/15/21	1,087
1,750,000	Santander Drive Auto Receivables Trust 2016-2,
	2.66%, 11/15/21	1,775
8,300,000	Symphony CLO XV Ltd. 144A,
	2.33%, 10/17/26 (a)(b)	8,309

Annual Report   15

Principal or Shares	Security Description	Value (000)

4,250,000	Trade MAPS 1 Ltd. 144A,
	1.23%, 12/10/18 (a)(b)	$4,246
2,085,000	Tyron Park CLO Ltd. 144A,
	2.00%, 7/15/25 (a)(b)	2,080
4,215,000	Tyron Park CLO Ltd. 144A,
	2.43%, 7/15/25 (a)(b)	4,173
1,160,000	Venture XVII CLO Ltd. 144A,
	3.73%, 7/15/26 (a)(b)	1,150
900,000	Verizon Owner Trust 2016-1 144A,
	1.42%, 1/20/21 (b)	902
892,664	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	895
780,117	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	782
1,765,271	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (b)	1,776
1,040,000	Westlake Automobile Receivables Trust 2016-2 144A, 1.57%, 6/17/19 (b)	1,042
1,970,000	Westlake Automobile Receivables Trust 2016-2 144A, 2.30%, 11/15/19 (b)	1,979
980,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	992
Total Asset Backed (Cost - $112,148)		112,554
Bank Loans(c) (1%)
2,152,500	American Builders & Contractors Supply Co. Inc. Term Loan B1 IL, 3.50%, 4/16/20	2,163
2,750,193	Dole Food Co. Inc. Term Loan B 1L, 4.50%, 11/01/18	2,763
1,890,000	Serta Simmons Bedding LLC Term Loan 1L, 4.50%, 10/21/23	1,893
2,909,548	Starwood Property Trust Inc. Term Loan 1L, 3.50%, 4/19/20	2,916
Total Bank Loans (Cost - $9,710)		9,735
Certificate of Deposit (3%)
4,150,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1.57%, 9/27/2017	4,154
7,720,000	BNP Paribas, 1.52%, 9/25/2017	7,733
7,720,000	Cooperatieve Rabobank UA, 1.36%, 9/27/2017	7,728
6,330,000	Credit Agricole CIB, 1.45%, 9/26/2017	6,334
Total Certificate of Deposit (Cost - $25,920)		25,949
Corporate Bond (50%)
Financial (23%)
1,200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (b)	1,214
1,615,000	Aircastle Ltd., 6.75%, 4/15/17	1,649
1,030,000	Ally Financial Inc., 3.25%, 9/29/17 (d)	1,037
3,100,000	American Express Co., 1.40%, 5/22/18 (a)	3,108
2,400,000	ANZ New Zealand International Ltd./London 144A, 1.75%, 3/29/18 (b)	2,405
1,650,000	Astoria Financial Corp., 5.00%, 6/19/17	1,680
3,420,000	Australia & New Zealand Banking Group
	Ltd./New York NY, 1.60%, 7/15/19	3,409
3,910,000	Australia & New Zealand Banking Group
	Ltd./New York NY, 2.00%, 11/16/18	3,944
830,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)	834
4,160,000	Bank Nederlandse Gemeenten NV 144A,
	1.00%, 2/12/18 (b)	4,158
1,510,000	Bank of America Corp., 1.70%, 8/25/17	1,514
3,815,000	Bank of America Corp., 1.72%, 4/01/19 (a)	3,828
4,480,000	Bank of Montreal, 1.90%, 8/27/21	4,434

Principal or Shares	Security Description	Value (000)

1,750,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.20%, 3/10/17 (b)	$1,750
2,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.45%, 9/08/17 (b)	1,999
1,390,000	Banque Federative du Credit Mutuel SA 144A, 2.00%, 4/12/19 (b)	1,395
2,000,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	2,020
350,000	Berkshire Hathaway Inc., 1.15%, 8/15/18	350
2,500,000	BNZ International Funding Ltd./London 144A, 1.90%, 2/26/18 (b)	2,511
2,370,000	BPCE SA, 1.63%, 1/26/18	2,376
3,270,000	Branch Banking & Trust Co., 1.45%, 5/10/19	3,264
1,500,000	Capital One NA/Mclean VA, 1.50%, 9/05/17	1,501
2,140,000	Capital One NA/Mclean VA, 1.65%, 2/05/18	2,142
1,068,000	CIT Group Inc., 5.25%, 3/15/18	1,109
2,100,000	Citigroup Inc., 0.97%, 11/30/17 EUR (a)(e)	2,310
2,000,000	Citigroup Inc., 1.55%, 8/14/17	2,004
1,650,000	Citigroup Inc., 2.05%, 6/07/19	1,659
2,478,000	Citigroup Inc., 5.50%, 2/15/17	2,507
2,700,000	Citizens Bank NA/Providence RI,
	1.60%, 12/04/17	2,700
730,000	Citizens Bank NA/Providence RI,
	2.30%, 12/03/18	738
1,890,000	Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	1,897
1,900,000	Commonwealth Bank of Australia/New York NY, 2.05%, 3/15/19	1,916
1,740,000	Compass Bank, 1.85%, 9/29/17	1,739
1,420,000	Credit Agricole SA/London 144A,
	1.68%, 4/15/19 (a)(b)	1,425
4,010,000	Credit Suisse/New York NY, 1.38%, 5/26/17	4,009
2,280,000	Danske Bank A/S 144A, 1.65%, 9/06/19 (b)	2,272
2,600,000	Discover Bank/Greenwood DE, 2.60%, 11/13/18	2,642
960,000	Fifth Third Bancorp, 5.45%, 1/15/17	969
1,200,000	Fifth Third Bank/Cincinnati OH,
	2.30%, 3/15/19	1,216
3,210,000	FMS Wertmanagement AoeR, 1.00%, 8/16/19	3,189
3,110,000	Goldman Sachs Group Inc., 2.09%, 4/30/18 (a)	3,139
2,000,000	Goldman Sachs Group Inc., 5.95%, 1/18/18	2,105
2,970,000	HSBC Bank PLC 144A, 1.46%, 5/15/18 (a)(b)	2,971
2,590,000	HSBC USA Inc., 1.70%, 3/05/18	2,594
1,210,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	1,217
3,110,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	3,126
1,320,000	ING Bank NV 144A, 2.30%, 3/22/19 (b)	1,336
3,580,000	Inter-American Development Bank,
	1.00%, 5/13/19	3,571
3,200,000	International Lease Finance Corp.,
	3.88%, 4/15/18	3,280
2,600,000	JPMorgan Chase & Co., 0.83%, 5/30/17
	GBP (a)(e)	3,180
880,000	JPMorgan Chase & Co., 6.30%, 4/23/19	976
1,410,000	KeyBank NA/Cleveland OH, 2.35%, 3/08/19	1,435
1,425,000	Liberty Property LP, 6.63%, 10/01/17	1,491
1,440,000	Macquarie Bank Ltd. 144A,
	1.52%, 10/27/17 (a)(b)	1,440
2,570,000	Macquarie Bank Ltd. 144A, 1.60%, 10/27/17 (b)	2,574

16   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,060,000	Metropolitan Life Global Funding I 144A, 1.95%, 12/03/18 (b)	$2,082
700,000	Mizuho Bank Ltd. 144A, 1.31%, 9/25/17 (a)(b)	701
1,080,000	Mizuho Bank Ltd. 144A, 1.70%, 9/25/17 (b)	1,082
4,000,000	Morgan Stanley, 2.03%, 1/27/20 (a)	4,042
1,510,000	Morgan Stanley, 6.63%, 4/01/18	1,613
4,890,000	National Australia Bank Ltd./New York,
	1.38%, 7/12/19	4,854
2,920,000	Nederlandse Waterschapsbank NV 144A,
	0.88%, 7/13/18 (b)	2,906
2,200,000	New York Life Global Funding 144A,
	1.55%, 11/02/18 (b)	2,206
1,130,000	Nordea Bank AB 144A, 1.88%, 9/17/18 (b)	1,136
1,700,000	PNC Bank NA, 1.95%, 3/04/19	1,716
1,500,000	Prudential Financial Inc., 1.60%, 8/15/18 (a)	1,498
1,470,000	Reliance Standard Life Global Funding II 144A, 2.15%, 10/15/18 (b)	1,481
3,990,000	Royal Bank of Canada, 1.63%, 4/15/19	3,991
1,700,000	Santander Bank NA, 2.00%, 1/12/18	1,700
260,000	Santander UK PLC, 2.50%, 3/14/19	264
3,510,000	Standard Chartered PLC 144A,
	1.50%, 9/08/17 (b)	3,501
1,550,000	Standard Chartered PLC 144A,
	2.10%, 8/19/19 (b)	1,550
1,530,000	Sumitomo Mitsui Banking Corp.,
	1.76%, 10/19/18 (d)	1,532
1,995,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 10/18/19 (b)	2,002
3,330,000	SunTrust Bank/Atlanta GA, 5.20%, 1/17/17	3,355
3,320,000	Svenska Handelsbanken AB, 1.50%, 9/06/19	3,300
840,000	Synchrony Financial, 1.88%, 8/15/17	842
750,000	Synchrony Financial, 2.11%, 2/03/20 (a)	734
1,180,000	Synchrony Financial, 2.60%, 1/15/19	1,195
1,045,000	Synchrony Financial, 3.00%, 8/15/19	1,069
1,670,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19 (b)	1,719
650,000	Ventas Realty LP, 1.25%, 4/17/17	650
580,000	WEA Finance LLC / Westfield UK & Europe Finance PLC 144A, 1.75%, 9/15/17 (b)	581
700,000	WEA Finance LLC / Westfield UK & Europe Finance PLC 144A, 2.70%, 9/17/19 (b)	716
955,000	Wells Fargo Bank NA, 1.75%, 5/24/19	959
3,850,000	Westpac Banking Corp., 1.60%, 8/19/19	3,847
3,920,000	Westpac Banking Corp., 1.95%, 11/23/18	3,951
		184,033
Industrial (22%)
2,850,000	AbbVie Inc., 1.80%, 5/14/18	2,860
1,400,000	Actavis Funding SCS, 1.30%, 6/15/17	1,401
1,640,000	Actavis Funding SCS, 2.10%, 3/12/20 (a)	1,668
3,242,000	Actavis Funding SCS, 2.35%, 3/12/18	3,275
810,000	Aetna Inc., 1.70%, 6/07/18	813
4,040,000	Aetna Inc., 1.90%, 6/07/19	4,075
1,040,000	Air Canada 2013-1 Class C Pass Through Trust 144A, 6.63%, 5/15/18 (b)	1,085
780,000	Alibaba Group Holding Ltd., 1.63%, 11/28/17	781
400,000	Alibaba Group Holding Ltd., 2.50%, 11/28/19	406

Principal or Shares	Security Description	Value (000)

1,720,000	American Honda Finance Corp., 1.20%, 7/12/19	$1,709
2,640,000	Anheuser-Busch InBev Finance Inc.,
	1.90%, 2/01/19	2,661
2,000,000	Anthem Inc., 2.38%, 2/15/17	2,006
2,900,000	AT&T Inc., 2.30%, 3/11/19	2,931
850,000	Autodesk Inc., 1.95%, 12/15/17	853
790,000	AutoZone Inc., 1.63%, 4/21/19	791
930,000	Baidu Inc., 2.25%, 11/28/17	937
1,680,000	BAT International Finance PLC 144A,
	1.85%, 6/15/18 (b)	1,688
690,000	Baxalta Inc., 2.00%, 6/22/18	694
3,000,000	Becton Dickinson and Co., 1.45%, 5/15/17	3,007
1,300,000	BMW U.S. Capital LLC 144A,
	1.50%, 4/11/19 (b)	1,301
520,000	Carnival Corp., 1.88%, 12/15/17	523
990,000	Celgene Corp., 2.13%, 8/15/18	1,000
2,470,000	Cisco Systems Inc., 1.40%, 9/20/19	2,472
1,730,000	CNH Industrial Capital LLC, 3.88%, 7/16/18	1,749
1,800,000	Daimler Finance North America LLC 144A,
	1.38%, 8/01/17 (b)	1,801
3,070,000	Daimler Finance North America LLC 144A,
	1.50%, 7/05/19 (b)	3,050
2,200,000	Daimler Finance North America LLC 144A,
	1.65%, 3/02/18 (b)	2,205
1,255,000	Danone SA 144A, 1.69%, 10/30/19 (b)	1,257
4,050,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 3.48%, 6/01/19 (b)	4,158
400,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 5.88%, 6/15/21 (b)	422
2,070,000	DISH DBS Corp., 4.63%, 7/15/17	2,114
930,000	eBay Inc., 2.50%, 3/09/18	942
1,070,000	Express Scripts Holding Co., 1.25%, 6/02/17	1,070
585,000	Fidelity National Information Services Inc.,
	1.45%, 6/05/17	586
830,000	Fidelity National Information Services Inc.,
	2.00%, 4/15/18	837
1,130,000	Ford Motor Credit Co. LLC, 1.68%, 9/08/17	1,131
3,060,000	Ford Motor Credit Co. LLC, 2.02%, 5/03/19	3,061
2,000,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	2,008
560,000	Fortive Corp. 144A, 1.80%, 6/15/19 (b)	562
1,000,000	Freeport-McMoRan Inc., 2.15%, 3/01/17	999
1,700,000	GATX Corp., 2.50%, 7/30/19	1,724
3,900,000	General Motors Financial Co. Inc.,
	2.40%, 4/10/18	3,923
2,170,000	General Motors Financial Co. Inc.,
	2.40%, 5/09/19	2,173
1,580,000	General Motors Financial Co. Inc.,
	3.00%, 9/25/17	1,599
3,258,000	Glencore Finance Canada Ltd. 144A,
	2.70%, 10/25/17 (b)	3,270
1,860,000	Glencore Funding LLC 144A,
	2.24%, 1/15/19 (a)(b)	1,867
2,390,000	Harley-Davidson Financial Services Inc. 144A,
	2.15%, 2/26/20 (b)	2,404
853,000	Hertz Corp., 6.75%, 4/15/19	871
3,260,000	Hewlett Packard Enterprise Co. 144A,
	2.70%, 10/05/17 (b)	3,302

Annual Report   17

Principal or Shares	Security Description	Value (000)

2,950,000	Hewlett Packard Enterprise Co. 144A,
	3.10%, 10/05/18 (b)	$3,018
880,000	Hutchison Whampoa International 12 II Ltd.
	144A, 2.00%, 11/08/17 (b)	885
2,250,000	Hyundai Capital America 144A,
	1.45%, 2/06/17 (b)	2,252
1,200,000	Hyundai Capital America 144A,
	2.00%, 3/19/18 (b)	1,205
1,400,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (b)	1,393
646,000	IAC/InterActiveCorp, 4.88%, 11/30/18	653
455,000	IHO Verwaltungs GmbH 144A,
	4.13%, 9/15/21 (b)	467
1,670,000	Imperial Tobacco Finance PLC 144A,
	2.05%, 7/20/18 (b)	1,680
1,750,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	1,766
1,600,000	Korea Expressway Corp. 144A,
	1.63%, 4/28/17 (b)	1,600
2,380,000	Kraft Heinz Foods Co., 2.00%, 7/02/18 (d)	2,398
1,030,000	L-3 Communications Corp., 1.50%, 5/28/17	1,031
2,270,000	Lions Gate Entertainment Corp.,
	5.25%, 8/01/18	2,395
2,700,000	Martin Marietta Materials Inc.,
	1.94%, 6/30/17 (a)	2,706
2,165,000	Mondelez International Holdings Netherlands
	BV 144A, 1.63%, 10/28/19 (b)	2,159
1,630,000	Mylan NV 144A, 2.50%, 6/07/19 (b)	1,649
2,050,000	Newell Brands Inc., 2.60%, 3/29/19	2,093
750,000	Newell Rubbermaid Inc., 2.15%, 10/15/18	759
1,240,000	Nissan Motor Acceptance Corp. 144A,
	1.95%, 9/12/17 (b)	1,247
300,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	304
610,000	Novelis Corp. 144A, 6.25%, 8/15/24 (b)	636
1,385,000	NVIDIA Corp., 2.20%, 9/16/21	1,385
540,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 6/15/19 (b)	548
2,900,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.20%, 7/15/20 (b)	2,987
1,860,000	Reynolds American Inc., 2.30%, 6/12/18	1,885
1,450,000	Rogers Communications Inc., 1.50%, 3/13/17
	CAD (a)(e)	1,081
1,885,000	Seagate HDD Cayman, 3.75%, 11/15/18	1,939
8,487,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	8,477
2,800,000	Siemens Financieringsmaatschappij NV 144A,
	1.45%, 5/25/18 (b)	2,812
1,050,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	1,042
1,660,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	1,675

Principal or Shares	Security Description	Value (000)

1,620,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	$1,648
970,000	Stryker Corp., 2.00%, 3/08/19	979
2,000,000	Suntory Holdings Ltd. 144A, 1.65%, 9/29/17 (b)	2,003
1,800,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (b)	1,805
1,695,000	Tenet Healthcare Corp., 6.25%, 11/01/18	1,801
2,190,000	Teva Pharmaceutical Finance Netherlands III BV, 1.40%, 7/20/18	2,181
1,940,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	1,926
930,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	920
610,000	Thermo Fisher Scientific Inc., 2.15%, 12/14/18	618
1,690,000	Thomson Reuters Corp., 1.65%, 9/29/17	1,695
910,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (b)	911
690,000	United Continental Holdings Inc.,
	6.38%, 6/01/18	727
1,270,000	Verizon Communications Inc., 1.38%, 8/15/19	1,260
2,492,000	Verizon Communications Inc., 2.63%, 2/21/20	2,543
1,400,000	Volkswagen Group of America Finance LLC 144A, 1.60%, 11/20/17 (b)	1,401
680,000	Walgreens Boots Alliance Inc., 1.75%, 11/17/17	683
1,110,000	Walgreens Boots Alliance Inc., 1.75%, 5/30/18	1,116
1,500,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (b)	1,494
1,180,000	Western Digital Corp. 144A,
	10.50%, 4/01/24 (b)	1,366
1,810,000	Zimmer Holdings Inc., 2.00%, 4/01/18	1,820
560,000	Zimmer Holdings Inc., 2.70%, 4/01/20	570
		173,616
Utility (5%)
722,000	AES Corp./VA, 3.84%, 6/01/19 (a)	723
1,510,000	BP Capital Markets PLC, 1.49%, 9/26/18 (a)	1,517
1,000,000	BP Capital Markets PLC, 1.68%, 5/03/19	1,002
760,000	Cameron International Corp., 1.40%, 6/15/17	761
1,440,000	Canadian Natural Resources Ltd.,
	1.75%, 1/15/18	1,439
2,740,000	Chevron Corp., 1.34%, 11/09/17	2,746
1,400,000	CNPC General Capital Ltd. 144A,
	1.72%, 5/14/17 (a)(b)	1,401
3,785,000	Dominion Resources Inc./VA 144A,
	1.50%, 9/30/18 (b)	3,768
1,185,000	Dominion Resources Inc./VA, 2.96%, 7/01/19	1,213
1,530,000	DTE Energy Co., 1.50%, 10/01/19	1,523
2,100,000	EDP Finance BV 144A, 6.00%, 2/02/18 (b)	2,197
1,020,000	Electricite de France 144A, 1.34%, 1/20/17 (a)(b)	1,021
800,000	Enbridge Inc., 1.29%, 6/02/17 (a)(d)	799
1,900,000	Enbridge Inc., 1.35%, 3/13/17 CAD (a)(e)	1,415
1,000,000	Exxon Mobil Corp., 1.71%, 3/01/19	1,008
620,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	622
640,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	656
1,520,000	National Oilwell Varco Inc., 1.35%, 12/01/17	1,518
1,040,000	NextEra Energy Capital Holdings Inc.,
	1.59%, 6/01/17	1,043
600,000	NextEra Energy Capital Holdings Inc.,
	1.65%, 9/01/18	602
1,880,000	Sabine Pass LNG LP, 7.50%, 11/30/16	1,888
1,720,000	Shell International Finance BV, 1.25%, 11/10/17	1,723
450,000	Shell International Finance BV, 1.38%, 5/10/19	448

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,090,000	Shell International Finance BV,
	1.39%, 11/10/18 (a)	$2,105
1,650,000	Shell International Finance BV, 1.63%, 11/10/18	1,654
3,378,571	Southern California Edison Co., 1.85%, 2/01/22	3,374
570,000	Southern Power Co., 1.85%, 12/01/17	573
1,500,000	Total Capital International SA,
	1.38%, 8/10/18 (a)	1,504
487,000	TransAlta Corp., 1.90%, 6/03/17	486
		40,729
Total Corporate Bond (Cost - $398,569)		398,378
FDIC Guaranteed (1%)
3,444	FDIC Structured Sale Guaranteed Notes 144A, 1.07%, 2/25/48 (a)(b)	3
4,337,712	FDIC Structured Sale Guaranteed Notes 144A, 1.24%, 12/04/20 (a)(b)	4,338
760,104	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	781
926,128	FDIC Trust 144A, 2.18%, 5/25/50 (b)	927
Total FDIC Guaranteed (Cost - $6,025)		6,049
Foreign Government (1%)
6,780,000	Kommuninvest I Sverige AB 144A, 1.50%, 4/23/19 (b)
	(Cost - $6,778)	6,818
Mortgage Backed (6%)
727,506	Bank of America Mortgage 2002-K Trust,
	3.03%, 10/20/32 (a)	732
5,281,233	BLCP Hotel Trust 2014-CLRN 144A,
	1.49%, 8/15/29 (a)(b)	5,275
2,200,000	CIFC Funding 2015-II Ltd. 144A,
	3.88%, 4/15/27 (a)(b)	2,207
2,189,326	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 4/25/43 (a)(b)	2,077
1,458,984	Fannie Mae Connecticut Avenue Securities, 1.48%, 5/25/24 (a)	1,458
544,212	Fannie Mae Connecticut Avenue Securities, 1.48%, 5/25/24 (a)	544
974,542	Fannie Mae Connecticut Avenue Securities, 1.73%, 7/25/24 (a)	976
1,691,955	Fannie Mae Connecticut Avenue Securities, 2.13%, 1/25/24 (a)	1,701
6,320,331	Fannie Mae Connecticut Avenue Securities, 2.48%, 8/25/28 (a)	6,368
825,508	Fannie Mae Connecticut Avenue Securities, 2.53%, 10/25/23 (a)	833
2,210,571	Fannie Mae Connecticut Avenue Securities, 2.68%, 9/25/28 (a)	2,235
1,230,888	FN 708229 ARM, 2.40%, 4/01/33 (a)	1,303
309,408	FN 743821 ARM, 2.34%, 11/01/33 (a)	326
400,697	FN 755867 ARM, 2.63%, 12/01/33 (a)	422
352,902	FN 790762 ARM, 2.67%, 9/01/34 (a)	377
411,241	FN 790764 ARM, 2.67%, 9/01/34 (a)	435
421,760	FN 794792 ARM, 2.67%, 10/01/34 (a)	449
611,168	FN 794797 ARM, 2.51%, 10/01/34 (a)	643
953,696	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.63%, 5/25/25 (a)	955

Principal or Shares	Security Description	Value (000)

1,908,511	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.78%, 10/25/28 (a)	$1,912
1,042,191	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.98%, 11/25/23 (a)	1,045
1,315,822	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.48%, 5/25/25 (a)	1,376
374,568	Freddie Mac Structured Agency Credit Risk Debt Notes, 9.73%, 10/25/27 (a)	434
1,040,001	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.28%, 3/25/25 (a)	1,176
4,068,197	Gosforth Funding 2016-1 PLC 144A,
	0.99%, 2/15/58 GBP (a)(b)(e)	4,998
454,236	HomeBanc Mortgage Trust 2004-1,
	1.39%, 8/25/29 (a)	425
11,506	Indymac Index Mortgage Loan Trust,
	2.82%, 10/25/34 (a)	11
3,200,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2015-COSMO 144A,
	1.78%, 1/15/32 (a)(b)	3,203
908,083	JP Morgan Mortgage Trust 144A,
	2.50%, 3/25/43 (a)(b)	916
830,289	MLCC Mortgage Investors Inc.,
	2.65%, 2/25/36 (a)	824
522,177	MLCC Mortgage Investors Inc.,
	2.72%, 12/25/34 (a)	523
126,041	Morgan Stanley Mortgage Loan Trust 2004-5AR, 2.60%, 7/25/34 (a)	126
2,352,913	Residential Asset Securitization Trust,
	6.00%, 8/25/36	1,896
316,036	Sequoia Mortgage Trust, 1.33%, 10/20/27 (a)	309
1,142,011	Sequoia Mortgage Trust, 1.45%, 2/25/43 (a)	1,115
1,321,645	Sequoia Mortgage Trust, 1.55%, 4/25/43 (a)	1,311
415,219	Sequoia Mortgage Trust, 2.87%, 1/25/42 (a)	419
40,172	Sequoia Mortgage Trust, 3.50%, 4/25/42 (a)	40
715,595	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (a)(b)	714
1,126,654	Structured Adjustable Rate Mortgage Loan Trust, 3.08%, 8/25/34 (a)	1,103
Total Mortgage Backed (Cost - $53,769)		53,192
Municipal (0%)
1,420,000	California Earthquake Authority,
	1.82%, 7/01/17
	(Cost - $1,420)	1,427

U.S. Government Agency (2%)
5,366,000	FHLMC, 0.88%, 7/19/19	5,344
8,560,000	FNMA, 1.00%, 2/26/19	8,566
Total U.S. Government Agency (Cost - $13,893)		13,910

U.S. Treasury (21%)
18,000,000	U.S. Treasury Note, 0.63%, 4/30/18	17,955
18,000,000	U.S. Treasury Note, 0.75%, 1/31/18	18,001
18,000,000	U.S. Treasury Note, 0.75%, 2/28/18	17,997
9,466,000	U.S. Treasury Note, 0.75%, 9/30/18	9,447
2,000,000	U.S. Treasury Note, 0.88%, 1/15/18	2,004
22,430,000	U.S. Treasury Note, 0.88%, 5/31/18	22,454
7,074,000	U.S. Treasury Note, 0.88%, 6/15/19	7,059
15,000,000	U.S. Treasury Note, 1.00%, 12/31/17	15,045
21,102,000	U.S. Treasury Note, 1.00%, 2/15/18 (f)(g)	21,170

Annual Report   19

Principal or Shares	Security Description	Value (000)

13,360,000	U.S. Treasury Note, 1.00%, 8/15/18	$13,395
680,000	U.S. Treasury Note, 1.00%, 9/15/18	682
10,206,000	U.S. Treasury Note, 1.00%, 3/15/19	10,224
11,760,000	U.S. Treasury Note, 1.25%, 12/15/18	11,844
Total U.S. Treasury (Cost - $167,244)		167,277
Purchased Put Options (0%)
2,338	Eurodollar 1-Year Mid-Curve Option, 98, 3/19/18	132
1,807	Eurodollar 1-Year Mid-Curve Option, 98.25, 12/16/16	11
Total Purchased Put Options (Cost - $290)		143
Investment Company (2%)
14,583,353	Payden Cash Reserves Money Market Fund *
	(Cost - $14,583)	14,583

Total Investments (Cost - $810,349) (101%)		810,015
Liabilities in excess of Other Assets (-1%)		(9,123)

Net Assets (100%)		$800,892

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $1,379 and the total market value of the collateral held by the Fund is $1,419. Amounts in 000s.
(e)	Principal in foreign currency.
(f)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(g)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (000s)
Assets:
11/8/2016	British Pound (Sell 6,684)	HSBC Bank USA, N.A.	$351
11/8/2016	Canadian Dollar (Sell 3,352)	Royal Bank of Canada	43
11/8/2016	Euro (Sell 2,106)	Citibank, N.A.	51

			$445

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
222	U.S. Treasury 2 Year	Dec-16	$48,427	$(59)
	Note Future
33	U.S. Treasury 5 Year	Dec-16	(3,986)	23
	Note Future

				$ (36)

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Unrealized Depreciation (000s)
Markit CDX, North America High Yield Series 26 Index	5.00%	Chicago Mercantile	Jun-21	USD 7,824	$(10)
Markit iTraxx Europe Series 25 Index	1.00%	InterContinental Exchange	Jun-21	EUR 14,276	(95)
Markit North America Investment Grade Series 26 Index	1.00%	Chicago Mercantile	Jun-21	USD 7,763	—

					$(105)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,379
Non-cash Collateral[2]	(1,379)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

20   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class, except for class specific expenses.

Portfolio Composition - percent of investments
Mortgage Backed	62%
U.S. Treasury	26%
U.S. Government Guaranteed	6%
Asset Backed	1%
Cash equivalent	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016
Principal or Shares	Security Description	Value (000)
Asset Backed (2%)
1,781,934	United States Small Business Administration,
	2.88%, 9/10/21
	(Cost - $1,814)	$1,837
FDIC Guaranteed (3%)
17,222	FDIC Structured Sale Guaranteed Notes 144A,
	1.07%, 2/25/48 (a)(b)	17
307,558	FDIC Structured Sale Guaranteed Notes 144A,
	1.22%, 12/29/45 (a)(b)	308
2,120,659	FDIC Structured Sale Guaranteed Notes 144A,
	1.24%, 12/04/20 (a)(b)	2,121
1,076,815	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (b)	1,106
982,501	FDIC Trust 144A, 2.18%, 5/25/50 (b)	984
Total FDIC Guaranteed (Cost - $4,515)		4,536
Mortgage Backed (69%)
744,881	FH 1Q1363 ARM, 2.89%, 2/01/36 (a)	789
843,779	FH 2B0709 ARM, 2.09%, 8/01/42 (a)	886
853,363	FH 2B0972 ARM, 2.03%, 11/01/42 (a)	880
2,465,906	FH 2B1143 ARM, 2.20%, 2/01/43 (a)	2,529
956,608	FH 2B1317 ARM, 2.00%, 4/01/43 (a)	989
1,659,822	FH 2B1333 ARM, 1.80%, 4/01/43 (a)	1,707
2,519,051	FH 2B4763 ARM, 2.51%, 10/01/45 (a)	2,595
366,144	FH 849012 ARM, 1.97%, 3/01/43 (a)	379
592,897	FH 849486 ARM, 3.05%, 8/01/41 (a)	626
2,307,006	FH 849506 ARM, 2.95%, 11/01/44 (a)	2,386
1,562,090	FH 849707 ARM, 2.43%, 2/01/43 (a)	1,611
7,900,000	FN, 2.00%, 15YR TBA (c)	7,925
9,000,000	FN, 3.00%, 15YR TBA (c)	9,419
313,682	FN 555936 ARM, 2.52%, 9/01/33 (a)	332
479,942	FN 795816 ARM, 2.49%, 7/01/34 (a)	501
83,777	FN 838958 ARM, 2.76%, 8/01/35 (a)	88
86,491	FN 849088 ARM, 2.50%, 11/01/35 (a)	90
99,678	FN 866093 ARM, 2.84%, 3/01/36 (a)	107
895,932	FN 890434 15YR, 3.00%, 7/01/27	941
768,785	FN 995203 30YR, 5.00%, 7/01/35	859
456,126	FN AC0045 ARM, 2.37%, 10/01/38 (a)	476

Principal or Shares	Security Description	Value (000)

1,052,457	FN AE0193 ARM, 2.72%, 7/01/40 (a)	$1,117
1,143,878	FN AE0289 ARM, 2.77%, 5/01/40 (a)	1,215
636,529	FN AI4019 ARM, 3.48%, 7/01/41 (a)	669
1,752,223	FN AJ4092 15YR, 3.50%, 10/01/26	1,853
262,718	FN AL0502 ARM, 3.05%, 6/01/41 (a)	273
1,543,794	FN AL1869 15YR, 3.00%, 6/01/27	1,620
2,159,949	FN AL2095 15YR, 3.00%, 6/01/27	2,268
1,502,885	FN AL2221 15YR, 3.00%, 7/01/27	1,576
2,618,012	FN AL3234 ARM, 2.61%, 12/01/37 (a)	2,763
1,060,986	FN AL5596 ARM, 2.51%, 2/01/44 (a)	1,100
1,433,220	FN AL5790 ARM, 2.52%, 10/01/44 (a)	1,476
1,480,782	FN AL5967 ARM, 2.53%, 11/01/44 (a)	1,525
1,881,519	FN AL7648 ARM, 2.67%, 10/01/45 (a)	1,941
1,786,660	FN AL7790 ARM, 2.94%, 9/01/40 (a)	1,895
2,748,179	FN AL8490 ARM, 2.60%, 5/01/46 (a)	2,833
1,081,515	FN AO7975 15YR, 3.00%, 6/01/27	1,135
755,034	FN AP4080 ARM, 2.27%, 9/01/42 (a)	785
1,265,734	FN AP4746 15YR, 3.00%, 8/01/27	1,329
2,799,893	FN AS4186 15YR, 2.50%, 1/01/30	2,887
2,819,683	FN AS6443 15YR, 3.00%, 12/01/30	2,972
3,567,158	FN AS6527 30YR, 4.00%, 1/01/46	3,822
2,646,554	FN AS6528 30YR, 4.00%, 1/01/46	2,834
1,489,464	FN AS8013 15YR, 2.50%, 9/01/31	1,538
754,238	FN AU6974 ARM, 2.76%, 11/01/43 (a)	788
1,429,020	FN AU8673 ARM, 2.72%, 2/01/44 (a)	1,483
1,264,878	FN AY4068 ARM, 2.24%, 4/01/44 (a)	1,297
2,300,258	FN AZ2886 ARM, 2.67%, 9/01/45 (a)	2,377
1,793,109	FN AZ4380 ARM, 2.50%, 8/01/45 (a)	1,844
324,807	FNR 2002-10-FA, 1.28%, 2/25/32 (a)	332
399,727	G2 3515 30YR, 5.50%, 2/20/34	454
1,832,431	G2 5301 15YR, 3.50%, 2/20/27	1,936
1,140,844	G2 778200 20YR, 4.00%, 2/20/32	1,234
754,993	G2 778203 20YR, 4.75%, 2/20/32	831
551,243	G2 82457 ARM, 2.00%, 1/20/40 (a)	573
1,545,823	G2 AQ1884 30YR, 4.00%, 11/20/45	1,701
1,241,361	GN 728153, 5.50%, 10/15/29	1,413

Annual Report   21

Principal or Shares	Security Description	Value (000)

715,662	GN 737791 30YR, 4.50%, 12/15/40	$796
14,115,104	GNR 2014-79 ST, 1.13%, 7/20/29 (a)	429
Total Mortgage Backed (Cost - $94,690)		95,029
NCUA Guaranteed (4%)
928,952	NCUA Guaranteed Notes Trust 2010-A1, 0.88%, 12/07/20 (a)	928
744,141	NCUA Guaranteed Notes Trust 2010-R1, 0.98%, 10/07/20 (a)	746
1,912,816	NCUA Guaranteed Notes Trust 2010-R3, 2.40%, 12/08/20	1,924
989,129	NCUA Guaranteed Notes Trust 2011-R2, 0.93%, 2/06/20 (a)	990
694,277	NCUA Guaranteed Notes Trust 2011-R4, 0.91%, 3/06/20 (a)	694
Total NCUA Guaranteed (Cost - $5,286)		5,282
U.S. Treasury (28%)
15,000,000	U.S. Treasury Note, 0.75%, 2/28/18	14,998
5,000,000	U.S. Treasury Note, 1.00%, 3/15/19	5,009
2,000,000	U.S. Treasury Note, 1.38%, 7/31/18	2,018
2,000,000	U.S. Treasury Note, 1.38%, 2/28/19	2,021
2,500,000	U.S. Treasury Note, 1.50%, 1/31/22	2,513
2,000,000	U.S. Treasury Note, 1.63%, 6/30/19	2,034
5,260,000	U.S. Treasury Note, 1.63%, 6/30/20	5,350
5,000,000	U.S. Treasury Note, 1.75%, 10/31/20	5,106
Total U.S. Treasury (Cost - $39,036)		39,049

Principal or Shares	Security Description	Value (000)
Purchased Put Options (0%)
70	Eurodollar 1-Year Mid-Curve Option, 98,
	3/19/18
	(Cost - $6)	$4
Investment Company (5%)
7,153,328	Payden Cash Reserves Money Market Fund *
	(Cost - $ 7,153)	7,153
Total Investments (Cost - $152,500) (111%)		152,890
Liabilities in excess of Other Assets (-11%)		(14,946)
Net Assets (100%)		$137,944

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Security was purchased on a delayed delivery basis.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
142	90-Day Eurodollar	Sep-17	$35,115	$(15)
	Future
142	90-Day Eurodollar Future	Mar-18	(35,083)	23

				$8

See notes to financial statements.

22   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class, except for class specific expenses.

Portfolio Composition - percent of investments

Mortgage Backed	95%
U.S. Government Guaranteed	3%
Investment Company	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (2%)
32,721	FDIC Structured Sale Guaranteed Notes 144A, 1.07%, 2/25/48 (a)(b)	$33
830,406	FDIC Structured Sale Guaranteed Notes 144A, 1.22%, 12/29/45 (a)(b)	832
3,578,613	FDIC Structured Sale Guaranteed Notes 144A, 1.25%, 12/04/20 (a)(b)	3,578

Total FDIC Guaranteed (Cost - $4,446)		4,443
Mortgage Backed (140%)
2,319,041	Fannie Mae Multifamily Remic Trust 2015-M12, 0.85%, 4/25/20 (a)	2,323
3,356,967	Fannie Mae-Aces, 0.73%, 6/25/18 (a)	3,359
692,546	Fannie Mae-Aces, 0.76%, 5/25/18 (a)	691
2,482,748	Fannie Mae-Aces, 0.76%, 3/25/19 (a)	2,485
1,217,210	FH 1J1279 ARM, 2.50%, 4/01/36 (a)	1,288
1,455,805	FH 1Q0062 ARM, 2.49%, 11/01/35 (a)	1,512
821,969	FH 2B1143 ARM, 2.20%, 2/01/43 (a)	843
1,101,024	FH 847228 ARM, 2.88%, 1/01/34 (a)	1,174
2,588,538	FHLMC Multifamily Structured Pass Through Certificates, 0.84%, 6/25/21 (a)	2,585
255,296	FHLMC Multifamily Structured Pass Through Certificates, 0.90%, 7/25/20 (a)	255
5,300,000	FHLMC Multifamily Structured Pass Through Certificates, 1.23%, 11/25/22 (a)	5,316
993,125	FN 832100 ARM, 2.91%, 7/01/35 (a)	1,059
1,481,021	FN AE0289 ARM, 2.77%, 5/01/40 (a)	1,573
1,261,435	FN AK0419 ARM, 2.76%, 12/01/27 (a)	1,332
2,903,421	FN AL0891 ARM, 3.44%, 9/01/41 (a)	3,064
2,641,007	FN AL2493 ARM, 2.41%, 10/01/42 (a)	2,717
2,765	FNR 1998-12 A, 4.39%, 2/25/18 (a)	3
815,176	FNR 2007-110 FA, 1.15%, 12/25/37 (a)	818
3,637,257	Freddie Mac Multifamily Structured Pass
	Through Certificates, 0.90%, 5/25/22 (a)	3,635
47,000,000	G2, 3.00%, 30YR TBA (c)	48,964
79,280,000	G2, 3.50%, 30YR TBA (c)	83,969
84,808	G2 3133 30YR, 6.50%, 9/20/31	100
971,589	G2 3415 30YR, 5.50%, 7/20/33	1,102

Principal or Shares	Security Description	Value (000)

660,156	G2 3515 30YR, 5.50%, 2/20/34	$750
915,638	G2 3584 30YR, 6.00%, 7/20/34	1,051
815,491	G2 3599 30YR, 6.50%, 8/20/34	988
717,761	G2 3711 30YR, 5.50%, 5/20/35	814
941,667	G2 3747 30YR, 5.00%, 8/20/35	1,057
586,224	G2 3772 30YR, 5.00%, 10/20/35	658
1,076,942	G2 3785 30YR, 5.00%, 11/20/35	1,197
1,819,200	G2 3819 30YR, 5.50%, 2/20/36	2,052
250,644	G2 3891 30YR, 6.50%, 8/20/36	296
1,337,288	G2 4802 30YR, 5.00%, 9/20/40	1,484
830,304	G2 4945 30YR, 4.00%, 2/20/41	895
777,353	G2 4978 30YR, 4.50%, 3/20/41	853
2,167,849	G2 5083 30YR, 5.00%, 6/20/41	2,406
854,152	G2 5140 30YR, 4.50%, 8/20/41	938
5,333,381	G2 5258 30YR, 3.50%, 12/20/41	5,677
1,013,298	G2 713314 30YR, 6.00%, 3/20/39	1,144
121,308	G2 728869 30YR, 4.13%, 4/20/40	130
529,430	G2 728870 30YR, 4.63%, 4/20/40	575
107,964	G2 736498 30YR, 4.13%, 4/20/40	116
205,521	G2 736499 30YR, 4.63%, 4/20/40	222
185,237	G2 742041 30YR, 4.63%, 6/20/40	200
3,140,874	G2 757211 30YR, 4.50%, 12/20/40	3,427
820,266	G2 770239 30YR, 4.00%, 2/20/42	890
410,003	G2 80013 ARM, 2.00%, 11/20/26 (a)	424
341,725	G2 80029 ARM, 2.00%, 1/20/27 (a)	353
677,929	G2 80044 ARM, 2.00%, 2/20/27 (a)	701
1,041,799	G2 80052 ARM, 2.00%, 3/20/27 (a)	1,078
113,286	G2 8006 ARM, 1.88%, 7/20/22 (a)	116
1,978,064	G2 80074 ARM, 2.13%, 5/20/27 (a)	2,046
102,940	G2 80311 ARM, 1.88%, 8/20/29 (a)	107
2,182,682	G2 80319 ARM, 1.88%, 9/20/29 (a)	2,266
489,513	G2 8041 ARM, 1.88%, 8/20/22 (a)	502
134,470	G2 80424 ARM, 1.88%, 7/20/30 (a)	140
285,054	G2 80428 ARM, 2.00%, 7/20/30 (a)	297
656,782	G2 80541 ARM, 1.88%, 9/20/31 (a)	683
501,035	G2 80569 ARM, 2.00%, 1/20/32 (a)	520
328,221	G2 80570 ARM, 2.00%, 1/20/32 (a)	333
119,700	G2 80579 ARM, 2.00%, 2/20/32 (a)	124

Annual Report   23

Principal or Shares	Security Description	Value (000)

1,431,148	G2 80637 ARM, 1.88%, 9/20/32 (a)	$1,487
4,787,543	G2 80749 ARM, 2.00%, 10/20/33 (a)	4,977
3,399,302	G2 80795 ARM, 2.00%, 12/20/33 (a)	3,531
1,476,773	G2 80826 ARM, 2.00%, 2/20/34 (a)	1,535
2,110,977	G2 80835 ARM, 2.00%, 2/20/34 (a)	2,198
366,873	G2 80837 ARM, 2.00%, 2/20/34 (a)	381
373,355	G2 81018 ARM, 1.88%, 8/20/34 (a)	389
9,690	G2 81044 ARM, 1.88%, 8/20/34 (a)	10
72,777	G2 8121 ARM, 2.00%, 1/20/23 (a)	75
1,448,759	G2 81214 ARM, 2.00%, 1/20/35 (a)	1,509
516,835	G2 81220 ARM, 2.00%, 1/20/35 (a)	538
494,918	G2 81278 ARM, 2.00%, 3/20/35 (a)	515
1,990,541	G2 81282 ARM, 2.00%, 3/20/35 (a)	2,072
307,945	G2 81938 ARM, 1.88%, 7/20/37 (a)	316
3,719,439	G2 82074 ARM, 2.13%, 5/20/38 (a)	3,864
2,066,503	G2 82107 ARM, 1.88%, 7/20/38 (a)	2,154
279,032	G2 82151 ARM, 1.88%, 9/20/38 (a)	287
100,443	G2 8228 ARM, 1.88%, 7/20/23 (a)	103
3,481,534	G2 82457 ARM, 2.00%, 1/20/40 (a)	3,616
1,920,686	G2 82463 ARM, 2.00%, 1/20/40 (a)	1,996
1,845,950	G2 82737 ARM, 2.00%, 2/20/41 (a)	1,913
758,107	G2 83031 ARM, 2.50%, 1/20/42 (a)	782
998,065	G2 83048 ARM, 3.00%, 2/20/42 (a)	1,034
249,665	G2 8358 ARM, 2.00%, 1/20/24 (a)	257
189,670	G2 8359 ARM, 2.00%, 1/20/24 (a)	195
180,104	G2 8371 ARM, 2.00%, 2/20/24 (a)	185
97,679	G2 8373 ARM, 2.00%, 2/20/24 (a)	101
897,982	G2 8547 ARM, 2.00%, 11/20/24 (a)	924
78,828	G2 8580 ARM, 2.00%, 1/20/25 (a)	81
125,621	G2 8595 ARM, 2.00%, 2/20/25 (a)	130
48,189	G2 8855 ARM, 2.00%, 10/20/21 (a)	49
388,832	G2 8968 ARM, 1.88%, 9/20/26 (a)	402
1,276,692	G2 8991 ARM, 2.00%, 10/20/26 (a)	1,319
5,598,032	G2 MA0698 30YR, 3.00%, 1/20/43	5,858
4,717,851	G2 MA1012 30YR, 3.50%, 5/20/43	5,025
5,953,647	G2 MA1089 30YR, 3.00%, 6/20/43	6,230
4,654,105	G2 MA1520 30YR, 3.00%, 12/20/43	4,871
5,223,553	G2 MA2372 30YR, 4.00%, 11/20/44	5,599
5,037,712	G2 MA3311 30YR, 4.00%, 12/20/45	5,400
6,325,064	G2 MA3454 30YR, 3.50%, 2/20/46	6,705
6,101,349	G2 MA3597 30YR, 3.50%, 4/20/46	6,469
6,593,123	G2 MA3663 30YR, 3.50%, 5/20/46	6,991
5,467,314	G2 MA3664 30YR, 4.00%, 5/20/46	5,865
2,654,251	G2 MA3737 30YR, 4.00%, 6/20/46	2,849
4,931,895	G2 MA3802 30YR, 3.00%, 7/20/46	5,146
964,839	GN 366983 30YR, 4.00%, 6/15/41	1,038
6,499,584	GN 367090 30YR, 4.50%, 7/15/41	7,337
6,903,215	GN 367092 30YR, 4.50%, 7/15/41	7,701
2,405,928	GN 455989 15YR, 5.00%, 7/15/26	2,693
99,330	GN 524825 30YR, 5.47%, 10/15/29	112
82,008	GN 524869 30YR, 5.47%, 1/15/30	93
189,284	GN 524925 30YR, 5.47%, 2/15/30	214
85,041	GN 524968 30YR, 5.47%, 3/15/30	96
111,886	GN 524996 30YR, 5.47%, 5/15/30	126
136,471	GN 525015 30YR, 5.47%, 6/15/30	154
100,905	GN 525033 30YR, 5.47%, 7/15/30	114
43,459	GN 546392 30YR, 5.47%, 2/15/31	49
337,113	GN 558954 20YR, 5.25%, 5/15/29	381
1,028,996	GN 558956 30YR, 4.50%, 6/15/29	1,143
61,921	GN 596009 30YR, 5.75%, 7/15/32	70

Principal or Shares	Security Description	Value (000)

79,865	GN 596023 30YR, 5.75%, 7/15/32	$91
52,360	GN 596035 30YR, 5.75%, 8/15/32	60
161,320	GN 596054 30YR, 5.75%, 8/15/32	185
141,485	GN 596071 30YR, 5.75%, 8/15/32	161
99,613	GN 596072 30YR, 5.75%, 7/15/32	113
227,392	GN 596090 30YR, 5.75%, 8/15/32	260
238,042	GN 596135 30YR, 5.75%, 8/15/32	271
130,023	GN 596166 30YR, 5.75%, 8/15/32	148
164,899	GN 596178 30YR, 5.75%, 9/15/32	189
50,001	GN 596197 30YR, 5.75%, 8/15/32	57
108,323	GN 596225 30YR, 5.75%, 9/15/32	123
28,932	GN 596231 30YR, 5.75%, 9/15/32	33
91,654	GN 596237 30YR, 5.75%, 9/15/32	104
39,886	GN 596312 30YR, 5.75%, 9/15/32	45
60,868	GN 596313 30YR, 5.75%, 9/15/32	69
136,125	GN 596396 30YR, 5.75%, 9/15/32	155
148,730	GN 601699 30YR, 5.70%, 12/15/32	169
358,065	GN 601738 30YR, 5.25%, 1/15/33	402
181,703	GN 601772 30YR, 5.25%, 1/15/33	204
165,809	GN 601774 30YR, 5.25%, 1/15/33	186
117,377	GN 601775 30YR, 5.70%, 1/15/33	133
177,738	GN 601786 30YR, 5.25%, 2/15/33	199
219,275	GN 601791 30YR, 5.25%, 2/15/33	246
115,577	GN 601810 30YR, 5.25%, 2/15/33	130
116,686	GN 601845 30YR, 5.25%, 2/15/33	131
195,307	GN 601858 30YR, 5.70%, 2/15/33	222
892,563	GN 601872 30YR, 5.25%, 3/15/33	1,021
263,518	GN 601937 30YR, 5.25%, 3/15/33	295
101,220	GN 602002 30YR, 5.25%, 3/15/33	113
90,600	GN 602043 30YR, 5.25%, 4/15/33	102
476,501	GN 605099 30YR, 5.50%, 3/15/34	545
145,711	GN 613272 30YR, 5.25%, 5/15/33	163
91,400	GN 613354 30YR, 5.45%, 7/15/33	103
105,428	GN 613355 30YR, 5.70%, 4/15/33	120
59,456	GN 613379 30YR, 5.45%, 7/15/33	67
1,104,626	GN 616826 30YR, 5.50%, 1/15/35	1,262
1,594,596	GN 673234 30YR, 6.00%, 11/15/38	1,827
448,182	GN 677318 30YR, 6.00%, 9/15/38	517
2,121,657	GN 704439 30YR, 4.50%, 3/15/39	2,367
2,681,215	GN 710868 30YR, 5.50%, 9/15/39	3,059
750,251	GN 728153 20YR, 5.50%, 10/15/29	854
452,879	GN 728159 20YR, 5.25%, 11/15/29	510
6,937,232	GN 734089 30YR, 4.00%, 12/15/40	7,523
902,885	GN 743362 30YR, 4.75%, 6/15/40	1,014
41,044	GN 743363 30YR, 4.25%, 5/15/40	45
113,428	GN 743502 30YR, 4.25%, 6/15/40	123
406,190	GN 743503 30YR, 4.75%, 6/15/40	454
4,802,764	GN 745187 30YR, 4.50%, 7/15/40	5,344
128,154	GN 747368 30YR, 4.75%, 7/15/40	142
186,894	GN 747491 30YR, 4.75%, 7/15/40	207
63,935	GN 747740 30YR, 4.25%, 9/15/40	70
207,091	GN 747741 30YR, 4.75%, 9/15/40	229
446,877	GN 761040 30YR, 4.25%, 3/15/41	486
524,303	GN 762726 30YR, 4.25%, 3/15/41	573
629,690	GN 763012 30YR, 4.25%, 4/15/41	688
808,569	GN 763216 30YR, 4.25%, 4/15/41	891
61,913	GN 768886 30YR, 4.25%, 6/15/41	67
418,960	GN 781636 30YR, 5.50%, 7/15/33	480
498,603	GN 781810 30YR, 5.50%, 10/15/34	571
1,156,221	GN 782835 30YR, 6.00%, 12/15/39	1,323

See notes to financial statements.

24   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,282,708	GN 782858 30YR, 6.00%, 11/15/39	$1,468
7,160,215	GN AV1814 30YR, 3.00%, 8/15/46	7,458
2,411,378	GNR, 1.13%, 2/20/38 (a)	2,431
5,779	GNR 1999-45 FC, 0.96%, 12/16/29 (a)	6
6,934	GNR 1999-45 FH, 1.01%, 12/16/29 (a)	7
79,901	GNR 2000-22 FG, 0.73%, 5/16/30 (a)	80
327,807	GNR 2000-9 FG, 1.13%, 2/16/30 (a)	331
285,424	GNR 2000-9 FH, 1.03%, 2/16/30 (a)	287
262,982	GNR 2001-19 F, 1.03%, 5/16/31 (a)	265
23,025	GNR 2001-21 FN, 0.73%, 8/16/22 (a)	23
1,230,951	GNR 2001-22 FG, 0.88%, 5/16/31 (a)	1,232
593,241	GNR 2001-31 FA, 0.78%, 6/16/31 (a)	596
527,485	GNR 2001-35 FA, 0.81%, 8/16/31 (a)	529
1,487,565	GNR 2001-47 FA, 0.96%, 9/16/31 (a)	1,495
495,693	GNR 2001-59 FA, 0.93%, 11/16/24 (a)	498
270,993	GNR 2001-65 FV, 0.93%, 2/20/29 (a)	272
335,479	GNR 2002-11 FJ, 1.03%, 2/20/32 (a)	338
308,929	GNR 2002-13 FA, 1.06%, 2/16/32 (a)	311
860,466	GNR 2002-48 FG, 0.83%, 12/16/30 (a)	863
351,525	GNR 2002-48 FT, 0.73%, 12/16/26 (a)	352
824,031	GNR 2002-5 FP, 1.08%, 1/16/32 (a)	830
547,256	GNR 2002-72 FA, 0.93%, 10/20/32 (a)	549
251,738	GNR 2002-72 FB, 0.93%, 10/20/32 (a)	253
574,383	GNR 2002-72 FE, 0.93%, 10/20/32 (a)	577
485,610	GNR 2002-76 F, 0.73%, 1/16/31 (a)	487
144,023	GNR 2002-76 FY, 0.83%, 12/16/26 (a)	144
2,503	GNR 2002-79 FB, 0.78%, 11/16/32 (a)	3
1,018,297	GNR 2003-71 FC, 1.03%, 7/20/33 (a)	1,028
1,504,950	GNR 2003-94 FB, 0.83%, 12/16/30 (a)	1,509
2,566,409	GNR 2004-56 F, 0.93%, 6/20/33 (a)	2,578
1,420,586	GNR 2004-59 FH, 0.81%, 8/16/34 (a)	1,423
252,551	GNR 2004-73 JM, 0.00%, 9/16/34	244
405,808	GNR 2006-47 FA, 0.76%, 8/16/36 (a)	404
2,417,526	GNR 2006-60 FK, 0.73%, 11/20/36 (a)	2,408
178,069	GNR 2006-64 PO, 0.00%, 4/16/34	176
2,098,982	GNR 2007-54 FC, 0.79%, 9/20/37 (a)	2,090
766,957	GNR 2007-76 FB, 1.03%, 11/20/37 (a)	771
2,071,244	GNR 2008-15 CF, 1.04%, 2/20/38 (a)	2,082
508,874	GNR 2008-2 FH, 0.98%, 1/20/38 (a)	511
2,724,184	GNR 2008-67 UF, 0.98%, 6/20/38 (a)	2,751
1,042,416	GNR 2009-87 FB, 1.18%, 9/20/39 (a)	1,052
32,776,904	GNR 2014-79 ST, 1.13%, 7/20/29 (a)	997
Total Mortgage Backed (Cost - $404,912)		413,881

Principal or Shares	Security Description	Value (000)
NCUA Guaranteed (2%)
3,361,453	NCUA Guaranteed Notes Trust 2010-R2,
	0.90%, 11/06/17 (a)	$3,363
1,211,264	NCUA Guaranteed Notes Trust 2011-R3,
	0.93%, 3/11/20 (a)	1,211
2,407,269	NCUA Guaranteed Notes Trust 2011-R4,
	0.91%, 3/06/20 (a)	2,408
Total NCUA Guaranteed (Cost - $6,988)		6,982
Purchased Put Options (0%)
770	Eurodollar 1-Year Mid-Curve Option, 98,
	3/19/18
	(Cost - $60)	43
Investment Company (4%)
10,945,609	Payden Cash Reserves Money Market Fund *
	(Cost - $10,946)	10,946
Total Investments (Cost - $427,352) (148%)		436,295
Liabilities in excess of Other Assets (-48%)		(141,307)

Net Assets (100%)		$294,988

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Security was purchased on a delayed delivery basis.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
291	90-Day Eurodollar Future	Sep-17	$71,960	$(30)
291	90-Day Eurodollar Future	Mar-18	(71,895)	46
100	U.S. Treasury 2 Year Note Future	Dec-16	(21,814)	33
				$ 49

See notes to financial statements.

Annual Report   25

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class, except for class specific expenses.

Portfolio Composition - percent of investments

Corporate Bond	41%
Mortgage Backed	25%
U.S. Treasury	12%
Investment Company	7%
Foreign Government	4%
Other	11%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Asset Backed (8%)
6,020,000	Babson CLO Ltd. 144A, 1.98%, 4/20/25 (a)(b)	$6,006
1,750,000	Carlyle Global Market Strategies CLO 2016-1
	Ltd. 144A, 4.18%, 4/20/27 (a)(b)	1,765
97,323	Chase Funding Mortgage Loan Asset-Backed
	Certificates, 1.19%, 11/25/32 (a)	94
1,718,763	Colony American Homes 2014-1 144A,
	1.68%, 5/17/31 (a)(b)	1,723
1,410,945	Colony American Homes 2014-2 144A,
	1.47%, 7/17/31 (a)(b)	1,402
1,873,086	Colony American Homes 2015-1 144A,
	1.73%, 7/17/32 (a)(b)	1,878
3,190,000	Colony Starwood Homes 2016-2 Trust 144A,
	1.79%, 12/17/33 (a)(b)	3,195
6,665,000	Dryden XXII Senior Loan Fund 144A,
	1.92%, 8/15/25 (a)(b)	6,634
1,125,000	Eaton Vance CLO 2015-1 Ltd. 144A,
	5.08%, 10/20/26 (a)(b)	1,127
2,600,000	First Investors Auto Owner Trust 2016-2 144A,
	2.53%, 7/15/22 (b)	2,596
2,870,000	Flatiron CLO 2014-1 Ltd. 144A,
	2.78%, 7/17/26 (a)(b)	2,859
1,980,000	Hyundai Auto Receivables Trust 2016-B,
	2.68%, 9/15/23	1,973
1,472,772	Invitation Homes 2013-SFR1 Trust 144A,
	1.68%, 12/17/30 (a)(b)	1,474
1,764,437	Invitation Homes 2014-SFR1 Trust 144A,
	1.53%, 6/17/31 (a)(b)	1,761
1,937,379	Invitation Homes 2014-SFR2 Trust 144A,
	1.64%, 9/17/31 (a)(b)	1,936
2,094,679	Invitation Homes 2014-SFR3 Trust 144A,
	1.73%, 12/17/31 (a)(b)	2,097
3,138,408	Invitation Homes 2015-SFR3 Trust 144A,
	1.83%, 8/17/32 (a)(b)	3,154
1,951,494	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	2,091
1,750,000	LCM XXI LP 144A, 4.38%, 4/20/28 (a)(b)	1,759

Principal or Shares	Security Description	Value (000)

180,068	Nelnet Student Loan Trust 2014-2A 144A,
	0.81%, 6/25/21 (a)(b)	$180
1,750,000	Octagon Investment Partners 26 Ltd. 144A,
	4.23%, 4/15/27 (a)(b)	1,756
1,289,385	SLM Student Loan Trust, 0.91%, 7/26/21 (a)	1,289
2,300,000	Symphony CLO XV Ltd. 144A,
	2.33%, 10/17/26 (a)(b)	2,303
6,395,000	Tyron Park CLO Ltd. 144A,
	2.00%, 7/15/25 (a)(b)	6,379
949,707	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	952
992,505	VOLT XXXV LLC 144A, 3.50%, 6/26/45 (b)	995
1,250,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	1,266
Total Asset Backed (Cost - $60,402)		60,644
Certificate of Deposit (1%)
3,720,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1.53%, 8/30/17	3,722
2,680,000	BNP Paribas, 1.52%, 9/13/17	2,685
Total Certificate of Deposit (Cost - $6,400)		6,407
Commercial Paper (1%)
8,000,000	Federal Farm Credit Discount Notes, 0.00%, 11/01/16 (Cost - $8,000)	8,000
Corporate Bond (47%)
Financial (18%)
2,325,000	AerCap Ireland Capital Ltd. / AerCap Global
	Aviation Trust, 5.00%, 10/01/21	2,476
550,000	Air Lease Corp., 4.25%, 9/15/24	582
1,995,000	Air Lease Corp., 5.63%, 4/01/17	2,037
890,000	Ally Financial Inc., 3.25%, 11/05/18	892
2,815,000	American Tower Corp., 3.38%, 10/15/26	2,807
2,045,000	Apollo Management Holdings LP 144A,
	4.00%, 5/30/24 (b)	2,099
1,640,000	Bank of America Corp., 6.88%, 4/25/18	1,765

26   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,300,000	Bank of Montreal, 1.90%, 8/27/21	$2,276
2,030,000	Banque Federative du Credit Mutuel SA 144A,
	2.50%, 4/13/21 (b)	2,069
1,340,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (b)	1,396
1,935,000	BB&T Corp., 4.90%, 6/30/17	1,979
1,440,000	BBVA Banco Continental SA 144A,
	3.25%, 4/08/18 (b)	1,468
3,920,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	3,959
2,950,000	Blackstone Holdings Finance Co. LLC 144A,
	4.75%, 2/15/23 (b)	3,254
1,175,000	Block Financial LLC, 4.13%, 10/01/20	1,224
3,000,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (b)	3,013
3,780,000	Capital One Financial Corp., 3.75%, 7/28/26	3,783
1,225,000	Citigroup Inc., 4.45%, 9/29/27	1,293
2,650,000	Citizens Bank NA/Providence RI,
	2.45%, 12/04/19	2,689
3,170,000	Citizens Financial Group Inc. 144A,
	4.15%, 9/28/22 (b)	3,270
1,125,000	Compass Bank, 2.75%, 9/29/19	1,127
900,000	Compass Bank, 3.88%, 4/10/25	876
3,770,000	Cooperatieve Rabobank UA/NY,
	1.31%, 9/08/17 (a)	3,777
1,200,000	Credit Suisse Group Funding Guernsey Ltd.,
	2.75%, 3/26/20	1,204
1,605,000	Crown Castle International Corp.,
	2.25%, 9/01/21	1,593
2,000,000	Discover Bank/Greenwood DE, 3.10%, 6/04/20	2,060
1,950,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	1,975
1,610,000	Equinix Inc., 5.75%, 1/01/25	1,711
3,200,000	Fairfax U.S. Inc. 144A, 4.88%, 8/13/24 (b)	3,255
1,350,000	Fifth Third Bank/Cincinnati OH,
	2.15%, 8/20/18	1,365
990,000	Fifth Third Bank/Cincinnati OH,
	2.25%, 6/14/21	1,001
2,315,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	2,398
1,330,000	FS Investment Corp., 4.25%, 1/15/20	1,358
3,050,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	3,103
1,435,000	Goldman Sachs Group Inc.,
	2.64%, 10/28/27 (a)(c)	1,440
1,700,000	Hospitality Properties Trust, 5.25%, 2/15/26	1,779
2,200,000	HSBC USA Inc., 2.00%, 8/07/18	2,210
2,985,000	ICBCIL Finance Co. Ltd. 144A,
	2.38%, 5/19/19 (b)	2,997
2,500,000	ING Bank NV 144A, 2.05%, 8/17/18 (b)	2,514
920,000	Jackson National Life Global Funding 144A,
	1.88%, 10/15/18 (b)	926
1,760,000	KeyCorp, 2.90%, 9/15/20	1,814
3,450,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43 (b)	3,619
1,500,000	Massachusetts Mutual Life Insurance Co. 144A,
	4.50%, 4/15/65 (b)	1,423
1,440,000	Morgan Stanley, 1.73%, 1/24/19 (a)	1,448
900,000	Morgan Stanley, 3.13%, 7/27/26	898
1,300,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (b)	1,999
1,700,000	Old Republic International Corp.,
	4.88%, 10/01/24	1,821

Principal or Shares	Security Description	Value (000)

1,450,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (b)	$2,224
1,470,000	People’s United Bank, 4.00%, 7/15/24	1,498
2,350,000	Prudential Financial Inc., 5.63%, 6/15/43 (a)	2,529
2,000,000	Regions Financial Corp., 3.20%, 2/08/21	2,076
1,580,000	Santander Holdings USA Inc./PA,
	2.65%, 4/17/20	1,580
867,000	Scentre Group Trust 1 / Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (b)	878
2,525,000	Select Income REIT, 4.50%, 2/01/25	2,544
835,000	Senior Housing Properties Trust,
	4.75%, 5/01/24	868
1,045,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	1,150
1,500,000	Sirius International Group Ltd. 144A,
	4.60%, 11/01/26 (b)	1,493
1,600,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	1,610
3,200,000	Svenska Handelsbanken AB, 1.88%, 9/07/21	3,173
1,650,000	Synchrony Financial, 2.70%, 2/03/20	1,669
2,675,000	Teachers Insurance & Annuity Association of
	America 144A, 6.85%, 12/16/39 (b)	3,606
2,050,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19 (b)	2,110
2,995,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	4,017
3,140,000	Vereit Operating Partnership LP,
	3.00%, 2/06/19	3,184
5,085,000	Welltower Inc, 4.13%, 4/01/19	5,332
		137,563
Industrial (23%)
2,820,000	AbbVie Inc., 3.20%, 5/14/26	2,779
3,000,000	Actavis Funding SCS, 3.45%, 3/15/22	3,118
2,990,000	Activision Blizzard Inc. 144A,
	3.40%, 9/15/26 (b)	2,970
2,255,000	Alibaba Group Holding Ltd.,
	3.60%, 11/28/24 (c)	2,330
398,784	American Airlines 2016-1 Class A Pass Through
	Trust, 4.10%, 1/15/28 (c)	424
950,000	Amgen Inc., 2.25%, 8/19/23	929
1,700,000	Amgen Inc., 5.65%, 6/15/42	2,008
2,100,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A,
	3.85%, 12/15/19 (a)(b)	2,139
1,600,000	AT&T Inc., 3.40%, 5/15/25	1,598
2,500,000	AT&T Inc., 4.75%, 5/15/46	2,456
1,310,000	Aviation Capital Group Corp. 144A,
	4.63%, 1/31/18 (b)	1,356
1,590,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 5.50%, 4/01/23 (c)	1,580
1,685,000	Ball Corp., 4.00%, 11/15/23	1,711
2,300,000	Baxalta Inc., 2.88%, 6/23/20	2,349
2,300,000	Celgene Corp., 3.55%, 8/15/22	2,424
710,000	CNH Industrial Capital LLC, 3.63%, 4/15/18	720
1,126,565	CVS Pass-Through Trust 144A,
	5.79%, 1/10/26 (b)	1,262
3,030,000	Daimler Finance North America LLC 144A,
	2.00%, 7/06/21 (b)	3,010
2,980,000	Danone SA 144A, 2.95%, 11/02/26 (b)	2,981

Annual Report   27

Principal or Shares	Security Description	Value (000)

700,000	DaVita HealthCare Partners Inc.,
	5.13%, 7/15/24	$686
1,590,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 5.45%, 6/15/23 (b)	1,705
1,560,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 6.02%, 6/15/26 (b)	1,704
1,695,000	Dignity Health, 3.13%, 11/01/22	1,720
1,165,000	Dignity Health, 4.50%, 11/01/42	1,192
2,855,000	Dollar General Corp., 3.25%, 4/15/23	2,923
2,217,000	Dow Chemical Co., 9.40%, 5/15/39	3,529
1,800,000	Equifax Inc., 2.30%, 6/01/21	1,809
2,200,000	Express Scripts Holding Co., 3.40%, 3/01/27	2,165
1,800,000	FedEx Corp., 4.50%, 2/01/65	1,789
2,575,000	Fidelity National Information Services Inc.,
	3.00%, 8/15/26	2,522
2,730,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	2,747
1,600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	1,602
1,980,000	General Motors Financial Co. Inc.,
	3.10%, 1/15/19	2,016
850,000	General Motors Financial Co. Inc.,
	3.70%, 5/09/23	862
2,500,000	Harris Corp., 2.70%, 4/27/20	2,535
2,040,000	HCA Inc., 5.88%, 5/01/23	2,169
807,000	Hertz Corp., 6.75%, 4/15/19	824
2,000,000	Hewlett Packard Enterprise Co. 144A,
	2.70%, 10/05/17 (b)	2,026
2,650,000	Hewlett Packard Enterprise Co. 144A,
	5.15%, 10/15/25 (b)	2,835
3,000,000	Hewlett Packard Enterprise Co. 144A,
	6.45%, 10/15/35 (b)	3,110
1,700,000	Hyundai Capital America 144A,
	2.60%, 3/19/20 (b)	1,725
2,370,000	Kaiser Foundation Hospitals, 3.50%, 4/01/22	2,503
2,415,000	Kennametal Inc., 2.65%, 11/01/19	2,422
1,600,000	L Brands Inc., 5.63%, 10/15/23	1,768
1,692,737	Latam Airlines 2015-1 Pass Through Trust A,
	4.20%, 11/15/27	1,684
2,260,000	LifePoint Health Inc., 5.50%, 12/01/21	2,343
2,850,000	Lowe’s Companies Inc., 3.70%, 4/15/46	2,817
1,340,000	MDC Holdings Inc., 6.00%, 1/15/43	1,193
1,843,000	MeadWestvaco Corp., 7.95%, 2/15/31	2,459
2,340,000	Mondelez International Holdings Netherlands
	BV 144A, 2.00%, 10/28/21 (b)	2,320
2,805,000	Mylan NV 144A, 3.95%, 6/15/26 (b)	2,803
1,400,000	New Red Finance Inc 144A, 6.00%, 4/01/22 (b)	1,467
1,000,000	New Red Finance Inc. 144A, 4.63%, 1/15/22 (b)	1,035
1,615,000	Newell Brands Inc., 5.38%, 4/01/36	1,874
1,045,000	North Shore Long Island Jewish Health Care
	Inc., 6.15%, 11/01/43	1,363
3,175,000	NVIDIA Corp., 3.20%, 9/16/26	3,178
3,015,000	Orange SA, 9.00%, 3/01/31	4,745
2,150,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.38%, 2/01/22 (b)	2,225
2,375,000	Perrigo Finance PLC, 3.50%, 12/15/21	2,455
1,750,000	Petsmart Inc. 144A, 7.13%, 3/15/23 (b)(c)	1,835
2,200,000	Pfizer Inc., 7.20%, 3/15/39	3,297

Principal or Shares	Security Description	Value (000)

1,000,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC/Reynolds Group Issuer Lu,
	6.88%, 2/15/21	$1,035
2,300,000	Ryder System Inc., 2.50%, 5/11/20	2,318
1,600,000	Sabre GLBL Inc. 144A, 5.38%, 4/15/23 (b)	1,650
1,485,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	1,475
570,000	Shire Acquisitions Investments Ireland DAC,
	2.88%, 9/23/23	561
2,500,000	Sigma Alimentos SA de CV 144A,
	4.13%, 5/02/26 (b)	2,521
3,460,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	3,433
1,700,000	Solvay Finance America LLC 144A,
	4.45%, 12/03/25 (b)	1,827
5,270,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	5,367
2,750,000	Sydney Airport Finance Co. Pty Ltd. 144A,
	3.38%, 4/30/25 (b)	2,788
2,355,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	2,295
1,835,000	Thermo Fisher Scientific Inc., 3.00%, 4/15/23	1,865
650,000	Time Warner Inc., 2.95%, 7/15/26 (c)	642
2,000,000	Time Warner Inc., 3.60%, 7/15/25	2,082
1,000,000	T-Mobile USA Inc., 6.25%, 4/01/21	1,044
2,100,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	2,142
2,195,000	Tribune Media Co., 5.88%, 7/15/22	2,206
710,000	United Rentals North America Inc.,
	5.75%, 11/15/24 (c)	740
1,500,000	Universal Health Services Inc. 144A,
	5.00%, 6/01/26 (b)	1,560
5,980,000	Verizon Communications Inc., 2.63%, 8/15/26	5,736
3,330,000	Westlake Chemical Corp. 144A,
	3.60%, 8/15/26 (b)	3,336
		174,748
Utility (6%)
942,061	Alliance Pipeline LP/United States 144A,
	7.00%, 12/31/19 (b)	997
2,700,000	Anadarko Petroleum Corp., 5.55%, 3/15/26 (c)	3,075
2,000,000	BP Capital Markets PLC, 4.50%, 10/01/20	2,192
1,500,000	Buckeye Partners LP, 3.95%, 12/01/26	1,501
2,800,000	Chevron Corp., 2.95%, 5/16/26	2,860
1,170,000	Colorado Interstate Gas Co. LLC / Colorado
	Interstate Issuing Corp. 144A,
	4.15%, 8/15/26 (b)	1,163
715,000	Dominion Resources Inc./VA, 2.85%, 8/15/26 (c)	706
3,200,000	Ecopetrol SA, 5.88%, 5/28/45	2,840
1,690,000	Emera U.S. Finance LP 144A,
	2.70%, 6/15/21 (b)	1,722
2,400,000	Entergy Louisiana LLC, 5.00%, 7/15/44	2,485
1,025,000	Exelon Generation Co. LLC, 6.20%, 10/01/17	1,069
1,416,262	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (b)	1,480
1,640,000	Fortis Inc./Canada 144A, 3.06%, 10/04/26 (b)	1,617
2,100,000	Kinder Morgan Inc./DE, 5.30%, 12/01/34	2,135
2,215,000	National Oilwell Varco Inc., 2.60%, 12/01/22	2,091

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,500,000	Schlumberger Holdings Corp. 144A,
	2.35%, 12/21/18 (b)	$1,524
1,000,000	Schlumberger Holdings Corp. 144A,
	4.00%, 12/21/25 (b)	1,075
2,400,000	Shell International Finance BV, 1.63%, 11/10/18	2,406
4,030,000	Sinopec Capital 2013 Ltd. 144A,
	1.88%, 4/24/18 (b)	4,036
4,800,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21 (b)(c)	4,722
1,055,000	Southeast Supply Header LLC 144A,
	4.25%, 6/15/24 (b)	1,029
2,465,000	Southern Co., 2.95%, 7/01/23	2,538
1,350,000	Valero Energy Corp., 6.63%, 6/15/37	1,585
		46,848
Total Corporate Bond (Cost - $351,825)		359,159
FDIC Guaranteed (0%)
337,378	FDIC Structured Sale Guaranteed Notes 144A, 1.24%, 12/04/20 (a)(b)
	(Cost - $338)	337
Foreign Government (5%)
2,260,000	Argentine Republic Government International
	Bond 144A, 7.50%, 4/22/26 (b)(c)	2,475
2,100,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	2,389
1,470,000	Indonesia Government International Bond 144A, 3.75%, 4/25/22 (b)	1,530
1,940,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 EUR (b)(d)	2,289
2,515,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	2,612
3,920,000	Mexico Government International Bond,
	3.63%, 3/15/22 (c)	4,106
2,720,000	Panama Government International Bond,
	5.20%, 1/30/20	3,002
3,005,000	Peruvian Government International Bond,
	4.13%, 8/25/27 (c)	3,362
3,000,000	Philippine Government International Bond,
	4.00%, 1/15/21	3,270
2,989,000	Poland Government International Bond,
	5.13%, 4/21/21	3,380
2,180,000	Provincia de Buenos Aires/Argentina 144A,
	5.75%, 6/15/19 (b)	2,237
2,800,000	Romanian Government International Bond
	144A, 4.38%, 8/22/23 (b)	3,048
2,340,000	Saudi Government International Bond 144A,
	3.25%, 10/26/26 (b)	2,310
2,330,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	2,641
Total Foreign Government (Cost - $37,502)		38,651
Mortgage Backed (29%)
1,377,693	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 5/25/43 (a)(b)	1,325
1,463,767	Fannie Mae Connecticut Avenue Securities,
	1.48%, 5/25/24 (a)	1,463
571,123	Fannie Mae Connecticut Avenue Securities,
	1.48%, 5/25/24 (a)	571

Principal or Shares	Security Description	Value (000)

734,778	Fannie Mae Connecticut Avenue Securities, 1.73%, 7/25/24 (a)	$736
1,699,136	Fannie Mae Connecticut Avenue Securities, 1.73%, 5/25/25 (a)	1,701
1,130,741	Fannie Mae Connecticut Avenue Securities, 1.88%, 1/25/29 (a)	1,135
3,041,052	Fannie Mae Connecticut Avenue Securities, 1.98%, 1/25/29 (a)	3,057
986,974	Fannie Mae Connecticut Avenue Securities, 2.13%, 1/25/24 (a)	993
2,058,896	Fannie Mae Connecticut Avenue Securities, 2.48%, 8/25/28 (a)	2,074
410,886	Fannie Mae Connecticut Avenue Securities, 2.53%, 10/25/23 (a)	415
1,252,249	Fannie Mae Connecticut Avenue Securities, 2.73%, 10/25/28 (a)	1,268
895,000	Fannie Mae Connecticut Avenue Securities, 4.78%, 1/25/29 (a)	906
1,050,000	Fannie Mae Connecticut Avenue Securities, 4.98%, 1/25/29 (a)	1,076
1,500,000	Fannie Mae Connecticut Avenue Securities, 6.23%, 4/25/28 (a)	1,608
1,500,000	Fannie Mae Connecticut Avenue Securities, 6.53%, 9/25/28 (a)	1,648
1,750,000	Fannie Mae Connecticut Avenue Securities, 10.78%, 1/25/29 (a)	1,925
500,000	Fannie Mae Connecticut Avenue Securities, 11.28%, 1/25/29 (a)	558
1,700,000	Fannie Mae Connecticut Avenue Securities, 12.78%, 9/25/28 (a)	2,123
5,277,450	FH 2B5447 ARM, 3.00%, 7/01/46 (a)	5,466
13,530,000	FN, 2.00%, 15YR TBA (e)	13,572
4,150,000	FN, 3.00%, 15YR TBA (e)	4,343
13,430,000	FN, 3.00%, 30YR TBA (e)	13,828
3,840,000	FN, 3.00%, 30YR TBA (e)	3,946
16,990,000	FN, 3.50%, 30YR TBA (e)	17,838
17,230,000	FN, 4.00%, 30YR TBA (e)	18,451
15,360,000	FN, 4.50%, 30YR TBA (e)	16,790
2,558,128	FN 254766 30YR, 5.00%, 6/01/33	2,847
2,792,535	FN 725423 30YR, 5.50%, 5/01/34	3,179
1,650,599	FN 725424 30YR, 5.50%, 4/01/34	1,876
174,235	FN 725425 30YR, 5.50%, 4/01/34	198
3,830,156	FN 745418 30YR, 5.50%, 4/01/36	4,348
2,717,598	FN 995203 30YR, 5.00%, 7/01/35	3,036
2,410,357	FN AJ7689 30YR, 4.00%, 12/01/41	2,585
647,367	FN AQ7920 30YR, 3.00%, 12/01/42	668
7,871,639	FN AS7170 30YR, 3.50%, 5/01/46	8,281
5,298,603	FN AX3596 15YR, 3.00%, 7/01/27	5,585
8,632,865	FN AZ3791 30YR, 3.00%, 3/01/46	8,898
5,417,865	Freddie Mac Gold Pool Q12837 30YR,
	3.00%, 11/01/42	5,584
1,256,213	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.63%, 5/25/25 (a)	1,258
2,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.83%, 4/25/29 (a)	2,283
659,080	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.98%, 11/25/23 (a)	661

Annual Report   29

Principal or Shares	Security Description	Value (000)

1,400,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.73%, 2/25/24 (a)	$1,432
1,700,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.78%, 12/25/28 (a)	1,994
10,340,000	G2, 3.00%, 30YR TBA (e)	10,772
212,160	G2 5140 30YR, 4.50%, 8/20/41	233
805,747	G2 5175 30YR, 4.50%, 9/20/41	886
7,277,207	G2 MA3737 30YR, 4.00%, 6/20/46	7,810
2,298,466	GN 745187 30YR, 4.50%, 7/15/40	2,557
1,956,010	GN AA5452 30YR, 3.50%, 7/15/42	2,086
118,754	Harborview Mortgage Loan Trust,
	3.28%, 1/19/35 (a)	111
2,031,113	Hilton USA Trust 2013-HLT 144A,
	2.66%, 11/05/30 (b)	2,033
2,300,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2015-COSMO 144A,
	1.78%, 1/15/32 (a)(b)	2,302
337,504	JP Morgan Mortgage Trust 2006-S2,
	6.00%, 7/25/36	300
2,899,065	JP Morgan Mortgage Trust 2014-2 144A,
	3.00%, 6/25/29 (a)(b)	2,989
4,993,104	JP Morgan Seasoned Mortgage Trust 2014-1
	144A, 1.03%, 5/25/33 (a)(b)	4,816
45,601	Landmark Mortgage Securities PLC,
	0.60%, 6/17/38 GBP (a)(d)	55
34,661	Morgan Stanley Mortgage Loan Trust,
	2.60%, 7/25/34 (a)	35
996,058	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (a)(b)	1,041
1,626,670	New Residential Mortgage Loan Trust 2014-3
	144A, 3.75%, 11/25/54 (a)(b)	1,686
448,904	Prime Mortgage Trust, 5.00%, 10/25/35	441
1,920,745	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	1,548
63,609	Sequoia Mortgage Trust, 1.33%, 10/20/27 (a)	62
7,465	Structured Asset Mortgage Investments Trust
	2003-CL1, 4.08%, 7/25/32 (a)	8
5,918	Structured Asset Securities Corp. Mortgage Pass Through Certificates 2002-16A, 0.00%, 8/25/32 (a)	4
766,435	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY7 Trust, 2.58%, 7/25/37 (a)	627
2,750,000	Wells Fargo Commercial Mortgage Trust
	2015-Lc22, 3.84%, 9/15/58	2,993
Total Mortgage Backed (Cost - $216,546)		218,924
Municipal (1%)
6,730,000	Peralta Community College District,
	0.64%, 8/05/20 (a)	6,730
770,000	State Board of Administration Finance Corp.,
	3.00%, 7/01/20	801
1,495,000	State of California, 7.55%, 4/01/39	2,318
1,000,000	State of Washington, 1.70%, 7/01/20	997
365,000	University of California, 3.26%, 5/15/24	384
Total Municipal (Cost - $10,322)		11,230
U.S. Government Agency (3%)
3,595,000	Federal Farm Credit Banks, 0.56%, 1/17/18 (a)	3,599

Principal or Shares	Security Description	Value (000)

20,230,000	FHLMC, 1.13%, 8/12/21	$19,933
Total U.S. Government Agency (Cost - $23,722)		23,532
U.S. Treasury (14%)
1,855,000	U.S. Treasury Bond, 2.25%, 8/15/46	1,725
34,185,000	U.S. Treasury Note, 0.75%, 1/31/18	34,188
3,180,000	U.S. Treasury Note, 1.13%, 6/30/21	3,154
6,000,000	U.S. Treasury Note, 1.25%, 2/29/20 (f)	6,034
8,808,000	U.S. Treasury Note, 1.25%, 3/31/21	8,798
10,887,000	U.S. Treasury Note, 1.63%, 4/30/23	10,921
8,700,000	U.S. Treasury Note, 1.63%, 5/15/26	8,546
17,455,000	U.S. Treasury Note, 2.50%, 5/15/46	17,136
16,590,000	U.S. Treasury Note, 2.88%, 8/15/45	17,584
Total U.S. Treasury (Cost - $108,840)		108,086
Investment Company (8%)
22,577,671	Payden Cash Reserves Money Market Fund *	22,578
1,636,332	Payden Emerging Markets Corporate Bond Fund, SI Class *	16,527
646,094	Payden Emerging Markets Local Bond Fund,
	Investor Class *	4,490
1,522,172	Payden Floating Rate Fund, SI Class *	15,207
Total Investment Company (Cost - $60,576)		58,802
Total Investments (Cost - $884,473) (117%)		893,772
Liabilities in excess of Other Assets (-17%)		(132,055)
Net Assets (100%)		$761,717

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $18,879 and the total market value of the collateral held by the Fund is $19,432. Amounts in 000s.
(d)	Principal in foreign currency.
(e)	Security was purchased on a delayed delivery basis.
(f)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

30   Payden Mutual Funds

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (000s)
Assets:
12/13/2016	British Pound (Buy 4,643)	Royal Bank of Canada	$ 25
1/17/2017	British Pound (Sell 4,553)	State Street Bank & Trust Co.	186
1/25/2017	Canadian Dollar	Royal Bank of	123
	(Sell 9,982)	Canada
2/23/2017	Chinese Yuan (Sell 62,213)	Barclays Bank PLC	206
1/24/2017	Euro (Buy 10,432)	BNP PARIBAS	116
11/8/2016	Euro (Sell 2,150)	Citibank, N.A.	52
			$ 708
Liabilities:
12/13/2016	Euro (Sell 5,185)	Royal Bank of	$(34)
		Canada
1/24/2017	Swiss Franc (Sell 11,286)	BNP PARIBAS	(71)
			$(105)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
242	U.S. 10 Year Ultra Future	Dec-16	$(34,247)	$757
30	U.S. Long Bond Future	Dec-16	4,882	(227)
116	U.S. Treasury 10 Year Note Future	Dec-16	(15,037)	197

				$727

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$18,879
Non-cash Collateral[2]	(18,879)
Net Amount	$ —

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   31

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Industrial	40%
Financial	32%
Utility	20%
Cash equivalent	6%
Other	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (1%)
695,625	J.C. Penney Corp., Inc. Term Loan B 1L, 5.25%, 6/23/23
	(Cost - $692)	$702
Corporate Bond (97%)
Consumer Cyclical (8%)
800,000	Air Canada 2013-1 Class C Pass Through Trust 144A, 6.63%, 5/15/18 (b)	835
800,000	CK Hutchison International 16 Ltd. 144A,
	1.88%, 10/03/21 (b)	789
1,239,012	Continental Airlines 2007-1 Class B Pass
	Through Trust, 6.90%, 10/19/23	1,318
1,285,000	Dollar General Corp., 3.25%, 4/15/23	1,315
730,000	Ford Motor Co., 7.45%, 7/16/31	961
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	601
750,000	General Motors Financial Co. Inc.,
	2.35%, 10/04/19	750
500,000	General Motors Financial Co. Inc.,
	3.20%, 7/13/20	509
475,000	General Motors Financial Co. Inc.,
	3.70%, 5/09/23	482
300,000	IHO Verwaltungs GmbH 144A,
	4.75%, 9/15/26 (b)	300
315,000	Newell Brands Inc., 5.38%, 4/01/36	365
1,000,000	Petsmart Inc. 144A, 7.13%, 3/15/23 (b)(c)	1,049
805,000	PulteGroup Inc., 5.00%, 1/15/27	802
500,000	Regal Entertainment Group, 5.75%, 3/15/22	519
740,000	Target Corp., 3.63%, 4/15/46	731
		11,326
Consumer Non-Cyclical (15%)
800,000	AbbVie Inc., 2.85%, 5/14/23	805
300,000	AbbVie Inc., 4.45%, 5/14/46	297
425,000	Actavis Funding SCS, 2.45%, 6/15/19	432
250,000	Actavis Funding SCS, 4.75%, 3/15/45	263
500,000	Amgen Inc., 2.60%, 8/19/26	483
600,000	Amgen Inc., 5.65%, 6/15/42	709
310,000	Block Financial LLC, 4.13%, 10/01/20	323

Principal or Shares	Security Description	Value (000)

700,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (b)	$708
1,000,000	Constellation Brands Inc., 4.75%, 12/01/25 (c)	1,099
1,000,000	Dairy Farmers of America Inc. 144A, 7.13% (b)	1,045
1,395,000	Danone SA 144A, 2.59%, 11/02/23 (b)	1,396
680,000	Danone SA 144A, 2.95%, 11/02/26 (b)	680
110,000	Dignity Health, 3.13%, 11/01/22	112
740,000	Dignity Health, 4.50%, 11/01/42	757
900,000	Express Scripts Holding Co., 3.40%, 3/01/27	885
650,000	Mallinckrodt International Finance SA,
	3.50%, 4/15/18	648
1,060,000	Mondelez International Holdings Netherlands
	BV 144A, 2.00%, 10/28/21 (b)	1,051
570,000	Mylan NV 144A, 3.95%, 6/15/26 (b)	570
550,000	Mylan NV 144A, 5.25%, 6/15/46 (b)	559
250,000	NBTY Inc., 144A 144A, 7.63%, 5/15/21 (b)	245
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	228
945,000	Pfizer Inc., 7.20%, 3/15/39	1,416
640,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	636
1,130,000	Shire Acquisitions Investments Ireland DAC,
	2.88%, 9/23/23	1,113
625,000	Shire Acquisitions Investments Ireland DAC,
	3.20%, 9/23/26	615
590,000	Sigma Alimentos SA de CV 144A,
	4.13%, 5/02/26 (b)	595
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	392
480,000	Thermo Fisher Scientific Inc., 3.00%, 4/15/23	488
700,000	Tingyi Cayman Islands Holding Corp.,
	3.88%, 6/20/17	709
1,145,000	Transurban Finance Co. Pty Ltd. 144A,
	3.38%, 3/22/27 (b)	1,138
600,000	Universal Health Services Inc. 144A,
	5.00%, 6/01/26 (b)	624
		21,021

32   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Energy (16%)
985,000	Alberta Energy Co. Ltd., 7.38%, 11/01/31	$1,129
476,872	Alliance Pipeline LP/United States 144A,
	7.00%, 12/31/19 (b)	504
700,000	Anadarko Petroleum Corp., 5.55%, 3/15/26 (c)	797
1,000,000	Buckeye Partners LP, 3.95%, 12/01/26	1,001
600,000	Canadian Natural Resources Ltd.,
	5.90%, 2/01/18	631
960,000	Colorado Interstate Gas Co. LLC / Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	955
850,000	ConocoPhillips, 6.50%, 2/01/39	1,089
1,375,000	Ecopetrol SA, 5.88%, 5/28/45	1,220
1,000,000	Energy Transfer Partners LP, 4.15%, 10/01/20	1,048
500,000	Enterprise Products Operating LLC,
	3.75%, 2/15/25	518
444,000	Husky Energy Inc., 7.25%, 12/15/19	514
355,000	Kerr-McGee Corp., 6.95%, 7/01/24	426
200,000	Kinder Morgan Energy Partners LP,
	2.65%, 2/01/19	202
250,000	Kinder Morgan Inc./DE 144A,
	5.00%, 2/15/21 (b)	271
1,000,000	National Oilwell Varco Inc., 2.60%, 12/01/22	944
900,000	Phillips 66 Partners LP, 3.61%, 2/15/25	909
1,500,000	Shell International Finance BV, 3.75%, 9/12/46	1,432
2,150,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21 (b)	2,115
790,000	Spectra Energy Partners LP, 3.38%, 10/15/26	787
350,000	Suncor Energy Inc., 6.85%, 6/01/39	473
800,000	TransCanada PipeLines Ltd., 5.00%, 10/16/43	914
675,000	Ultrapar International SA 144A,
	5.25%, 10/06/26 (b)	688
350,000	Valero Energy Corp., 6.63%, 6/15/37	411
965,000	Western Gas Partners LP, 5.45%, 4/01/44	995
1,050,000	Williams Companies Inc., 7.88%, 9/01/21	1,223
625,000	Williams Partners LP, 4.00%, 9/15/25	627
		21,823
Financial (33%)
1,400,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 5.00%, 10/01/21	1,491
170,000	Air Lease Corp., 4.25%, 9/15/24	180
750,000	Ally Financial Inc., 3.25%, 2/13/18	754
1,120,000	American Tower Corp., 3.38%, 10/15/26	1,117
700,000	Aon Corp., 6.25%, 9/30/40	871
875,000	Ares Capital Corp., 3.63%, 1/19/22	875
500,000	Ares Capital Corp., 4.88%, 11/30/18	521
1,200,000	Australia & New Zealand Banking Group Ltd. 144A, 4.40%, 5/19/26 (b)	1,252
810,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (b)	830
700,000	Bank of America Corp., 3.50%, 4/19/26	720
600,000	Bank of America Corp., 4.00%, 1/22/25	618
330,000	Bank of America Corp., 7.63%, 6/01/19	377
1,100,000	Bank of Montreal, 1.90%, 8/27/21	1,089
370,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (b)	386
1,170,000	Blackstone Holdings Finance Co. LLC 144A, 4.75%, 2/15/23 (b)	1,291
965,000	BNZ International Funding Ltd./London 144A, 2.10%, 9/14/21 (b)	962
1,630,000	Capital One Financial Corp., 3.75%, 7/28/26	1,631

Principal or Shares	Security Description	Value (000)

1,300,000	Care Capital Properties LP 144A,
	5.13%, 8/15/26 (b)	$1,291
750,000	Carlyle Holdings Finance LLC 144A,
	3.88%, 2/01/23 (b)	775
1,265,000	Citigroup Inc., 4.45%, 9/29/27	1,336
275,000	Citizens Financial Group Inc., 2.38%, 7/28/21 (c)	276
500,000	Compass Bank, 1.85%, 9/29/17	500
500,000	Credit Suisse Group Funding Guernsey Ltd.,
	3.80%, 9/15/22	509
710,000	Crown Castle International Corp.,
	2.25%, 9/01/21	705
625,000	Digital Realty Trust LP, 3.40%, 10/01/20	649
500,000	Discover Bank/Greenwood DE, 3.10%, 6/04/20	515
750,000	Fairfax U.S. Inc. 144A, 4.88%, 8/13/24 (b)	763
700,000	Fifth Third Bank/Cincinnati OH,
	3.85%, 3/15/26	737
1,030,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	1,067
950,000	First Republic Bank/CA, 4.38%, 8/01/46	913
290,000	FS Investment Corp., 4.25%, 1/15/20	296
600,000	Goldman Sachs Group Inc., 2.63%, 4/25/21	607
600,000	Goldman Sachs Group Inc.,
	2.64%, 10/28/27 (c)(d)	602
500,000	Goldman Sachs Group Inc., 6.45%, 5/01/36	610
460,000	Goldman Sachs Group Inc., 7.50%, 2/15/19	517
500,000	Hospitality Properties Trust, 4.50%, 3/15/25	507
1,185,000	ICBCIL Finance Co. Ltd. 144A,
	2.38%, 5/19/19 (b)	1,190
1,050,000	JPMorgan Chase & Co., 2.70%, 5/18/23	1,054
345,000	JPMorgan Chase & Co., 6.30%, 4/23/19	383
440,000	Kimco Realty Corp., 3.40%, 11/01/22	461
300,000	Macquarie Bank Ltd. 144A, 4.88%, 6/10/25 (b)	313
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (b)	589
470,000	Massachusetts Mutual Life Insurance Co. 144A,
	8.88%, 6/01/39 (b)	727
800,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (b)	1,230
500,000	New York Life Insurance Co. 144A,
	6.75%, 11/15/39 (b)	689
450,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (b)	690
340,000	People’s United Bank, 4.00%, 7/15/24	346
325,000	Prudential Financial Inc., 5.63%, 6/15/43 (d)	350
860,000	Raymond James Financial Inc., 3.63%, 9/15/26	870
210,000	RBS Citizens Financial Group Inc. 144A,
	4.15%, 9/28/22 (b)	217
1,100,000	Regions Financial Corp., 3.20%, 2/08/21 (c)	1,141
430,000	Santander Holdings USA Inc./PA,
	2.65%, 4/17/20	430
470,000	Select Income REIT, 4.50%, 2/01/25	473
700,000	Senior Housing Properties Trust,
	3.25%, 5/01/19	708
230,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	253
690,000	Sirius International Group Ltd. 144A,
	4.60%, 11/01/26 (b)	687
725,000	Spirit Realty LP 144A, 4.45%, 9/15/26 (b)	715

Annual Report   33

Principal or Shares	Security Description	Value (000)

700,000	Sumitomo Mitsui Financial Group Inc.,
	2.06%, 7/14/21	$690
105,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	106
250,000	Synchrony Financial, 2.70%, 2/03/20	253
250,000	Synchrony Financial, 3.75%, 8/15/21	263
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (b)	613
805,000	Toronto-Dominion Bank, 3.63%, 9/15/31 (d)	805
670,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	898
1,300,000	VEREIT Operating Partnership LP, 3.00%, 2/06/19	1,318
		46,602
Industrial (5%)
440,000	Aviation Capital Group Corp. 144A, 4.63%, 1/31/18 (b)	455
1,345,000	CNH Industrial Capital LLC, 3.88%, 10/15/21	1,338
400,000	FedEx Corp., 4.50%, 2/01/65	398
450,000	Keysight Technologies Inc., 3.30%, 10/30/19	464
350,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 3.05%, 1/09/20 (b)	358
500,000	Pentair Finance SA, 2.90%, 9/15/18	507
1,485,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	1,474
825,000	Sydney Airport Finance Co. Pty Ltd. 144A, 3.38%, 4/30/25 (b)	836
445,000	Westvaco Corp., 7.95%, 2/15/31	594
		6,424
Material (2%)
155,000	Dow Chemical Co., 9.40%, 5/15/39	247
600,000	Goldcorp Inc., 3.70%, 3/15/23	619
500,000	Solvay Finance America LLC 144A, 4.45%, 12/03/25 (b)	537
1,750,000	Westlake Chemical Corp. 144A, 5.00%, 8/15/46 (b)	1,734
		3,137
Technology (5%)
1,330,000	Activision Blizzard Inc. 144A, 3.40%, 9/15/26 (b)	1,321
635,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A, 5.45%, 6/15/23 (b)	681
280,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A, 8.10%, 7/15/36 (b)	335
835,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A, 8.35%, 7/15/46 (b)	1,015
500,000	Dun & Bradstreet Corp., 4.00%, 6/15/20	520
400,000	Electronic Arts Inc., 3.70%, 3/01/21	423
680,000	Fidelity National Information Services Inc., 3.00%, 8/15/26	666
600,000	Fidelity National Information Services Inc., 4.50%, 8/15/46	589
500,000	Hewlett Packard Enterprise Co. 144A, 3.85%, 10/15/20 (b)	530
1,450,000	NVIDIA Corp., 3.20%, 9/16/26	1,452
		7,532
Telecommunication (8%)
475,000	21st Century Fox America Inc., 9.50%, 7/15/24	657

Principal or Shares	Security Description	Value (000)

1,500,000	Alibaba Group Holding Ltd.,
	3.60%, 11/28/24 (c)	$1,550
970,000	AT&T Inc., 3.60%, 2/17/23	1,000
1,000,000	AT&T Inc., 4.50%, 5/15/35	996
330,000	AT&T Inc. 144A, 4.50%, 3/09/48 (b)	311
500,000	British Sky Broadcasting Group PLC 144A, 9.50%, 11/15/18 (b)	575
600,000	Comcast Corp., 4.40%, 8/15/35	663
890,000	Orange SA, 1.63%, 11/03/19	891
400,000	Orange SA, 9.00%, 3/01/31	629
390,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 144A, 3.36%, 3/20/23 (b)	394
570,000	Time Warner Cable LLC, 5.88%, 11/15/40	626
400,000	Time Warner Inc., 7.63%, 4/15/31	560
900,000	Tribune Media Co., 5.88%, 7/15/22	905
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	1,016
280,000	Verizon Communications Inc., 4.86%, 8/21/46	298
		11,071
Utility (5%)
250,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	328
1,300,000	Dominion Resources Inc./VA, 2.85%, 8/15/26	1,283
500,000	Dominion Resources Inc./VA, 4.10%, 4/01/21	535
650,000	Duke Energy Corp., 3.75%, 9/01/46	618
600,000	EDP Finance BV 144A, 6.00%, 2/02/18 (b)	628
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	518
740,000	Fortis Inc./Canada 144A, 3.06%, 10/04/26 (b)	730
1,150,000	Indianapolis Power & Light Co. 144A, 4.05%, 5/01/46 (b)	1,149
1,000,000	PPL Capital Funding Inc., 3.10%, 5/15/26	1,006
225,000	Sempra Energy, 9.80%, 2/15/19	265
397,958	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (b)	386
		7,446
Total Corporate Bond (Cost - $133,829)		136,382
Foreign Government (2%)
1,170,000	Qatar Government International Bond 144A, 2.38%, 6/02/21 (b)	1,176
800,000	Saudi Government International Bond 144A, 4.50%, 10/26/46 (b)	788
Total Foreign Government (Cost - $1,942)		1,964
Mortgage Backed (0%)
500,000	Fannie Mae Connecticut Avenue Securities, 4.78%, 1/25/29 (d)
	(Cost - $500)	506

34   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Investment Company (6%)
8,885,188	Payden Cash Reserves Money Market Fund *
	(Cost - $8,885)	$8,885
Total Investments (Cost - $145,848) (106%)		148,439
Liabilities in excess of Other Assets (-6%)		(7,971)
Net Assets (100%)		$140,468

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $5,233 the total market value of the collateral held by the Fund is $5,413. Amounts in 000s.
(d)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/13/2016	British Pound (Buy 848)	Royal Bank of Canada	$ 5
1/17/2017	British Pound (Sell 831)	State Street Bank &Trust Co.	34
1/25/2017	Canadian Dollar (Sell 1,813)	Royal Bank of Canada	22
2/23/2017	Chinese Yuan (Sell 11,005)	Barclays Bank PLC	36
1/24/2017	Euro (Buy 1,898)	BNP PARIBAS	21
			$118
Liabilities:
12/13/2016	Euro (Sell 947)	Royal Bank of Canada	$(6)
1/24/2017	Swiss Franc (Sell 2,053)	BNP PARIBAS	(13)
			$ (19)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
62	U.S. 10 Year Ultra	Dec-16	$(8,774)	$88
	Future
17	U.S. Treasury 10 Year	Dec-16	2,203	(8)
	Note Future
15	U.S. Treasury 5 Year	Dec-16	1,812	(6)
	Note Future
3	U.S. Treasury Ultra	Dec-16	528	(8)
	Bond Future
				$66

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$5,233
of Assets and Liabilities[1]
Non-cash Collateral[2]	(5,233)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   35

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments

Corporate Bond	40%
Mortgage Backed	16%
U.S. Treasury	15%
Asset Backed	8%
Foreign Government	6%
Other	15%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Asset Backed (9%)
912,739	American Homes 4 Rent 2014-SFR1 144A,
	1.53%, 6/17/31 (a)(b)	$911
1,250,000	Apidos CLO 144A, 2.03%, 4/15/25 (a)(b)	1,248
1,600,000	Babson CLO Ltd. 144A, 1.98%, 4/20/25 (a)(b)	1,596
500,000	Carlyle Global Market Strategies CLO 2016-1 Ltd. 144A, 4.18%, 4/20/27 (a)(b)	504
291,920	Colony American Homes 2014-2 144A, 1.47%, 7/17/31 (a)(b)	290
996,323	Colony American Homes 2015-1 144A, 1.73%, 7/17/32 (a)(b)	999
972,723	Countrywide Asset-Backed Certificates, 4.95%, 10/25/46 (a)	912
500,000	Eaton Vance CLO 2015-1 Ltd. 144A, 5.08%, 10/20/26 (a)(b)	501
650,000	First Investors Auto Owner Trust 2016-2 144A, 2.53%, 7/15/22 (b)	649
538,128	Invitation Homes 2013-SFR1 Trust 144A, 1.68%, 12/17/30 (a)(b)	538
604,393	Invitation Homes 2014-SFR1 Trust 144A, 1.53%, 6/17/31 (a)(b)	603
244,619	Invitation Homes 2014-SFR2 Trust 144A, 1.64%, 9/17/31 (a)(b)	244
548,606	Invitation Homes 2014-SFR3 Trust 144A, 1.73%, 12/17/31 (a)(b)	549
400,000	LCM XX LLC 144A, 4.63%, 10/20/27 (a)(b)	392
500,000	LCM XXI LP 144A, 4.38%, 4/20/28 (a)(b)	503
500,000	Octagon Investment Partners 26 Ltd. 144A, 4.23%, 4/15/27 (a)(b)	502
1,000,000	Octagon Investment Partners XIX Ltd. 144A, 2.40%, 4/15/26 (a)(b)	1,001
1,000,000	Symphony CLO XV Ltd. 144A, 2.33%, 10/17/26 (a)(b)	1,001
1,000,000	Tyron Park CLO Ltd. 144A, 2.00%, 7/15/25 (a)(b)	998

Principal or Shares	Security Description	Value (000)

1,250,000	Venture XVII CLO Ltd. 144A,
	2.36%, 7/15/26 (a)(b)	$1,249
440,935	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	442
248,126	VOLT XXXV LLC 144A, 3.50%, 6/26/45 (b)	249
800,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	810
Total Asset Backed (Cost - $16,592)		16,691
Bank Loans(c) (6%)
398,056	Akorn Inc. Term Loan B 1L, 4.50%, 4/16/21	402
509,802	Albertson’s LLC Term Loan B4 1L,
	4.50%, 8/25/21	514
370,668	Allison Transmission Inc. Term Loan B 1L,
	3.75%, 9/23/22	374
528,854	ARAMARK Corp. Term Loan E 1L,
	3.25%, 9/07/19	532
500,000	Berry Plastics Group Inc. Term Loan G 1L,
	3.50%, 1/06/21	501
653,216	Burlington Coat Factory Warehouse Corp. Term Loan B4 1L, 3.50%, 8/13/21	659
488,752	Catalent Pharma Solutions Inc. Term Loan B 1L, 4.25%, 5/08/21	492
491,138	CDW LLC/CDW Finance Corp. Term loan B 1L, 3.00%, 8/12/23	494
488,750	Davita Healthcare Partners Inc. Term Loan B 1L, 3.50%, 6/24/21	490
471,705	Libbey Glass Inc. Term Loan B 1L,
	3.75%, 4/09/21	474
401,765	Michaels Stores Inc. Term Loan B2 1L,
	4.00%, 1/28/20	405
496,250	Petco Animal Supplies Inc. Tearm Loan B1 1L, 5.00%, 1/26/23	501
592,500	Petsmart Inc. Term Loan B 1L, 4.00%, 3/10/22	595
2,500,000	Revlon Consumer Products Corp. Term Loan B 1L, 4.25%, 9/07/23	2,509
487,617	Sabre Global Inc. Term Loan B 1L,
	4.00%, 2/19/19	491

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

595,477	Trinseo Materials Finance Inc. Term Loan B 1L, 4.25%, 11/05/21	$600
416,071	Vantiv LLC Term Loan B 1L, 3.75%, 6/13/21	420
291,667	Visteon Corp. Term Loan B IL, 3.50%, 4/09/21	293
Total Bank Loans (Cost - $10,632)		10,746
Certificate of Deposit (0%)
710,000	BNP Paribas, 1.52%, 9/13/17
	(Cost - $710)	711
Corporate Bond (43%)
Financial (13%)
300,000	AerCap Aviation Solutions BV, 6.38%, 5/30/17	308
620,000	Air Lease Corp., 5.63%, 4/01/17	633
400,000	Aircastle Ltd., 5.50%, 2/15/22	431
200,000	Alexandria Real Estate Equities Inc.,
	2.75%, 1/15/20	202
410,000	Ally Financial Inc., 3.25%, 11/05/18	411
210,000	Bank of America Corp., 6.88%, 4/25/18	226
660,000	Bank of Montreal, 1.90%, 8/27/21	653
475,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	2.70%, 9/09/18 (b)	483
520,000	Banque Federative du Credit Mutuel SA 144A, 2.50%, 4/13/21 (b)	530
275,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (b)	287
650,000	BB&T Corp., 4.90%, 6/30/17	665
585,000	BBVA Banco Continental SA 144A,
	3.25%, 4/08/18 (b)	596
560,000	BNZ International Funding Ltd./London 144A, 2.10%, 9/14/21 (b)	558
300,000	Capital One Bank USA NA, 2.30%, 6/05/19	303
360,000	Carlyle Holdings Finance LLC 144A,
	3.88%, 2/01/23 (b)	372
375,000	Citigroup Inc., 4.45%, 9/29/27	396
130,000	Citigroup Inc., 6.13%, 12/29/49 (a)(d)	136
750,000	Citizens Bank NA/Providence RI,
	2.55%, 5/13/21	760
960,000	Cooperatieve Rabobank UA/NY,
	1.31%, 9/08/17 (a)	962
600,000	Credit Suisse/New York NY, 6.00%, 2/15/18	629
415,000	Crown Castle International Corp.,
	2.25%, 9/01/21	412
400,000	Discover Bank/Greenwood DE, 3.10%, 6/04/20	412
500,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	507
400,000	E*TRADE Financial Corp., 5.38%, 11/15/22	428
420,000	Equinix Inc., 5.75%, 1/01/25	446
850,000	Export-Import Bank of India, 3.88%, 10/02/19	890
300,000	Fifth Third Bank/Cincinnati OH,
	2.15%, 8/20/18	303
235,000	FS Investment Corp., 4.25%, 1/15/20	240
100,000	Goldman Sachs Group Inc.,
	5.30%, 12/29/49 (a)(d)	102
600,000	Goldman Sachs Group Inc., 7.50%, 2/15/19	675
225,000	Hospitality Properties Trust, 4.50%, 3/15/25	228
530,000	HSBC USA Inc., 2.00%, 8/07/18	533
750,000	Jackson National Life Global Funding 144A, 1.88%, 10/15/18 (b)	755
1,020,000	JPMorgan Chase & Co., 2.30%, 8/15/21	1,021
360,000	KeyCorp, 2.90%, 9/15/20	371

Principal or Shares	Security Description	Value (000)

150,000	Macquarie Group Ltd. 144A,
	3.00%, 12/03/18 (b)	$153
235,000	Mizuho Financial Group Inc. 144A,
	2.63%, 4/12/21 (b)	237
250,000	Morgan Stanley, 5.95%, 12/28/17	263
600,000	Pacific LifeCorp 144A, 6.00%, 2/10/20 (b)	662
950,000	QBE Insurance Group Ltd. 144A,
	2.40%, 5/01/18 (b)	954
600,000	Santander Holdings USA Inc./PA,
	2.65%, 4/17/20	600
168,000	Scentre Group Trust 1 / Scentre Group Trust 2 144A, 2.38%, 11/05/19 (b)	170
350,000	Select Income REIT, 4.50%, 2/01/25	353
450,000	Senior Housing Properties Trust,
	4.75%, 5/01/24	468
160,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	176
250,000	Simon Property Group LP, 2.50%, 7/15/21	256
260,000	State Street Corp., 1.95%, 5/19/21	261
600,000	Sumitomo Mitsui Banking Corp.,
	1.95%, 7/23/18	604
245,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	247
300,000	Synchrony Financial, 1.88%, 8/15/17	301
150,000	Synchrony Financial, 3.75%, 8/15/21	158
400,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19 (b)	412
455,000	Vereit Operating Partnership LP,
	3.00%, 2/06/19	461
165,000	Vornado Realty LP, 2.50%, 6/30/19	167
500,000	WEA Finance LLC / Westfield UK & Europe Finance PLC 144A, 2.70%, 9/17/19 (b)	511
		24,278
Industrial (24%)
180,000	AbbVie Inc., 2.30%, 5/14/21	180
300,000	AbbVie Inc., 2.50%, 5/14/20	304
300,000	AbbVie Inc., 3.20%, 11/06/22	309
605,000	Actavis Funding SCS, 2.45%, 6/15/19	615
8,700,000	America Movil SAB de CV, 6.00%, 6/09/19 MXN (e)	458
236,576	American Airlines 2013-2 Class B Pass Through Trust 144A, 5.60%, 7/15/20 (b)	248
300,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/21	313
700,000	Amgen Inc., 3.63%, 5/15/22	746
480,000	Anheuser-Busch InBev Finance Inc.,
	2.65%, 2/01/21	491
770,000	Apple Inc., 2.25%, 2/23/21	785
350,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. 144A, 3.85%, 12/15/19 (a)(b)	357
800,000	AT&T Inc., 3.40%, 5/15/25	799
600,000	BAE Systems Holdings Inc. 144A,
	2.85%, 12/15/20 (b)	610
440,000	Ball Corp., 4.00%, 11/15/23	447
350,000	Baxalta Inc., 2.88%, 6/23/20	357

Annual Report   37

Principal or Shares	Security Description	Value (000)

500,000	Blue Cross & Blue Shield of Minnesota 144A,
	3.79%, 5/01/25 (b)	$505
760,000	BMW U.S. Capital LLC 144A,
	2.00%, 4/11/21 (b)	761
300,000	CCO Holdings LLC / CCO Holdings Capital
	Corp., 5.75%, 9/01/23	317
300,000	CenturyLink Inc., 6.45%, 6/15/21	322
400,000	CF Industries Inc., 6.88%, 5/01/18	423
145,000	CNH Industrial Capital LLC, 3.63%, 4/15/18	147
430,000	CommScope Inc. 144A, 5.00%, 6/15/21 (b)	441
490,000	CVS Health Corp., 2.13%, 6/01/21	491
500,000	Dana Holding Corp., 5.38%, 9/15/21	520
755,000	Danone SA 144A, 2.59%, 11/02/23 (b)	756
565,000	Darden Restaurants Inc., 6.80%, 10/15/37	661
300,000	DaVita HealthCare Partners Inc.,
	5.13%, 7/15/24	294
1,265,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 4.42%, 6/15/21 (b)	1,324
500,000	DISH DBS Corp., 5.88%, 11/15/24	505
300,000	Dole Food Co. Inc. 144A, 7.25%, 5/01/19 (b)	305
750,000	Dollar General Corp., 3.25%, 4/15/23	768
720,000	Dow Chemical Co., 3.50%, 10/01/24	755
690,000	Express Scripts Holding Co., 3.00%, 7/15/23	687
340,000	Fidelity National Information Services Inc.,
	3.00%, 8/15/26	333
360,000	Fidelity National Information Services Inc.,
	4.50%, 8/15/46	353
350,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	352
220,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	229
575,000	Fortive Corp. 144A, 2.35%, 6/15/21 (b)	577
450,000	GATX Corp., 2.50%, 3/15/19	457
149,000	Hertz Corp., 6.75%, 4/15/19	152
300,000	HPHT Finance 15 Ltd. 144A,
	2.25%, 3/17/18 (b)	302
450,000	John Deere Capital Corp., 2.30%, 9/16/19	460
500,000	Johnson Controls Inc., 1.40%, 11/02/17	501
500,000	Keysight Technologies Inc., 3.30%, 10/30/19	515
400,000	L Brands Inc., 5.63%, 10/15/23	442
353,057	Latam Airlines 2015-1 Pass Through Trust A,
	4.20%, 11/15/27	351
420,000	Level 3 Communications Inc., 5.75%, 12/01/22	434
400,000	Levi Strauss & Co., 6.88%, 5/01/22	422
470,000	LifePoint Health Inc., 5.50%, 12/01/21	487
450,000	Martin Marietta Materials Inc.,
	1.94%, 6/30/17 (a)	451
165,000	MeadWestvaco Corp., 7.38%, 9/01/19	188
500,000	Microsoft Corp., 1.85%, 2/12/20	506
590,000	Mondelez International Holdings Netherlands
	BV 144A, 2.00%, 10/28/21 (b)	585
635,000	Mylan NV 144A, 3.15%, 6/15/21 (b)	646
280,000	New Red Finance Inc 144A, 6.00%, 4/01/22 (b)	293
300,000	New Red Finance Inc. 144A, 4.63%, 1/15/22 (b)	310
565,000	Newell Brands Inc., 3.85%, 4/01/23	600
805,000	NVIDIA Corp., 3.20%, 9/16/26	806
755,000	Oracle Corp., 1.90%, 9/15/21	753
430,000	Orange SA, 1.63%, 11/03/19	430
250,000	Orange SA, 9.00%, 3/01/31	393

Principal or Shares	Security Description	Value (000)

500,000	Party City Holdings Inc. 144A,
	6.13%, 8/15/23 (b)(d)	$533
475,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 3.38%, 2/01/22 (b)	492
475,000	Pernod Ricard SA 144A, 4.25%, 7/15/22 (b)	515
300,000	Perrigo Co. PLC, 2.30%, 11/08/18	302
600,000	Pfizer Inc., 6.20%, 3/15/19	665
500,000	Regal Entertainment Group, 5.75%, 3/15/22	519
230,000	Ryder System Inc., 2.50%, 5/11/20	232
555,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	551
435,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	428
885,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	878
400,000	Softbank Corp. 144A, 4.50%, 4/15/20 (b)	412
480,000	Solvay Finance America LLC 144A, 3.40%, 12/03/20 (b)	500
400,000	Sonic Automotive Inc., 5.00%, 5/15/23	393
500,000	Southwest Airlines Co., 2.75%, 11/06/19	516
490,000	Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	497
300,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 6/01/24	307
300,000	Tenet Healthcare Corp., 8.13%, 4/01/22	295
450,000	Tesco PLC 144A, 5.50%, 11/15/17 (b)	466
575,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	569
500,000	Thermo Fisher Scientific Inc., 3.30%, 2/15/22	524
500,000	Time Warner Cable Inc., 6.75%, 7/01/18	540
680,000	Time Warner Inc., 4.70%, 1/15/21	747
300,000	T-Mobile USA Inc., 6.25%, 4/01/21	313
600,000	United Rentals North America Inc.,
	5.88%, 9/15/26	614
825,000	Verizon Communications Inc., 4.13%, 8/15/46	791
640,000	Verizon Communications Inc., 5.15%, 9/15/23	733
370,000	Walgreens Boots Alliance Inc., 2.60%, 6/01/21	375
675,000	Zimmer Holdings Inc., 2.00%, 4/01/18	679
		43,715
Utility (6%)
650,000	Anadarko Petroleum Corp., 4.85%, 3/15/21	706
730,000	BP Capital Markets PLC, 3.06%, 3/17/22	761
550,000	Colorado Interstate Gas Co. LLC / Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	547
750,000	Dominion Resources Inc./VA, 1.90%, 6/15/18	753
820,000	Ecopetrol SA, 5.88%, 9/18/23	881
425,000	Edison International, 3.75%, 9/15/17	434
350,000	EDP Finance BV 144A, 6.00%, 2/02/18 (b)	366
430,000	Emera U.S. Finance LP 144A,
	2.70%, 6/15/21 (b)	438
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	518
730,000	Enterprise Products Operating LLC,
	3.75%, 2/15/25	756
525,000	KazMunayGas National Co. JSC 144A,
	6.38%, 4/09/21 (b)	579
300,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	308
300,000	NextEra Energy Capital Holdings Inc.,
	2.06%, 9/01/17	302

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

500,000	PG&E Corp., 2.40%, 3/01/19	$508
400,000	Sabine Pass LNG LP, 7.50%, 11/30/16	402
600,000	Schlumberger Holdings Corp. 144A,
	2.35%, 12/21/18 (b)	609
750,000	Shell International Finance BV, 2.25%, 11/10/20	760
845,000	Sinopec Group Overseas Development 2012 Ltd.
	144A, 3.90%, 5/17/22 (b)	905
775,000	Southern Co., 2.35%, 7/01/21	783
114,000	TransAlta Corp., 1.90%, 6/03/17	114
		11,430
Total Corporate Bond (Cost - $78,684)		79,423
FDIC Guaranteed (0%)
4,305	FDIC Structured Sale Guaranteed Notes 144A,
	1.07%, 2/25/48 (a)(b)
	(Cost - $4)	4
Foreign Government (6%)
650,000	Argentine Republic Government International
	Bond 144A, 6.88%, 4/22/21 (b)	705
755,000	Croatia Government International Bond 144A, 6.38%, 3/24/21 (b)	840
710,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	783
430,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	482
500,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	569
566,000	Hungary Government International Bond, 4.13%, 2/19/18	583
460,000	Indonesia Government International Bond 144A, 5.88%, 3/13/20 (b)	513
355,000	Indonesia Government International Bond, 5.88%, 3/13/20 (f)	396
645,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	670
1,160,000	Mexico Government International Bond, 3.63%, 3/15/22	1,215
525,000	Panama Government International Bond, 5.20%, 1/30/20	579
770,000	Peruvian Government International Bond, 4.13%, 8/25/27	861
545,000	Philippine Government International Bond, 4.00%, 1/15/21	594
520,000	Poland Government International Bond, 5.13%, 4/21/21	588
560,000	Provincia de Buenos Aires/Argentina 144A, 5.75%, 6/15/19 (b)	575
642,000	Romanian Government International Bond 144A, 6.75%, 2/07/22 (b)	763
465,000	Saudi Government International Bond 144A, 3.25%, 10/26/26 (b)	459
600,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	680
Total Foreign Government (Cost - $11,510)		11,855
Mortgage Backed (17%)
220,457	Alternative Loan Trust 2005-47CB, 5.50%, 10/25/35	190

Principal or Shares	Security Description	Value (000)

251,037	Alternative Loan Trust 2005-54CB, 5.13%, 11/25/35	$215
363,730	Alternative Loan Trust 2007-9T1, 6.00%, 5/25/37	270
542,488	American Home Mortgage Investment Trust 2006-3, 2.99%, 12/25/36 (a)	409
389,882	Banc of America Funding 2005-H Trust, 3.29%, 11/20/35 (a)	327
618,479	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	545
285,990	CHL Mortgage Pass-Through Trust 2004-29, 2.39%, 2/25/35 (a)	220
313,112	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (a)(b)	301
196,730	CSMC Mortgage-Backed Trust 2006-7, 6.00%, 8/25/36	168
669,697	Fannie Mae Connecticut Avenue Securities, 1.48%, 5/25/24 (a)	669
517,118	Fannie Mae Connecticut Avenue Securities, 2.48%, 8/25/28 (a)	521
838,044	Fannie Mae Connecticut Avenue Securities, 2.73%, 10/25/28 (a)	848
1,000,000	Fannie Mae Connecticut Avenue Securities, 3.13%, 5/25/24 (a)	978
500,000	Fannie Mae Connecticut Avenue Securities, 3.43%, 7/25/24 (a)	501
500,000	Fannie Mae Connecticut Avenue Securities, 3.53%, 7/25/24 (a)	501
1,000,000	Fannie Mae Connecticut Avenue Securities, 5.53%, 7/25/25 (a)	1,065
400,000	Fannie Mae Connecticut Avenue Securities, 6.23%, 4/25/28 (a)	429
750,000	Fannie Mae Connecticut Avenue Securities, 6.53%, 9/25/28 (a)	824
500,000	Fannie Mae Connecticut Avenue Securities, 10.78%, 1/25/29 (a)	550
500,000	Fannie Mae Connecticut Avenue Securities, 12.78%, 9/25/28 (a)	624
3,800,000	FN, 2.50%, 15YR TBA (g)	3,910
2,700,000	FN, 3.00%, 15YR TBA (g)	2,826
3,120,000	FN, 4.50%, 30YR TBA (g)	3,411
298,936	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.53%, 2/25/24 (a)	299
410,192	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.63%, 5/25/25 (a)	411
973,123	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.18%, 4/25/24 (a)	979
195,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.73%, 2/25/24 (a)	199
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 4.13%, 4/25/24 (a)	1,032
499,910	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.08%, 12/25/27 (a)	512
248,268	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.48%, 5/25/25 (a)	260
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 9.33%, 3/25/28 (a)	506

Annual Report   39

Principal or Shares	Security Description	Value (000)

249,712	Freddie Mac Structured Agency Credit Risk Debt Notes, 9.73%, 10/25/27 (a)	$289
499,969	Freddie Mac Structured Agency Credit Risk Debt Notes, 9.88%, 4/25/28 (a)	533
332,674	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.03%, 5/25/28 (a)	375
247,619	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.28%, 3/25/25 (a)	280
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.78%, 12/25/28 (a)	586
495,694	GSMPS Mortgage Loan Trust 2005-RP2 144A, 0.88%, 3/25/35 (a)(b)	431
450,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 144A, 1.78%, 1/15/32 (a)(b)	450
88,124	JP Morgan Mortgage Trust 2006-A4, 3.21%, 6/25/36 (a)	76
382,294	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (a)(b)	394
1,030,323	JP Morgan Seasoned Mortgage Trust 2014-1 144A, 1.03%, 5/25/33 (a)(b)	994
203,739	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(b)	213
191,691	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (a)(b)	200
739,359	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (a)(b)	771
218,518	PHH Alternative Mortgage Trust Series 2007-1, 6.00%, 2/25/37	191
327,059	RFMSI Series 2006-SA2 Trust, 4.04%, 8/25/36 (a)	282
395,395	WaMu Mortgage Pass Through Certificates, 2.79%, 9/25/36 (a)	360
946,575	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 2.72%, 2/25/37 (a)	863
Total Mortgage Backed (Cost - $31,281)		31,788
Municipal (3%)
250,000	District of Columbia Water & Sewer Authority, 4.81%, 10/01/14	278
1,500,000	Municipal Improvement Corp. of Los Angeles, 3.43%, 11/01/21	1,595
1,000,000	New York Transportation Development Corp., 5.00%, 7/01/41	1,096
1,920,000	Peralta Community College District, 0.64%, 8/05/20 (a)	1,920
Total Municipal (Cost - $4,866)		4,889
U.S. Government Agency (3%)
5,430,000	FHLMC, 1.13%, 8/12/21
	(Cost - $5,402)	5,350
Total U.S. Government Agency (Cost - $5,402)		5,350
U.S. Treasury (16%)
2,130,000	U.S. Treasury Bond, 2.88%, 8/15/45	2,258
6,300,000	U.S. Treasury Note, 0.63%, 11/30/17	6,293
1,450,000	U.S. Treasury Note, 0.75%, 1/31/18	1,450
570,000	U.S. Treasury Note, 1.25%, 11/15/18 (h)	574
3,740,000	U.S. Treasury Note, 1.38%, 5/31/21	3,755

Principal or Shares	Security Description	Value (000)

2,810,000	U.S. Treasury Note, 1.63%, 4/30/23	$2,819
9,006,000	U.S. Treasury Note, 1.63%, 2/15/26	8,858
3,650,000	U.S. Treasury Note, 1.63%, 5/15/26	3,585
Total U.S. Treasury (Cost - $29,655)		29,592
Stocks (2%)
Master Limited Partnership (0%)
19,200	Enterprise Products Partners LP	485
7,400	Magellan Midstream Partners LP	497
		982
Preferred Stock (1%)
3,750	Alexandria Real Estate Equities Inc., 6.45%	96
7,500	Bank of America Corp., 6.50%	202
6,650	BB&T Corp., 5.63% (d)	176
8,000	Charles Schwab Corp., 5.95% (d)	217
4,050	Discover Financial Services, 6.50%	106
8,000	First Republic Bank, 5.50% (d)	209
3,840	Goldman Sachs Group Inc., 6.30%	102
3,550	US Bancorp, 6.50%	104
		1,212
Real Estate Investment Trust (1%)
7,430	Equity Residential	459
8,500	Prologis Inc.	443
2,300	Public Storage	492
2,360	Simon Property Group Inc.	439
		1,833
Total Stocks (Cost - $3,982)		4,027
Investment Company (1%)
2,669,065	Payden Cash Reserves Money Market Fund *
	(Cost - $2,669)	2,669
Total Investments (Cost - $195,987) (106%)		197,745
Liabilities in excess of Other Assets (-6%)		(11,094)
Net Assets (100%)		$186,651

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $1,140 and the total market value of the collateral held by the Fund is $1,180. Amounts in 000s.
(e)	Principal in foreign currency.
(f)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(g)	Security was purchased on a delayed delivery basis.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

40   Payden Mutual Funds

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/13/2016	British Pound	Royal Bank of	$6
	(Buy 1,149)	Canada
1/17/2017	British Pound (Sell 1,167)	State Street Bank	48
		& Trust Co.
1/25/2017	Canadian Dollar	Royal Bank of	31
	(Sell 2,470)	Canada
2/23/2017	Chinese Yuan	Barclays Bank PLC	54
	(Sell 16,416)
1/24/2017	Euro (Buy 2,581)	BNP PARIBAS	29
11/18/2016	Mexican Peso (Sell 9,050)	Credit Suisse	21

			$189

Liabilities:
12/13/2016	Euro (Sell 1,283)	Royal Bank of	$(8)
		Canada
1/24/2017	Swiss Franc (Sell 2,792)	BNP PARIBAS	(18)

			$(26)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (000s)
23	U.S. 10 Year Ultra Future	Dec-16	$(3,255)	$75
6	U.S. Long Bond Future	Dec-16	(976)	49
53	U.S. Treasury 10 Year	Dec-16	(6,870)	90
	Note Future

				$214

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$1,140
of Assets and Liabilities[1]
Non-cash Collateral[2]	(1,140)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   41

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments

Corporate	31%
Mortgage Backed	25%
Asset Backed	18%
U.S. Treasury	10%
Bank Loans	6%
Other	10%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Asset Backed (19%)
191,675	American Homes 4 Rent 2014-SFR1 144A,
	1.53%, 6/17/31 (a)(b)	$191
300,000	Apidos CLO 144A, 4.68%, 10/20/27 (a)(b)	297
550,000	Babson CLO Ltd. 144A, 4.33%, 4/20/27 (a)(b)	532
250,000	Carlyle Global Market Strategies CLO 2015-2
	Ltd. 144A, 2.36%, 4/27/27 (a)(b)	250
650,000	Cent CLO LP 144A, 2.00%, 7/23/25 (a)(b)	646
186,822	Colony American Homes 2014-1 144A,
	1.68%, 5/17/31 (a)(b)	187
126,498	Colony American Homes 2014-2 144A,
	1.47%, 7/17/31 (a)(b)	126
169,375	Colony American Homes 2015-1 144A,
	1.73%, 7/17/32 (a)(b)	170
580,000	Colony Starwood Homes 2016-2 Trust 144A,
	1.79%, 12/17/33 (a)(b)	581
1,337,494	Countrywide Asset-Backed Certificates,
	4.95%, 10/25/46 (a)	1,255
670,000	Drive Auto Receivables Trust 2016-B 144A,
	4.53%, 8/15/23 (b)	683
300,000	Dryden XXXI Senior Loan Fund 144A,
	2.23%, 4/18/26 (a)(b)	300
450,000	Dryden XXXI Senior Loan Fund 144A,
	4.38%, 4/18/26 (a)(b)	436
450,000	Eaton Vance CLO 2015-1 Ltd. 144A,
	5.08%, 10/20/26 (a)(b)	451
590,000	First Investors Auto Owner Trust 2016-1 144A,
	4.70%, 4/18/22 (b)	616
254,903	Invitation Homes 2013-SFR1 Trust 144A,
	1.68%, 12/17/30 (a)(b)	255
321,693	Invitation Homes 2014-SFR1 Trust 144A,
	1.53%, 6/17/31 (a)(b)	321
254,403	Invitation Homes 2014-SFR2 Trust 144A,
	1.64%, 9/17/31 (a)(b)	254
293,652	Invitation Homes 2015-SFR2 Trust 144A,
	1.88%, 6/17/32 (a)(b)	295

Principal or Shares	Security Description	Value (000)

450,000	LCM XX LLC 144A, 4.63%, 10/20/27 (a)(b)	$441
250,000	Madison Park Funding XIII Ltd. 144A, 2.33%, 1/19/25 (a)(b)	250
300,000	North End CLO Ltd. 2013-1 144A, 4.38%, 7/17/25 (a)(b)	275
250,000	Octagon Investment Partners 24 Ltd. 144A, 2.26%, 5/21/27 (a)(b)	250
450,000	OHA Credit Partners XI Ltd. 144A, 5.18%, 10/20/28 (a)(b)	452
450,000	Prestige Auto Receivables Trust 2016-1 144A, 5.15%, 11/15/21 (b)	468
860,900	Progress Residential 2015-SFR1 Trust 144A, 1.93%, 2/17/32 (a)(b)	865
505,000	Santander Drive Auto Receivables Trust 2015-3, 3.49%, 5/17/21	519
300,000	Symphony CLO XII Ltd. 144A,
	4.38%, 10/15/25 (a)(b)	294
300,000	Trade MAPS 1 Ltd. 144A,
	1.23%, 12/10/18 (a)(b)	300
700,000	Venture XVII CLO Ltd. 144A,
	2.36%, 7/15/26 (a)(b)	699
580,000	Verizon Owner Trust 2016-1 144A,
	1.42%, 1/20/21 (b)	581
90,832	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	91
101,754	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	102
258,906	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (b)	260
318,496	VOLT XXXIV LLC 144A, 3.25%, 2/25/55 (b)	319
54,588	VOLT XXXV LLC 144A, 3.50%, 6/26/45 (b)	55
625,000	Westlake Automobile Receivables Trust 2016-1 144A, 4.55%, 9/15/21 (b)	640
Total Asset Backed (Cost - $14,528)		14,707
Bank Loans(c) (6%)
150,000	Air Canada Term Loan B 1L, 0.75%, 9/23/23	151

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

350,000	Berry Plastics Group Inc. Term Loan G 1L,
	3.50%, 1/06/21	$351
401,261	Burlington Coat Factory Warehouse Corp. Term Loan B4 1L, 3.50%, 8/13/21	405
316,745	CDW LLC/CDW Finance Corp. Term loan B 1L, 3.00%, 8/12/23	319
427,850	Charter Communications Operating LLC. Term Loan H 1L, 3.25%, 8/24/21	430
343,844	Davita Healthcare Partners Inc. Term Loan B 1L, 3.50%, 6/24/21	344
62,227	Dollar Tree Inc. Tl B 1L Usd, 3.06%, 7/06/22	63
333,900	J.C. Penney Corp., Inc. Term Loan B 1L, 5.25%, 6/23/23	337
270,000	Landry’s Inc Term Loan 1L, 4.00%, 9/22/23	272
230,736	Michaels Stores Inc. Term Loan B2 1L,
	4.00%, 1/28/20	233
329,175	NBTY Inc. Term Loan B 1L, 5.00%, 5/05/23	331
197,500	Petsmart Inc. Term Loan B 1L, 4.00%, 3/10/22	198
225,000	Rite Aid Corp., 4.88%, 6/21/21	226
294,657	Sabre Global Inc. Term Loan B 1L,
	4.00%, 2/19/19	296
260,000	Serta Simmons Bedding LLC Term Loan 1L,
	4.50%, 10/21/23	260
205,193	Visteon Corp. Term Loan B IL, 3.50%, 4/09/21	206
Total Bank Loans (Cost - $4,382)		4,422
Corporate Bond (32%)
440,000	AbbVie Inc., 2.50%, 5/14/20	446
105,000	Actavis Funding SCS, 1.93%, 3/12/18 (a)	106
85,000	Actavis Funding SCS, 3.00%, 3/12/20	88
270,000	Air Lease Corp., 2.13%, 1/15/18	271
150,000	Air Lease Corp., 2.13%, 1/15/20	150
290,000	Aircastle Ltd., 4.63%, 12/15/18 (d)	303
200,000	Ally Financial Inc., 3.25%, 11/05/18	201
90,000	Ally Financial Inc., 4.25%, 4/15/21	91
300,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/21	313
290,000	American Express Credit Corp.,
	1.70%, 10/30/19	290
210,000	Amgen Inc., 2.13%, 5/01/20	212
110,000	Amgen Inc., 3.88%, 11/15/21	118
540,000	ANZ New Zealand International Ltd./London
	144A, 2.25%, 2/01/19 (b)	546
205,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A,
	3.85%, 12/15/19 (a)(b)	209
100,000	Arizona Public Service Co., 2.20%, 1/15/20	102
150,000	AutoZone Inc., 2.50%, 4/15/21	152
360,000	Aviation Capital Group Corp. 144A,
	2.88%, 9/17/18 (b)	367
150,000	Baxalta Inc., 2.88%, 6/23/20	153
130,000	Baylor Scott & White Holdings,
	2.12%, 11/15/20	130
125,000	Block Financial LLC, 4.13%, 10/01/20	130
310,000	Centene Corp., 4.75%, 5/15/22	316
580,000	Citigroup Inc., 2.05%, 12/07/18	584
250,000	Citizens Bank NA/Providence RI,
	2.30%, 12/03/18	253

Principal or Shares	Security Description	Value (000)

110,000	CNH Industrial Capital LLC, 3.25%, 2/01/17	$110
245,000	CommScope Inc. 144A, 4.38%, 6/15/20 (b)	252
340,000	Consolidated Edison Inc., 2.00%, 5/15/21	341
130,000	Continental Airlines 2012-3 Class C Pass Thru
	Certificates, 6.13%, 4/29/18	137
160,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.88%, 2/08/22	174
265,000	CSC Holdings LLC, 8.63%, 2/15/19 (d)	295
350,000	CSX Corp., 7.38%, 2/01/19	394
250,000	CVS Health Corp., 2.80%, 7/20/20	258
350,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 4.42%, 6/15/21 (b)	366
170,000	DISH DBS Corp., 4.25%, 4/01/18	174
130,000	DISH DBS Corp., 4.63%, 7/15/17	133
370,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	375
420,000	Dominion Resources Inc./VA, 2.50%, 12/01/19	431
160,000	Dun & Bradstreet Corp., 4.00%, 6/15/20	166
200,000	E*TRADE Financial Corp., 5.38%, 11/15/22	214
80,000	Electronic Arts Inc., 3.70%, 3/01/21	85
150,000	ERAC USA Finance LLC 144A,
	2.80%, 11/01/18 (b)	153
140,000	Exelon Generation Co. LLC, 2.95%, 1/15/20	144
300,000	Fifth Third Bank/Cincinnati OH,
	2.38%, 4/25/19	305
250,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	259
200,000	FLIR Systems Inc., 3.13%, 6/15/21	205
200,000	Ford Motor Credit Co. LLC, 2.60%, 11/04/19	203
345,000	Frontier Communications Corp.,
	6.25%, 9/15/21 (d)	329
230,000	General Motors Financial Co. Inc.,
	2.35%, 10/04/19	230
150,000	General Motors Financial Co. Inc.,
	3.15%, 1/15/20	153
660,000	Gilead Sciences Inc., 2.55%, 9/01/20	677
270,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	275
180,000	Goodyear Tire & Rubber Co., 7.00%, 5/15/22	190
290,000	HCA Inc., 4.25%, 10/15/19	302
90,000	HealthSouth Corp., 5.75%, 11/01/24	93
240,000	Hewlett Packard Enterprise Co. 144A,
	2.70%, 10/05/17 (b)	243
300,000	Hewlett Packard Enterprise Co. 144A,
	3.85%, 10/15/20 (b)	318
180,000	Hyundai Capital America 144A,
	2.40%, 10/30/18 (b)	182
275,000	International Lease Finance Corp.,
	3.88%, 4/15/18	282
130,000	International Lease Finance Corp.,
	5.88%, 4/01/19	140
520,000	JPMorgan Chase & Co., 2.25%, 1/23/20	524
150,000	KeyCorp, 2.30%, 12/13/18	152
150,000	Keysight Technologies Inc., 3.30%, 10/30/19	155
140,000	Kinder Morgan Energy Partners LP,
	6.50%, 4/01/20	157
110,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	113
240,000	L Brands Inc., 5.63%, 2/15/22	263
140,000	Level 3 Financing Inc., 6.13%, 1/15/21	145
300,000	Lloyds Bank PLC, 2.05%, 1/22/19	302
100,000	Majapahit Holding BV 144A,
	8.00%, 8/07/19 (b)	114

Annual Report   43

Principal or Shares	Security Description	Value (000)

250,000	Manufacturers & Traders Trust Co.,
	2.10%, 2/06/20	$252
160,000	Metropolitan Life Global Funding I 144A,
	2.30%, 4/10/19 (b)	163
265,000	MGM Resorts International, 6.75%, 10/01/20	295
65,000	Michaels Stores Inc. 144A, 5.88%, 12/15/20 (b)	67
420,000	Microsoft Corp., 2.38%, 2/12/22	429
240,000	Mizuho Financial Group Inc. 144A,
	2.63%, 4/12/21 (b)	243
450,000	Morgan Stanley, 2.80%, 6/16/20	461
320,000	National Australia Bank Ltd. 144A,
	2.40%, 12/09/19 (b)	325
290,000	New Red Finance Inc. 144A, 6.00%, 4/01/22 (b)	304
580,000	New York Life Global Funding 144A,
	1.50%, 10/24/19 (b)	580
80,000	NVIDIA Corp., 2.20%, 9/16/21	80
270,000	NVIDIA Corp., 3.20%, 9/16/26	270
200,000	Perrigo Co. PLC, 2.30%, 11/08/18	201
145,000	Petsmart Inc. 144A, 7.13%, 3/15/23 (b)(d)	152
250,000	Regal Entertainment Group, 5.75%, 3/15/22	259
391,000	Reynolds American Inc., 3.25%, 6/12/20	409
230,000	Shell International Finance BV, 2.25%, 11/10/20	233
430,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	427
290,000	Skandinaviska Enskilda Banken AB 144A,
	2.63%, 11/17/20 (b)	296
300,000	Southern Co., 2.75%, 6/15/20	308
140,000	Southern Power Co., 1.50%, 6/01/18	140
255,000	Sprint Communications Inc., 8.38%, 8/15/17	266
275,000	Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	279
290,000	Tenet Healthcare Corp., 6.00%, 10/01/20	306
140,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	138
300,000	Thermo Fisher Scientific Inc., 2.40%, 2/01/19	305
150,000	Time Warner Inc., 2.10%, 6/01/19	151
140,000	Under Armour Inc., 3.25%, 6/15/26	138
90,000	Universal Health Services Inc. 144A,
	4.75%, 8/01/22 (b)	93
150,000	Ventas Realty LP / Ventas Capital Corp.,
	2.70%, 4/01/20	153
80,000	Ventas Realty LP / Ventas Capital Corp.,
	4.00%, 4/30/19	84
350,000	Visa Inc., 2.20%, 12/14/20	357
40,000	Western Digital Corp. 144A,
	10.50%, 4/01/24 (b)	46
210,000	Westpac Banking Corp., 2.60%, 11/23/20	215
420,000	William Wrigley Jr Co. 144A,
	2.90%, 10/21/19 (b)	433
60,000	Zimmer Holdings Inc., 1.45%, 4/01/17	60
40,000	Zimmer Holdings Inc., 2.00%, 4/01/18	40
Total Corporate Bond (Cost - $24,680)		25,002
Foreign Government (5%)
660,000	Argentine Republic Government International
	Bond, 3.88%, 1/15/22 EUR (e)	714
310,000	Croatia Government International Bond 144A,
	6.75%, 11/05/19 (b)	341
320,000	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (b)	353

Principal or Shares	Security Description	Value (000)

300,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (b)	$336
300,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	341
300,000	Hungary Government International Bond, 6.25%, 1/29/20	336
200,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	208
290,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	329
300,000	Serbia International Bond 144A, 5.88%, 12/03/18 (b)	318
300,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (b)	314
300,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	335
Total Foreign Government (Cost - $3,910)		3,925
Mortgage Backed (27%)
851,545	Alternative Loan Trust 2005-56,
	1.26%, 11/25/35 (a)	728
272,734	Alternative Loan Trust 2006-45T1,
	6.00%, 2/25/37	201
323,693	Alternative Loan Trust 2006-HY11,
	0.65%, 6/25/36 (a)	255
261,198	American Home Mortgage Investment Trust
	2006-3, 2.99%, 12/25/36 (a)	197
247,187	Banc of America Funding 2005-H Trust,
	3.29%, 11/20/35 (a)	207
141,113	Bear Stearns ALT-A Trust 2006-6,
	3.40%, 11/25/36 (a)	107
227,439	Bear Stearns ARM Trust 2007-3,
	3.16%, 5/25/47 (a)	207
274,550	CHL Mortgage Pass-Through Trust 2004-29,
	2.39%, 2/25/35 (a)	211
236,239	CHL Mortgage Pass-Through Trust 2006-HYB1, 2.82%, 3/20/36 (a)	190
463,477	Connecticut Avenue Securities,
	1.48%, 5/25/24 (a)	464
191,342	Connecticut Avenue Securities,
	1.48%, 5/25/24 (a)	191
325,793	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 4/25/43 (a)(b)	309
203,523	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 5/25/43 (a)(b)	196
559,556	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB1, 5.60%, 2/25/36 (a)	498
327,329	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36 (a)	278
163,862	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36	139
203,029	Fannie Mae Connecticut Avenue Securities, 1.73%, 7/25/24 (a)	203
542,165	Fannie Mae Connecticut Avenue Securities,
	1.98%, 1/25/29 (a)	545
598,516	Fannie Mae Connecticut Avenue Securities,
	2.48%, 8/25/28 (a)	603

44   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

186,766	Fannie Mae Connecticut Avenue Securities, 2.53%, 10/25/23 (a)	$189
288,981	Fannie Mae Connecticut Avenue Securities, 2.73%, 10/25/28 (a)	293
400,000	Fannie Mae Connecticut Avenue Securities, 4.53%, 5/25/25 (a)	413
350,000	Fannie Mae Connecticut Avenue Securities, 4.78%, 1/25/29 (a)	354
477,944	Fannie Mae Connecticut Avenue Securities, 5.08%, 2/25/25 (a)	497
250,000	Fannie Mae Connecticut Avenue Securities, 5.53%, 7/25/25 (a)	267
150,000	Fannie Mae Connecticut Avenue Securities, 5.53%, 7/25/25 (a)	160
450,000	Fannie Mae Connecticut Avenue Securities, 6.23%, 4/25/28 (a)	482
400,000	Fannie Mae Connecticut Avenue Securities, 6.53%, 9/25/28 (a)	440
211,320	First Horizon Alternative Mortgage Securities Trust 2006-FA2, 6.00%, 5/25/36	170
175,056	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.43%, 10/25/27 (a)	175
480,433	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.73%, 11/25/28 (a)	481
827,155	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.18%, 4/25/24 (a)	832
1,350,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 5.23%, 3/25/28 (a)	1,416
247,504	Freddie Mac Structured Agency Credit Risk Debt Notes, 12.03%, 1/25/25 (a)	287
422,295	GreenPoint MTA Trust 2005-AR1, 0.97%, 6/25/45 (a)	357
234,186	GSMPS Mortgage Loan Trust 2005-RP2 144A, 0.88%, 3/25/35 (a)(b)	203
313,951	GSMPS Mortgage Loan Trust 2005-RP3 144A, 0.88%, 9/25/35 (a)(b)	273
152,586	HomeBanc Mortgage Trust 2004-1, 1.39%, 8/25/29 (a)	143
230,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 144A, 1.78%, 1/15/32 (a)(b)	230
267,853	JP Morgan Mortgage Trust 2006-A3, 2.99%, 5/25/36 (a)	241
216,687	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (a)(b)	222
598,830	Merrill Lynch Mortgage Backed Securities Trust Series 2007-2, 2.99%, 8/25/36 (a)	554
171,510	New Residential Mortgage Loan Trust 2014-3 144A, 5.67%, 11/25/54 (a)(b)	184
95,845	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (a)(b)	100
249,132	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (a)(b)	260
330,784	New Residential Mortgage Loan Trust 2016-1 144A, 3.75%, 3/25/56 (a)(b)	343
102,437	Provident Funding Mortgage Loan Trust 2005-2, 3.03%, 10/25/35 (a)	102

Principal or Shares	Security Description	Value (000)

345,796	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	$331
100,435	Sequoia Mortgage Trust, 1.33%, 10/20/27 (a)	98
400,317	Sequoia Mortgage Trust 2007-1, 2.90%, 2/20/47 (a)	345
447,440	Structured Asset Mortgage Investments II Trust 2006-AR7, 0.74%, 8/25/36 (a)	370
661,874	WaMu Mortgage Pass-Through Certificates, 0.81%, 11/25/45 (a)	581
89,557	WaMu Mortgage Pass-Through Certificates, 0.82%, 10/25/45 (a)	85
163,474	WaMu Mortgage Pass-Through Certificates, 0.82%, 12/25/45 (a)	151
495,538	WaMu Mortgage Pass-Through Certificates, 1.14%, 8/25/45 (a)	335
125,416	WaMu Mortgage Pass-Through Certificates, 2.41%, 6/25/37 (a)	114
1,064,363	WaMu Mortgage Pass-Through Certificates, 2.74%, 7/25/37 (a)	964
116,293	WaMu Mortgage Pass-Through Certificates, 2.79%, 9/25/36 (a)	106
256,513	WaMu Mortgage Pass-Through Certificates, 2.81%, 8/25/46 (a)	225
993,904	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 2.72%, 2/25/37 (a)	906
548,045	Wells Fargo Alternative Loan 2007-PA2 Trust, 6.00%, 6/25/37	546
53,267	Wells Fargo Mortgage Backed Securities Trust, 2.98%, 6/25/35 (a)	51
Total Mortgage Backed (Cost - $20,434)		20,605
U.S. Treasury (10%)
5,450,000	U.S. Treasury Bill, 16.36%, 11/10/16 (f)	5,450
2,600,000	U.S. Treasury Note, 1.13%, 9/30/21	2,575
Total U.S. Treasury (Cost - $8,031)		8,025
Purchased Put Options (0%)
245	iShares 20+ Year Treasury Bond ETF, 121.5, 12/02/16	4
189	iShares 20+ Year Treasury Bond ETF, 124, 11/11/16	1
86	S & P 500 Index, 1770, 11/30/16	12
109	S & P 500 Index, 1830, 11/11/16	7
Total Purchased Put Options (Cost - $31)		24
Investment Company (6%)
4,493,699	Payden Cash Reserves Money Market Fund * (Cost - $4,494)	4,494
Total Investments (Cost - $80,490) (105%)		81,204
Liabilities in excess of Other Assets (-5%)		(4,108)
Net Assets (100%)		$77,096

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Annual Report   45

(d)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $974 and the total market value of the collateral held by the Fund is $1,013. Amount in 000s.
(e)	Principal in foreign currency.
(f)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/13/2016	British Pound (Buy 465)	Royal Bank of Canada	$2
1/17/2017	British Pound (Sell 454)	State Street Bank & Trust Co.	19
1/25/2017	Canadian Dollar (Sell 1,006)	Royal Bank of Canada	12
2/23/2017	Chinese Yuan (Sell 6,235)	Barclays Bank PLC	20
1/24/2017	Euro (Buy 1,050)	BNP PARIBAS	12
11/8/2016	Euro (Sell 655)	Citibank, N.A.	5

			$70

Liabilities:
12/13/2016	Euro (Sell 519)	Royal Bank of Canada	$(4)
1/24/2017	Swiss Franc (Sell 1,136)	BNP PARIBAS	(7)

			$(11)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
5	Euro Buxl 30 Year Bond Future	Dec-16	$(987)	$50
5	Euro-Bund Future	Dec-16	890	(11)
9	Long Gilt Future	Dec-16	1,381	(16)
33	U.S. Treasury 10 Year	Dec-16	4,277	(40)
	Note Future

				$(17)

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Unrealized Depreciation (000s)
Markit CDX, North America High Yield Series 26 Index	5.00%	Chicago Mercantile	Jun-21	USD 3,050	$(20)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$974
Non-cash Collateral[2]	(974)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

46   Payden Mutual Funds

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments

Bank Loans	80%
Corporate	6%
Asset Backed	5%
Exchange Traded Fund	4%
Investment Company	3%
Mortgage Backed	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Asset Backed (6%)
1,800,000	Babson CLO Ltd./Cayman Islands 144A, 4.38%, 4/20/25 (a)(b)	$1,739
1,500,000	Carlyle Global Market Strategies CLO 2013-2 Ltd. 144A, 4.63%, 4/18/25 (a)(b)	1,494
1,500,000	CIFC Funding 2013-III Ltd. 144A, 4.13%, 10/24/25 (a)(b)	1,444
1,500,000	Dryden XXVIII Senior Loan Fund 144A, 4.02%, 8/15/25 (a)(b)	1,430
1,500,000	Madison Park Funding XIII Ltd. 144A, 4.23%, 1/19/25 (a)(b)	1,482
1,500,000	North End CLO Ltd. 2013-1 144A, 4.38%, 7/17/25 (a)(b)	1,373
1,250,000	Octagon Investment Partners XIV Ltd. 144A, 4.88%, 1/15/24 (a)(b)	1,251
Total Asset Backed (Cost - $10,333)		10,213
Bank Loans(c) (80%)
584,193	AECOM Technology Corp. Term Loan B 1L, 3.75%, 10/17/21	589
2,500,000	Air Canada Corp. Term Loan B 1L, 0.75%, 9/23/23	2,510
2,549,010	Albertson’s LLC Term Loan B4 1L, 4.50%, 8/25/21	2,571
2,137,861	Alliance Healthcare Services Inc. Term Loan B 1L, 4.25%, 6/03/19	2,095
1,498,667	Allison Transmission Inc. Term Loan B 1L, 3.75%, 9/23/22	1,510
1,578,500	American Builders & Contractors Supply Co. Inc. Term Loan B1 IL, 3.50%, 4/16/20	1,586
1,821,159	Applied Systems Inc. Term Loan B 1L, 4.25%, 1/23/21	1,828
352,570	ARAMARK Corp. Term Loan E 1L, 3.25%, 9/07/19	355
2,450,000	Ashland Water Technologies/Solenis Term Loan 1L, 4.25%, 7/31/21	2,452

Principal or Shares	Security Description	Value (000)

907,913	Asurion LLC, 5.00%, 7/30/22	$914
941,237	Asurion LLC Term Loan B1 1L, 5.00%, 5/24/19	943
2,347,070	B and G Foods Inc. Term Loan B 1L, 3.75%, 10/05/22	2,371
2,229,129	Berry Plastics Group Inc. Term Loan G 1L, 3.50%, 1/06/21	2,234
360,905	Berry Plastics Group Inc. Term Loan H 1L, 3.75%, 10/01/22	363
1,950,950	Burger King Term Loan B2 1L, 3.75%, 12/12/21	1,963
1,330,000	Burlington Coat Factory Warehouse Corp. Term Loan B4 1L, 3.50%, 8/13/21	1,342
1,969,849	CD&R Millennium Holdco, 4.50%, 7/31/21	1,975
2,375,590	CDW LLC/CDW Finance Corp. Term loan B 1L, 3.00%, 8/12/23	2,390
995,000	Charter Communications Operating LLC Term Loan I 1L, 3.50%, 1/24/23	1,002
947,682	Chs/Community Health Systems Inc., 4.00%, 1/27/21	898
2,134,000	Cincinnati Bell Inc. Term Loan B 1L, 4.00%, 9/10/20	2,143
2,360,000	Clubcorp Club Operations Inc. Term Loan B 1L, 4.25%, 12/08/22	2,375
2,475,000	Commscope Term Loan 1L GTD, 3.75%, 12/29/22	2,490
2,962,500	Communications Sales & Leasing Corp. Term Loan B 1L, 5.00%, 10/16/22	2,978
1,964,824	Davita Healthcare Partners Inc. Term Loan B 1L, 3.50%, 6/24/21	1,969
3,000,000	Dell International LLC Term Loan B 1L, 4.00%, 6/02/23	3,026
2,016,809	Dole Food Co. Inc. Term Loan B 1L, 4.50%, 11/01/18	2,026
579,114	Dollar Tree Inc. Term Loan B 1L Usd, 3.00%, 7/06/22	586
496,250	Endo International Term Loan B 1L, 3.75%, 9/25/22	496

Annual Report   47

Principal or Shares	Security Description	Value (000)

2,700,000	Energy Transfer Equity LP Term Loan 1L, 3.25%, 12/02/19	$2,685
575,643	Fiat SpA Term Loan B 1L, 3.25%, 12/31/18	577
2,750,000	Focus Brands Inc. Tl 1L Usd Corp., 5.00%, 10/03/23	2,784
2,437,500	Grifols SA Term Loan B 1L, 3.00%, 2/27/21	2,461
2,460,310	Harbor Freight Tools, 4.00%, 8/16/23	2,481
1,287,692	Hilton Worldwide Finance, 3.50%, 10/25/23	1,296
400,285	Hilton Worldwide Finance LLC Term Loan B2, 4.00%, 10/25/20	402
2,961,269	Ineos U.S. Finance LLC Term Loan 1L, 4.25%, 3/12/22	2,983
2,439,027	Infor U.S. Inc. Term Loan B5 1L, 3.75%, 6/03/20	2,437
2,000,000	International Finance Corp. Term Loan B 1L, 3.50%, 3/06/21	2,015
2,500,000	Inventiv Health Tl B 1L Usd Corp., 4.75%, 9/28/23	2,503
2,484,375	J.C. Penney Corp., Inc. Term Loan B 1L, 5.25%, 6/01/23	2,506
1,500,000	JDA Software Group Inc. Term Loan 1L Usd Corp., 1.00%, 9/22/23	1,503
1,955,008	Kindred Healthcare Inc. Term Loan B 1L, 4.00%, 4/09/21	1,960
1,647,170	La Quinta Intermediate Holdings LLC Term Loan B 1L, 4.25%, 4/14/21	1,647
3,500,000	Landry’s Inc., Term Loan 1L Usd Corp., 4.00%, 9/22/23	3,526
2,750,000	Leslie’s Poolmart Tl B 1L Usd, 5.25%, 8/10/23	2,774
1,164,000	Live Nation Entertainment Inc. Term Loan B 1L, 3.59%, 8/16/20	1,169
1,067,000	Live Nation Term Loan B 1L Usd Corp., 2.50%, 10/27/23	1,070
497,500	Mgp Term Loan B 1L, 4.00%, 4/07/23	499
1,607,059	Michaels Stores Inc. Term Loan B2 1L, 4.00%, 1/28/20	1,621
956,772	Multiplan Inc. Term Loan B 1L, 5.00%, 5/25/23	969
1,197,000	Multiplan Inc. Term Loan B 1L, 6.00%, 4/26/22	1,207
2,493,750	NBTY Inc. Term Loan B 1L, 5.00%, 5/05/23	2,506
2,493,750	Nexeo Solutions LLC Term Loan B 1L, 5.25%, 6/09/23	2,516
1,000,000	Npc International Inc. Term Loan B 1L, 4.00%, 12/28/18	1,003
1,243,750	Numericable U.S. LLC Term Loan B 1L, 5.00%, 1/15/24	1,257
2,443,750	Ortho-Clinical Diagnostics, Inc. Term Loan B 1L, 4.75%, 6/30/21	2,394
251,708	Party City Holdings Inc., 3.75%, 8/19/22	253
2,748,419	Party City Term Loan B 1L, 4.25%, 8/19/22	2,760
1,597,950	Petco Animal Supplies Inc. Term Loan B1 1L, 5.00%, 1/26/23	1,614
2,955,000	Petsmart Inc. Term Loan B 1L, 4.00%, 3/10/22	2,965
1,492,500	Quorum Health Term Loan 1L, 6.75%, 4/29/22	1,394
1,600,000	Rackspace Hosting Tl B 1L Usd Corp., 5.00%, 10/26/23	1,611

Principal or Shares	Security Description	Value (000)

575,803	Realogy Group LLC Term Loan B 1L Usd, 3.75%, 7/20/22	$582
2,310,260	Reynolds Term Loan 1L Usd Corp., 4.25%, 1/21/23	2,319
2,800,000	Rite Aid Corp., 4.88%, 6/21/21	2,813
2,021,476	Sabre Global Inc. Term Loan B 1L, 4.00%, 2/19/19	2,033
1,955,000	SBA Communications Corp. Term Loan B 1L, 3.25%, 3/24/21	1,960
1,492,327	Scientific Games International Inc. Term Loan B 1L, 6.00%, 10/18/20	1,503
2,000,000	Serta Simmons Bedding LLC Term Loan 1L, 4.50%, 10/21/23	2,003
2,474,747	Servicemaster Co. LLC Term Loan B 1L, 4.25%, 7/01/21	2,484
2,000,000	Smart & Final Term Loan B 1L, 4.00%, 11/15/19	1,998
1,939,698	Starwood Property Trust Inc. Term Loan 1L, 3.50%, 4/19/20	1,944
2,475,000	Sterigenics-Nordion Term Loan B 1L, 4.25%, 4/27/22	2,469
2,453,562	Transdigm Inc. Term Loan F 1L, 3.75%, 6/08/23	2,447
2,487,406	Trinseo Materials Finance Inc. Term Loan B 1L, 4.25%, 11/05/21	2,507
2,493,750	U.S. Foodservice Inc. Term Loan B 1L, 4.00%, 6/27/23	2,512
1,092,857	Vantiv LLC Term Loan B 1L, 3.75%, 6/13/21	1,102
1,500,000	Virgin Media Investment Holdings Ltd. Term Loan F 1L, 3.50%, 6/30/23	1,508
1,166,667	Visteon Corp. Term Loan B IL, 3.50%, 4/09/21	1,173
1,436,400	Western Digital Corp., 4.50%, 4/29/23	1,454
1,750,000	Xpo Logistics Term Loan B2 1L Usd Corp., 4.25%, 10/30/21	1,763
997,500	Yum Term Loan B 1L, 2.75%, 6/16/23	1,009
Total Bank Loans (Cost - $150,044)		150,911
Corporate Bond (6%)
816,000	AES Corp./VA, 3.84%, 6/01/19 (a)	817
1,000,000	Ally Financial Inc., 3.25%, 11/05/18	1,002
1,261,740	American Airlines 2013-2 Class B Pass Through Trust 144A, 5.60%, 7/15/20 (b)	1,322
2,100,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. 144A, 3.85%, 12/15/19 (a)(b)	2,139
1,000,000	Avis Budget Car Rental LLC / Avis Budget Finance Inc., 3.59%, 12/01/17 (a)	1,001
1,300,000	CNH Industrial Capital LLC, 3.88%, 7/16/18	1,315
1,000,000	Continental Airlines 2012-3 Class C Pass Thru Certificates, 6.13%, 4/29/18	1,051
700,000	MGP Escrow Issuer LLC / MGP Escrow Co.-Issuer Inc. 144A, 5.63%, 5/01/24 (b)	747
1,000,000	Novelis Inc., 8.38%, 12/15/17	1,006
1,000,000	Tenet Healthcare Corp., 4.35%, 6/15/20 (a)	1,012
Total Corporate Bond (Cost - $11,254)		11,412
Mortgage Backed (2%)
800,000	Fannie Mae Connecticut Avenue Securities, 12.78%, 9/25/28 (a)	999

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
675,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 4.13%, 4/25/24 (a)	$697
349,937	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.08%, 12/25/27 (a)	358
993,073	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.48%, 5/25/25 (a)	1,038
666,347	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.03%, 5/25/28 (a)	750
Total Mortgage Backed (Cost - $3,484)		3,842
Exchange Traded Fund (4%)
320,000	PowerShares Senior Loan Portfolio
	(Cost - $7,448)	7,418
Investment Company (3%)
5,656,689	Payden Cash Reserves Money Market Fund *
	(Cost - $5,657)	5,657
Total Investments (Cost - $ 188,220) (101%)		$189,453
Liabilities in excess of Other Assets (-1%)		(1,713)
Net Assets (100%)		$187,740

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

See notes to financial statements.

Annual Report   49

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class, except for class specific expenses.

Portfolio Composition - percent of investments
Industrial	53%
Financial	16%
Utility	7%
Consumer Cyclical	3%
Healthcare	2%
Other	19%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (0%)
2,600,000	Serta Simmons. Term Loan B3 IL,
	9.00%, 10/21/24
	(Cost - $2,561)	$2,625
Corporate Bond (93%)
Consumer Cyclical (3%)
2,200,000	Allison Transmission Inc. 144A,
	5.00%, 10/01/24 (b)	2,249
1,889,000	Aramark Services Inc. 144A, 4.75%, 6/01/26 (b)	1,894
1,000,000	Aramark Services Inc., 5.13%, 1/15/24 (c)	1,050
3,450,000	D.R. Horton Inc., 4.38%, 9/15/22	3,640
4,000,000	Goodyear Tire & Rubber Co., 7.00%, 5/15/22	4,215
5,000,000	Tempur Sealy International Inc., 5.50%, 6/15/26	5,162
		18,210
Consumer Non-Cyclical (1%)
3,000,000	Iron Mountain Inc., 5.75%, 8/15/24 (c)	3,090
2,900,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC 144A, 7.00%, 7/15/24 (b)	3,105
		6,195
Energy (0%)
2,750,000	Enviva Partners LP / Enviva Partners Finance
	Corp. 144A, 8.50%, 11/01/21 (b)	2,825
Financial (17%)
3,500,000	AerCap Ireland Capital Ltd. / AerCap Global
	Aviation Trust, 5.00%, 10/01/21	3,728
4,275,000	Air Lease Corp., 4.25%, 9/15/24	4,521
4,100,000	Aircastle Ltd., 5.13%, 3/15/21	4,367
8,800,000	Ally Financial Inc., 4.13%, 2/13/22	8,825
3,000,000	Bank of America Corp., 5.13%, 12/29/49 (c)(d)	2,961
3,000,000	CIT Group Inc., 5.00%, 8/15/22	3,206
4,600,000	CIT Group Inc., 5.38%, 5/15/20	4,928
4,700,000	Citigroup Inc., 5.95%, 7/29/49 (c)(d)	4,882
1,600,000	Citigroup Inc., 6.13%, 12/29/49 (c)(d)	1,675
3,500,000	Communications Sales & Leasing Inc. 144A,
	6.00%, 4/15/23 (b)	3,640
3,550,000	Credit Acceptance Corp., 7.38%, 3/15/23	3,683

Principal or Shares	Security Description	Value (000)

3,000,000	Dana Financing Luxembourg Sarl 144A,
	6.50%, 6/01/26 (b)	$3,199
1,500,000	Double Eagle Acquisition Sub Inc. 144A,
	7.50%, 10/01/24 (b)	1,549
3,600,000	E*TRADE Financial Corp., 5.38%, 11/15/22	3,849
1,420,000	E*TRADE Financial Corp., 5.88%, 12/29/49 (d)	1,475
2,900,000	Equinix Inc., 5.38%, 4/01/23	3,041
1,400,000	Goldman Sachs Group Inc.,
	5.30%, 12/29/49 (c)(d)	1,430
3,000,000	Goldman Sachs Group Inc., 5.38%, 12/29/49 (d)	3,019
3,500,000	Hartford Financial Services Group Inc.,
	8.13%, 6/15/38 (d)	3,832
4,300,000	Icahn Enterprises LP / Icahn Enterprises Finance
	Corp., 6.00%, 8/01/20	4,246
4,300,000	International Lease Finance Corp.,
	4.63%, 4/15/21	4,499
3,000,000	JPMorgan Chase & Co., 5.30%, 12/29/49 (d)	3,052
4,000,000	Morgan Stanley, 5.45%, 7/29/49 (d)	4,015
2,900,000	MPT Operating Partnership LP / MPT Finance
	Corp., 5.25%, 8/01/26	2,965
3,250,000	Navient Corp., 4.88%, 6/17/19 (c)	3,287
4,000,000	Pershing Square Holdings Ltd. 144A,
	5.50%, 7/15/22 (b)	4,010
3,500,000	Radian Group Inc., 5.25%, 6/15/20	3,688
4,000,000	Realogy Group LLC / Realogy Co.-Issuer Corp.
	144A, 4.88%, 6/01/23 (b)	4,020
		101,592
Healthcare (3%)
2,400,000	CHS/Community Health Systems Inc.,
	6.88%, 2/01/22	1,842
4,000,000	Crimson Merger Sub Inc. 144A, 6.63%, 5/15/22 (b)	3,440
3,000,000	HealthSouth Corp., 5.75%, 11/01/24	3,109

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,000,000	RegionalCare Hospital Partners Holdings Inc.
	144A, 8.25%, 5/01/23 (b)	$3,049
2,740,000	Tenet Healthcare Corp., 5.00%, 3/01/19	2,671
2,200,000	Tenet Healthcare Corp., 5.50%, 3/01/19	2,161
		16,272
Industrial (59%)
3,100,000	Air Canada 144A, 7.75%, 4/15/21 (b)(c)	3,418
3,200,000	Albertsons Companies LLC / Safeway Inc. / New Albertson’s Inc. / Albertson’s LLC 144A, 5.75%, 3/15/25 (b)	3,167
3,200,000	Altice Finco SA 144A, 7.63%, 2/15/25 (b)(c)	3,180
3,901,772	American Airlines 2013-1 Class B Pass Through Trust 144A, 5.63%, 1/15/21 (b)	4,085
2,900,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/21	3,023
2,585,000	AmeriGas Finance LLC / AmeriGas Finance
	Corp., 7.00%, 5/20/22	2,734
504,000	Aramark Services Inc, 5.75%, 3/15/20	519
3,100,000	ARD Finance SA 144A, 7.13%, 9/15/23 (b)	3,081
2,450,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 7.25%, 5/15/24 (b)	2,597
1,000,000	Ashland Inc., 4.75%, 8/15/22	1,037
4,700,000	Ashtead Capital Inc. 144A, 6.50%, 7/15/22 (b)	4,953
4,000,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc. 144A, 5.13%, 6/01/22 (b)(c)	3,935
2,200,000	Ball Corp., 5.25%, 7/01/25	2,347
3,300,000	Berry Plastics Corp., 5.13%, 7/15/23	3,374
2,900,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,947
4,000,000	C&S Group Enterprises LLC 144A,
	5.38%, 7/15/22 (b)	3,900
3,000,000	CalAtlantic Group Inc., 5.25%, 6/01/26	2,977
3,400,000	Caleres Inc., 6.25%, 8/15/23	3,595
3,600,000	Carrols Restaurant Group Inc., 8.00%, 5/01/22	3,933
3,050,000	CCO Holdings LLC / CCO Holdings Capital
	Corp., 5.13%, 2/15/23	3,164
5,000,000	CCO Holdings LLC / CCO Holdings Capital
	Corp. 144A, 5.38%, 5/01/25 (b)	5,150
3,000,000	Centene Corp., 4.75%, 1/15/25	2,994
3,660,000	CenturyLink Inc., 5.80%, 3/15/22	3,729
5,000,000	CenturyLink Inc., 6.45%, 6/15/21	5,362
2,000,000	CHS/Community Health Systems Inc.,
	8.00%, 11/15/19 (c)	1,770
5,000,000	CNH Industrial Capital LLC,
	4.38%, 11/06/20 (c)	5,125
3,800,000	Cogent Communications Group Inc. 144A,
	5.38%, 3/01/22 (b)	3,923
3,200,000	CommScope Technologies Finance LLC 144A, 6.00%, 6/15/25 (b)	3,376
3,800,000	Consolidated Communications Inc.,
	6.50%, 10/01/22	3,762
1,800,000	CSC Holdings LLC 144A, 5.50%, 4/15/27 (b)(c)	1,830
2,000,000	Dana Inc., 5.50%, 12/15/24 (c)	2,080
4,000,000	DaVita HealthCare Partners Inc.,
	5.75%, 8/15/22	4,115
2,750,000	Dean Foods Co. 144A, 6.50%, 3/15/23 (b)	2,936

Principal or Shares	Security Description	Value (000)

2,900,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 6.02%, 6/15/26 (b)	$3,167
5,500,000	DISH DBS Corp., 5.88%, 7/15/22	5,692
4,750,000	DISH DBS Corp., 6.75%, 6/01/21	5,115
4,300,000	Dole Food Co. Inc. 144A, 7.25%, 5/01/19 (b)	4,370
3,000,000	Endo Finance Co. 144A, 5.75%, 1/15/22 (b)	2,715
5,700,000	Freeport-McMoRan Copper & Gold Inc.,
	3.55%, 3/01/22 (c)	5,258
4,000,000	Frontier Communications Corp.,
	7.63%, 4/15/24	3,580
2,100,000	Frontier Communications Corp.,
	10.50%, 9/15/22	2,192
5,000,000	General Motors Financial Co. Inc.,
	4.25%, 5/15/23	5,202
3,500,000	Grifols Worldwide Operations Ltd.,
	5.25%, 4/01/22	3,666
3,600,000	Hanesbrands Inc. 144A, 4.88%, 5/15/26 (b)	3,681
4,750,000	HCA Inc., 6.50%, 2/15/20	5,272
4,950,000	HCA Inc., 7.50%, 2/15/22	5,645
2,000,000	Hertz Corp. 144A, 5.50%, 10/15/24 (b)(c)	1,947
4,500,000	Hertz Corp., 6.25%, 10/15/22 (c)	4,635
3,050,000	INEOS Group Holdings SA 144A,
	5.63%, 8/01/24 (b)(c)	3,031
4,100,000	Ingles Markets Inc., 5.75%, 6/15/23	4,264
3,000,000	JC Penney Corp. Inc., 8.13%, 10/01/19 (c)	3,281
4,000,000	Landry’s Inc. 144A, 6.75%, 10/15/24 (b)	4,090
3,300,000	Lennar Corp., 4.50%, 11/15/19	3,494
3,500,000	Level 3 Financing Inc., 5.63%, 2/01/23	3,605
5,150,000	Levi Strauss & Co., 6.88%, 5/01/22	5,433
2,000,000	LifePoint Health Inc. 144A, 5.38%, 5/01/24 (b)	1,993
1,000,000	LifePoint Health Inc., 5.50%, 12/01/21	1,037
2,800,000	Live Nation Entertainment Inc. 144A,
	4.88%, 11/01/24 (b)	2,800
3,050,000	Mallinckrodt International Finance SA /
	Mallinckrodt CB LLC 144A,
	5.63%, 10/15/23 (b)	2,882
5,025,000	MGM Resorts International, 5.25%, 3/31/20	5,364
3,330,000	Minerva Luxembourg SA 144A,
	6.50%, 9/20/26 (b)	3,274
3,100,000	NBTY Inc. 144A, 7.63%, 5/15/21 (b)	3,038
3,000,000	Neptune Finco Corp. 144A,
	10.88%, 10/15/25 (b)	3,458
4,500,000	New Red Finance Inc 144A, 6.00%, 4/01/22 (b)	4,714
3,250,000	Nexstar Escrow Corp. 144A, 5.63%, 8/01/24 (b)	3,234
4,750,000	Nielsen Co. Luxembourg SARL 144A,
	5.50%, 10/01/21 (b)	4,958
3,200,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	3,248
1,580,000	Novelis Corp. 144A, 6.25%, 8/15/24 (b)	1,647
2,600,000	Numericable Group SA 144A,
	6.25%, 5/15/24 (b)	2,608
1,750,000	Numericable-SFR SA 144A, 7.38%, 5/01/26 (b)	1,770
3,410,000	Party City Holdings Inc. 144A,
	6.13%, 8/15/23 (b)(c)	3,636
3,200,000	Penske Automotive Group Inc., 5.50%, 5/15/26	3,184
3,800,000	Petsmart Inc. 144A, 7.13%, 3/15/23 (b)	3,985
3,000,000	PQ Corp. 144A, 6.75%, 11/15/22 (b)	3,244
4,000,000	Regal Entertainment Group, 5.75%, 3/15/22	4,150

Annual Report   51

Principal or Shares	Security Description	Value (000)

3,600,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC, 6.88%, 2/15/21	$3,726
3,550,000	Rite Aid Corp. 144A, 6.13%, 4/01/23 (b)	3,759
3,000,000	Sabre GLBL Inc. 144A, 5.25%, 11/15/23 (b)	3,094
4,000,000	Schaeffler Finance BV 144A, 4.25%, 5/15/21 (b)	4,125
1,500,000	Sinclair Television Group Inc. 144A,
	5.13%, 2/15/27 (b)	1,440
3,400,000	Sirius XM Radio Inc. 144A, 5.38%, 7/15/26 (b)	3,462
3,150,000	Six Flags Entertainment Corp. 144A,
	4.88%, 7/31/24 (b)	3,166
1,700,000	Softbank Corp. 144A, 4.50%, 4/15/20 (b)	1,751
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,135
9,000,000	Sprint Capital Corp., 6.90%, 5/01/19	9,495
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22	2,056
1,500,000	Sprint Corp., 7.88%, 9/15/23	1,489
3,900,000	Suburban Propane Partners LP/Suburban Energy
	Finance Corp., 5.50%, 6/01/24	3,997
5,500,000	Taylor Morrison Communities Inc. / Monarch
	Communities Inc. 144A, 5.63%, 3/01/24 (b)	5,734
1,000,000	Tenet Healthcare Corp., 8.00%, 8/01/20	992
5,500,000	T-Mobile USA Inc., 6.50%, 1/15/26	6,043
3,000,000	T-Mobile USA Inc., 6.63%, 4/01/23	3,196
3,840,000	Tribune Media Co., 5.88%, 7/15/22	3,859
3,200,000	Trinseo Materials Operating SCA / Trinseo
	Materials Finance Inc. 144A, 6.75%, 5/01/22 (b)	3,384
3,300,000	U.S. Foods Inc. 144A, 5.88%, 6/15/24 (b)	3,448
4,500,000	United Continental Holdings Inc.,
	6.00%, 12/01/20 (c)	4,866
3,500,000	United Rentals North America Inc.,
	5.88%, 9/15/26	3,583
4,600,000	Valeant Pharmaceuticals International Inc. 144A,
	5.63%, 12/01/21 (b)	3,795
4,450,000	VPII Escrow Corp. 144A, 7.50%, 7/15/21 (b)	3,977
2,750,000	Western Digital Corp. 144A,
	10.50%, 4/01/24 (b)	3,183
4,350,000	Windstream Corp., 7.50%, 6/01/22 (c)	4,132
1,000,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital
	Corp. 144A, 4.25%, 5/30/23 (b)	969
3,100,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	3,197
		358,730
Material (2%)
500,000	Alcoa Nederland Holding BV 144A,
	7.00%, 9/30/26 (b)	516
5,600,000	ArcelorMittal, 7.25%, 2/25/22	6,384
3,550,000	Constellium NV 144A, 7.88%, 4/01/21 (b)(c)	3,790
		10,690
Technology (0%)
1,400,000	CDW LLC / CDW Finance Corp.,
	5.50%, 12/01/24	1,477
1,800,000	NXP BV / NXP Funding LLC 144A,
	3.88%, 9/01/22 (b)	1,908
		3,385
Utility (8%)
3,100,000	Calpine Corp., 5.50%, 2/01/24	3,038

Principal or Shares	Security Description	Value (000)

5,000,000	Continental Resources Inc./OK,
	5.00%, 9/15/22 (c)	$4,912
3,000,000	Diamondback Energy Inc. 144A,
	4.75%, 11/01/24 (b)	3,004
2,400,000	Gulfport Energy Corp. 144A,
	6.00%, 10/15/24 (b)	2,448
3,250,000	Laredo Petroleum Inc., 7.38%, 5/01/22 (c)	3,364
1,000,000	Murphy Oil Corp., 6.88%, 8/15/24 (c)	1,056
3,150,000	QEP Resources Inc., 5.25%, 5/01/23	3,111
3,150,000	Range Resources Corp. 144A,
	5.75%, 6/01/21 (b)	3,213
3,000,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	3,172
2,200,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	2,338
3,150,000	SM Energy Co., 6.50%, 1/01/23	3,150
4,300,000	Southwestern Energy Co., 4.10%, 3/15/22 (c)	3,870
1,850,000	Sunoco LP / Sunoco Finance Corp.,
	5.50%, 8/01/20	1,880
2,700,000	Sunoco LP / Sunoco Finance Corp.,
	6.38%, 4/01/23	2,774
3,000,000	Tesoro Corp., 5.38%, 10/01/22 (c)	3,094
3,350,000	WPX Energy Inc., 6.00%, 1/15/22 (c)	3,358
		47,782
Total Corporate Bond (Cost - $550,677)		565,681
Mortgage Backed (2%)
2,000,000	Fannie Mae Connecticut Avenue Securities,
	10.78%, 1/25/29 (d)	2,200
2,000,000	Fannie Mae Connecticut Avenue Securities,
	12.78%, 9/25/28 (d)	2,498
1,449,738	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 8.08%, 12/25/27 (d)	1,484
2,159,935	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 8.48%, 5/25/25 (d)	2,258
374,568	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 9.73%, 10/25/27 (d)	434
1,931,431	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 11.28%, 3/25/25 (d)	2,184
Total Mortgage Backed (Cost - $9,916)		11,058
Exchange Traded Fund (1%)
80,700	SPDR S&P Oil & Gas Exploration & Production
	ETF (c)
	(Cost - $3,013)	2,853
Stocks (1%)
Preferred Stock (0%)
12,100	Goldman Sachs Group Inc., 6.30%	322
64,000	JPMorgan Chase & Co., 6.15%	1,707
		2,029
Real Estate Investment Trust (1%)
32,300	Equity Residential	1,994
9,300	Public Storage	1,988
9,000	Simon Property Group Inc.	1,674
		5,656
Total Stocks (Cost - $7,146)		7,685

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Investment Company (15%)
85,428,606	Payden Cash Reserves Money Market Fund *	$85,428
811,155	Payden Emerging Markets Corporate Bond Fund, SI Class *	8,193
Total Investment Company (Cost - $93,540)		93,621
Total Investments (Cost - $666,853) (112%)		683,523
Liabilities in excess of Other Assets (-12%)		(72,102)
Net Assets (100%)		$611,421

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $66,803 and the total market value of the collateral held by the Fund is $70,260. Amounts in 000s.
(d)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/13/2016	British Pound (Buy 2,546)	Royal Bank of Canada	$ 14
1/17/2017	British Pound (Sell 2,482)	State Street Bank &Trust Co.	101
1/25/2017	Canadian Dollar (Sell 5,747)	Royal Bank of Canada	71
2/23/2017	Chinese Yuan (Sell 41,353)	Barclays Bank PLC	137
1/24/2017	Euro (Buy 5,716)	BNP PARIBAS	64
			$ 387
Liabilities:
12/13/2016	Euro (Sell 2,843)	Royal Bank of Canada	$ (18)
1/24/2017	Swiss Franc (Sell 6,184)	BNP PARIBAS	(39)
			$ (57)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$ 67,529
Non-cash Collateral[2]	(67,529)
Net Amount	$ —

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   53

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
General Obligation	50%
Education	11%
Industrial Development/Pollution
Control	8%
Healthcare	8%
Water & Sewer	7%
Other	16%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
General Obligation (50%)
650,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 9/02/26	$787
100,000	Alameda Community Improvement Commission
	Successor Agency, 5.00%, 9/01/28 BAM (a)	122
250,000	Alameda Community Improvement Commission
	Successor Agency, 5.00%, 9/01/32 BAM (a)	297
300,000	Anaheim Public Financing Authority,
	5.00%, 5/01/34	360
200,000	Brea Community Benefit Financing Authority,
	5.00%, 7/01/29	245
400,000	California State, 1.07%, 12/01/28 (b)	401
750,000	California State, 3.00%, 12/01/32 (b)	782
500,000	California State, 5.00%, 10/01/26	620
480,000	California State, 5.25%, 10/01/21	540
500,000	California State Public Works Board,
	4.00%, 11/01/32	545
105,000	California State Public Works Board,
	5.00%, 9/01/23	127
385,000	California State Public Works Board,
	5.25%, 10/01/33	471
240,000	Chaffey Community College District,
	5.00%, 6/01/32	290
100,000	City & County of San Francisco CA,
	5.00%, 4/01/22	109
500,000	City & County of San Francisco CA,
	5.00%, 6/15/22	598
300,000	City & County of San Francisco CA,
	5.00%, 9/01/27	365
260,000	City of Irvine CA, 5.00%, 9/02/22	312
300,000	City of Moreno Valley CA, 4.13%, 12/01/21
	AMBAC (a)	310
400,000	City of Redding CA, 5.25%, 6/01/19 AGM (a)	427
500,000	City of Sunnyvale CA, 0.65%, 4/01/31 (b)	500
280,000	Corona Public Financing Authority,
	5.00%, 11/01/30	336

Principal or Shares	Security Description	Value (000)

400,000	County of Sacramento CA, 5.75%, 2/01/30	$452
200,000	East Side Union High School District,
	5.00%, 8/01/29	238
300,000	Elk Grove Unified School District,
	2.00%, 12/01/17	303
200,000	Emery Unified School District, 6.50%, 8/01/31	246
250,000	Glendale Redevelopment Agency Successor
	Agency, 5.00%, 12/01/24 BAM (a)	307
400,000	Grossmont Healthcare District, 5.00%, 7/15/18
	AMBAC (a)	412
285,000	Inglewood Public Financing Authority,
	4.25%, 8/01/21	315
250,000	Inglewood Public Financing Authority,
	5.00%, 8/01/17	257
250,000	Liberty Union High School District,
	5.00%, 8/01/28	299
250,000	Los Angeles County Public Works Financing
	Authority, 5.00%, 12/01/31	304
250,000	Los Angeles County Public Works Financing
	Authority, 5.00%, 8/01/42	295
195,000	Los Angeles County Redevelopment Authority,
	4.00%, 6/01/17	199
350,000	Los Angeles County Redevelopment Authority,
	5.25%, 12/01/26 AGM (a)	443
500,000	Los Angeles, CA Community College District,
	4.00%, 8/01/29	573
450,000	Los Angeles, CA Unified School District,
	5.00%, 7/01/21	498
750,000	March Joint Powers Redevelopment Agency
	Successor Agency, 4.00%, 8/01/41 BAM (a)	809
185,000	Modesto Irrigation District, 5.50%, 7/01/35	199
200,000	Morgan Hill Redevelopment Agency Successor
	Agency, 5.00%, 9/01/25	241

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

505,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 11/01/24	$629
100,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 5/01/30	122
490,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 11/01/31	594
310,000	Natomas Unified School District,
	5.00%, 9/01/25 BAM (a)	377
250,000	Oakland Redevelopment Agency Successor
	Agency, 5.00%, 9/01/35 AGM (a)	290
250,000	Palm Springs Financing Authority,
	5.00%, 6/01/24	296
250,000	Paramount Redevelopment Agency Successor
	Agency, 5.00%, 8/01/18	267
270,000	Rancho Mirage Redevelopment Agency Successor
	Agency, 5.00%, 4/01/24 BAM (a)	330
425,000	Rialto Redevelopment Agency, 5.00%, 9/01/27
	BAM (a)	515
5,000	Riverside County Public Financing Authority,
	4.00%, 10/01/17 NATL-RE (a)	5
325,000	Riverside County Public Financing Authority,
	5.00%, 9/01/22 AGM (a)	387
285,000	Riverside County Redevelopment Successor
	Agency, 5.00%, 10/01/30 AGM (a)	338
300,000	Riverside Unified School District Financing
	Authority, 5.00%, 9/01/21 BAM (a)	348
450,000	Sacramento Area Flood Control Agency,
	5.00%, 12/01/37 BAM (a)	465
325,000	Sacramento Redevelopment Agency Successor
	Agency, 2.00%, 12/01/17	329
300,000	Sacramento Redevelopment Agency Successor
	Agency, 5.00%, 12/01/23 BAM (a)	367
350,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/30	422
340,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/31	408
550,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/32	656
500,000	San Diego Regional Building Authority,
	5.00%, 10/15/35	596
120,000	San Jose Financing Authority, 5.00%, 6/01/28	145
50,000	San Marino Unified School District,
	5.00%, 6/01/23	59
250,000	San Mateo Joint Powers Financing Authority,
	5.00%, 6/15/30	309
790,000	San Ysidro School District, 0.00%, 8/01/47
	AGM (a)	106
200,000	Simi Valley Public Financing Authority,
	5.00%, 10/01/29	243
550,000	South Orange County Public Financing
	Authority, 5.00%, 4/01/34	653
375,000	State of California, 4.50%, 10/01/25	412
100,000	State of California, 4.50%, 8/01/26	101
345,000	State of California, 5.00%, 3/01/19	365
250,000	State of California, 5.00%, 2/01/25	302
390,000	State of California, 5.00%, 9/01/27	489
100,000	State of California, 5.00%, 8/01/30	121

Principal or Shares	Security Description	Value (000)

325,000	Tustin Community Facilities District,
	5.00%, 9/01/22	$383
350,000	Union City Community Redevelopment Agency,
	5.00%, 10/01/35	413
300,000	University of California, 5.00%, 5/15/20	322
250,000	Ventura County, CA Public Financing Authority,
	5.00%, 11/01/21	295
345,000	Watsonville Redevelopment Agency,
	5.00%, 8/01/24 BAM (a)	424
Total General Obligation (Cost - $27,126)		27,817
Revenue (48%)
Airport/Port (2%)
160,000	Alameda Corridor, CA Transportation Authority,
	5.00%, 10/01/23	196
100,000	City of San Jose CA Airport Revenue,
	5.00%, 3/01/28	120
175,000	City of San Jose CA Airport Revenue,
	5.00%, 3/01/29	210
125,000	County of Sacramento CA Airport System
	Revenue, 5.00%, 7/01/19	133
340,000	San Francisco, CA City & County Airports
	Commission, 5.00%, 5/01/21	373
		1,032
Education (10%)
500,000	Abag Finance Authority for Nonprofit Corps,
	0.65%, 4/01/35 (b)	500
100,000	California Educational Facilities Authority,
	5.00%, 10/01/21	117
300,000	California Educational Facilities Authority,
	5.00%, 10/01/31	357
1,000,000	California Municipal Finance Authority,
	0.73%, 1/01/40 (b)	1,000
250,000	California Municipal Finance Authority,
	5.00%, 4/01/18	263
400,000	California Municipal Finance Authority,
	5.00%, 4/01/41	453
250,000	California Municipal Finance Authority,
	5.00%, 10/01/42 BAM (a)	286
400,000	Golden Empire Schools Financing Authority,
	1.13%, 5/01/17 (b)	400
250,000	Oxnard School District, 2.00%, 8/01/45
	BAM (a)(b)	253
500,000	Travis Unified School District, 5.00%, 9/01/31
	AGM (a)	587
170,000	Tulare City School District, 2.00%, 11/01/17
	BAM (a)	170
400,000	Tulare City School District, 2.00%, 11/01/18
	BAM (a)	400
500,000	University of California, 5.00%, 5/15/37	588
450,000	Western Placer Unified School District,
	4.00%, 8/01/41 AGM (a)	478
		5,852
Electric & Gas (3%)
500,000	Anaheim Housing & Public Improvements
	Authority, 5.00%, 10/01/41	568

Annual Report   55

Principal or Shares	Security Description	Value (000)

455,000	M-S-R Public Power Agency, 5.00%, 7/01/19
	AGM (a)	$485
45,000	M-S-R Public Power Agency, 5.00%, 7/01/19
	AGM (a)	48
100,000	Northern California Power Agency,
	5.00%, 7/01/23 AGC (a)	106
190,000	State of California Department of Water
	Resources Power Supply Revenue,
	5.00%, 5/01/21	202
200,000	Tuolumne Wind Project Authority,
	5.00%, 1/01/22	218
		1,627
Facilities (2%)
215,000	California State Public Works Board,
	5.00%, 3/01/27	256
805,000	California State Public Works Board,
	5.00%, 6/01/27	962
		1,218
Healthcare (7%)
750,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 8/01/32	879
500,000	California Health Facilities Financing Authority,
	4.00%, 11/15/41	532
710,000	California Health Facilities Financing Authority,
	5.00%, 11/15/27	839
250,000	California Health Facilities Financing Authority,
	5.00%, 7/01/43 (b)	287
205,000	California Health Facilities Financing Authority,
	5.25%, 3/01/28	233
500,000	California Health Facilities Financing Authority,
	5.50%, 7/01/25	537
410,000	City of Torrance CA, 5.00%, 9/01/22	461
350,000	Regents of the University of California Medical
	Center Pooled Revenue, 4.00%, 5/15/37	381
		4,149
Industrial (0%)
160,000	Parish of St. Charles LA, 4.00%, 12/01/40 (b)	176
Industrial Development/Pollution Control (8%)
400,000	California Infrastructure & Economic
	Development Bank, 0.91%, 4/01/38 (b)	400
500,000	California Infrastructure & Economic
	Development Bank, 0.91%, 10/01/47 (b)	501
300,000	California Municipal Finance Authority,
	1.13%, 2/01/39 (b)	300
300,000	California Statewide Communities Development
	Authority, 4.25%, 11/01/33	300
105,000	California Statewide Communities Development
	Authority, 4.25%, 11/01/33	105
200,000	California Statewide Communities Development
	Authority, 5.00%, 4/01/44 (b)	204
500,000	City of Chula Vista CA, 1.65%, 7/01/18	500
370,000	Emeryville Redevelopment Agency Successor
	Agency, 5.00%, 9/01/25 AGM (a)	460
300,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/29
	AGM (a)	362

Principal or Shares	Security Description	Value (000)

390,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/31
	AGM (a)	$466
100,000	Successor Agency to the Upland Community
	Redevelopment Agency, 5.00%, 9/01/23
	AGM (a)	121
500,000	Upland Community Redevelopment Agency
	Successor Agency, 0.53%, 8/01/37 (b)	500
		4,219
Resource Recovery (1%)
500,000	South Bayside, CA Waste Management
	Authority, 5.25%, 9/01/24	554
Tax Allocation (1%)
415,000	Riverside County, CA Economic Development
	Agency, 7.25%, 12/01/40	516
Transportation (7%)
500,000	Bay Area Toll Authority, 0.52%, 4/01/47 (b)	500
250,000	Bay Area Toll Authority, 1.23%, 4/01/34 (b)	250
720,000	Bay Area Toll Authority, 1.50%, 4/01/47 (b)	724
600,000	Foothill-Eastern Transportation Corridor Agency,
	5.00%, 1/15/53 (b)	650
1,000,000	Foothill-Eastern Transportation Corridor Agency,
	5.50%, 1/15/53 (b)	1,181
275,000	Sonoma-Marin Area Rail Transit District,
	5.00%, 3/01/27	325
		3,630
Water & Sewer (7%)
555,000	Chino Basin Desalter Authority, 4.00%, 6/01/31	619
430,000	City of Corcoran CA Water Revenue,
	4.00%, 7/01/33 BAM (a)	469
310,000	City of San Francisco, CA Public Utilities
	Commission, 5.00%, 11/01/24	366
250,000	El Dorado, CA Irrigation District / El Dorado
	County Water Agency, 5.00%, 3/01/29 AGM (a)	302
240,000	Madera Irrigation District CA Water Revenue,
	4.50%, 1/01/19	250
300,000	Metropolitan Water District of Southern CA,
	1.01%, 7/01/36 (b)	300
425,000	Metropolitan Water District of Southern
	California, 0.79%, 7/01/36 (b)	425
300,000	South Placer Wastewater Authority, CA,
	0.96%, 11/01/17 (b)	299
500,000	State of California Department of Water
	Resources, 0.93%, 12/01/35 (b)	500
275,000	Western Riverside Water & Wastewater
	Financing Authority, 4.00%, 9/01/19	295
		3,825
Total Revenue (Cost - $26,082)		26,798
Total Investments (Cost - $53,208) (98%)		54,615
Other Assets, net of Liabilities (2%)		1,193
Net Assets (100%)		$55,808

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.

See notes to financial statements.

56   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate Bond	53%
U.S. Treasury	19%
Asset Backed	14%
Foreign Government	5%
Mortgage Backed	4%
Other	5%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (1%)
287,000	American Builders & Contractors Supply Co. Inc.
	Term Loan B1 IL, 3.50%, 10/31/23	$288
366,692	Dole Food Co. Inc. Term Loan B 1L,
	4.50% - 6.00%, 11/01/18	368
315,000	Serta Simmons Bedding LLC Term Loan 1L,
	4.50%, 10/21/23	316
387,940	Starwood Property Trust Inc. Term Loan 1L,
	3.50%, 4/19/20	389
Total Bank Loans (Cost - $1,357)		1,361
Bonds (99%)
Argentina (USD) (0%)
350,000	Provincia de Buenos Aires/Argentina 144A,
	5.75%, 6/15/19 (b)	359
Australia (USD) (3%)
590,000	Australia & New Zealand Banking Group
	Ltd./New York NY, 1.60%, 7/15/19	588
630,000	Australia & New Zealand Banking Group
	Ltd./New York NY, 2.00%, 11/16/18	636
290,000	Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	291
290,000	Commonwealth Bank of Australia/New York NY, 2.05%, 3/15/19	292
250,000	Macquarie Bank Ltd. 144A, 1.52%, 10/27/17 (b)(c)	250
450,000	Macquarie Bank Ltd. 144A, 1.60%, 10/27/17 (b)	451
860,000	National Australia Bank Ltd./New York, 1.38%, 7/12/19	854
670,000	Westpac Banking Corp., 1.60%, 8/19/19	669
620,000	Westpac Banking Corp., 1.95%, 11/23/18	625
		4,656
Bermuda (USD) (0%)
230,000	Aircastle Ltd., 6.75%, 4/15/17	235
Canada (CAD) (1%)
691,000	Enbridge Inc., 1.35%, 3/13/17 (c)(d)	515

Principal or Shares	Security Description	Value (000)

300,000	Rogers Communications Inc.,
	1.50%, 3/13/17 (c)(d)	$223
		738
Canada (USD) (2%)
770,000	Bank of Montreal, 1.90%, 8/27/21	762
150,000	Enbridge Inc., 1.29%, 6/02/17 (c)	150
381,000	Glencore Finance Canada Ltd. 144A,
	2.70%, 10/25/17 (b)	382
470,000	Lions Gate Entertainment Corp.,
	5.25%, 8/01/18	496
670,000	Province of Ontario Canada, 1.25%, 6/17/19	668
300,000	Royal Bank of Canada, 1.63%, 4/15/19	300
340,000	Thomson Reuters Corp., 1.65%, 9/29/17	341
61,000	TransAlta Corp., 1.90%, 6/03/17	61
		3,160
Cayman Islands (USD) (7%)
800,000	Apidos CLO 144A, 2.03%, 4/15/25 (b)(c)	799
250,000	Apidos CLO 144A, 2.58%, 4/15/25 (b)(c)	249
500,000	Babson CLO Ltd. 144A, 1.98%, 4/20/25 (b)(c)	499
300,000	Babson CLO Ltd. 144A, 3.73%, 4/20/27 (b)(c)	300
200,000	Baidu Inc., 2.25%, 11/28/17	201
600,000	Cent CLO LP 144A, 2.00%, 7/23/25 (b)(c)	597
300,000	CIFC Funding 2015-II Ltd. 144A,
	3.88%, 4/15/27 (b)(c)	301
545,000	Dryden XXII Senior Loan Fund 144A,
	1.92%, 8/15/25 (b)(c)	542
490,000	Dryden XXII Senior Loan Fund 144A,
	2.37%, 8/15/25 (b)(c)	487
300,000	Dryden XXXI Senior Loan Fund 144A,
	3.73%, 4/18/26 (b)(c)	299
200,000	Hutchison Whampoa International 12 II Ltd.
	144A, 2.00%, 11/08/17 (b)	201

Annual Report   57

Principal or Shares	Security Description	Value (000)

250,000	Madison Park Funding XVII Ltd 144A,
	3.78%, 7/21/27 (b)(c)	$250
455,000	Octagon Investment Partners XIX Ltd. 144A,
	2.88%, 4/15/26 (b)(c)	457
315,000	Octagon Investment Partners XXIII Ltd. 144A,
	2.88%, 7/15/27 (b)(c)	317
300,000	Seagate HDD Cayman, 3.75%, 11/15/18	309
1,300,000	Symphony CLO XV Ltd. 144A,
	2.33%, 10/17/26 (b)(c)	1,301
300,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (b)	301
775,000	Tyron Park CLO Ltd. 144A,
	2.00%, 7/15/25 (b)(c)	773
490,000	Tyron Park CLO Ltd. 144A,
	2.43%, 7/15/25 (b)(c)	485
250,000	Venture XVII CLO Ltd. 144A,
	3.73%, 7/15/26 (b)(c)	248
		8,916
Chile (USD) (0%)
300,000	Banco Santander Chile 144A,
	1.78%, 4/11/17 (b)(c)	300
China (USD) (0%)
250,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	251
Denmark (EUR) (0%)
250,000	Jyske Bank A/S, 0.20%, 6/19/17 (c)(d)	275
Denmark (USD) (0%)
390,000	Danske Bank A/S 144A, 1.65%, 9/06/19 (b)	389
France (USD) (2%)
220,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (b)	221
650,000	BPCE SA, 1.63%, 1/26/18	651
635,000	Caisse d’Amortissement de la Dette Sociale
	144A, 1.25%, 3/12/18 (b)	636
540,000	Credit Agricole SA/London 144A,
	1.68%, 4/15/19 (b)(c)	542
		2,050
Germany (USD) (1%)
200,000	IHO Verwaltungs GmbH 144A,
	4.13%, 9/15/21 (b)	205
640,000	KFW, 1.00%, 7/15/19	637
390,000	KFW, 1.50%, 2/06/19	393
		1,235
Hong Kong (USD) (0%)
200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (b)	202
Ireland (EUR) (1%)
450,000	Allied Irish Banks PLC, 2.88%, 11/28/16 (d)	495
300,000	Elsevier Finance SA via Aquarius + Investments
	PLC, 0.20%, 5/20/17 (c)(d)	330
		825
Ireland (USD) (3%)
1,445,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	1,443

Principal or Shares	Security Description	Value (000)

340,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	$338
1,600,000	Trade MAPS 1 Ltd. 144A,
	1.23%, 12/10/18 (b)(c)	1,599
		3,380
Japan (JPY) (1%)
200,000,000	Japan Treasury Discount Bill,
	0.00%, 12/12/16 (e)	1,908
Japan (USD) (2%)
290,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.20%, 3/10/17 (b)	290
400,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.45%, 9/08/17 (b)	400
260,000	Mitsubishi UFJ Trust & Banking Corp. 144A,
	1.60%, 10/16/17 (b)	260
500,000	Mizuho Bank Ltd. 144A, 1.55%, 10/17/17 (b)	500
200,000	Mizuho Bank Ltd. 144A, 1.70%, 9/25/17 (b)	200
260,000	Sumitomo Mitsui Banking Corp.,
	1.76%, 10/19/18	261
340,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 10/18/19 (b)	341
400,000	Suntory Holdings Ltd. 144A, 1.65%, 9/29/17 (b)	401
		2,653
Luxembourg (USD) (1%)
300,000	Actavis Funding SCS, 1.30%, 6/15/17	300
350,000	Actavis Funding SCS, 1.85%, 3/01/17	351
260,000	Actavis Funding SCS, 2.10%, 3/12/20 (c)	265
520,000	Actavis Funding SCS, 2.35%, 3/12/18	525
		1,441
Netherlands (USD) (4%)
650,000	Bank Nederlandse Gemeenten 144A,
	1.00%, 2/12/18 (b)	650
450,000	EDP Finance BV 144A, 6.00%, 2/02/18 (b)	471
490,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	492
370,000	Mondelez International Holdings Netherlands
	BV 144A, 1.63%, 10/28/19 (b)	369
280,000	Mylan NV 144A, 2.50%, 6/07/19 (b)	283
630,000	Nederlandse Waterschapsbank NV 144A,
	0.88%, 7/13/18 (b)	627
280,000	Shell International Finance BV, 1.25%, 11/10/17	280
130,000	Shell International Finance BV, 1.38%, 5/10/19	129
330,000	Shell International Finance BV,
	1.39%, 11/10/18 (c)	332
260,000	Shell International Finance BV, 1.63%, 11/10/18	261
610,000	Siemens Financieringsmaatschappij NV 144A, 1.45%, 5/25/18 (b)	613
380,000	Teva Pharmaceutical Finance Netherlands III BV, 1.40%, 7/20/18	379
340,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	338
160,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	158
		5,382
New Zealand (USD) (1%)
400,000	ANZ New Zealand International Ltd./London
	144A, 1.75%, 3/29/18 (b)	401

58   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

400,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (b)	$402
		803
Norway (USD) (0%)
500,000	Kommunalbanken AS 144A, 1.00%, 3/15/18 (b)	499
Panama (USD) (0%)
70,000	Carnival Corp., 1.88%, 12/15/17	70
Peru (USD) (0%)
200,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)	201
Saudi Arabia (USD) (0%)
200,000	Saudi Government International Bond 144A,
	2.38%, 10/26/21 (b)	200
South Korea (USD) (0%)
240,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (b)	239
300,000	Korea Expressway Corp. 144A,
	1.63%, 4/28/17 (b)	300
		539
SUPRANATIONAL (USD) (0%)
570,000	Inter-American Development Bank,
	1.00%, 5/13/19	568
Sweden (USD) (3%)
620,000	Kommuninvest I Sverige AB 144A,
	1.13%, 10/09/18 (b)	620
1,010,000	Kommuninvest I Sverige AB 144A,
	1.50%, 4/23/19 (b)	1,016
675,000	Skandinaviska Enskilda Banken AB,
	1.50%, 9/13/19	671
700,000	Svensk Exportkredit AB, 0.99%, 11/10/17 (c)	701
565,000	Svenska Handelsbanken AB, 1.50%, 9/06/19	562
		3,570
Switzerland (USD) (1%)
780,000	Credit Suisse/New York NY, 1.38%, 5/26/17	780
300,000	Credit Suisse/New York NY, 1.75%, 1/29/18	300
500,000	UBS AG/Stamford CT, 1.80%, 3/26/18	501
		1,581
United Kingdom (EUR) (0%)
370,000	Yorkshire Building Society, 2.13%, 3/18/19 (d)	422
United Kingdom (GBP) (1%)
560,842	Gosforth Funding 2016-1 PLC 144A,
	0.99%, 2/15/58 (b)(c)(d)	689
United Kingdom (USD) (3%)
170,000	BAT International Finance PLC 144A,
	1.36%, 6/15/18 (b)(c)	170
220,000	BAT International Finance PLC 144A,
	1.85%, 6/15/18 (b)	221
440,000	BP Capital Markets PLC, 1.67%, 2/13/18	442
169,000	BP Capital Markets PLC, 1.68%, 5/03/19	169
390,000	HSBC Bank PLC 144A, 1.46%, 5/15/18 (b)(c)	390
250,000	Imperial Tobacco Finance PLC 144A,
	2.05%, 7/20/18 (b)	252
550,000	Santander UK PLC, 1.65%, 9/29/17	552

Principal or Shares	Security Description	Value (000)

175,000	Santander UK PLC, 2.50%, 3/14/19	$178
700,000	Standard Chartered PLC 144A,
	1.50%, 9/08/17 (b)	698
270,000	Standard Chartered PLC 144A,
	2.10%, 8/19/19 (b)	270
		3,342
United States (EUR) (1%)
500,000	Bank of America Corp., 0.54%, 3/28/18 (c)(d)	550
350,000	Citigroup Inc., 0.97%, 11/30/17 (c)(d)	385
		935
United States (GBP) (0%)
450,000	JPMorgan Chase & Co., 0.83%, 5/30/17 (c)(d)	550
United States (USD) (60%)
380,000	AbbVie Inc., 1.80%, 5/14/18	381
136,000	AES Corp./VA, 3.84%, 6/01/19 (c)	136
130,000	Aetna Inc., 1.70%, 6/07/18	130
660,000	Aetna Inc., 1.90%, 6/07/19	666
420,000	Ally Financial Inc., 3.25%, 9/29/17	423
246,440	American Homes 4 Rent 2014-SFR1 144A,
	1.53%, 6/17/31 (b)(c)	246
300,000	American Honda Finance Corp., 1.20%, 7/12/19	298
250,000	American Honda Finance Corp., 1.70%, 2/22/19	252
440,000	AmeriCredit Automobile Receivables Trust
	2014-3, 3.13%, 10/08/20	448
380,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.21%, 5/10/21	384
110,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.87%, 11/08/21	112
390,000	Anheuser-Busch InBev Finance Inc.,
	1.90%, 2/01/19	393
80,000	Apple Inc., 1.30%, 2/23/18	80
110,000	Apple Inc., 1.70%, 2/22/19	111
38,000	Aramark Services Inc, 5.75%, 3/15/20	39
715,000	Ares Capital Corp., 3.63%, 1/19/22	715
160,000	Astoria Financial Corp., 5.00%, 6/19/17	163
500,000	AT&T Inc., 2.30%, 3/11/19	505
80,000	AT&T Inc., 5.50%, 2/01/18	84
110,000	Autodesk Inc., 1.95%, 12/15/17	110
130,000	AutoZone Inc., 1.63%, 4/21/19	130
200,000	Bank of America Corp., 1.43%, 5/02/17 (c)	200
310,000	Bank of America Corp., 1.70%, 8/25/17	311
450,000	Bank of America Corp., 1.92%, 1/15/19 (c)	453
152,464	Bank of America Mortgage 2002-K Trust,
	3.03%, 10/20/32 (c)	153
480,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
	1.57%, 9/27/17	480
90,000	Baxalta Inc., 2.00%, 6/22/18	91
60,000	Berkshire Hathaway Inc., 1.15%, 8/15/18	60
210,000	BMW U.S. Capital LLC 144A,
	1.50%, 4/11/19 (b)	210
1,330,000	BNP Paribas, 1.52%, 9/25/17	1,332
90,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	92
300,000	Branch Banking & Trust Co., 1.45%, 5/10/19	299
250,000	California Earthquake Authority,
	1.82%, 7/01/17	251
150,000	Cameron International Corp., 1.40%, 6/15/17	150
59,433	Capital Auto Receivables Asset Trust 2013-1, 1.74%, 10/22/18	60

Annual Report   59

Principal or Shares	Security Description	Value (000)

80,000	Capital Auto Receivables Asset Trust 2016-2, 2.11%, 3/22/21	$80
160,000	Capital Auto Receivables Asset Trust 2016-2, 2.42%, 6/21/21	160
1,300,000	Capital One Multi-Asset Execution Trust,
	1.34%, 4/15/22	1,301
370,000	Capital One NA/Mclean VA, 1.50%, 9/05/17	370
350,000	Capital One NA/Mclean VA, 1.65%, 2/05/18	350
130,000	Celgene Corp., 2.13%, 8/15/18	131
440,000	Chevron Corp., 1.34%, 11/09/17	441
200,000	Chevron Corp., 1.79%, 11/16/18	202
420,000	Cisco Systems Inc., 1.40%, 9/20/19 (f)	420
150,000	CIT Group Inc., 5.25%, 3/15/18	156
500,000	Citigroup Inc., 1.55%, 8/14/17	501
980,000	Citigroup Inc., 1.80%, 2/05/18	982
400,000	Citizens Bank NA/Providence RI,
	1.60%, 12/04/17	400
270,892	Colony American Homes 2014-1 144A,
	1.68%, 5/17/31 (b)(c)	272
486,533	Colony American Homes 2014-2 144A,
	1.47%, 7/17/31 (b)(c)	483
250,000	Compass Bank, 1.85%, 9/29/17	250
1,330,000	Cooperatieve Rabobank UA, 1.36%, 9/27/17	1,331
820,000	Credit Agricole CIB, 1.45%, 9/26/17	821
286,698	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 4/25/43 (b)(c)	272
510,000	Daimler Finance North America LLC 144A, 1.50%, 7/05/19 (b)	507
350,000	Daimler Finance North America LLC 144A, 1.65%, 3/02/18 (b)	351
685,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A, 3.48%, 6/01/19 (b)	703
70,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A, 5.88%, 6/15/21 (b)	74
300,000	Discover Bank/Greenwood DE, 2.60%, 11/13/18	305
230,000	DISH DBS Corp., 4.63%, 7/15/17	235
660,000	Dominion Resources Inc./VA 144A,
	1.50%, 9/30/18 (b)	657
100,000	Dominion Resources Inc./VA, 2.96%, 7/01/19	102
150,000	Drive Auto Receivables Trust 2016-B 144A, 1.67%, 7/15/19 (b)	150
130,000	Drive Auto Receivables Trust 2016-B 144A, 2.56%, 6/15/20 (b)	131
280,000	Drive Auto Receivables Trust 2016-B 144A, 3.19%, 7/15/22 (b)	285
265,000	DTE Energy Co., 1.50%, 10/01/19	264
140,000	eBay Inc., 2.50%, 3/09/18	142
170,000	Exxon Mobil Corp., 1.44%, 3/01/18	171
160,000	Exxon Mobil Corp., 1.71%, 3/01/19	161
277,446	Fannie Mae Connecticut Avenue Securities, 1.48%, 5/25/24 (c)	277
101,666	Fannie Mae Connecticut Avenue Securities, 1.48%, 5/25/24 (c)	102
285,933	Fannie Mae Connecticut Avenue Securities, 1.73%, 7/25/24 (c)	286
281,992	Fannie Mae Connecticut Avenue Securities, 2.13%, 1/25/24 (c)	284

Principal or Shares	Security Description	Value (000)

242,796	Fannie Mae Connecticut Avenue Securities,
	2.53%, 10/25/23 (c)	$245
330,866	Fannie Mae Connecticut Avenue Securities,
	2.68%, 9/25/28 (c)	335
626,558	FDIC Structured Sale Guaranteed Notes 144A, 1.25%, 12/04/20 (b)(c)	627
253,368	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	260
181,199	FDIC Trust 144A, 2.18%, 5/25/50 (b)	181
75,000	Fidelity National Information Services Inc.,
	1.45%, 6/05/17	75
110,000	Fidelity National Information Services Inc.,
	2.00%, 4/15/18	111
1,350,000	FNMA, 1.00%, 2/26/19	1,351
660,000	Ford Motor Credit Co. LLC, 2.02%, 5/03/19	660
300,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	301
200,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17	202
90,000	Fortive Corp. 144A, 1.80%, 6/15/19 (b)	90
332,328	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.78%, 10/25/28 (c)	333
142,855	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.98%, 11/25/23 (c)	143
248,268	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.48%, 5/25/25 (c)	260
247,619	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.28%, 3/25/25 (c)	280
100,000	Freeport-McMoRan Inc., 2.15%, 3/01/17	100
300,000	GATX Corp., 2.50%, 7/30/19	304
600,000	General Motors Financial Co. Inc.,
	2.40%, 4/10/18	604
370,000	General Motors Financial Co. Inc.,
	2.40%, 5/09/19	371
320,000	General Motors Financial Co. Inc.,
	3.00%, 9/25/17	324
400,000	Glencore Funding LLC 144A,
	2.24%, 1/15/19 (b)(c)	402
360,000	GM Financial Automobile Leasing Trust 2016-1, 3.24%, 3/20/20	368
410,000	Goldman Sachs Group Inc., 2.09%, 4/30/18 (c)	414
146,576	GSAMP Trust 2004-SEA2, 1.18%, 3/25/34 (c)	147
380,000	Harley-Davidson Financial Services Inc. 144A, 2.15%, 2/26/20 (b)	382
134,000	Hertz Corp., 6.75%, 4/15/19	137
490,000	Hewlett Packard Enterprise Co. 144A,
	2.70%, 10/05/17 (b)	496
460,000	Hewlett Packard Enterprise Co. 144A,
	3.10%, 10/05/18 (b)	471
450,000	HSBC USA Inc., 1.70%, 3/05/18	451
310,000	Hyundai Auto Receivables Trust 2016-B,
	2.68%, 9/15/23	309
190,000	Hyundai Capital America 144A,
	2.00%, 3/19/18 (b)	191
100,000	Hyundai Capital America 144A,
	2.13%, 10/02/17 (b)	100
118,000	IAC/InterActiveCorp, 4.88%, 11/30/18	119

60 Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

410,000	International Lease Finance Corp.,
	3.88%, 4/15/18	$420
339,871	Invitation Homes 2013-SFR1 Trust 144A,
	1.68%, 12/17/30 (b)(c)	340
1,267,275	Invitation Homes 2014-SFR1 Trust 144A,
	1.53%, 6/17/31 (b)(c)	1,265
821,919	Invitation Homes 2014-SFR2 Trust 144A,
	1.64%, 9/17/31 (b)(c)	821
280,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	283
500,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2015-COSMO 144A,
	1.78%, 1/15/32 (b)(c)	500
200,000	JPMorgan Chase & Co., 1.78%, 1/25/18 (c)	201
150,000	JPMorgan Chase & Co., 6.30%, 4/23/19	166
100,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	100
110,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	113
370,000	Kraft Heinz Foods Co., 1.60%, 6/30/17	371
320,000	Kraft Heinz Foods Co., 2.00%, 7/02/18	322
94,129	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	101
370,000	L-3 Communications Corp., 1.50%, 5/28/17	370
190,000	Liberty Property LP, 6.63%, 10/01/17	199
600,000	Martin Marietta Materials Inc.,
	1.94%, 6/30/17 (c)	601
25,770	MASTR Asset Securitization Trust 2004-6,
	5.00%, 7/25/19	26
320,000	Metropolitan Life Global Funding I 144A,
	1.95%, 12/03/18 (b)	323
300,000	Morgan Stanley, 1.62%, 7/23/19 (c)	301
650,000	Morgan Stanley, 2.03%, 1/27/20 (c)	657
250,000	Morgan Stanley, 6.63%, 4/01/18	267
200,000	National Oilwell Varco Inc., 1.35%, 12/01/17	200
340,000	New York Life Global Funding 144A,
	1.55%, 11/02/18 (b)	341
110,000	Newell Brands Inc., 2.15%, 10/15/18	111
310,000	Newell Brands Inc., 2.60%, 3/29/19	316
100,000	NextEra Energy Capital Holdings Inc.,
	1.65%, 9/01/18	100
200,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	203
100,000	Novelis Corp. 144A, 6.25%, 8/15/24 (b)	104
235,000	NVIDIA Corp., 2.20%, 9/16/21	235
110,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 6/15/19 (b)	112
400,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.20%, 7/15/20 (b)	412
320,000	PNC Bank NA, 1.95%, 3/04/19	323
200,000	Prudential Financial Inc., 1.60%, 8/15/18 (c)	200
240,093	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	193
220,000	Sabine Pass LNG LP, 7.50%, 11/30/16	221
300,000	Santander Bank NA, 2.00%, 1/12/18	300
100,000	Santander Drive Auto Receivables Trust 2014-3, 2.65%, 8/17/20	101
150,000	Santander Drive Auto Receivables Trust 2015-1, 3.24%, 4/15/21	153

Principal or Shares	Security Description	Value (000)

180,000	Santander Drive Auto Receivables Trust 2015-2, 3.02%, 4/15/21	$183
300,000	Santander Drive Auto Receivables Trust 2016-2, 2.66%, 11/15/21	304
134,354	Sequoia Mortgage Trust, 1.45%, 2/25/43 (c)	131
171,106	Sequoia Mortgage Trust, 1.55%, 4/25/43 (c)	170
4,343	Sequoia Mortgage Trust, 3.50%, 4/25/42 (c)	4
550,000	Southern California Edison Co., 1.85%, 2/01/22	549
90,000	Southern Power Co., 1.85%, 12/01/17	90
186,055	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (b)(c)	186
480,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	485
260,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	265
150,000	Stryker Corp., 2.00%, 3/08/19	152
170,000	Synchrony Financial, 1.88%, 8/15/17	170
120,000	Synchrony Financial, 2.11%, 2/03/20 (c)	118
130,000	Synchrony Financial, 2.60%, 1/15/19	132
220,000	Synchrony Financial, 3.00%, 8/15/19	225
235,000	Tenet Healthcare Corp., 6.25%, 11/01/18	250
100,000	Thermo Fisher Scientific Inc., 2.15%, 12/14/18	101
290,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19 (b)	299
360,000	T-Mobile USA Inc., 5.25%, 9/01/18	366
1,170,000	U.S. Treasury Note, 0.63%, 6/30/18	1,166
4,000,000	U.S. Treasury Note, 0.75%, 2/28/18	3,999
1,959,000	U.S. Treasury Note, 0.75%, 9/30/18	1,955
6,684,000	U.S. Treasury Note, 0.88%, 5/31/18	6,691
2,600,000	U.S. Treasury Note, 1.00%, 8/15/18	2,607
3,494,000	U.S. Treasury Note, 1.00%, 9/15/18	3,502
2,410,000	U.S. Treasury Note, 1.00%, 3/15/19 (g)(h)	2,414
316,000	U.S. Treasury Note, 1.25%, 12/15/18	318
2,550,000	U.S. Treasury Note, 1.25%, 10/31/19	2,569
120,000	United Continental Holdings Inc.,
	6.38%, 6/01/18	126
120,000	Ventas Realty LP, 1.25%, 4/17/17	120
310,000	Verizon Communications Inc., 1.38%, 8/15/19	308
250,000	Verizon Communications Inc.,
	2.61%, 9/14/18 (c)	257
200,000	Verizon Owner Trust 2016-1 144A,
	1.42%, 1/20/21 (b)	201
560,000	Volkswagen Group of America Finance LLC
	144A, 1.25%, 5/23/17 (b)	559
125,286	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	126
101,754	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	102
294,212	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (b)	296
200,000	Walgreens Boots Alliance Inc., 1.75%, 5/30/18	201
240,000	WEA Finance LLC / Westfield UK & Europe Finance PLC 144A, 1.75%, 9/15/17 (b)	240
510,000	Wells Fargo Bank NA, 1.65%, 1/22/18	512
200,000	Western Digital Corp. 144A,
	10.50%, 4/01/24 (b)	232
170,000	Westlake Automobile Receivables Trust 2016-2 144A, 1.57%, 6/17/19 (b)	170

Annual Report   61

Principal or Shares	Security Description	Value (000)

330,000	Westlake Automobile Receivables Trust 2016-2
	144A, 2.30%, 11/15/19 (b)	$332
160,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (b)	162
120,000	WM Wrigley Jr. Co. 144A, 2.00%, 10/20/17 (b)	121
280,000	Zimmer Holdings Inc., 2.00%, 4/01/18	282
100,000	Zimmer Holdings Inc., 2.70%, 4/01/20	102
		80,424
Virgin Islands (British) (USD) (1%)
300,000	CNPC General Capital Ltd. 144A,
	1.72%, 5/14/17 (b)(c)	300
200,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (b)	200
210,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (b)	209
		709
Total Bonds (Cost - $133,891)		133,457
Purchased Call Options (0%)
38	U.S. Treasury 10 Year Futures Option, 134, 11/25/16
	(Cost - $14)	1
Purchased Put Options (0%)
400	Eurodollar 1-Year Mid-Curve Option, 98, 3/19/18	22
298	Eurodollar 1-Year Mid-Curve Option, 98.25, 12/16/16	2
Total Purchased Put Options (Cost - $47)		24
Investment Company (0%)
605,018	Payden Cash Reserves Money Market Fund *
	(Cost - $605)	605
Total Investments (Cost - $135,914) (100%)		135,448
Liabilities in excess of Other Assets (0%)		(231)
Net Assets (100%)		$135,217

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(d)	Principal in foreign currency.
(e)	Yield to maturity at time of purchase.
(f)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $420 and the total market value of the collateral held by the Fund is $433. Amount in 000s.
(g)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/8/2016	British Pound (Sell 1,003)	HSBC Bank USA, N.A.	$53
12/13/2016	British Pound (Buy 564)	Royal Bank of	3
		Canada
1/17/2017	British Pound (Sell 552)	State Street Bank	23
		&Trust Co.
11/8/2016	Canadian Dollar (Sell 992)	Royal Bank of Canada	13
1/25/2017	Canadian Dollar	Royal Bank of	16
	(Sell 1,270)	Canada
2/23/2017	Chinese Yuan (Sell 8,915)	Barclays Bank PLC	29
1/24/2017	Euro (Buy 1,264)	BNP PARIBAS	14
11/8/2016	Euro (Sell 2,255)	Citibank, N.A.	54
11/8/2016	Japanese Yen	Barclays Bank PLC	27
	(Sell 200,100)

			$232

Liabilities:
12/13/2016	Euro (Sell 630)	Royal Bank of	$(4)
		Canada
1/24/2017	Swiss Franc (Sell 1,367)	BNP PARIBAS	(9)

			$(13)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
55	90-Day Eurodollar	Sep-17	$13,601	$(6)
	Future
55	90-Day Eurodollar	Mar-18	(13,588)	9
	Future
32	U.S. Treasury 2 Year	Dec-16	6,980	(12)
	Note Future
15	U.S. Treasury 5 Year	Dec-16	(1,812)	8
	Note Future

				$(1)

62   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)		Unrealized Depreciation (000s)
Markit CDX,	5.00%	Chicago Mercantile	Jun-21	USD	1,342	$ (2)
North America
High Yield
Series 26 Index
Markit CDX,	1.00%	Chicago Mercantile	Jun-21	USD	1,346	—
North America
Investment
Grade Series 26
Index
Markit iTraxx	1.00%	InterContinental Exchange	Jun-21	EUR	2,422	(15)
Europe Series
25 Index
						$(17)

Offsetting Asset and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$420
of Assets and Liabilities[1]
Non-cash Collateral[2]	(420)
Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   63

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Foreign Government	41%
Corporate	37%
Mortgage Backed	8%
Investment Company	7%
U.S. Treasury	6%
Other	1%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Bonds (95%)
Argentina (USD) (0%)
280,000	Provincia de Buenos Aires/Argentina 144A,
	5.75%, 6/15/19 (a)	$ 287

Australia (AUD) (2%)
450,000	Australia Government Bond, 1.75%, 11/21/20	342
1,150,000	Australia Government Bond, 3.00%, 3/21/47	830
500,000	Australia Government Bond, 3.25%, 4/21/25	409
		1,581

Australia (USD) (1%)
250,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21(a)	289
260,000	Macquarie Group Ltd. 144A,
	1.89%, 1/31/17(a)(b)	260
90,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20(a)	91
400,000	Sydney Airport Finance Co. Pty Ltd. 144A,
	3.38%, 4/30/25(a)	405
180,000	Sydney Airport Finance Co. Pty Ltd. 144A,
	3.90%, 3/22/23(a)	190
		1,235

Austria (EUR) (0%)
120,000	Austria Government Bond 144A,
	1.65%, 10/21/24(a)	148
50,000	Austria Government Bond 144A,
	3.15%, 6/20/44(a)	83
		231

Belgium (EUR) (1%)
100,000	Belgium Government Bond 144A,
	0.80%, 6/22/25(a)	115
300,000	Belgium Government Bond 144A,
	1.00%, 6/22/31(a)	340
60,000	Belgium Government Bond 144A,
	1.60%, 6/22/47(a)	70
250,000	Belgium Government Bond, 3.00%, 9/28/19	303
		828

Brazil (USD) (0%)
270,000	Brazilian Government International Bond,
	4.88%, 1/22/21	286

Principal or Shares	Security Description	Value (000)
Canada (CAD) (2%)
500,000	Canadian Government Bond, 2.25%, 6/01/25	$407
280,000	Canadian Government Bond, 3.50%, 12/01/45	284
1,000,000	Canadian Government Bond, 3.75%, 6/01/19	807
350,000	Canadian Government Bond, 5.00%, 6/01/37	403
100,000	Canadian Government Bond, 5.75%, 6/01/29	111
		2,012

Canada (USD) (1%)
645,000	Bank of Montreal, 1.90%, 8/27/21	638

Cayman Islands (USD) (1%)
400,000	Babson CLO Ltd. 2015-I 144A,
	2.31%, 4/20/27(a)(b)	401
350,000	Symphony CLO XV Ltd. 144A,
	2.33%, 10/17/26(a)(b)	350
		751

Chile (USD) (0%)
236,983	Latam Airlines 2015-1 Pass Through Trust A,
	4.20%, 11/15/27	236

Colombia (USD) (1%)
525,000	Ecopetrol SA, 5.88%, 9/18/23	565

Costa Rica (USD) (0%)
200,000	Costa Rica Government International Bond
	144A, 4.25%, 1/26/23(a)	194

Dominica Republic (USD) (0%)
200,000	Dominican Republic International Bond 144A,
	5.50%, 1/27/25(a)	205

Finland (EUR) (0%)
70,000	Finland Government Bond 144A,
	2.75%, 7/04/28(a)	98

France (CAD) (0%)
330,000	Cie de Financement Foncier SA, 4.55%, 4/28/17	250

France (EUR) (4%)
200,000	Electricite de France, 2.25%, 4/27/21	239
950,000	France Government Bond OAT, 1.00%, 5/25/18	1,069
350,000	France Government Bond OAT 144A,
	1.25%, 5/25/36(a)	397

64   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,500,000	France Government Bond OAT, 1.75%, 11/25/24	$1,860
190,000	France Government Bond OAT, 3.25%, 5/25/45	306
		3,871

France (GBP) (1%)
100,000	AXA SA, 5.63%, 1/16/54(b)	130
150,000	Cie de Saint-Gobain, 4.63%, 10/09/29	219
100,000	Cie de Saint-Gobain, 4.63%, 10/09/29	146
		495

France (USD) (1%)
345,000	Banque Federative du Credit Mutuel SA 144A, 2.50%, 4/13/21(a)	352
280,000	Danone SA 144A, 2.59%, 11/02/23(a)	280
		632

Germany (EUR) (4%)
1,310,000	Bundesobligation, 0.00%, 4/09/21	1,467
650,000	Bundesrepublik Deutschland, 0.00%, 8/15/26	702
800,000	Bundesrepublik Deutschland, 0.50%, 2/15/26	912
100,000	Bundesrepublik Deutschland, 2.50%, 1/04/21	124
320,000	Bundesrepublik Deutschland, 3.25%, 7/04/42	559
130,000	Bundesrepublik Deutschland, 4.75%, 7/04/40	271
		4,035

Hong Kong (USD) (1%)
715,000	ICBCIL Finance Co. Ltd. 144A,
	2.38%, 5/19/19(a)	718

Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28(a)	342

Indonesia (USD) (0%)
200,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25(a)	210

Ireland (EUR) (0%)
100,000	Ireland Government Bond, 3.40%, 3/18/24	135

Ireland (GBP) (0%)
130,000	GE Capital UK Funding, 4.38%, 7/31/19	174

Ireland (USD) (1%)
250,000	Perrigo Finance PLC, 3.50%, 12/15/21	258
220,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	219
185,000	Shire Acquisitions Investments Ireland DAC,
	2.88%, 9/23/23	182
535,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21(a)	531
		1,190

Italy (EUR) (3%)
690,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 8/01/18	816
1,150,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 5/01/23	1,542
320,000	Italy Buoni Poliennali Del Tesoro,
	5.00%, 8/01/39	501
440,000	Italy Buoni Poliennali Del Tesoro,
	5.25%, 11/01/29	670
		3,529

Japan (JPY) (19%)
195,000,000	Japan Government Five Year Bond, 0.10%, 6/20/19	1,877

Principal or Shares	Security Description	Value (000)

180,000,000	Japan Government Five Year Bond,
	0.10%, 9/20/19	$1,733
565,000,000	Japan Government Ten Year Bond,
	0.30%, 12/20/25	5,586
95,000,000	Japan Government Ten Year Bond,
	0.80%, 9/20/23	968
345,000,000	Japan Government Ten Year Bond,
	1.20%, 6/20/21	3,503
10,000,000	Japan Government Thirty Year Bond,
	1.40%, 12/20/45	119
128,000,000	Japan Government Thirty Year Bond,
	2.00%, 9/20/40	1,648
165,000,000	Japan Government Thirty Year Bond,
	2.20%, 9/20/39	2,174
39,500,000	Japan Government Twenty Year Bond,
	1.70%, 9/20/33	469
325,000,000	Japan Government Two Year Bond,
	0.10%, 10/15/17	3,111
		21,188

Kenya (USD) (1%)
525,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19(a)	545

Luxembourg (EUR) (0%)
380,000	Prologis International Funding II SA,
	2.88%, 4/04/22	463

Luxembourg (USD) (0%)
410,000	Actavis Funding SCS, 3.45%, 3/15/22	426

Mexico (MXN) (0%)
5,500,000	Mexican Bonos, 6.50%, 6/10/21	298

Morocco (USD) (0%)
200,000	Morocco Government International Bond 144A, 4.25%, 12/11/22(a)	214

Netherlands (EUR) (1%)
250,000	Heineken NV, 1.25%, 9/10/21	287
130,000	Netherlands Government Bond 144A,
	2.25%, 7/15/22(a)	164
130,000	Netherlands Government Bond 144A,
	4.00%, 1/15/37(a)	234
		685

Netherlands (USD) (2%)
200,000	EDP Finance BV 144A, 6.00%, 2/02/18(a)	209
415,000	Mondelez International Holdings Netherlands
	BV 144A, 2.00%, 10/28/21(a)	412
600,000	Mylan NV 144A, 3.15%, 6/15/21(a)	610
400,000	Shell International Finance BV, 1.63%, 11/10/18	401
255,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	251
		1,883

New Zealand (USD) (1%)
750,000	ANZ New Zealand International Ltd./London
	144A, 2.13%, 7/28/21(a)	748
555,000	BNZ International Funding Ltd./London 144A, 2.10%, 9/14/21(a)	553
		1,301

Annual Report   65

Principal or Shares	Security Description	Value (000)
Panama (USD) (0%)
200,000	Panama Government International Bond,
	3.75%, 3/16/25	$212
200,000	Panama Government International Bond,
	3.88%, 3/17/28	213
		425

Peru (USD) (0%)
390,000	Peruvian Government International Bond,
	4.13%, 8/25/27	436

Poland (PLN) (0%)
500,000	Poland Government Bond, 5.25%, 10/25/20	142

Romania (USD) (0%)
305,000	Romanian Government International Bond
	144A, 4.38%, 8/22/23(a)	332

Saudi Arabia (USD) (0%)
450,000	Saudi Government International Bond 144A,
	3.25%, 10/26/26(a)	444

Senegal (USD) (0%)
295,000	Senegal Government International Bond 144A, 8.75%, 5/13/21(a)	334

Spain (EUR) (2%)
750,000	Spain Government Bond, 0.75%, 7/30/21	845
200,000	Spain Government Bond 144A,
	1.95%, 4/30/26(a)	235
400,000	Spain Government Bond 144A,
	1.95%, 7/30/30(a)	460
70,000	Spain Government Bond 144A,
	2.90%, 10/31/46(a)	86
200,000	Telefonica Emisiones SAU, 3.96%, 3/26/21	253
		1,879

Spain (GBP) (1%)
400,000	Iberdrola Finanzas SAU, 7.38%, 1/29/24	662

Sri Lanka (USD) (0%)
200,000	Sri Lanka Government International Bond 144A, 6.00%, 1/14/19(a)	207

Sweden (USD) (0%)
445,000	Svenska Handelsbanken AB, 1.88%, 9/07/21	441

United Kingdom (GBP) (3%)
310,000	HSBC Bank PLC, 5.38%, 11/04/30(b)	420
100,000	InterContinental Hotels Group PLC,
	6.00%, 12/09/16	123
100,000	United Kingdom Gilt, 2.25%, 9/07/23	134
260,000	United Kingdom Gilt, 4.25%, 12/07/55	548
190,000	United Kingdom Gilt, 4.25%, 12/07/55	400
500,000	United Kingdom Gilt, 4.75%, 12/07/38	939
220,000	United Kingdom Gilt, 5.00%, 3/07/25	354
150,000	Virgin Money PLC, 2.25%, 4/21/20	184
		3,102

United Kingdom (USD) (1%)
70,000	BP Capital Markets PLC, 2.11%, 9/16/21	70
470,000	HSBC Holdings PLC, 2.95%, 5/25/21	478
		548

United States (EUR) (3%)
500,000	Amgen Inc., 1.25%, 2/25/22	570
350,000	Berkshire Hathaway Inc., 1.30%, 3/15/24	402
450,000	Blackstone Holdings Finance Co. LLC 144A,
	1.00%, 10/05/26(a)	476

Principal or Shares	Security Description	Value (000)

640,000	Celanese U.S. Holdings LLC, 1.13%, 9/26/23	$706
820,000	Sysco Corp., 1.25%, 6/23/23	922
550,000	Verizon Communications Inc., 0.50%, 6/02/22	603
		3,679

United States (GBP) (1%)
530,000	American Honda Finance Corp.,
	2.63%, 10/14/22	692
110,000	Textron Inc., 6.63%, 4/07/20	152
		844

United States (USD) (35%)
225,000	21st Century Fox America Inc., 4.50%, 2/15/21	248
300,000	AbbVie Inc., 2.85%, 5/14/23	302
140,000	AbbVie Inc., 3.20%, 11/06/22	144
350,000	Activision Blizzard Inc. 144A, 2.30%, 9/15/21(a)	350
150,000	Air Lease Corp., 4.25%, 9/15/24	159
747,599	American Airlines 2016-1 Class B Pass Through Trust, 5.25%, 1/15/24	784
350,000	Ares Capital Corp., 3.63%, 1/19/22	350
550,000	AT&T Inc., 3.60%, 2/17/23	567
120,000	Bank of America Corp., 4.00%, 4/01/24	128
250,000	Bank of America Corp., 5.63%, 7/01/20	280
130,000	Bank of America Corp., 6.88%, 4/25/18	140
155,000	Baxalta Inc., 3.60%, 6/23/22	162
210,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	212
300,000	Capital One Financial Corp., 4.75%, 7/15/21	331
325,000	Citigroup Inc., 4.45%, 9/29/27	343
560,000	Colony Starwood Homes 2016-2 Trust 144A,
	1.79%, 12/17/33(a)(b)	561
195,000	ConocoPhillips Co., 4.20%, 3/15/21	212
250,000	ConocoPhillips Co., 4.95%, 3/15/26(c)	281
380,000	Crown Castle International Corp., 5.25%, 1/15/23	426
555,000	Daimler Finance North America LLC 144A,
	2.00%, 7/06/21(a)	551
1,040,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A, 4.42%, 6/15/21(a)	1,089
90,000	Dignity Health, 3.13%, 11/01/22	91
300,000	Discover Bank/Greenwood DE, 3.10%, 6/04/20	309
410,000	Dollar General Corp., 3.25%, 4/15/23	420
235,000	Dominion Resources Inc., 2.00%, 8/15/21	234
152,000	Dow Chemical Co., 9.40%, 5/15/39	242
180,000	Entergy Louisiana LLC, 3.25%, 4/01/28	187
320,000	Enterprise Products Operating LLC, 3.95%, 2/15/27	333
250,000	Exelon Generation Co. LLC, 2.95%, 1/15/20	257
430,000	Express Scripts Holding Co., 3.40%, 3/01/27	423
500,000	Exxon Mobil Corp., 2.73%, 3/01/23	512
639,114	Fannie Mae Connecticut Avenue Securities,
	1.88%, 1/25/29(b)	641
448,518	Fannie Mae Connecticut Avenue Securities,
	1.98%, 1/25/29(b)	451
481,634	Fannie Mae Connecticut Avenue Securities,
	2.73%, 10/25/28(b)	488
250,000	Fannie Mae Connecticut Avenue Securities,
	4.78%, 1/25/29(b)	253
170,000	Fannie Mae Connecticut Avenue Securities,
	4.98%, 1/25/29(b)	174
500,000	Fannie Mae Connecticut Avenue Securities,
	10.78%, 1/25/29(b)	550

66   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

500,000	Fannie Mae Connecticut Avenue Securities,
	11.28%, 1/25/29(b)	$558
200,000	Fifth Third Bank/Cincinnati OH, 2.15%, 8/20/18	202
740,000	FN 15YR TBA, 2.50%, 11/01/31(d)	761
1,250,000	FN 30YR TBA, 3.00%, 11/01/46(d)	1,287
1,130,000	FN 30YR TBA, 3.50%, 11/01/46(d)	1,186
1,000,000	FN 30YR TBA, 4.00%, 11/01/46(d)	1,071
200,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	201
200,000	Ford Motor Credit Co. LLC, 2.94%, 1/08/19	204
160,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	166
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.83%, 4/25/29(b)	596
110,000	FS Investment Corp., 4.25%, 1/15/20	112
720,000	G2 30YR TBA, 3.50%, 11/20/46(d)	763
50,000	General Electric Capital Corp., 5.88%, 1/14/38	65
300,000	General Motors Financial Co. Inc., 3.20%, 7/13/20	305
300,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	305
250,000	Goldman Sachs Group Inc., 5.38%, 3/15/20	276
39,673	GreenPoint Mortgage Funding Trust,
	1.09%, 6/25/45(b)	23
950,000	Hewlett Packard Enterprise Co. 144A, 4.65%, 10/15/22(a)	1,025
200,000	Hospitality Properties Trust, 4.50%, 3/15/25	203
280,000	Hyundai Capital America 144A, 2.60%, 3/19/20(a)	284
710	Indymac Index Mortgage Loan Trust,
	2.82%, 10/25/34(b)	1
385,000	International Lease Finance Corp., 5.88%, 4/01/19	415
110,000	JPMorgan Chase & Co., 4.35%, 8/15/21	120
200,000	JPMorgan Chase & Co., 6.30%, 4/23/19	222
260,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43(a)	273
145,000	McKesson Corp., 3.80%, 3/15/24	155
115,000	MDC Holdings Inc., 6.00%, 1/15/43	102
240,000	Medtronic Inc., 3.13%, 3/15/22	252
200,000	Metropolitan Edison Co. 144A, 3.50%, 3/15/23(a)	205
405,000	Morgan Stanley, 3.13%, 7/27/26	404
300,000	Morgan Stanley, 5.50%, 1/26/20	331
100,000	Murphy Oil Corp., 3.50%, 12/01/17	101
400,000	National Oilwell Varco Inc., 2.60%, 12/01/22	378
170,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39(a)	261
50,000	NBCUniversal Media LLC, 6.40%, 4/30/40	68
335,000	NVIDIA Corp., 3.20%, 9/16/26	335
150,000	Old Republic International Corp., 4.88%, 10/01/24	161
405,000	Oracle Corp., 1.90%, 9/15/21	404
130,000	Oracle Corp., 2.50%, 5/15/22	132
75,000	Owens Corning, 4.20%, 12/15/22	80
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39(a)	97
200,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.20%, 7/15/20(a)	206

Principal or Shares	Security Description	Value (000)

160,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.38%, 2/01/22(a)	$166
205,000	Petsmart Inc. 144A, 7.13%, 3/15/23(a)(c)	215
110,000	Prudential Financial Inc., 5.63%, 6/15/43(b)	118
152,000	Prudential Financial Inc., 7.38%, 6/15/19	174
210,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC / Reynolds Group Issuer Lu 144A,
	5.13%, 7/15/23(a)	216
300,000	Ryder System Inc., 2.50%, 5/11/20	302
110,000	Santander Holdings USA Inc./PA, 2.65%, 4/17/20	110
600,000	Schlumberger Holdings Corp. 144A,
	2.35%, 12/21/18(a)	609
105,000	Select Income REIT, 4.50%, 2/01/25	106
150,000	Sempra Energy, 9.80%, 2/15/19	177
330,000	Solvay Finance America LLC 144A, 3.40%, 12/03/20(a)	344
110,000	State Street Corp., 4.96%, 3/15/18	115
200,000	Synchrony Financial, 4.25%, 8/15/24	209
340,000	Target Corp., 2.50%, 4/15/26	339
175,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19(a)	180
410,000	Time Warner Inc., 3.60%, 7/15/25	427
150,000	U.S. Treasury Bond, 2.25%, 8/15/46	140
1,653,000	U.S. Treasury Bond, 3.00%, 11/15/45	1,795
1,050,000	U.S. Treasury Bond, 4.38%, 2/15/38	1,412
850,000	U.S. Treasury Note, 0.50%, 2/28/17	851
176,000	U.S. Treasury Note, 0.88%, 1/31/17(e)	176
270,000	U.S. Treasury Note, 0.88%, 2/28/17(e)	270
350,000	U.S. Treasury Note, 1.25%, 4/30/19	353
580,000	U.S. Treasury Note, 1.38%, 1/31/21	583
100,000	U.S. Treasury Note, 1.63%, 2/15/26	98
921,000	U.S. Treasury Note, 1.63%, 5/15/26	905
145,000	Valero Energy Corp., 9.38%, 3/15/19	170
210,000	Vereit Operating Partnership LP, 3.00%, 2/06/19	213
205,000	Verizon Communications Inc., 1.75%, 8/15/21	201
370,000	Verizon Communications Inc., 5.05%, 3/15/34	403
230,000	Walgreens Boots Alliance Inc., 2.60%, 6/01/21	233
215,000	Welltower, Inc., 4.95%, 1/15/21	237
		39,328

Uruguay (USD) (0%)
325,000	Uruguay Government International Bond,
	4.38%, 10/27/27	345
110,000	Uruguay Government International Bond,
	4.50%, 8/14/24	121
		466

Virgin Islands (British) (USD) (1%)
650,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21(a)	639

Total Bonds (Cost - $103,481)		105,639

Investment Company (8%)
686,938	Payden Cash Reserves Money Market Fund *	687
106,260	Payden Emerging Markets Bond Fund, SI Class *	1,480
152,764	Payden Floating Rate Fund, Investor Class *	1,526
124,500	Payden Floating Rate Fund, SI Class *	1,244
586,842	Payden High Income Fund, Investor Class *	3,791
Total Investment Company (Cost - $9,262)		8,728

Annual Report   67

Principal or Shares	Security Description	Value (000)

Total Investments (Cost - $ 112,743) (103%)		$114,367
Liabilities in excess of Other Assets (-3%)		(3,258)

Net Assets (100%)		$111,109

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(c)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $235 and the total market value of the collateral held by the Fund is $242. Amounts in 000s.
(d)	Security was purchased on a delayed delivery basis.
(e)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/1/2016	Australian Dollar (Buy 423)	BNP PARIBAS	$2
11/8/2016	British Pound (Sell 4,413)	HSBC Bank USA, N.A.	231
12/1/2016	British Pound (Sell 217)	HSBC Bank USA, N.A.	19
12/13/2016	British Pound (Buy 1,389)	Royal Bank of Canada	7
1/17/2017	British Pound (Sell 1,356)	State Street Bank & Trust Co.	55
11/8/2016	Canadian Dollar (Sell 3,363)	Royal Bank of Canada	44
1/25/2017	Canadian Dollar (Sell 2,990)	Royal Bank of Canada	37
2/23/2017	Chinese Yuan (Sell 16,970)	Barclays Bank PLC	53
1/24/2017	Euro (Buy 3,124)	BNP PARIBAS	35
11/8/2016	Euro (Sell 6,279)	Citibank, N.A.	152
11/8/2016	Euro (Sell 8,080)	Royal Bank of Canada	191
11/8/2016	Euro (Sell 7,056)	State Street Bank & Trust Co.	168
11/8/2016	Japanese Yen (Sell 2,271,600)	Barclays Bank PLC	295
11/18/2016	Mexican Peso (Sell 5,990)	Credit Suisse First Boston International	14
11/28/2016	Poland Zloty (Sell 588)	Barclays Bank PLC	4
11/8/2016	Swiss Franc (Sell 215)	BNP PARIBAS	3

			$1,310

Liabilities:
11/8/2016	Australian Dollar (Sell 2,533)	BNP PARIBAS	$(1)
11/2/2016	British Pound (Sell 9)	HSBC Bank USA, N.A.	—
12/1/2016	Canadian Dollar (Buy 259)	Royal Bank of Canada	(6)
12/1/2016	Euro (Buy 2,749)	Royal Bank of Canada	(62)
12/13/2016	Euro (Sell 1,552)	Royal Bank of Canada	(10)
12/1/2016	Japanese Yen (Buy 36,500)	Barclays Bank PLC	(10)
12/1/2016	Swiss Franc (Buy 215)	BNP PARIBAS	(3)
1/24/2017	Swiss Franc (Sell 3,380)	BNP PARIBAS	(21)

			$(113)

68   Payden Mutual Funds

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
9	Euro Buxl 30 Year Bond Future	Dec-16	$(1,777)	$87
7	Euro-Bobl Future	Dec-16	1,008	(6)
13	Euro-Bund Future	Dec-16	2,314	(25)
38	Euro-Schatz Future	Dec-16	4,671	(3)
19	Long Gilt Future	Dec-16	2,915	(31)
17	U.S. 10 Year Ultra Future	Dec-16	(2,406)	18
1	U.S. Long Bond Future	Dec-16	163	(7)
1	U.S. Treasury 10 Year Note Future	Dec-16	(130)	—
37	U.S. Treasury 2 Year Note Future	Dec-16	8,071	(5)
102	U.S. Treasury 5 Year Note Future	Dec-16	(12,321)	63
6	U.S. Ultra Bond Future	Dec-16	1,056	(37)

				$54

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$235
of Assets and Liabilities[1]
Non-cash Collateral[2]	(235)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   69

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments
Foreign Government	71%
Corporate	22%
Cash equivalent	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016
Principal or Shares	Security Description	Value (000)
Bonds (98%)
Argentina (ARS) (1%)
42,083,940	Argentine Bonos del Tesoro, 15.50%, 10/17/26	$2,826
43,120,000	Argentine Bonos del Tesoro, 18.20%, 10/03/21	3,048
23,300,000	Letras del Banco Central de la Republica Argentina, 0.00%, 1/11/17	1,464
		7,338

Argentina (USD) (5%)
17,102,500	Argentine Republic Government International Bond, 2.50%, 12/31/38 (a)	11,732
4,150,000	Argentine Republic Government International Bond 144A, 6.88%, 4/22/21 (b)	4,501
4,610,000	Argentine Republic Government International Bond 144A, 7.13%, 7/06/36 (a)(b)	4,765
11,025,000	Argentine Republic Government International Bond 144A, 7.50%, 4/22/26 (b)	12,072
15,310,255	Argentine Republic Government International Bond, 8.28%, 12/31/33	17,247
3,190,000	City of Buenos Aires Argentina 144A,
	7.50%, 6/01/27 (b)	3,445
4,290,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (b)	4,451
		58,213

Armenia (USD) (1%)
13,126,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	13,634
2,600,000	Republic of Armenia International Bond 144A, 7.15%, 3/26/25 (b)	2,756
		16,390

Australia (USD) (1%)
9,060,000	CNOOC Curtis Funding No. 1 Pty. Ltd. 144A, 4.50%, 10/03/23 (b)	9,911

Azerbaijan (USD) (2%)
16,400,000	Republic of Azerbaijan International Bond 144A, 4.75%, 3/18/24 (b)	16,997
5,455,000	State Oil Co. of the Azerbaijan Republic, 4.75%, 3/13/23	5,445
		22,442

Principal or Shares	Security Description	Value (000)
Bermuda (USD) (0%)
2,875,000	Digicel Ltd. 144A, 6.00%, 4/15/21 (b)	$2,587

Brazil (BRL) (1%)
9,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21	2,864
18,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23	5,491
		8,355

Brazil (USD) (3%)
5,050,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 6.50%, 6/10/19 (b)	5,490
5,545,000	Brazilian Government International Bond, 2.63%, 1/05/23	5,137
9,915,000	Brazilian Government International Bond, 4.25%, 1/07/25 (a)	9,828
1,090,000	Brazilian Government International Bond, 4.88%, 1/22/21	1,156
6,470,000	Brazilian Government International Bond, 5.00%, 1/27/45	5,742
3,480,000	Brazilian Government International Bond, 5.63%, 1/07/41 (a)	3,376
3,911,000	USJ Acucar e Alcool SA 144A,
	9.88%, 11/09/21 (b)	3,344
		34,073

Canada (USD) (0%)
200,000	CNOOC Nexen Finance 2014 ULC,
	4.25%, 4/30/24	214

Cayman Islands (USD) (1%)
3,430,000	Baidu Inc., 4.13%, 6/30/25 (a)	3,646
2,340,000	Lima Metro Line 2 Finance Ltd. 144A, 5.88%, 7/05/34 (b)	2,603
3,450,000	Odebrecht Drilling Norbe VIII/IX Ltd. 144A, 6.35%, 6/30/21 (b)	1,139
3,800,000	Vale Overseas Ltd., 6.25%, 8/10/26	4,085
		11,473

70   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Chile (USD) (1%)
4,215,000	Corp Nacional del Cobre de Chile 144A,
	3.00%, 7/17/22 (a)(b)	$4,168
4,759,010	Latam Airlines 2015-1 Pass Through Trust A, 4.20%, 11/15/27	4,735
		8,903

Colombia (USD) (2%)
3,100,000	Colombia Government International Bond,
	4.00%, 2/26/24	3,232
3,240,000	Colombia Government International Bond,
	4.50%, 1/28/26 (a)	3,479
5,460,000	Colombia Government International Bond,
	6.13%, 1/18/41	6,265
3,765,000	Colombia Government International Bond,
	7.38%, 9/18/37	4,838
		17,814

Costa Rica (USD) (3%)
4,770,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (b)	4,888
4,910,000	Banco Nacional de Costa Rica 144A,
	4.88%, 11/01/18 (b)	5,006
2,170,000	Banco Nacional de Costa Rica 144A,
	5.88%, 4/25/21 (b)	2,257
10,025,000	Costa Rica Government International Bond
	144A, 7.00%, 4/04/44 (b)	10,414
6,510,000	Costa Rica Government International Bond
	144A, 7.16%, 3/12/45 (b)	6,827
		29,392

Croatia (USD) (2%)
2,550,000	Croatia Government International Bond 144A, 6.00%, 1/26/24 (a)(b)	2,884
3,485,000	Croatia Government International Bond 144A, 6.38%, 3/24/21 (b)	3,877
3,000,000	Croatia Government International Bond,
	6.38%, 3/24/21 (c)	3,337
9,470,000	Croatia Government International Bond,
	6.75%, 11/05/19 (c)	10,417
		20,515

Dominica Republic (USD) (3%)
665,000	Aeropuertos Dominicanos Siglo XXI SA 144A, 9.75%, 11/13/19 (b)	700
2,585,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (b)	2,643
2,555,000	Dominican Republic International Bond 144A, 6.60%, 1/28/24 (b)	2,785
3,450,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (b)	3,605
4,870,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (b)	5,406
8,955,000	Dominican Republic International Bond 144A, 7.45%, 4/30/44 (b)	9,985
10,600,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	11,688
		36,812

Ecuador (USD) (1%)
6,880,000	Ecuador Government International Bond 144A, 7.95%, 6/20/24 (b)	6,519

Principal or Shares	Security Description	Value (000)

2,090,000	Ecuador Government International Bond,
	7.95%, 6/20/24 (c)	$1,980
6,390,000	Ecuador Government International Bond 144A, 10.75%, 3/28/22 (b)	6,773
		15,272

El Salvador (USD) (2%)
4,615,000	El Salvador Government International Bond 144A, 5.88%, 1/30/25 (a)(b)	4,592
1,980,000	El Salvador Government International Bond 144A, 6.38%, 1/18/27 (b)	1,980
2,265,000	El Salvador Government International Bond 144A, 7.38%, 12/01/19 (b)	2,399
7,995,000	El Salvador Government International Bond 144A, 7.65%, 6/15/35 (b)	8,322
		17,293

Georgia (USD) (2%)
4,270,000	BGEO Group JSC 144A, 6.00%, 7/26/23 (b)	4,397
8,685,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	9,727
2,030,000	Georgian Oil and Gas Corp. JSC 144A,
	6.75%, 4/26/21 (b)	2,139
8,385,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (b)	9,391
		25,654

Ghana (USD) (2%)
6,750,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (b)	6,487
3,515,000	Ghana Government International Bond 144A, 8.13%, 1/18/26 (b)	3,380
5,170,000	Ghana Government International Bond 144A, 9.25%, 9/15/22 (b)	5,371
4,480,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (b)	5,292
		20,530

Guatemala (USD) (1%)
3,080,000	Guatemala Government Bond 144A,
	4.50%, 5/03/26 (b)	3,161
4,160,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (b)	4,659
		7,820

Honduras (USD) (2%)
5,630,000	Honduras Government International Bond 144A, 7.50%, 3/15/24 (b)	6,306
14,085,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	16,025
		22,331

Hungary (USD) (3%)
11,850,000	Hungary Government International Bond,
	5.38%, 3/25/24	13,637
7,030,000	Hungary Government International Bond,
	5.75%, 11/22/23	8,214
6,010,000	Hungary Government International Bond,
	6.25%, 1/29/20	6,740
5,480,000	Magyar Export-Import Bank Zrt 144A,
	4.00%, 1/30/20 (b)	5,701
		34,292

India (USD) (0%)
1,971,000	IDBI Bank Ltd./DIFC Dubai, 4.13%, 4/23/20 (a)	2,029

Annual Report   71

Principal or Shares	Security Description	Value (000)
Indonesia (USD) (5%)
7,695,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25 (b)	$8,090
2,300,000	Indonesia Government International Bond 144A, 5.25%, 1/17/42 (b)	2,526
2,960,000	Indonesia Government International Bond 144A, 5.38%, 10/17/23 (b)	3,352
8,405,000	Indonesia Government International Bond 144A, 5.88%, 1/15/24 (a)(b)	9,772
9,440,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (b)	14,000
2,770,000	Indonesia Government International Bond,
	8.50%, 10/12/35 (c)	4,108
720,000	Pelabuhan Indonesia III Persero PT 144A, 4.88%, 10/01/24 (b)	765
3,475,000	Pertamina Persero PT 144A,
	5.25%, 5/23/21 (a)(b)	3,762
5,000,000	Pertamina Persero PT 144A, 6.00%, 5/03/42 (b)	5,291
4,970,000	Perusahaan Gas Negara Persero Tbk 144A, 5.13%, 5/16/24 (b)	5,317
		56,983

Ivory Coast (USD) (1%)
2,600,000	Ivory Coast Government International Bond 144A, 5.38%, 7/23/24 (b)	2,633
6,078,600	Ivory Coast Government International Bond 144A, 5.75%, 12/31/32 (b)	5,979
4,700,000	Ivory Coast Government International Bond 144A, 6.38%, 3/03/28 (b)	4,922
		13,534

Jamaica (USD) (1%)
8,010,000	Jamaica Government International Bond, 6.75%, 4/28/28	9,071
4,215,000	Jamaica Government International Bond, 7.63%, 7/09/25	4,953
2,350,000	Jamaica Government International Bond, 8.00%, 3/15/39	2,761
		16,785

Jordan (USD) (0%)
3,950,000	Jordan Government International Bond 144A, 5.75%, 1/31/27 (b)	3,935

Kazakhstan (USD) (2%)
4,400,000	Development Bank of Kazakhstan JSC 144A, 4.13%, 12/10/22 (b)	4,313
4,110,000	KazAgro National Management Holding JSC 144A, 4.63%, 5/24/23 (b)	3,853
4,855,000	Kazakhstan Government International Bond 144A, 3.88%, 10/14/24 (b)	5,034
4,485,000	Kazakhstan Government International Bond 144A, 6.50%, 7/21/45 (b)	5,380
		18,580

Kenya (USD) (2%)
13,946,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	14,485
3,260,000	Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)(b)	3,264
		17,749

Principal or Shares	Security Description	Value (000)
Lebanon (USD) (2%)
2,270,000	Lebanon Government International Bond, 5.15%, 11/12/18	$2,248
3,890,000	Lebanon Government International Bond, 5.45%, 11/28/19	3,852
2,255,000	Lebanon Government International Bond, 6.00%, 1/27/23	2,190
2,790,000	Lebanon Government International Bond, 6.10%, 10/04/22	2,746
2,280,000	Lebanon Government International Bond, 6.38%, 3/09/20	2,303
2,815,000	Lebanon Government International Bond, 6.60%, 11/27/26	2,745
3,935,000	Lebanon Government International Bond, 6.65%, 2/26/30	3,807
2,205,000	Lebanon Government International Bond, 6.75%, 11/29/27	2,182
		22,073

Luxembourg (USD) (1%)
2,485,000	Atento Luxco 1 SA 144A, 7.38%, 1/29/20 (b)	2,547
4,050,000	Minerva Luxembourg SA 144A,
	6.50%, 9/20/26 (b)	3,982
4,790,000	Ultrapar International SA 144A,
	5.25%, 10/06/26 (b)	4,885
		11,414

Malaysia (USD) (0%)
1,130,000	Petronas Capital Ltd. 144A, 4.50%, 3/18/45 (b)	1,233

Mexico (MXN) (0%)
32,700,000	Grupo Televisa SAB, 7.25%, 5/14/43	1,464
71,600,000	Red de Carreteras de Occidente SAPIB de CV 144A, 9.00%, 6/10/28 (b)	3,798
		5,262

Mexico (USD) (5%)
1,550,000	Comision Federal de Electricidad 144A, 4.75%, 2/23/27 (b)	1,581
2,475,000	Comision Federal de Electricidad 144A, 4.88%, 1/15/24 (b)	2,586
4,565,000	Comision Federal de Electricidad 144A, 6.13%, 6/16/45 (b)	4,845
1,735,756	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (b)	1,814
5,170,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (b)	5,041
1,040,000	Mexico City Airport Trust 144A,
	4.25%, 10/31/26 (a)(b)	1,062
1,520,000	Mexico City Airport Trust 144A,
	5.50%, 10/31/46 (a)(b)	1,488
4,300,000	Mexico Government International Bond, 4.00%, 10/02/23	4,530
8,250,000	Mexico Government International Bond, 4.13%, 1/21/26	8,741
2,480,000	Mexico Government International Bond, 4.35%, 1/15/47	2,352
1,690,000	Mexico Government International Bond, 4.60%, 1/23/46	1,658
3,003,000	Mexico Government International Bond, 5.55%, 1/21/45	3,375
1,715,000	Mexico Government International Bond, 6.05%, 1/11/40	2,045

72   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,360,000	Petroleos Mexicanos, 3.50%, 1/30/23	$4,129
4,670,000	Petroleos Mexicanos, 4.88%, 1/24/22	4,786
1,483,000	Petroleos Mexicanos, 5.50%, 6/27/44	1,285
4,360,000	Petroleos Mexicanos, 5.63%, 1/23/46	3,787
2,520,000	Petroleos Mexicanos, 6.38%, 1/23/45	2,408
2,959,000	Petroleos Mexicanos 144A, 6.75%, 9/21/47 (a)(b)	2,941
2,170,000	Sigma Alimentos SA de CV 144A,
	4.13%, 5/02/26 (b)	2,188
		62,642

Morocco (USD) (1%)
1,890,000	BMCE Bank, 6.25%, 11/27/18	1,985
2,490,000	Morocco Government International Bond 144A, 4.25%, 12/11/22 (a)(b)	2,660
4,715,000	OCP SA 144A, 5.63%, 4/25/24 (b)	5,085
		9,730

Netherlands (USD) (2%)
8,560,000	Kazakhstan Temir Zholy Finance BV 144A, 6.38%, 10/06/20 (b)	9,213
2,670,000	Listrindo Capital BV 144A,
	4.95%, 9/14/26 (a)(b)	2,700
1,640,000	Majapahit Holding BV 144A,
	7.75%, 1/20/20 (b)	1,882
700,000	Majapahit Holding BV 144A,
	8.00%, 8/07/19 (b)	801
7,720,000	Petrobras Global Finance BV, 4.38%, 5/20/23 (a)	7,015
2,600,000	VTR Finance BV 144A, 6.88%, 1/15/24 (b)	2,727
		24,338

Nigeria (USD) (0%)
3,015,000	Nigeria Government International Bond 144A, 6.75%, 1/28/21 (b)	3,013

Panama (USD) (3%)
4,190,000	Global Bank Corp. 144A, 4.50%, 10/20/21 (b)	4,183
4,100,000	Panama Government International Bond, 3.75%, 3/16/25	4,356
7,420,000	Panama Government International Bond, 3.88%, 3/17/28	7,884
550,000	Panama Government International Bond, 4.00%, 9/22/24 (a)	594
10,990,000	Panama Government International Bond, 6.70%, 1/26/36	14,658
3,135,000	Panama Government International Bond, 9.38%, 4/01/29	4,785
		36,460

Paraguay (USD) (1%)
2,090,000	Paraguay Government International Bond 144A, 5.00%, 4/15/26 (b)	2,226
6,710,000	Paraguay Government International Bond 144A, 6.10%, 8/11/44 (b)	7,448
		9,674

Peru (USD) (2%)
2,920,000	Abengoa Transmision Sur SA 144A,
	6.88%, 4/30/43 (b)	3,153
460,000	Banco Internacional del Peru SAA Interbank 144A, 6.63%, 3/19/29 (b)(d)	507
4,560,000	Corp. Financiera de Desarrollo SA 144A, 4.75%, 2/08/22 (b)	5,009

Principal or Shares	Security Description	Value (000)

500,000	Corp. Financiera de Desarrollo SA 144A, 5.25%, 7/15/29 (b)(d)	$539
5,160,000	Peruvian Government International Bond, 5.63%, 11/18/50	6,566
6,730,000	Peruvian Government International Bond, 6.55%, 3/14/37 (a)	9,254
2,305,000	Peruvian Government International Bond, 7.35%, 7/21/25 (a)	3,158
		28,186

Philippines (USD) (2%)
1,300,000	Philippine Government International Bond, 3.70%, 3/01/41	1,364
7,765,000	Philippine Government International Bond, 6.38%, 10/23/34	10,846
3,368,000	Philippine Government International Bond, 7.75%, 1/14/31	5,099
		17,309

Qatar (USD) (0%)
3,520,000	Qatar Government International Bond 144A, 4.63%, 6/02/46 (b)	3,718

Romania (USD) (2%)
5,360,000	Romanian Government International Bond 144A, 4.38%, 8/22/23 (a)(b)	5,835
4,006,000	Romanian Government International Bond 144A, 4.88%, 1/22/24 (a)(b)	4,500
8,280,000	Romanian Government International Bond 144A, 6.13%, 1/22/44 (b)	10,779
5,330,000	Romanian Government International Bond 144A, 6.75%, 2/07/22 (b)	6,336
		27,450

Russian Federation (USD) (1%)
3,000,000	Russian Foreign Bond - Eurobond 144A, 4.88%, 9/16/23 (b)	3,231
4,000,000	Russian Foreign Bond - Eurobond 144A, 5.63%, 4/04/42 (b)	4,427
		7,658

Senegal (USD) (2%)
9,155,000	Senegal Government International Bond 144A, 6.25%, 7/30/24 (b)	9,447
7,550,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	8,556
		18,003

Serbia (USD) (1%)
5,950,000	Serbia International Bond 144A,
	5.88%, 12/03/18 (b)	6,309
9,140,000	Serbia International Bond 144A,
	7.25%, 9/28/21 (b)	10,515
		16,824

Singapore (USD) (0%)
1,900,000	BOC Aviation Pte Ltd. 144A,
	3.88%, 4/27/26 (b)	1,953

South Africa (USD) (2%)
7,490,000	Eskom Holdings SOC Ltd. 144A,
	5.75%, 1/26/21 (a)(b)	7,554

Annual Report   73

Principal or Shares	Security Description	Value (000)

13,970,000	Republic of South Africa Government
	International Bond, 4.30%, 10/12/28	$13,566
2,350,000	Republic of South Africa Government
	International Bond, 4.88%, 4/14/26	2,445
		23,565

Sri Lanka (USD) (3%)
5,090,000	National Savings Bank 144A, 8.88%, 9/18/18 (b)	5,515
4,430,000	Sri Lanka Government International Bond 144A, 5.13%, 4/11/19 (b)	4,494
13,010,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (b)	13,304
1,845,000	Sri Lanka Government International Bond 144A, 6.00%, 1/14/19 (b)	1,908
4,270,000	Sri Lanka Government International Bond 144A, 6.25%, 7/27/21 (b)	4,479
5,590,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (b)	5,919
2,830,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (b)	2,989
		38,608

Tanzania (USD) (0%)
16	Tanzania Government International Bond, 7.25%, 3/09/20 (d)	—

Trinidad & Tobago (USD) (0%)
1,550,000	Trinidad Generation UnLtd 144A,
	5.25%, 11/04/27 (b)	1,546

Tunisia (USD) (1%)
12,055,000	Banque Centrale de Tunisie International Bond 144A, 5.75%, 1/30/25 (b)	11,672

Turkey (USD) (3%)
2,380,000	Export Credit Bank of Turkey 144A,
	5.88%, 4/24/19 (b)	2,479
7,950,000	Turkey Government International Bond, 4.25%, 4/14/26	7,635
2,700,000	Turkey Government International Bond, 4.88%, 4/16/43	2,406
7,140,000	Turkey Government International Bond, 5.63%, 3/30/21	7,555
5,020,000	Turkey Government International Bond, 6.88%, 3/17/36	5,723
4,770,000	Turkey Government International Bond, 7.38%, 2/05/25	5,599
3,700,000	Turkey Government International Bond, 8.00%, 2/14/34	4,670
		36,067

Ukraine (USD) (3%)
3,015,000	Ukraine Government International Bond 144A, 0.00%, 5/31/40 (b)(d)	966
5,692,000	Ukraine Government International Bond 144A, 7.75%, 9/01/19 (b)	5,691
7,803,000	Ukraine Government International Bond 144A, 7.75%, 9/01/20 (b)	7,753
1,503,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (b)	1,484
7,553,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (b)	7,412

Principal or Shares	Security Description	Value (000)

1,503,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (b)	$1,462
4,033,000	Ukraine Government International Bond 144A, 7.75%, 9/01/24 (b)	3,897
1,503,000	Ukraine Government International Bond 144A, 7.75%, 9/01/25 (b)	1,444
1,503,000	Ukraine Government International Bond 144A, 7.75%, 9/01/26 (b)	1,438
1,503,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (b)	1,432
		32,979

United Arab Emirates (USD) (1%)
5,070,000	Abu Dhabi Government International Bond 144A, 3.13%, 5/03/26 (b)	5,278

United Kingdom (INR) (1%)
295,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.16%, 5/23/23 (b)	4,487
250,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.28%, 6/05/19 (b)	3,809
234,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.28%, 6/05/19 (b)	3,565
70,000,000	Standard Chartered Bank/Singapore (India Government Bond), 7.28%, 6/05/19	1,067
28,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.59%, 1/13/26 (b)	439
43,000,000	Standard Chartered Bank/Singapore (Rural Electrification Corp. Ltd.), 9.34%, 8/27/24	716
		14,083

United Kingdom (LKR) (0%)
798,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 (b)	5,227

United Kingdom (USD) (1%)
5,810,000	State Export-Import Bank of Ukrain
	(Ukreximbank Via Biz Finance PLC) 144A, 9.63%, 4/27/22 (b)	5,754

United States (GHS) (1%)
12,300,000	Citigroup Global Markets Holdings Inc. (Republic of Ghana) 144A, 24.75%, 3/03/21 (b)(d)	3,574
10,450,000	Citigroup Global Markets Holdings Inc. (Republic of Ghana) 144A, 24.75%, 3/03/21 (b)(d)	3,037
		6,611

United States (IDR) (0%)
30,300,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond), 8.38%, 3/17/34	2,439

Uruguay (USD) (2%)
14,415,525	Uruguay Government International Bond, 4.38%, 10/27/27	15,298
2,214,000	Uruguay Government International Bond, 4.50%, 8/14/24 (a)	2,428
10,449,580	Uruguay Government International Bond, 5.10%, 6/18/50	10,437
		28,163

Venezuela (USD) (2%)
5,975,000	Petroleos de Venezuela SA, 5.38%, 4/12/27	2,201

74   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
6,620,000	Petroleos de Venezuela SA 144A,
	6.00%, 11/15/26 (b)	$2,476
5,540,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (c)	2,763
8,550,000	Venezuela Government International Bond, 6.00%, 12/09/20	3,839
2,065,000	Venezuela Government International Bond, 7.00%, 12/01/18	1,218
2,640,000	Venezuela Government International Bond, 7.00%, 3/31/38	1,118
7,314,000	Venezuela Government International Bond, 7.65%, 4/21/25	3,196
4,385,000	Venezuela Government International Bond, 7.75%, 10/13/19	2,247
1,740,000	Venezuela Government International Bond, 9.25%, 9/15/27	881
		19,939

Vietnam (USD) (0%)
2,640,000	Vietnam Government International Bond 144A, 4.80%, 11/19/24 (b)	2,806
2,030,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	2,266
		5,072

Virgin Islands (British) (USD) (2%)
13,600,000	1MDB Global Investments Ltd.,
	4.40%, 3/09/23 (c)	11,985
5,490,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 3.50%, 5/03/26 (a)(b)	5,625
935,000	State Grid Overseas Investment 2013 Ltd. 144A, 4.38%, 5/22/43 (b)	1,045
2,720,000	State Grid Overseas Investment 2016 Ltd. 144A, 2.88%, 5/18/26 (b)	2,709
		21,364

Zambia (USD) (1%)
1,190,000	Zambia Government International Bond 144A, 5.38%, 9/20/22 (b)	1,039
9,025,000	Zambia Government International Bond 144A, 8.50%, 4/14/24 (a)(b)	8,815
1,120,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (b)	1,103
		10,957

Total Bonds (Cost - $1,104,448)		1,133,483
Investment Company (7%)
86,890,170	Payden Cash Reserves Money Market Fund *
	(Cost - $86,890)	86,890

Total Investments (Cost - $1,191,338) (105%)		1,220,373
Liabilities in excess of Other Assets (-5%)		(61,131)

Net Assets (100%)		$1,159,242

*	Affiliated investment
(a)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $71,359 and the total market value of the collateral held by the Fund is $74,078. Amounts in 000s.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(d)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/7/2016	Argentine Peso (Buy 18,120)	BNP PARIBAS	$58
2/23/2017	Chinese Yuan (Sell 96,494)	Barclays Bank PLC	292
11/23/2016	Russian Ruble (Buy 184,590)	Barclays Bank PLC	37
11/23/2016	Russian Ruble (Buy 186,600)	HSBC Bank USA, N.A.	7

			$394

Liabilities:
1/31/2017	British Pound (Sell 9,571)	UBS AG	$(18)
12/2/2016	Indonesian Rupiah (Buy 40,886,000)	HSBC Bank USA, N.A	(19)
11/18/2016	Mexican Peso (Sell 103,280)	Credit Suisse First Boston International	(11)

			$(48)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$71,359
Non-cash Collateral[2]	(71,359)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   75

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class, except for class specific expenses.

Portfolio Composition - percent of investments

Foreign Government	83%
Corporate	13%
Cash equivalent	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Bonds (94%)
Argentina (ARS) (1%)
5,805,000	Argentine Bonos del Tesoro, 15.50%, 10/17/26	$390
5,720,000	Argentine Bonos del Tesoro, 18.20%, 10/03/21	404
3,150,000	Letras del Banco Central de la Republica
	Argentina, 0.00%, 1/11/17	198

		992

Brazil (BRL) (12%)
1,000,000	Brazil Notas do Tesouro Nacional Serie B,
	17.01%, 8/15/18	931
3,875,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/18	1,189
22,535,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/19	6,886
5,837,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/21	1,760
17,691,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/23	5,251
9,835,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/25	2,893

		18,910

Chile (CLP) (0%)
79,000,000	Republic of Chile, 5.50%, 8/05/20	129

Colombia (COP) (7%)
540,000,000	Colombia Government International Bond,
	7.75%, 4/14/21	191
2,700,000,000	Colombian TES, 6.00%, 4/28/28	804
7,545,000,000	Colombian TES, 7.00%, 5/04/22	2,533
2,600,000,000	Colombian TES, 7.50%, 8/26/26	876
1,945,000,000	Colombian TES, 7.75%, 9/18/30	665
7,949,000,000	Colombian TES, 10.00%, 7/24/24	3,113
2,330,000,000	Colombian TES, 11.00%, 7/24/20	886
900,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (a)	300
1,380,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 (a)	345

Principal or Shares	Security Description	Value (000)

1,245,000,000	Empresas Publicas de Medellin ESP 144A,
	7.63%, 9/10/24 (a)	$387
1,036,000,000	Empresas Publicas de Medellin ESP 144A,
	8.38%, 2/01/21 (a)	342
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter
	144A, 7.88%, 8/12/24 (a)	499

		10,941

Hungary (HUF) (5%)
163,000,000	Hungary Government Bond, 3.50%, 6/24/20	621
257,000,000	Hungary Government Bond, 5.50%, 6/24/25	1,102
154,000,000	Hungary Government Bond, 6.00%, 11/24/23	677
487,400,000	Hungary Government Bond, 6.50%, 6/24/19	1,976
518,810,000	Hungary Government Bond, 7.00%, 6/24/22	2,336
268,000,000	Hungary Government Bond, 7.50%, 11/12/20	1,175

		7,887

Indonesia (IDR) (4%)
31,000,000,000	Indonesia Treasury Bond, 5.63%, 5/15/23	2,189
9,000,000,000	Indonesia Treasury Bond, 7.00%, 5/15/22	689
24,700,000,000	Indonesia Treasury Bond, 8.25%, 6/15/32	1,991
15,600,000,000	Indonesia Treasury Bond, 8.38%, 9/15/26	1,276

		6,145

Malaysia (MYR) (6%)
4,050,000	Malaysia Government Bond, 3.42%, 8/15/22	961
2,970,000	Malaysia Government Bond, 3.80%, 8/17/23	719
3,100,000	Malaysia Government Bond, 3.89%, 7/31/20	755
5,120,000	Malaysia Government Bond, 3.89%, 3/15/27	1,223
11,960,000	Malaysia Government Bond, 4.16%, 7/15/21	2,953
2,705,000	Malaysia Government Bond, 4.18%, 7/15/24	665
4,380,000	Malaysia Government Bond, 4.39%, 4/15/26	1,093
2,560,000	Malaysia Government Bond, 4.50%, 4/15/30	633

		9,002

Mexico (MXN) (8%)
15,000,000	America Movil SAB de CV, 6.00%, 6/09/19	789
72,300	America Movil SAB de CV, 6.45%, 12/05/22	377
10,700,000	Comision Federal de Electricidad, 7.35%, 11/25/25	523

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43	$325
12,500,000	Mexican Bonos, 5.00%, 12/11/19	648
48,500,000	Mexican Bonos, 6.50%, 6/09/22	2,629
24,700,000	Mexican Bonos, 7.75%, 5/29/31	1,446
12,800,000	Mexican Bonos, 7.75%, 11/13/42	760
5,000,000	Mexican Bonos, 8.00%, 6/11/20	283
6,500,000	Mexican Bonos, 8.00%, 12/07/23	382
12,940,000	Mexican Bonos, 8.50%, 5/31/29	802
14,949,000	Mexican Bonos, 8.50%, 11/18/38	949
20,783,100	Mexican Bonos, 10.00%, 12/05/24	1,369
16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 (a)	835
9,900,000	Red de Carreteras de Occidente SAPIB de CV 144A, 9.00%, 6/10/28 (a)	525

		12,642

Peru (PEN) (2%)
2,865,000	Peruvian Government International Bond 144A,
	6.35%, 8/12/28 (a)	878
3,990,000	Republic of Peru 144A, 5.70%, 8/12/24 (a)	1,217
500,000	Republic of Peru 144A, 6.90%, 8/12/37 (a)	161
2,930,000	Republic of Peru 144A, 6.95%, 8/12/31 (a)	949
1,026,000	Republic of Peru 144A, 8.20%, 8/12/26 (a)	363

		3,568

Philippines (PHP) (0%)
8,000,000	Philippine Government International Bond,
	4.95%, 1/15/21	171
17,000,000	Republic of Philippines, 6.25%, 1/14/36	406

		577

Poland (PLN) (9%)
10,500,000	Poland Government Bond, 1.50%, 4/25/20	2,618
11,410,000	Poland Government Bond, 2.50%, 7/25/26	2,765
1,415,000	Poland Government Bond, 3.25%, 7/25/25	367
830,000	Poland Government Bond, 3.75%, 4/25/18	218
1,300,000	Poland Government Bond, 4.00%, 10/25/23	354
4,375,000	Poland Government Bond, 5.25%, 10/25/20	1,241
3,950,000	Poland Government Bond, 5.50%, 10/25/19	1,107
3,060,000	Poland Government Bond, 5.75%, 10/25/21	899
2,510,000	Poland Government Bond, 5.75%, 9/23/22	744
12,900,000	Republic of Poland Government Bond,
	0.00%, 10/25/18	3,176

		13,489

Romania (RON) (2%)
1,350,000	Romania Government Bond, 5.60%, 11/28/18	360
4,350,000	Romania Government Bond, 5.85%, 4/26/23	1,254
8,510,000	Romania Government Bond, 5.95%, 6/11/21	2,411

		4,025

Russian Federation (RUB) (5%)
19,600,000	Russian Federal Bond - OFZ, 6.70%, 5/15/19	297
123,000,000	Russian Federal Bond - OFZ, 7.00%, 1/25/23	1,807
53,800,000	Russian Federal Bond - OFZ, 7.05%, 1/19/28	769
45,480,000	Russian Federal Bond - OFZ, 7.50%, 2/27/19	704
183,920,000	Russian Federal Bond - OFZ, 7.60%, 4/14/21	2,796
130,000,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27	2,023

		8,396

South Africa (ZAR) (10%)
49,200,000	Republic of South Africa, 6.25%, 3/31/36	2,659
27,035,019	Republic of South Africa, 6.50%, 2/28/41	1,457
9,100,000	Republic of South Africa, 6.75%, 3/31/21	641

Principal or Shares	Security Description	Value (000)

11,600,000	Republic of South Africa, 7.00%, 2/28/31	$717
49,805,000	Republic of South Africa Government Bond, 10.50%, 12/21/26	4,095
15,200,000	South Africa Government Bond, 7.75%, 2/28/23	1,093
70,500,000	South Africa Government Bond, 8.25%, 3/31/32	4,823
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21 (a)	786

		16,271

Thailand (THB) (5%)
85,500,000	Thailand Government Bond, 3.63%, 6/16/23	2,694
84,470,000	Thailand Government Bond, 3.65%, 12/17/21	2,626
62,600,000	Thailand Government Bond, 4.88%, 6/22/29	2,280

		7,600

Turkey (TRY) (7%)
2,312,165	Turkey Government Bond, 3.00%, 2/23/22	773
765,000	Turkey Government Bond, 6.30%, 2/14/18	240
225,000	Turkey Government Bond, 7.40%, 2/05/20	69
2,100,000	Turkey Government Bond, 8.00%, 3/12/25	611
1,580,000	Turkey Government Bond, 8.50%, 7/10/19	503
7,415,000	Turkey Government Bond, 8.50%, 9/14/22	2,269
3,772,824	Turkey Government Bond, 8.80%, 11/14/18	1,215
3,070,000	Turkey Government Bond, 9.00%, 7/24/24	952
2,550,000	Turkey Government Bond, 9.50%, 1/12/22	819
3,420,000	Turkey Government Bond, 10.40%, 3/20/24	1,142
1,350,000	Turkey Government Bond, 10.50%, 1/15/20	451
4,150,000	Turkey Government Bond, 10.70%, 2/17/21	1,395

		10,439

United Kingdom (IDR) (2%)
27,400,000,000	Standard Chartered Bank/Singapore (Indonesia
	Treasury Bond) 144A, 8.38%, 3/17/34 (a)	2,206
4,500,000,000	Standard Chartered Bank/Singapore (Indonesia
	Treasury Bond) 144A, 8.38%, 3/17/34 (a)	362

		2,568

United Kingdom (INR) (2%)
75,000,000	Standard Chartered Bank/Singapore (India
	Government Bond) 144A, 7.28%, 6/05/19 (a)	1,143
13,000,000	Standard Chartered Bank/Singapore (India
	Government Bond), 7.28%, 6/05/19	198
55,000,000	Standard Chartered Bank/Singapore (India
	Government Bond) 144A, 7.59%, 1/13/26 (a)	863
39,000,000	Standard Chartered Bank/Singapore (India
	Government Bond) 144A, 8.83%, 11/29/23 (a)	644
13,000,000	Standard Chartered Bank/Singapore (Rural
	Electrification Corp. Ltd.), 9.34%, 8/27/24	216

		3,064

United Kingdom (LKR) (1%)
220,000,000	Standard Chartered Bank/Singapore (Sri Lanka
	Government Bonds) 144A, 10.75%, 3/03/21 (a)	1,441

United States (GHS) (1%)
2,600,000	Citigroup Global Markets Holdings Inc.
	(Republic of Ghana) 144A,
	24.75%, 3/03/21 (a)(b)	756
1,900,000	Citigroup Global Markets Holdings Inc.
	(Republic of Ghana) 144A,
	24.75%, 3/03/21 (a)(b)	552

		1,308

Annual Report   77

Principal or Shares	Security Description	Value (000)
United States (IDR) (5%)
5,500,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond), 8.38%, 3/19/24	$449
18,740,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 9/17/26 (a)	1,533
10,000,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.75%, 6/03/31 (a)	857
49,194,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 9.50%, 7/17/31 (a)	4,341
		7,180
Total Bonds (Cost - $156,368)		146,574
Investment Company (4%)
1,657,231	Payden Cash Reserves Money Market Fund *	1,657
478,709	Payden Emerging Markets Corporate Bond Fund, SI Class *	4,835
Total Investment Company (Cost - $6,557)		6,492
Total Investments (Cost - $162,925) (98%)		153,066
Other Assets, net of Liabilities (2%)		3,297
Net Assets (100%)		$156,363
*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)

Assets:
11/7/2016	Argentine Peso (Buy 7,350)	BNP PARIBAS	$ 13
2/23/2017	Chinese Yuan (Sell 23,656)	Barclays Bank PLC	75
11/23/2016	Russian Ruble (Buy 59,190)	Barclays Bank PLC	12
11/23/2016	Russian Ruble (Buy 25,530)	HSBC Bank USA, N.A	1
11/28/2016	South African Rand (Buy 5,760)	HSBC Bank USA, N.A.	20

			$ 121
Liabilities:
1/31/2017	British Pound (Sell 1,920)	UBS AG	$ (4)
12/22/2016	Hungarian Forint (Buy 85,700)	Barclays Bank PLC	(5)
12/2/2016	Indonesian Rupiah (Buy 8,887,000)	HSBC Bank USA, N.A.	(2)
1/27/2017	Malaysian Ringgit (Buy 19,051)	Barclays Bank PLC	(27)
11/18/2016	Mexican Peso (Buy 58,420)	Credit Suisse First Boston International	(18)
11/28/2016	Poland Zloty (Buy 5,483)	Barclays Bank PLC	(22)
1/26/2017	Thailand Baht (Buy 143,400)	Barclays Bank PLC	(11)
12/22/2016	Turkish Lira (Buy 8,237)	Barclays Bank PLC	(68)

			$ (157)

See notes to financial statements.

78   Payden Mutual Funds

The Fund seeks a high level of total return by generally investing in below investment grade corporate debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments

Corporate	84%
Foreign Government	12%
Cash equivalent	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Bonds (99%)
Argentina (ARS) (1%)
3,000,000	Argentine Bonos del Tesoro, 18.20%, 10/03/21	$212
Argentina (USD) (3%)
145,000	Argentine Republic Government International Bond, 2.50%, 12/31/38 (a)	99
200,000	Argentine Republic Government International Bond 144A, 6.88%, 4/22/21 (b)	217
365,000	Argentine Republic Government International Bond 144A, 7.50%, 4/22/26 (b)	400
250,000	City of Buenos Aires Argentina 144A, 7.50%, 6/01/27 (b)	270
160,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (b)	166
270,000	YPF SA 144A, 8.50%, 3/23/21 (b)	298
		1,450
Armenia (USD) (1%)
200,000	Republic of Armenia International Bond 144A, 7.15%, 3/26/25 (b)	212
Azerbaijan (USD) (1%)
200,000	Republic of Azerbaijan International Bond 144A, 4.75%, 3/18/24 (b)	207
Barbados (USD) (1%)
285,000	Columbus Cable Barbados Ltd. 144A, 7.38%, 3/30/21 (b)	306
Bermuda (USD) (2%)
220,000	Digicel Group Ltd. 144A, 7.13%, 4/01/22 (b)	175
515,000	Digicel Ltd. 144A, 6.00%, 4/15/21 (b)	463
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (b)	226
		864
Brazil (BRL) (0%)
670,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23	199
Brazil (USD) (3%)
235,000	Brazilian Government International Bond, 5.63%, 1/07/41 (a)	228

Principal or Shares	Security Description	Value (000)

430,000	Caixa Economica Federal 144A, 2.38%, 11/06/17 (b)	$427
496,000	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (b)	424
		1,079
Canada (USD) (2%)
200,000	Air Canada 2013-1 Class C Pass Through Trust 144A, 6.63%, 5/15/18 (b)	209
420,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	448
225,000	First Quantum Minerals Ltd. 144A, 7.00%, 2/15/21 (b)	215
195,000	Pacific Exploration and Production Corp. 144A, 7.25%, 12/12/21 (b)	40
		912
Cayman Islands (USD) (8%)
205,000	Alibaba Group Holding Ltd., 4.50%, 11/28/34 (a)	217
462,000	Baidu Inc., 3.50%, 11/28/22	484
420,000	Braskem Finance Ltd. 144A, 5.38%, 5/02/22 (b)	427
400,000	GrupoSura Finance SA 144A, 5.50%, 4/29/26 (b)	425
400,000	Hutchison Whampoa International 11 Ltd. 144A, 4.63%, 1/13/22 (b)	445
200,000	Industrial Senior Trust 144A, 5.50%, 11/01/22 (b)	200
280,000	Lima Metro Line 2 Finance Ltd. 144A, 5.88%, 7/05/34 (b)	312
320,000	Marfrig Overseas Ltd. 144A, 9.50%, 5/04/20 (b)	333
322,500	Odebrecht Drilling Norbe VIII / IX Ltd. 144A, 6.35%, 6/30/21 (b)	106
125,000	Vale Overseas Ltd., 5.88%, 6/10/21 (a)	134
70,000	Vale Overseas Ltd., 6.25%, 8/10/26	75
250,000	Vale Overseas Ltd., 6.88%, 11/21/36	253
		3,411
Chile (USD) (2%)
360,000	Corpbanca SA, 3.13%, 1/15/18	364

Annual Report   79

Principal or Shares	Security Description	Value (000)

651,442	Latam Airlines 2015-1 Pass Through Trust B, 4.50%, 11/15/23	$638
		1,002
China (USD) (1%)
390,000	Bank of China Ltd./Hong Kong, 2.88%, 6/30/20	399

Colombia (USD) (2%)
215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (b)	222
180,000	Ecopetrol SA, 5.38%, 6/26/26	182
330,000	Ecopetrol SA, 5.88%, 9/18/23	355
190,000	Ecopetrol SA, 5.88%, 5/28/45	169
		928
Costa Rica (USD) (2%)
400,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (b)	410
200,000	Banco Nacional de Costa Rica 144A, 5.88%, 4/25/21 (b)	208
200,000	Banco Nacional de Costa Rica 144A, 6.25%, 11/01/23 (b)	209
200,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (b)	210
		1,037
Dominica Republic (USD) (1%)
425,000	Aeropuertos Dominicanos Siglo XXI SA 144A, 9.75%, 11/13/19 (b)	447
100,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (b)	111
		558
Georgia (USD) (2%)
260,000	BGEO Group JSC 144A, 6.00%, 7/26/23 (b)	267
200,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (b)	211
200,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (b)	224
		702
Ghana (USD) (1%)
230,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (b)	221
Guatemala (USD) (0%)
200,000	Guatemala Government Bond 144A, 4.50%, 5/03/26 (b)	205
Hong Kong (USD) (3%)
325,000	AIA Group Ltd. 144A, 3.20%, 3/11/25 (b)	328
420,000	ICBCIL Finance Co. Ltd. 144A, 3.20%, 11/10/20 (b)	430
265,000	Swire Properties MTN Financing Ltd., 4.38%, 6/18/22	293
		1,051
India (USD) (3%)
240,000	Adani Transmission Ltd. 144A, 4.00%, 8/03/26 (b)	239
205,000	Delhi International Airport Pvt Ltd. 144A, 6.13%, 10/31/26 (b)	211
200,000	Export-Import Bank of India, 4.00%, 1/14/23	211
260,000	ICICI Bank Ltd./Dubai 144A, 4.70%, 2/21/18 (b)	268
200,000	IDBI Bank Ltd./DIFC Dubai, 4.13%, 4/23/20	206
260,000	State Bank of India/London 144A, 4.13%, 8/01/17 (b)	264
		1,399

Principal or Shares	Security Description	Value (000)
Indonesia (USD) (2%)
520,000	Bank Rakyat Indonesia Persero Tbk PT, 2.95%, 3/28/18	$524
200,000	Pelabuhan Indonesia III Persero PT 144A, 4.88%, 10/01/24 (b)	213
		737
Ireland (USD) (1%)
200,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.95%, 2/01/22	205
200,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (b)	228
		433
Israel (USD) (2%)
445,000	Israel Electric Corp. Ltd., 2.63%, 1/17/18 (c)	445
350,000	Israel Electric Corp. Ltd. 144A, 7.25%, 1/15/19 (b)	385
		830
Kazakhstan (USD) (1%)
280,000	KazMunayGas National Co. JSC 144A, 9.13%, 7/02/18 (b)	307
310,000	Tengizchevroil Finance Co. International Ltd. 144A, 4.00%, 8/15/26 (b)	300
		607
Luxembourg (USD) (6%)
410,000	Altice Financing SA 144A, 7.50%, 5/15/26 (b)	423
240,000	Altice Finco SA 144A, 7.63%, 2/15/25 (a)(b)	238
260,000	Atento Luxco 1 SA 144A, 7.38%, 1/29/20 (b)	266
400,000	Gazprom OAO Via Gaz Capital SA 144A, 3.85%, 2/06/20 (b)	402
205,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 2/06/28 (b)	202
240,000	Minerva Luxembourg SA 144A, 6.50%, 9/20/26 (b)	236
490,000	Sberbank of Russia Via SB Capital SA 144A, 6.13%, 2/07/22 (b)	534
200,000	Ultrapar International SA 144A, 5.25%, 10/06/26 (b)	204
		2,505
Marshall Islands (USD) (1%)
200,000	Nakilat Inc. 144A, 6.07%, 12/31/33 (b)	241

Mexico (MXN) (0%)
3,410,000	Red de Carreteras de Occidente SAPIB de CV 144A, 9.00%, 6/10/28 (b)	181

Mexico (USD) (7%)
375,000	America Movil SAB de CV, 3.13%, 7/16/22	386
300,000	BBVA Bancomer SA/Texas 144A, 6.75%, 9/30/22 (b)	338
230,000	El Puerto de Liverpool SAB de CV 144A, 3.88%, 10/06/26 (b)	226
238,428	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (b)	249
200,000	Gruma SAB de CV 144A, 4.88%, 12/01/24 (a)(b)	217
200,000	Mexichem SAB de CV 144A, 4.88%, 9/19/22 (b)	216
200,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (b)	195
237,845	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (b)	243
385,000	Petroleos Mexicanos, 5.50%, 1/21/21	409

80   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

400,000	Sigma Alimentos SA de CV 144A, 4.13%, 5/02/26 (b)	$403
200,000	Unifin Financiera SAB de CV SOFOM ENR 144A, 6.25%, 7/22/19 (b)	206
		3,088
Morocco (USD) (2%)
200,000	BMCE Bank, 6.25%, 11/27/18	210
240,000	OCP SA 144A, 4.50%, 10/22/25 (b)	243
460,000	OCP SA 144A, 5.63%, 4/25/24 (b)	496
		949
Netherlands (USD) (8%)
540,000	Bharti Airtel International Netherlands BV 144A, 5.13%, 3/11/23 (b)	582
310,000	Equate Petrochemical BV 144A, 4.25%, 11/03/26 (b)	308
205,000	GTH Finance BV 144A, 6.25%, 4/26/20 (b)	215
200,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (b)	202
420,000	Lukoil International Finance BV 144A, 4.75%, 11/02/26 (b)	421
200,000	Majapahit Holding BV 144A, 8.00%, 8/07/19 (b)	229
240,000	Petrobras Global Finance BV, 4.38%, 5/20/23	218
355,000	Petrobras Global Finance BV, 5.75%, 1/20/20	367
215,000	Petrobras Global Finance BV, 6.88%, 1/20/40	193
170,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	168
130,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	127
70,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	65
325,000	VTR Finance BV 144A, 6.88%, 1/15/24 (b)	341
		3,436
Panama (USD) (0%)
200,000	Global Bank Corp. 144A, 4.50%, 10/20/21 (b)	200

Paraguay (USD) (2%)
385,000	Banco Regional SAECA 144A, 8.13%, 1/24/19 (b)	418
200,000	Telefonica Celular del Paraguay SA 144A, 6.75%, 12/13/22 (b)	209
		627
Peru (USD) (3%)
200,000	Abengoa Transmision Sur SA 144A, 6.88%, 4/30/43 (b)	216
200,000	Banco Internacional del Peru SAA Interbank 144A, 6.63%, 3/19/29 (b)(c)	220
200,000	Corp. Financiera de Desarrollo SA 144A, 5.25%, 7/15/29 (b)(c)	215
400,000	EL Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (b)	414
180,000	Scotiabank Peru SA 144A, 4.50%, 12/13/27 (b)(c)	185
		1,250
Philippines (USD) (1%)
200,000	International Container Terminal Services Inc., 7.38%, 3/17/20	228

Principal or Shares	Security Description	Value (000)
Qatar (USD) (1%)
230,000	Qatar Government International Bond 144A, 2.38%, 6/02/21 (b)	$231
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III 144A, 5.84%, 9/30/27 (b)	291
		522
Senegal (USD) (1%)
200,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	227

Singapore (USD) (4%)
240,000	BOC Aviation Pte Ltd. 144A, 3.88%, 4/27/26 (b)	247
350,000	DBS Bank Ltd., 3.63%, 9/21/22 (a)(c)(d)	355
320,000	Flextronics International Ltd., 4.63%, 2/15/20	343
200,000	ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26	200
355,000	Oversea-Chinese Banking Corp. Ltd. 144A, 3.15%, 3/11/23 (b)(c)	360
		1,505
South Korea (USD) (2%)
350,000	Korea Gas Corp. 144A, 2.88%, 7/29/18 (b)	358
440,000	Korea Hydro & Nuclear Power Co. Ltd. 144A, 2.88%, 10/02/18 (b)	450
		808
Sri Lanka (USD) (2%)
200,000	National Savings Bank 144A, 8.88%, 9/18/18 (b)	217
200,000	Sri Lanka Government International Bond 144A, 5.13%, 4/11/19 (b)	203
210,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (b)	222
		642
Thailand (USD) (1%)
140,000	Bangkok Bank PCL/Hong Kong 144A, 9.03%, 3/15/29 (b)	204
200,000	Krung Thai Bank PCL/Cayman Islands, 5.20%, 12/26/24 (c)	210
		414
Turkey (USD) (3%)
380,000	Turkey Government International Bond, 4.25%, 4/14/26	365
550,000	Turkiye Garanti Bankasi AS 144A, 4.00%, 9/13/17 (b)	553
210,000	Turkiye Is Bankasi 144A, 5.50%, 4/21/22 (b)	210
270,000	Turkiye Vakiflar Bankasi Tao 144A, 5.00%, 10/31/18 (b)	273
		1,401
Ukraine (USD) (0%)
205,000	Ukraine Government International Bond 144A, 7.75%, 9/01/20 (b)	204

United Arab Emirates (USD) (2%)
300,000	Abu Dhabi Government International Bond 144A, 3.13%, 5/03/26 (b)	312
270,000	DP World Ltd. 144A, 6.85%, 7/02/37 (b)	309
200,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (b)	242
		863
United States (USD) (5%)
260,000	Air Lease Corp., 4.25%, 9/15/24	275

Annual Report   81

Principal or Shares	Security Description	Value (000)

310,000	Cemex Finance LLC 144A, 6.00%, 4/01/24 (b)	$322
200,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 4.42%, 6/15/21 (b)	209
230,000	First Cash Financial Services Inc.,
	6.75%, 4/01/21	242
210,000	Frontier Communications Corp.,
	6.25%, 9/15/21 (a)	201
200,000	FS Investment Corp., 4.25%, 1/15/20	204
75,000	Novelis Corp. 144A, 6.25%, 8/15/24 (b)	78
90,000	Sable International Finance Senior Secured Term
	Loan B2, 5.50%, 12/02/22 (e)	91
110,000	Sable International Finance Term Loan B1,
	5.50%, 12/02/22 (e)	111
200,000	United Continental Holdings Inc.,
	6.00%, 12/01/20 (a)	216
		1,949
Virgin Islands (British) (USD) (3%)
200,000	Arcos Dorados Holdings Inc. 144A,
	6.63%, 9/27/23 (b)	210
275,000	CLP Power Hong Kong Financing Ltd.,
	3.13%, 5/06/25	281
450,000	Sinopec Group Overseas Development 2015 Ltd.
	144A, 2.50%, 4/28/20 (b)	457
200,000	State Grid Overseas Investment 2016 Ltd. 144A, 2.88%, 5/18/26 (b)	199
		1,147
Total Bonds (Cost - $40,270)		41,348
Investment Company (4%)
1,771,362	Payden Cash Reserves Money Market Fund *
	(Cost - $1,771)	1,771
Total Investments (Cost - $42,041) (103%)		43,119
Liabilities in excess of Other Assets (-3%)		(1,454)
Net Assets (100%)		$41,665

*	Affiliated investment
(a)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $1,659 and the total market value of the collateral held by the Fund is $1,719. Amounts in 000s.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
2/23/2017	Chinese Yuan (Sell 1,386)	Barclays Bank PLC	$5

Liabilities:
11/18/2016	Mexican Peso (Sell 3,540)	Credit Suisse First Boston International	$—

11/23/2016	Russian Ruble (Buy 13,080)	HSBC Bank USA, N.A.	(3)

			$(3)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,659
Non-cash Collateral[2]	(1,659)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

82   Payden Mutual Funds

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments

Financial	22%
Consumer Staple	13%
Technology	11%
Consumer Discretionary	11%
Energy	9%
Other	34%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2016

Principal or Shares	Security Description	Value (000)
Stocks (95%)
Common Stock (80%)
Consumer Discretionary (11%)
225,200	Darden Restaurants Inc.	$14,591
653,000	Ford Motor Co.	7,666
379,300	Mattel Inc.	11,959
133,200	McDonald’s Corp.	14,994
655,600	Regal Entertainment Group (a)	14,102
300,900	Six Flags Entertainment Corp.	16,745
139,600	Target Corp.	9,595
		89,652
Consumer Staple (13%)
332,300	Altria Group Inc.	21,972
106,600	General Mills Inc.	6,607
107,700	Kimberly-Clark Corp.	12,322
184,500	Kraft Heinz Co.	16,411
49,900	PepsiCo Inc.	5,349
83,000	Philip Morris International Inc.	8,005
75,810	Procter & Gamble Co.	6,580
340,800	Reynolds American Inc.	18,771
137,300	Wal-Mart Stores Inc.	9,614
		105,631
Energy (3%)
116,900	Chevron Corp.	12,246
133,200	Exxon Mobil Corp.	11,098
		23,344
Financial (13%)
180,600	Arthur J Gallagher & Co.	8,710
160,800	Bank of Hawaii Corp.	12,084
252,900	BB&T Corp.	9,914
144,000	CME Group Inc.	14,414
295,600	Invesco Ltd.	8,304
313,400	JPMorgan Chase & Co.	21,706
665,100	KeyCorp.	9,391
350,400	Wells Fargo & Co.	16,122
		100,645
Healthcare (6%)
140,500	Johnson & Johnson	16,297

Principal or Shares	Security Description	Value (000)

349,200	Merck & Co. Inc.	$20,505
454,100	Pfizer Inc.	14,399
		51,201
Industrial (9%)
59,800	Boeing Co.	8,518
147,100	Emerson Electric Co.	7,455
627,700	General Electric Co.	18,266
91,100	Lockheed Martin Corp.	22,445
179,200	Waste Management Inc.	11,766
		68,450
Information Technology (4%)
106,100	International Business Machines Corp.	16,306
247,800	Qualcomm Inc.	17,029
		33,335
Material (2%)
148,400	Dow Chemical Co.	7,986
123,900	LyondellBasell Industries NV	9,856
		17,842
Technology (11%)
689,100	Cisco Systems Inc.	21,142
473,200	Intel Corp.	16,501
361,500	Maxim Integrated Products Inc.	14,326
136,800	Microchip Technology Inc.	8,283
270,800	Microsoft Corp.	16,226
278,400	Paychex Inc.	15,368
		91,846
Telecommunication (3%)
212,100	AT&T Inc.	7,803
299,700	Verizon Communications Inc.	14,416
		22,219
Utility (5%)
163,800	Ameren Corp.	8,182
104,500	Consolidated Edison Inc.	7,895
127,400	Duke Energy Corp.	10,194
157,300	Southern Co.	8,112
147,100	Westar Energy Inc.	8,432
		42,815
Total Common Stock		646,980

Annual Report   83

Principal or Shares	Security Description	Value (000)
Master Limited Partnership (5%)
726,800	Enterprise Products Partners LP	$18,344
224,400	Magellan Midstream Partners LP	15,086
203,600	Spectra Energy Partners LP	8,682
Total Master Limited Partnership		42,112
Preferred Stock (3%)
119,900	Kinder Morgan Inc./DE., 9.75% (a)	5,521
95,700	Bank of America Corp., 6.625%	2,610
103,000	BB&T Corp., 5.625%	2,726
60,000	Capital One Financial Corp., 5.20%	1,490
95,900	Discover Financial Services, 6.50%	2,512
208,000	Goldman Sachs Group Inc., 5.50%	5,422
110,900	US Bancorp, 6.50%	3,255
Total Preferred Stock		23,536
Real Estate Investment Trust (7%)
249,200	Equity Residential	15,388
149,700	Prologis Inc.	7,809
73,700	Public Storage	15,751
72,300	Simon Property Group Inc.	13,445
Total Real Estate Investment Trust		52,393
Total Stocks (Cost - $691,043)		765,021
Corporate Bond (2%)
6,000,000	Citigroup Inc., 6.30%, 12/29/49 (b)	6,150
6,000,000	JPMorgan Chase & Co., 6.10%, 10/29/49 (b)	6,313
4,000,000	PNC Financial Services Group Inc., 5.00%, 12/29/49 (b)	4,004
Total Corporate Bond (Cost - $16,513)		16,467

Principal or Shares	Security Description	Value (000)
Investment Company (6%)
43,298,700	Payden Cash Reserves Money Market Fund *
	(Cost - $43,299)	$43,299

Total Investments (Cost - $750,855) (103%)		824,787
Liabilities in excess of Other Assets (-3%)		(22,114)
Net Assets (100%)		$802,673

*	Affiliated investment
(a)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $14,900 and the total market value of the collateral held by the Fund is $15,095. Amounts in 000s.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$14,900
Non-cash Collateral[2]	(14,900)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

84   Payden Mutual Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

October 31, 2016

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$351,127	$447,186	$795,432
Affiliated investments, at value **	—	9,842	14,583
Repurchase agreements, at value ***	198,000	—	—
Foreign cash ****	—	1	2
Cash	—	—	3
Cash pledged for financial futures contracts	—	1	—
Cash pledged for centrally cleared swaps	—	—	—
Cash pledged for OTC derivatives	—	—	20
Due from affiliated fund	—	—	—
Receivable for:
Interest and dividends	325	1,004	2,810
Investments sold	—	9,903	—
Fund shares sold	1,826	31	504
Futures	—	—	12
Forward currency contracts	—	513	445
Variation margin on centrally cleared swaps	—	6	11
Receivable from Advisor (Note 3)	—	5	—
Other assets	34	26	44
Total Assets	551,312	468,518	813,866
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Due to broker	—	—	20
Due to affiliated fund	—	—	—
Forward currency contracts	—	—	—
Investments purchased	—	1,070	10,622
Fund shares redeemed	—	3,076	250
Futures	—	—	2
Distributions payable	42	8	92
Liability for securities on loan (Note 2)	—	959	1,419
Accrued expenses:
Investment advisory fees (Note 3)	28	—	163
Administration fees (Note 3)	68	59	102
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	2	6	10
Other liabilities	108	191	294
Total Liabilities	248	5,369	12,974
NET ASSETS	$551,064	$463,149	$800,892

NET ASSETS:
Paid in capital	$551,063	$468,325	$802,609
Undistributed net investment income (loss)	—	(8)	(92)
Undistributed net realized gains (losses) from investments	1	(3,548)	(1,594)
Net unrealized appreciation (depreciation) from:
Investments	—	(2,118)	(475)
Translation of assets and liabilities in foreign currencies	—	498	444
NET ASSETS	$551,064	$463,149	$800,892

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$551,064	$463,149	$800,892
Shares Outstanding	551,057	48,938	79,308
Net Asset Value Per Share	$ 1.00	$ 9.46	$ 10.10

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$351,127	$449,246	$795,766
** Affiliated investments, at cost	—	9,842	14,583
*** Repurchase agreements, at cost	198,000	—	—
**** Foreign cash, at cost	—	1	2

See notes to financial statements.

86   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$145,737	$425,349	$834,970	$139,554	$195,076	$76,710	$183,796
7,153	10,946	58,802	8,885	2,669	4,494	5,657
—	—	—	—	—	—	—
—	—	6	—	15	—	—
—	7	7,754	—	—	3	46
95	140	579	150	—	110	—
—	—	—	—	—	150	—
—	—	331	—	—	—	—
—	—	—	—	490	—	451

358	833	4,747	1,380	1,163	344	725
3,743	284	23,464	467	108	—	9,977
—	47	7	266	—	—	—
2	4	16	5	—	6	—
—	—	708	118	189	70	—
—	—	—	—	—	3	—
—	—	—	—	—	—	—
17	23	47	13	13	20	26

157,105	437,633	931,431	150,838	199,723	81,910	200,678

31	—	—	—	141	—	—
—	—	331	—	—	—	—
—	—	—	—	—	—	490
—	—	105	19	26	11	—
18,977	142,103	148,779	4,671	11,407	3,659	12,171
21	223	528	137	91	—	71
2	8	43	9	11	2	—
7	45	—	—	—	—	—
—	—	19,432	5,413	1,180	1,013	—
29	29	180	15	83	35	86
18	37	96	18	24	10	24
—	5	5	—	1	—	—
2	3	6	—	1	1	1
74	192	209	88	107	83	95

19,161	142,645	169,714	10,370	13,072	4,814	12,938

$137,944	$294,988	$761,717	$140,468	$186,651	$77,096	$187,740

$141,333	$317,821	$744,886	$135,085	$184,246	$77,008	$188,611
(3)	111	1,421	67	395	49	84
(3,784)	(31,936)	4,781	2,560	(125)	(697)	(2,188)
398	8,992	10,026	2,657	1,972	677	1,233
—	—	603	99	163	59	—

$137,944	$294,988	$761,717	$140,468	$186,651	$77,096	$187,740

$ 363	$ 22,331	$ 25,801	—	$ 5,781	$ 45	$ 282
34	2,280	2,382	—	572	5	28
$ 10.62	$ 9.79	$ 10.83	—	$ 10.10	$ 10.00	$ 10.00

$137,581	$272,657	$735,916	$140,468	$150,106	$63,996	$ 64,649
12,963	27,818	67,814	12,353	14,838	6,403	6,473
$ 10.61	$ 9.80	$ 10.85	$ 11.37	$ 10.12	$ 9.99	$ 9.99

—	—	—	—	$ 30,764	$13,055	$122,809
—	—	—	—	3,040	1,306	12,287
—	—	—	—	$ 10.12	$ 10.00	$ 10.00

$145,347	$416,406	$823,897	$136,963	$193,318	$75,996	$182,563
7,153	10,946	60,576	8,885	2,669	4,494	5,657
—	—	—	—	—	—	—
—	—	7	—	15	—	—

See notes to financial statements.

Annual Report   87

October 31, 2016

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$589,902	$54,615	$134,843
Affiliated investments, at value **	93,621	—	605
Foreign cash ***	—	—	—
Cash	—	805	—
Cash pledged for financial futures contracts	—	—	—
Cash pledged for OTC derivatives	—	—	—
Receivable for:
Interest and dividends	9,213	501	443
Investments sold	—	—	—
Fund shares sold	66	—	8
Futures	—	—	2
Forward currency contracts	387	—	232
Variation margin on centrally cleared swaps	—	—	2
Other assets	44	2	10
Total Assets	693,233	55,923	136,145
LIABILITIES:
Payable for:
Bank overdraft	—	—	8
Due to broker	—	—	—
Forward currency contracts	57	—	13
Investments purchased	9,943	—	330
Fund shares redeemed	1,056	29	—
Futures	—	—	2
Distributions payable	—	19	—
Liability for securities on loan (Note 2)	70,260	—	433
Accrued expenses:
Investment advisory fees (Note 3)	183	4	22
Administration fees (Note 3)	78	7	17
Distribution fees (Note 3)	5	—	—
Trustee fees and expenses	5	—	2
Other liabilities	225	56	101
Total Liabilities	81,812	115	928
NET ASSETS	$611,421	$55,808	$135,217

NET ASSETS:
Paid in capital	$628,714	$53,569	$136,741
Undistributed net investment income (loss)	610	(3)	1
Undistributed net realized gains (losses) from investments	(34,903)	835	(1,260)
Net unrealized appreciation (depreciation) from:
Investments	16,670	1,407	(484)
Translation of assets and liabilities in foreign currencies	330	—	219
NET ASSETS	$611,421	$55,808	$135,217

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	$24,206	—	—
Shares Outstanding	3,729	—	—
Net Asset Value Per Share	$6.49	—	—

Investor Class
Net Assets	$587,215	$55,808	$135,217
Shares Outstanding	90,842	5,361	13,461
Net Asset Value Per Share	$6.46	$10.41	$10.05

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$573,313	$53,208	$135,309
** Affiliated investments, at cost	93,540	—	605
*** Foreign cash, at cost	—	—	—

See notes to financial statements.

88   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$105,639	$1,133,483	$146,574	$41,348	$781,488
8,728	86,890	6,492	1,771	43,299
803	—	793	—	—
—	2,764	—	420	2
2	—	—	—	—
270	1,180	—	—	—

694	15,843	2,956	514	1,534
1,791	3,698	—	980	4,810
51	450	—	—	158
16	—	—	—	—
1,310	394	121	5	—
—	—	—	—	—
10	65	18	20	48
119,314	1,244,767	156,954	45,058	831,339

278	—	9	—	—
270	1,180	—	—	—
113	48	157	3	—
7,107	8,221	38	1,584	12,518
49	1,057	112	—	436
15	—	—	—	—
—	—	—	—	—
242	74,078	—	1,719	15,095
11	400	77	19	289

14	148	19	5	102
—	15	—	1	2
1	9	1	—	3
105	369	178	62	221
8,205	85,525	591	3,393	28,666
$111,109	$1,159,242	$156,363	$41,665	$802,673

$110,121	$1,159,284	$187,383	$40,969	$723,792
1	751	—	—	—
(1,856)	(30,170)	(21,083)	(384)	4,950

1,678	29,035	(9,859)	1,078	73,931
1,165	342	(78)	2	—
$111,109	$1,159,242	$156,363	$41,665	$802,673

—	$76,182	$123	$2,560	$8,313
—	5,458	18	253	566
—	$13.96	$6.95	$10.11	$14.69

$111,109	$478,082	$156,240	$3,655	$479,460
12,289	34,281	22,472	362	32,639
$9.04	$13.95	$6.95	$10.09	$14.69

—	$604,978	—	$35,450	$314,900
—	43,426	—	3,509	21,431
—	$13.93	—	$10.10	$14.69

$103,481	$1,104,448	$156,368	$40,270	$707,556
9,262	86,890	6,557	1,771	43,299
821	—	783	—	—

See notes to financial statements.

Annual Report   89

Period ended October 31, 2016

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 1,341	$ 5,149	$ 13,967
Dividend income	—	—	24
Dividend income from affiliated investment (Note 2)	—	4	5
Income from securities lending	—	3	1

Investment Income	1,341	5,156	13,997

EXPENSES:
Investment advisory fees (Note 3)	600	1,264	2,305
Administration fees (Note 3)	600	677	1,235
Shareholder servicing fees	—	241	526
Distribution fees (Note 3)	—	—	—
Custodian fees	23	51	73
Transfer agent fees	33	46	79
Registration and filing fees	38	29	36
Trustee fees and expenses	40	50	91
Printing and mailing costs	25	33	51
Loan commitment fees	—	9	16
Legal fees	10	13	25
Publication expense	12	11	21
Pricing fees	4	43	38
Fund accounting fees	48	62	113
Insurance	16	21	36
Audit fees	31	36	36
Other expenses	12	6	—

Gross Expenses	1,492	2,592	4,681
Expense subsidy (Note 3)	(548)	(1,402)	(920)

Net Expenses	944	1,190	3,761

Net Investment Income	397	3,966	10,236

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	1	(323)	(667)
Foreign currency transactions	—	120	(1,181)
Affiliated investments	—	—	—
Futures contracts	—	—	(376)
Swap contracts	—	34	207
Change in net unrealized appreciation (depreciation) from:
Investments	—	1,500	5,591
Translation of assets and liabilities in foreign currencies	—	557	358
Affiliated investments	—	—	—
Futures contracts	—	—	(77)
Swap contracts	—	(58)	(71)

Net Realized and Unrealized Gains (Losses)	1	1,830	3,784

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 398	$ 5,796	$ 14,020

See notes to financial statements.

90   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$1,932	$5,197	$20,578	$3,771	$5,211	$2,250	$7,123
—	—	—	—	182	—	104
12	6	1,622	3	4	2	12
—	—	18	2	4	—	—

1,944	5,203	22,218	3,776	5,401	2,252	7,239

393	760	1,998	350	980	328	942
210	422	1,070	150	267	99	257
16	438	208	83	68	12	9
2	57	60	—	15	—	—
22	44	61	17	33	25	22
32	56	69	19	42	34	43
26	31	51	20	30	33	34
16	31	76	9	19	7	18
10	19	46	6	12	5	11
3	5	14	1	3	1	3
4	8	26	2	5	2	5
7	10	18	5	7	3	8
11	29	33	14	36	35	17
21	41	97	14	26	11	25
6	14	32	3	7	3	9
35	38	40	38	41	44	52
1	1	10	7	5	1	2

815	2,004	3,909	738	1,596	643	1,457
(182)	(540)	—	(89)	(209)	(210)	(291)

633	1,464	3,909	649	1,387	433	1,166

1,311	3,739	18,309	3,127	4,014	1,819	6,073

781	3,399	12,092	2,281	1,299	(150)	(653)
—	—	(1,767)	(77)	(430)	(107)	—
—	—	38	—	—	—	—
(89)	(135)	(2,804)	389	(455)	(114)	—
70	(2)	—	(15)	100	(108)	—

(92)	2,039	7,383	1,949	2,488	820	2,449
—	—	602	85	148	59	—
—	—	1,212	—	—	—	—
48	28	445	62	152	(6)	—
—	—	—	—	—	(20)	—

718	5,329	17,201	4,674	3,302	374	1,796

$2,029	$9,068	$35,510	$7,801	$7,316	$2,193	$7,869

See notes to financial statements.

Annual Report   91

Period ended October 31, 2016

Numbers in 000s

		Payden
	Payden	California	Payden
	High Income	Municipal Income	Global Low
	Fund	Fund	Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$33,345	$1,186	$2,232
Dividend income	711	—	3
Dividend income from affiliated investment (Note 2)	539	—	1
Income from securities lending	162	—	—
Foreign tax withholdings	—	—	—

Investment Income	34,757	1,186	2,236

EXPENSES:
Investment advisory fees (Note 3)	2,089	163	400
Administration fees (Note 3)	895	76	200
Shareholder servicing fees	441	20	69
Distribution fees (Note 3)	32	—	—
Custodian fees	37	3	30
Transfer agent fees	98	16	27
Registration and filing fees	53	2	19
Trustee fees and expenses	64	5	15
Printing and mailing costs	37	4	10
Loan commitment fees	11	1	2
Legal fees	23	1	4
Publication expense	19	4	6
Pricing fees	17	18	33
Fund accounting fees	80	9	21
Insurance	31	2	7
Audit fees	46	36	38
Other expenses	—	1	1

Gross Expenses	3,973	361	882
Expense subsidy (Note 3)	—	(82)	(149)

Net Expenses	3,973	279	733

Net Investment Income	30,784	907	1,503

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(13,238)	836	(496)
Foreign currency transactions	(346)	—	(51)
Affiliated investments	(47)	—	—
Futures contracts	(241)	—	(118)
Swap contracts	137	—	11
Change in net unrealized appreciation (depreciation) from:
Investments	18,340	(238)	1,083
Translation of assets and liabilities in foreign currencies	362	—	166
Affiliated investments	464	—	—
Futures contracts	179	—	35
Swap contracts	—	—	(11)

Net Realized and Unrealized Gains (Losses)	5,610	598	619

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,394	$1,505	$2,122

See notes to financial statements.

92   Payden Mutual Funds

		Payden	Payden
Payden	Payden	Emerging	Emerging Markets	Payden
Global Fixed	Emerging Markets	Markets Local	Corporate	Equity Income
Income Fund	Bond Fund	Bond Fund	Bond Fund	Fund

$ 1,637	$ 64,066	$ 8,835	$ 2,004	$ 75
—	—	—	—	25,022
415	13	201	1	24
1	97	—	3	245
—	(53)	(111)	—	—

2,053	64,123	8,925	2,008	25,366

280	4,652	835	313	3,398
140	1,551	209	59	1,019
128	761	1	1	322
—	97	—	2	13
43	97	101	8	35
23	112	28	34	81
22	58	27	30	40
9	112	15	4	70
6	71	8	3	42
2	20	2	1	12
3	36	4	1	19
5	26	7	5	16
29	23	20	14	3
15	139	20	8	94
4	50	7	2	29
37	45	43	43	36
3	15	3	—	21

749	7,865	1,330	528	5,250
(143)	(346)	28	(190)	(245)

606	7,519	1,358	338	5,005

1,447	56,604	7,567	1,670	20,361

832	1,725	(9,444)	193	1,943
(1,808)	(989)	(548)	(44)	—
(377)	—	—	—	—
(592)	—	—	—	4,350
—	—	—	—	—
2,959	66,917	15,967	1,778	29,648
1,085	1,350	210	27	—
585	—	225	—	—
19	—	—	—	—
—	—	—	—	—

2,703	69,003	6,410	1,954	35,941

$ 4,150	$ 125,607	$ 13,977	$ 3,624	$ 56,302

See notes to financial statements.

Annual Report   93

For the period ended October 31, 2016 and year ended October 31, 2015

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$397	$40	$3,966	$2,233
Net realized gains (losses) on investments	1	6	(169)	1,124
Change in net unrealized appreciation/(depreciation)	—	—	1,999	(2,509)
Change in Net Assets Resulting from Operations	398	46	5,796	848

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	—
Investor Class	(397)	(40)	(3,734)	(1,596)
Net realized gains from investments:
Adviser Class	(1)	—	—	—
Investor Class	(1)	—	—	—
Return of capital:
Investor Class	—	—	(220)	(1,266)
Change in Net Assets from Distributions to Shareholders	(399)	(40)	(3,954)	(2,862)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	32,900,960	30,676,204	418,507	411,658
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	104	14	3,877	2,750
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(32,742,390)	(30,774,499)	(384,073)	(308,069)
Change in Net Assets from Capital Transactions	158,674	(98,281)	38,311	106,339
Total Change in Net Assets	158,673	(98,275)	40,153	104,325

NET ASSETS:
Beginning of period	392,391	490,666	422,996	318,671
End of period	$551,064	$392,391	$463,149	$422,996

Accumulated net investment income/(loss)	$—	$—	$(8)	$(9)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	392,383	490,664	44,892	33,648
Shares sold	32,900,960	30,676,204	44,376	43,514
Shares issued in reinvestment of distributions	104	14	411	291
Shares redeemed	(32,742,390)	(30,774,499)	(40,741)	(32,561)
Change in shares outstanding	158,674	(98,281)	4,046	11,244
Outstanding shares at end of period	551,057	392,383	48,938	44,892

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	130,869	159,806
Sale of investments (excluding government)	—	—	132,501	126,143
Purchase of government securities	—	—	15,476	18,796
Sale of government securities	—	—	16,815	6,880

See notes to financial statements.

94   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2016	2015	2016	2015	2016	2015	2016	2015

$10,236	$9,868	$1,311	$1,036	$3,739	$4,366	$18,309	$14,498
(2,017)	138	762	94	3,262	314	7,559	3,564
5,801	(5,409)	(44)	99	2,067	1,041	9,642	(7,773)
14,020	4,597	2,029	1,229	9,068	5,721	35,510	10,289

—	—	(9)	(12)	(655)	(778)	(19,746)	(549)
(9,654)	(9,704)	(2,288)	(1,845)	(8,033)	(9,730)	(631)	(16,315)

—	—	—	—	—	—	(29)	(150)
—	(3,410)	—	—	—	—	(815)	(4,359)

(410)	(207)	—	—	—	—	—	—
(10,064)	(13,321)	(2,297)	(1,857)	(8,688)	(10,508)	(21,221)	(21,373)

—	—	219	1,459	8,698	7,721	5,520	20,936
440,278	630,953	13,640	25,583	63,944	44,178	116,425	149,778

—	—	9	12	638	619	661	700
8,935	11,794	2,206	1,770	7,574	8,884	20,044	20,144

—	—	(1,538)	(173)	(10,376)	(8,500)	(5,144)	(2,359)
(472,939)	(646,566)	(11,420)	(23,820)	(54,478)	(74,856)	(75,227)	(92,147)
(23,726)	(3,819)	3,116	4,831	16,000	(21,954)	62,279	97,052
(19,770)	(12,543)	2,848	4,203	16,380	(26,741)	76,568	85,968

820,662	833,205	135,096	130,893	278,608	305,349	685,149	599,181
$800,892	$820,662	$137,944	$135,096	$294,988	$278,608	$761,717	$685,149

$(92)	$(98)	$(3)	$(4)	$111	$65	$1,421	$464

—	—	158	36	2,386	2,402	2,289	505
—	—	20	137	889	781	517	1,939
—	—	1	1	65	62	62	65
—	—	(145)	(16)	(1,060)	(859)	(486)	(220)
—	—	(124)	122	(106)	(16)	93	1,784
—	—	34	158	2,280	2,386	2,382	2,289

81,675	82,101	12,547	12,221	26,086	28,291	62,115	54,894
43,797	62,468	1,283	2,393	6,521	4,467	10,873	13,880
888	1,169	207	166	773	898	1,870	1,877
(47,052)	(64,063)	(1,074)	(2,233)	(5,562)	(7,570)	(7,044)	(8,536)
(2,367)	(426)	416	326	1,732	(2,205)	5,699	7,221
79,308	81,675	12,963	12,547	27,818	26,086	67,814	62,115

300,586	259,402	1,668	276	2,237	944	394,479	295,999
313,221	376,572	2,947	1,051	4,460	1,371	379,364	172,322
39,546	14,091	46,808	38,152	106,396	65,256	92,519	48,561
24,631	25,829	70,609	40,012	45,360	88,326	65,856	33,463

See notes to financial statements.

Annual Report   95

For the period ended October 31, 2016 and year ended October 31, 2015

Numbers in 000s

	Payden Corporate		Payden Strategic
	Bond Fund		Income Fund
	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$3,127	$2,195	$4,014	$2,687
Net realized gains (losses) on investments	2,578	823	514	(231)
Change in net unrealized appreciation/(depreciation)	2,096	(1,445)	2,788	(33)
Change in Net Assets Resulting from Operations	7,801	1,573	7,316	2,423
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	(120)	(114)
Investor Class	(3,089)	(2,118)	(3,050)	(1,866)
SI Class	—	—	(833)	(754)
Net realized gains from investments:
Adviser Class	—	—	—	(8)
Investor Class	(835)	(1,780)	—	(124)
SI Class	—	—	—	(49)
Return of capital:
Adviser Class	—	—	—	(6)
Investor Class	—	—	—	(98)
Institutional Class	—	—	—	(39)
Change in Net Assets from Distributions to Shareholders	(3,924)	(3,898)	(4,003)	(3,058)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	563	4,719
Investor Class	89,325	25,274	53,637	72,935
SI Class	—	—	108	10,695
Reinvestment of distributions:
Adviser Class	—	—	110	128
Investor Class	3,806	3,868	3,005	2,033
SI Class	—	—	820	833
Cost of fund shares redeemed:
Adviser Class	—	—	(1,784)	(952)
Investor Class	(28,082)	(24,921)	(17,973)	(21,223)
SI Class	—	—	(8,500)	(6,248)
Change in Net Assets from Capital Transactions	65,049	4,221	29,986	62,920
Total Change in Net Assets	68,926	1,896	33,299	62,285
NET ASSETS:
Beginning of period	71,542	69,646	153,352	91,067
End of period	$140,468	$71,542	$186,651	$153,352

Accumulated net investment income/(loss)	$67	$29	$395	$—

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	684	294
Shares sold	—	—	56	473
Shares issued in reinvestment of distributions	—	—	11	13
Shares redeemed	—	—	(179)	(96)
Change in shares outstanding	—	—	(112)	390
Outstanding shares at end of period	—	—	572	684

Investor Class:
Outstanding shares at beginning of period	6,520	6,125	10,927	5,546
Shares sold	8,036	2,283	5,398	7,305
Shares issued in reinvestment of distributions	344	350	300	204
Shares redeemed	(2,547)	(2,238)	(1,787)	(2,128)
Change in shares outstanding	5,833	395	3,911	5,381
Outstanding shares at end of period	12,353	6,520	14,838	10,927

SI Class:
Outstanding shares at beginning of period	—	—	3,794	3,273
Shares sold	—	—	10	1,061
Shares issued in reinvestment of distributions	—	—	82	84
Shares redeemed	—	—	(846)	(624)
Change in shares outstanding	—	—	(754)	521
Outstanding shares at end of period	—	—	3,040	3,794

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	207,271	79,672	91,047	86,658
Sale of investments (excluding government)	141,458	73,694	74,573	36,290
Purchase of government securities	1,000	—	23,890	5,476
Sale of government securities	897	—	17,998	2,368

(1)  Fund commenced operations on November 6, 2014.

See notes to financial statements.

96   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Income Fund
2016	2015(1)	2016	2015	2016	2015	2016	2015

$1,819	$867	$6,073	$5,528	$30,784	$35,359	$907	$974
(479)	(237)	(653)	(1,527)	(13,735)	(20,546)	836	549
853	(117)	2,449	622	19,345	(21,372)	(238)	(700)
2,193	513	7,869	4,623	36,394	(6,559)	1,505	823

(1)	—	(5)	(3)	(622)	(551)	—	—
(1,217)	(541)	(1,851)	(1,645)	(30,226)	(35,146)	(906)	(974)
(505)	(354)	(4,234)	(3,810)	—	—	—	—

—	—	—	—	—	(140)	—	—
—	—	—	(160)	—	(26,457)	(549)	(342)
—	—	—	(408)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(1,723)	(895)	(6,090)	(6,026)	(30,848)	(62,294)	(1,455)	(1,316)

20	46	1,046	659	43,127	51,663	—	—
26,655	42,664	30,915	19,388	129,566	123,488	16,628	12,840
2,875	19,135	9,097	6,951	—	—	—	—

1	—	6	3	617	395	—	—
1,214	540	1,799	1,761	23,680	46,728	1,099	1,012
385	254	3,111	3,122	—	—	—	—

(12)	(10)	(899)	(575)	(39,451)	(35,242)	—	—
(6,294)	(839)	(11,218)	(24,795)	(175,480)	(232,997)	(7,907)	(14,150)
(9,205)	(421)	(14,508)	(4,924)	—	—	—	—
15,639	61,369	19,349	1,590	(17,941)	(45,965)	9,820	(298)
16,109	60,987	21,128	187	(12,395)	(114,818)	9,870	(791)

60,987	—	166,612	166,425	623,816	738,634	45,938	46,729
$77,096	$60,987	$187,740	$166,612	$611,421	$623,816	$55,808	$45,938

$49	$89	$84	$95	$610	$171	$(3)	$(4)

4	—	13	4	3,099	560	—	—
2	5	105	66	6,723	7,827	—	—
—	—	1	—	96	61	—	—
(1)	(1)	(91)	(57)	(6,189)	(5,349)	—	—
1	4	15	9	630	2,539	—	—
5	4	28	13	3,729	3,099	—	—

4,245	—	4,296	4,673	94,370	103,767	4,421	4,449
2,673	4,275	3,136	1,949	20,723	18,661	1,591	1,236
122	54	182	177	3,750	7,076	106	97
(637)	(84)	(1,141)	(2,503)	(28,001)	(35,134)	(757)	(1,361)
2,158	4,245	2,177	(377)	(3,528)	(9,397)	940	(28)
6,403	4,245	6,473	4,296	90,842	94,370	5,361	4,421

1,896	—	12,531	12,008	—	—	—	—
290	1,913	915	700	—	—	—	—
39	25	316	313	—	—	—	—
(919)	(42)	(1,475)	(490)	—	—	—	—
(590)	1,896	(244)	523	—	—	—	—
1,306	1,896	12,287	12,531	—	—	—	—

39,695	67,321	101,373	61,337	268,965	199,578	38,671	19,466
22,959	21,172	68,116	68,747	254,039	306,860	27,678	21,103
5,364	8,772	1,467	1,350	4,000	5,950	—	—
6,069	2,990	—	—	—	—	—	—

See notes to financial statements.

Annual Report   97

For the period ended October 31, 2016 and year ended October 31, 2016

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,503	$1,460	$1,447	$1,104
Net realized gains (losses) on investments	(654)	(51)	(1,945)	1,250
Change in net unrealized appreciation/(depreciation)	1,273	(1,033)	4,648	(1,198)
Change in Net Assets Resulting from Operations	2,122	376	4,150	1,156
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	—
Investor Class	(1,177)	(202)	(1,203)	(1,243)
SI Class	—	—	—	—
Net realized gains from investments:
Adviser Class	—	—		—
Investor Class	—	—	(927)	—
SI Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	(421)	(1,293)	(200)	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,598)	(1,495)	(2,330)	(1,243)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	33,079	40,486	55,605	45,868
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	1,538	1,465	2,267	1,181
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(30,268)	(50,453)	(28,876)	(17,348)
SI Class	—	—	—	—
Proceeds from redemption fees (Note 3):	—	—	—
Investor Class	—	—	—	—
Change in Net Assets from Capital Transactions	4,349	(8,502)	28,996	29,701
Total Change in Net Assets	4,873	(9,621)	30,816	29,614
NET ASSETS:
Beginning of period	130,344	139,965	80,293	50,679
End of period	$135,217	$130,344	$111,109	$80,293

Accumulated net investment income/(loss)	$1	$—	$1	$—

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	13,026	13,857	9,051	5,733
Shares sold	3,308	4,025	6,194	5,137
Shares issued in reinvestment of distributions	154	145	256	132
Shares redeemed	(3,027)	(5,001)	(3,212)	(1,951)
Change in shares outstanding	435	(831)	3,238	3,318
Outstanding shares at end of period	13,461	13,026	12,289	9,051

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	53,571	41,834	94,377	55,119
Sale of investments (excluding government)	48,758	61,908	69,549	26,073
Purchase of government securities	5,190	1,789	4,547	—
Sale of government securities	4,506	3,745	980	—

See notes to financial statements.

98   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2016	2015	2016	2015	2016	2015	2016	2015

$56,604	$46,944	$7,567	$7,842	$1,670	$1,743	$20,361	$14,020
736	(17,985)	(9,992)	(28,808)	149	(558)	6,293	(2,318)
68,267	(52,587)	16,402	(7,525)	1,805	(1,733)	29,648	1,237
125,607	(23,628)	13,977	(28,491)	3,624	(548)	56,302	12,939

(2,219)	(1,218)	—	—	(26)	(1)	(153)	(121)
(24,102)	(20,184)	—	—	(104)	(63)	(11,553)	(7,963)
(31,889)	(24,842)	—	—	(1,534)	(1,658)	(9,426)	(7,020)

—	—	—	—	—	—	—	(142)
—	—	—	—	—	(27)	—	(8,590)
—	—	—	—	—	(703)	—	(5,610)

—	—	(8)	(15)	—	—	—	—
—	—	(7,422)	(7,658)	—	—	—	—
—	—	—	—	—	—	—	—
(58,210)	(46,244)	(7,430)	(7,673)	(1,664)	(2,452)	(21,132)	(29,446)

57,697	14,036	63	2	3,887	280	4,499	471
143,294	182,808	42,327	59,947	2,016	240	226,747	63,261
30,485	83,704	—	—	1,500	1,000	17,900	89,159

2,146	1,160	7	14	26	2	148	250
22,349	18,869	2,512	5,039	104	89	11,426	16,272
31,507	23,830	—	—	237	539	6,650	11,088

(14,938)	(5,410)	(123)	(166)	(1,378)	(479)	(1,096)	(762)
(131,941)	(133,459)	(21,109)	(77,758)	(4)	(337)	(59,562)	(64,203)

(12,863)	(3,604)	—	—	(2,700)	(5,718)	(2,573)	(2,364)
—	—	—	—	—	—	—	—
127,736	181,934	23,677	(12,922)	3,688	(4,384)	204,139	113,172
195,133	112,062	30,224	(49,086)	5,648	(7,384)	239,309	96,665

964,109	852,047	126,139	175,225	36,017	43,401	563,364	466,699
$1,159,242	$964,109	$156,363	$126,139	$41,665	$36,017	$802,673	$563,364

$751	$2,370	$—	$—	$—	$18	$—	1,352

2,251	1,526	25	47	2	21	327	329
4,166	1,044	10	—	391	28	302	34
158	86	1	2	2	—	10	18
(1,117)	(405)	(18)	(24)	(142)	(47)	(73)	(54)
3,207	725	(7)	(22)	251	(19)	239	(2)
5,458	2,251	18	25	253	2	566	327

31,843	26,923	18,911	20,626	146	147	20,120	19,126
10,748	13,481	6,451	7,873	206	24	15,921	4,471
1,665	1,404	374	683	11	9	789	1,165
(9,975)	(9,965)	(3,264)	(10,271)	(1)	(34)	(4,191)	(4,642)
2,438	4,920	3,561	(1,715)	216	(1)	12,519	994
34,281	31,843	22,472	18,911	362	146	32,639	20,120

39,662	31,951	—	—	3,594	4,005	19,866	12,978
2,339	6,202	—	—	158	103	1,287	6,261
2,353	1,774	—	—	24	54	460	795
(928)	(265)	—	—	(267)	(568)	(182)	(168)
3,764	7,711	—	—	(85)	(411)	1,565	6,888
43,426	39,662	—	—	3,509	3,594	21,431	19,866

595,562	670,779	112,415	153,461	33,294	35,213	357,391	357,104
469,277	493,181	91,309	163,724	27,893	40,989	165,301	258,702
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

See notes to financial statements.

Annual Report   99

October 31, 2016

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report includes eighteen of the Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the Funds, other than the Cash Reserves Money Market Fund and High Income Funds, has been classified as non-diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

100   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted

Annual Report   101

to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Payden Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such

102   Payden Mutual Funds

risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of

Annual Report   103

Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2016

(000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Credit[1]	—	(58)
Foreign currency[2]	513	—

Total	513	(58)

Low Duration
Credit[1]	—	(105)
Interest rate[1,3]	166	(59)
Foreign currency[2]	445	—

Total	611	(164)

U.S. Government
Interest rate[1,3]	27	(15)

GNMA
Interest rate[1,3]	122	(30)

Core Bond
Interest rate[1]	954	(227)
Foreign currency[2,4]	708	(105)

Total	1,662	(332)

Corporate Bond
Interest rate[1]	88	(22)
Foreign currency[2,4]	118	(19)

Total	206	(41)

Strategic Income
Interest rate[1]	214	—
Foreign currency[2,4]	189	(26)

Total	403	(26)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Absolute Return Bond
Credit [1]	—	(20)
Equity[3]	19	—
Interest rate[1,3]	55	(67)
Foreign currency[2,4]	70	(11)

Total	144	(98)

High Income
Foreign currency[2,4]	387	(57)

Global Low Duration
Credit[1]	—	(17)
Interest rate[1,3]	42	(18)
Foreign currency[2,4]	232	(13)

Total	274	(48)

Global Fixed Income
Interest rate[1]	168	(114)
Foreign currency[2,4]	1,310	(113)

Total	1,478	(227)

Emerging Markets Bond
Foreign currency[2,4]	394	(48)

Emerging Markets Local Bond
Foreign currency[2,4]	121	(157)

Emerging Markets Corporate Bond
Foreign currency[2,4]	5	(3)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.
2	Receivable for forward currency contracts.
3	Includes options purchased at value as reported in the Schedule of Investments.
4	Payable for forward currency contracts.

The Effect of Derivative Instruments on the Statements of

Operations

For the Period Ended October 31, 2016 (000s)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Credit	—	—	—	$34	$34
Interest rate	—	—	$(86)	—	(86)
Foreign exchange	—	$120	—	—	120

Total	—	120	(86)	34	68

104   Payden Mutual Funds

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Low Duration
Credit	—	—	—	$207	$207
Equity	—	—	$(61)	—	(61)
Interest rate	$(376)	—	(575)	—	(951)
Foreign exchange	—	$(1,181)	—	—	(1,181)

Total	(376)	(1,181)	(636)	207	(1,986)

U.S. Government
Interest rate	(89)	—	(41)	70	(60)

GNMA
Interest rate	(135)	—	(121)	(2)	(258)

Core Bond
Interest rate	(2,804)	—	—	—	(2,804)
Foreign exchange	—	(1,767)	—	—	(1,767)

Total	(2,804)	(1,767)	—	—	(4,571)

Corporate Bond
Credit	—	—	—	12	12
Interest rate	389	—	—	(27)	362
Foreign exchange	—	(77)	—	—	(77)

Total	389	(77)	—	(15)	297

Strategic Income
Credit	—	—	—	100	100
Interest rate	(455)	—	—	—	(455)
Foreign exchange	—	(430)	—	—	(430)

Total	(455)	(430)	—	100	(785)

Absolute Return Bond
Credit	—	—	—	(108)	(108)
Equity	—	—	(374)	—	(374)
Interest rate	(114)	—	—	—	(114)
Foreign exchange	—	(107)	—	—	(107)

Total	(114)	(107)	(374)	(108)	(703)

High Income
Credit	—	—	—	137	137
Equity	—	—	(386)	—	(386)
Interest rate	(241)	—	—	—	(241)
Foreign exchange	—	(346)	—	—	(346)

Total	(241)	(346)	(386)	137	(836)

Global Low Duration
Credit	—	—	—	35	35
Equity	—	—	(10)	—	(10)
Interest rate	(118)	—	(164)	(24)	(306)
Foreign exchange	—	(51)	—	—	(51)

Total	(118)	(51)	(174)	11	(332)

Global Fixed Income
Interest rate	(592)	—	—	—	(592)
Foreign exchange	—	(1,808)	—	—	(1,808)

Total	(592)	(1,808)	—	—	(2,400)

Emerging Markets Bond
Foreign exchange	—	(989)	—	—	(989)

Emerging Markets Local Bond
Foreign exchange	—	(548)	—	—	(548)

Emerging Markets Corporate Bond
Foreign exchange	—	(44)	—	—	(44)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Equity Income
Equity	$4,350	—	$(379)	—	$3,971

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statements of

Operations

For the Period Ended October 31, 2016 (000s)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Credit	—	—	—	$(58)	$(58)
Interest rate	—	—	$39	—	39
Foreign exchange	—	$557	—	—	557

Total	—	557	39	(58)	538

Low Duration
Credit	—	—	—	(71)	(71)
Interest rate	$(77)	—	168	—	91
Foreign exchange	—	358	—	—	358

Total	(77)	358	168	(71)	378

U.S. Government
Interest rate	48	—	23	—	71

GNMA
Interest rate	28	—	98	—	126

Core Bond
Interest rate	445	—	—	—	445
Foreign exchange	—	602	—	—	602

Total	445	602	—	—	1,047

Corporate Bond
Interest rate	62	—	—	—	62
Foreign exchange	—	85	—	—	85

Total	62	85	—	—	147

Strategic Income
Interest Rate	152	—	—	—	152
Foreign exchange	—	148	—	—	148

Total	152	148	—	—	300

Annual Report   105

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Absolute Return Bond
Credit	—	—	—	$(20)	$(20)
Equity	—	—	$2	—	2
Interest rate	$(6)	—	—	—	(6)
Foreign exchange	—	$59	—	—	59

Total	(6)	59	2	(20)	35

High Income
Interest rate	179	—	—	—	179
Foreign exchange	—	362	—	—	362

Total	179	362	—	—	541

Global Low Duration
Credit	—	—	—	(11)	(11)
Interest rate	35	—	103	—	138
Foreign exchange	—	166	—	—	166

Total	35	166	103	(11)	293

Global Fixed Income
Interest rate	19	—	—	—	19
Foreign exchange	—	1,085	—	—	1,085

Total	19	1,085	—	—	1,104

Emerging Markets Bond
Foreign exchange	—	1,350	—	—	$1,350

Emerging Markets Local Bond
Foreign exchange	—	210	—	—	210

Emerging Markets Corporate Bond
Foreign exchange	—	27	—	—	27

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which includes other currency related appreciation (depreciation).
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2016 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	7%	2%	0%	0%
Low Duration	4%	2%	5%	0%
U.S. Government	0%	0%	18%	0%
GNMA	0%	0%	20%	0%
Core Bond	9%	0%	11%	0%
Corporate Bond	6%	0%	22%	0%
Strategic Income	9%	0%	8%	0%
Absolute Return Bond	10%	6%	16%	0%
High Income	6%	1%	2%	0%
Global Low Duration	10%	2%	25%	0%
Global Fixed Income	74%	0%	37%	1%
Emerging Markets Bond	5%	0%	0%	0%
Emerging Markets Local Bond	13%	0%	0%	0%
Emerging Markets Corporate Bond	2%	0%	0%	0%
Equity Income	0%	0%	0%	2%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs

106   Payden Mutual Funds

certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/ pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2016, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Limited Maturity
Derivative Financial Instruments:
Centrally Cleared Swaps	$6	—
Forward Currency Contracts	513	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	519	—
Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(88)	—

Total derivative assets and liabilities subject to a MNA	$431	—

Low Duration
Derivative Financial Instruments:
Futures Contracts	$12	$2
Centrally Cleared Swaps	11	—
Purchased Put Options[1]	143	—
Forward Currency Contracts	445	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	611	2

Derivatives not subject to a MNA		(2)

Total derivative assets and liabilities subject to a MNA	$611	—

U.S. Government
Derivative Financial Instruments:
Futures Contracts	$2	$2
Purchased Put Options[1]	4	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	6	2

Derivatives not subject to a MNA	(6)	(2)

Total derivative assets and liabilities subject to a MNA	—	—

GNMA
Derivative Financial Instruments:
Futures Contracts	$4	$8
Purchased Put Options[1]	43	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	47	8

Derivatives not subject to a MNA	(47)	(8)

Total derivative assets and liabilities subject to a MNA	—	—

Annual Report   107

	Assets	Liabilities
Core Bond
Derivative Financial Instruments:
Futures Contracts	$16	$43
Forward Currency Contracts	708	105
Total derivative assets and liabilities in the Statements of Assets and Liabilities	724	148

Derivatives not subject to a MNA	(68)	(43)

Total derivative assets and liabilities subject to a MNA	$656	$105

Corporate Bond
Derivative Financial Instruments:
Futures Contracts	$5	$9
Forward Currency Contracts	118	19

Total derivative assets and liabilities in the Statements of Assets and Liabilities	123	28

Derivatives not subject to a MNA	(5)	(9)

Total derivative assets and liabilities subject to a MNA	$118	$19

Strategic Income
Derivative Financial Instruments:
Futures Contracts	—	$11
Forward Currency Contracts	$189	26

Total derivative assets and liabilities in the Statements of Assets and Liabilities	189	37

Derivatives not subject to a MNA	—	(11)

Total derivative assets and liabilities subject to a MNA	$189	$26

Absolute Return Bond
Derivative Financial Instruments:
Futures Contracts	$6	$2
Centrally Cleared Swaps	3	—
Purchased Put Options[1]	24	—
Forward Currency Contracts	70	11

Total derivative assets and liabilities in the Statements of Assets and Liabilities	103	13

Derivatives not subject to a MNA	(38)	(2)

Total derivative assets and liabilities subject to a MNA	$65	$11

High Income
Derivative Financial Instruments:
Forward Currency Contracts	$387	$57

Total derivative assets and liabilities in the Statements of Assets and Liabilities	387	57

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$387	$57

	Assets	Liabilities
Global Low Duration
Derivative Financial Instruments:
Futures Contracts	$2	$2
Centrally Cleared Swaps	2	—
Purchased Call Options[1]	1	—
Purchased Put Options[1]	24	—
Forward Currency Contracts	232	13

Total derivative assets and liabilities in the Statements of Assets and Liabilities	261	15

Derivatives not subject to a MNA	(83)	(2)

Total derivative assets and liabilities subject to a MNA	$178	$13

Global Fixed Income
Derivative Financial Instruments:
Futures Contracts	$16	$15
Forward Currency Contracts	1,310	113

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,326	128

Derivatives not subject to a MNA	(168)	(15)

Total derivative assets and liabilities subject to a MNA	$1,158	$113

Emerging Market Bond
Derivative Financial Instruments:
Forward Currency Contracts	$394	$48

Total derivative assets and liabilities in the Statements of Assets and Liabilities	394	48

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$394	$48

Emerging Market Local Bond
Derivative Financial Instruments:
Forward Currency Contracts	$121	$157

Total derivative assets and liabilities in the Statements of Assets and Liabilities	121	157

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$121	$157

Emerging Market Corporate Bond
Derivative Financial Instruments:
Forward Currency Contracts	$5	$3

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5	3

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$5	$3

[1]	Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

108   Payden Mutual Funds

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2016 (000s):

Limited Maturity

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$82	—	—	—	$82
HSBC Bank USA, N.A	312	—	$(312)	—	—
Royal Bank of Canada	37	—	—	—	37

Total	$431	—	$(312)	—	$119

Low Duration

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
HSBC Bank USA, N.A	$351	—	$(323)	—	$28
Royal Bank of Canada	43	—	—	$(20)	23

Total	$394	—	$(323)	$(20)	$51

Core Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]

Barclays Bank PLC	$206	—	—	—	$206
BNP PARIBAS	116	$(71)	—	—	45
Royal Bank of Canada	148	(34)	—	—	114
State Street Bank & Trust Co.	186	—	—	$(186)	—

Total	$656	$(105)	—	$(186)	$365

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

BNP PARIBAS	$71	$(71)	—	—	—
Royal Bank of Canada	34	(34)	—	—	—

Total	$105	$(105)	—	—	—

Annual Report   109

Corporate Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset [3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

BNP PARIBAS	$21	$(13)	—	—	$8
Barclays Bank PLC	36	—	—	—	36
Royal Bank of Canada	27	(6)	—	—	21
State Street Bank & Trust Co.	34	—	—	—	34

Total	$118	$(19)	—	—	$99

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

BNP PARIBAS	$13	$(13)	—	—	—
Royal Bank of Canada	6	(6)	—	—	—

Total	$19	$(19)	—	—	—

Strategic Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

Barclays Bank PLC	$54	—	—	—	$54
BNP PARIBAS	29	$(18)	—	—	11
Credit Suisse	21	—	—	—	21
Royal Bank of Canada	37	(8)	—	—	29
State Street Bank & Trust Co.	48	—	—	—	48

Total	$189	$(26)	—	—	$163

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

BNP PARIBAS	$18	$(18)	—	—	—
Royal Bank of Canada	8	(8)	—	—	—

Total	$26	$(26)	—	—	—

Absolute Return Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

BNP PARIBAS	$12	$(7)	—	—	$5
Barclays Bank PLC	20	—	—	—	20
Royal Bank of Canada	14	(4)	—	—	10
State Street Bank & Trust Co.	19	—	—	—	19

Total	$65	$(11)	—	—	$54

110   Payden Mutual Funds

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

BNP PARIBAS	$7	$(7)	—	—	—
Royal Bank of Canada	4	(4)	—	—	—

Total	$11	$(11)	—	—	—

High Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

BNP PARIBAS	$64	$(39)	—	—	$25
Barclays Bank PLC	137	—	—	—	137
Royal Bank of Canada	85	(18)	—	—	67
State Street Bank & Trust Co.	101	—	—	—	101

Total	$387	$(57)	—	—	$330

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

BNP PARIBAS	$39	$(39)	—	—	—
Royal Bank of Canada	18	(18)	—	—	—

Total	$57	$(57)	—	—	—

Global Low Duration

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

Barclays Bank PLC	$56	—	—	—	$56
BNP PARIBAS	14	$(9)	—	—	5
HSBC Bank USA, N.A	53	—	—	—	53
Royal Bank of Canada	32	(4)	—	—	28
State Street Bank & Trust Co.	23	—	—	—	23

Total	$178	$(13)	—	—	$165

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

BNP PARIBAS	$9	$(9)	—	—	—
Royal Bank of Canada	4	(4)	—	—	—

Total	$13	$(13)	—	—	—

Annual Report   111

Global Fixed Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

Barclays Bank PLC	$352	$(10)	—	—	$342
BNP PARIBAS	40	(25)	—	—	15
Credit Suisse First Boston International	14	—	—	—	14
HSBC Bank USA, N.A	250	—	$(250)	—	—
Royal Bank of Canada	279	(78)	—	—	201
State Street Bank & Trust Co.	223	—	—	$(223)	—

Total	$1,158	$(113)	$(250)	$(223)	$572

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

Barclays Bank PLC	$10	$(10)	—	—	—
BNP PARIBAS	25	(25)	—	—	—
Royal Bank of Canada	78	(78)	—	—	—

Total	$113	$(113)	—	—	—

Emerging Markets Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]

Barclays Bank PLC	$329	—	$(329)	—	—
BNP PARIBAS	58	—	—	—	$58
HSBC Bank USA, N.A	7	$(7)	—	—	—

Total	$394	$(7)	$(329)	—	$58

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]

Credit Suisse First Boston International	$11	—	—	—	$11
HSBC Bank USA, N.A	19	$(7)	—	—	12
UBS AG	18	—	—	—	18

Total	$48	$(7)	—	—	$41

112   Payden Mutual Funds

Emerging Markets Local Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

Barclays Bank PLC	$87	$(87)	—	—	—
BNP PARIBAS	13	—	—	—	$13
HSBC Bank USA, N.A	21	(2)	—	—	19

Total	$121	$(89)	—	—	$32

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]

Barclays Bank PLC	$133	$(87)	—	—	$46
Credit Suisse First Boston International	18	—	—	—	18
HSBC Bank USA, N.A	2	(2)	—	—	—
UBS AG	4	—	—	—	4

Total	$157	$(89)	—	—	$68

Emerging Markets Corporate Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$5	—	—	—	$5

Total	$5	—	—	—	$5

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]

HSBC Bank USA, N.A	$3	—	—	—	$3

Total	$3	—	—	—	$3

1	Excess of collateral pledged from the individual counterparty may not be shown for financial reporting purposes.
2	Net amount represents the net amount receivable from the counterparty in the event of default.
3	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
4	Net amount represents the net amount payable from the counterparty in the event of default.

 Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

 TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Annual Report   113

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Income Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2016, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2016, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

114   Payden Mutual Funds

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2015	Purchases	Sales	Dividends	Value October 31, 2016

Investments in Cash Reserves Money Market Fund
Limited Maturity	$6,386,564	$1,297,129,283	$1,293,674,226	$4,487	$9,841,621
Low Duration	8,216,035	1,535,055,730	1,528,688,412	5,128	14,583,353
U.S. Government	13,048,513	2,922,062,291	2,927,957,476	11,663	7,153,328
GNMA	6,822,106	1,595,214,581	1,591,091,078	6,002	10,945,609
Core Bond	21,564,940	2,524,172,924	2,523,160,193	9,542	22,577,671
Corporate Bond	1,012,944	865,002,821	857,130,577	3,292	8,885,188
Strategic Income	5,912,079	1,091,065,874	1,094,308,888	4,363	2,669,065
Absolute Return Bond	2,786,618	388,839,046	387,131,965	1,557	4,493,699
Floating Rate	9,508,911	3,114,541,436	3,118,393,659	11,646	5,656,688
High Income	39,270,540	4,870,196,148	4,824,038,082	15,663	85,428,606
Global Low Duration	1,958,844	278,794,279	280,148,105	990	605,018
Global Fixed Income	2,815,027	483,803,094	485,931,183	1,927	686,938
Emerging Markets Bond	29,165,065	3,475,897,002	3,418,171,897	12,794	86,890,170
Emerging Markets Local Bond	2,300,967	408,311,053	408,954,789	1,554	1,657,231
Emerging Markets Corporate Bond	794,527	207,878,403	206,901,568	648	1,771,362
Equity Income	4,211,442	5,005,486,754	4,966,399,496	24,194	43,298,700
Investments in High Income Fund — Investor Class
Global Fixed Income	$4,170,698	—	$400,000	$194,842	$3,790,997
Investments in Floating Rate Fund — Investor Class
Global Fixed Income	—	$1,520,000	—	—	$1,526,111
Investments in Floating Rate Fund — SI Class
Core Bond	$15,069,499	—	—	$537,022	$15,206,494
High Income	8,920,536	—	$8,911,525	158,047	—
Global Fixed Income	985,055	$250,000	—	49,975	1,243,760
Investments in Emerging Markets Bond Fund — SI Class
Global Fixed Income	$4,142,092	—	$2,835,433	$168,545	$1,480,198
Investments in Emerging Markets Corporate Bond Fund — SI Class
Core Bond	$15,951,703	$1,500,000	$1,800,000	$731,857	$16,526,957
High Income	8,667,000	—	900,000	365,538	8,192,665
Emerging Markets Local Bond	4,609,969	—	—	199,334	4,834,962
Investments in Emerging Markets Local Bond Fund — Investor Class
Core Bond	$4,302,987	—	—	$232,077	$4,490,355
Investments in Absolute Return Bond Fund — SI Class
Core Bond	$4,965,000	—	$5,015,000	$111,300	—

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the

Annual Report   115

Statements of Operations. There were no custodian credits applicable to any fund during the period ended October 31, 2016

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

On October 13, 2016 the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, it is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class
	Between $0–500 Million	Between $0.5–1 Billion	Between $1–2 Billion	Over $2 Billion	Expense Guarantee	Current Voluntary Expense Limit	Current Voluntary Expense Limit	3 Year Deferred Expense Subsidy
								FY 2014	FY 2015	FY 2016
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$1,525,458	$1,204,702	$548,191
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	n/a	682,077	1,030,707	1,402,448
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	n/a	701,944	889,095	920,321
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	n/a	180,662	174,481	181,602
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	n/a	360,087	495,315	539,825
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	n/a	—	—	—
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	n/a	93,484	89,819	88,939
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.80%	0.65%	142,838	173,558	209,400
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.55%	—	238,584	210,322
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	263,494	283,782	291,349
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	n/a	—	—	—
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.55%	n/a	65,834	65,250	81,740
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.55%	n/a	177,907	166,652	148,823
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	0.65%	n/a	87,672	90,888	143,423
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	342,910	332,289	345,690
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	n/a	—	—	—
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	221,119	184,904	189,600
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	187,200	406,103	355,073

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees,

and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to

116   Payden Mutual Funds

temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 29, 2016 (exclusive of interest and taxes). The Cash Reserves Money Market Fund further reduced expenses through January 19, 2016 in order to maintain a positive distributor rate.

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit. During the current period, for Emerging Markets Local Bond $27,915 of expense was recognized in expenses subsidized in the prior year.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the U.S. Government, GNMA, Core Bond, Strategic Income, Absolute Return Bond, Floating Rate, High Income, Emerging Markets Bond, Emerging Markets Local Bond, Emerging Markets Corporate Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor, or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

Annual Report   117

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreement	—	—	$198,000	—	—	—	$198,000
U.S. Government	—	—	256,539	—	—	—	256,539
U.S. Treasury	—	—	89,892	—	—	—	89,892
Investment Company	$ 4,696	—	—	—	—	—	4,696

Limited Maturity
Asset Backed	—	—	$ 64,324	—	—	—	$ 64,324
Bank Loans	—	—	1,685	—	—	—	1,685
Certificate of Deposit	—	—	27,145	—	—	—	27,145
Commercial Paper	—	—	15,726	—	—	—	15,726
Corporate Bond	—	—	192,781	—	—	—	192,781
Foreign Government	—	—	7,010	—	—	—	7,010
Mortgage Backed	—	—	24,853	—	—	—	24,853
Municipal	—	—	4,780	—	—	—	4,780
U.S. Government	—	—	108,882	—	—	—	108,882
Investment Company	9,842	—	—	—	—	—	9,842

Low Duration
Asset Backed	—	—	112,554	—	—	—	112,554
Bank Loans	—	—	9,735	—	—	—	9,735
Certificate of Deposit	—	—	25,949	—	—	—	25,949
Corporate Bond	—	—	398,378	—	—	—	398,378
Foreign Government	—	—	6,818	—	—	—	6,818
Mortgage Backed	—	—	53,192	—	—	—	53,192
Municipal	—	—	1,427	—	—	—	1,427
U.S. Government	—	—	187,236	—	—	—	187,236
Options Purchased	143	—	—	—	—	—	143
Investment Company	14,583	—	—	—	—	—	14,583

U.S. Government
Asset Backed	—	—	1,837	—	—	—	1,837
Mortgage Backed	—	—	95,029	—	—	—	95,029
U.S. Government	—	—	48,867	—	—	—	48,867
Options Purchased	4	—	—	—	—	—	4
Investment Company	7,153	—	—	—	—	—	7,153

GNMA
Mortgage Backed	—	—	413,881	—	—	—	413,881
U.S. Government	—	—	11,425	—	—	—	11,425
Options Purchased	43	—	—	—	—	—	43
Investment Company	10,946	—	—	—	—	—	10,946

118   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Core Bond
Asset Backed	—	—	$ 60,644	—	—	—	$ 60,644
Certificate of Deposit	—	—	6,407	—	—	—	6,407
Commercial Paper	—	—	8,000	—	—	—	8,000
Corporate Bond	—	—	359,159	—	—	—	359,159
Foreign Government	—	—	38,651	—	—	—	38,651
Mortgage Backed	—	—	218,924	—	—	—	218,924
Municipal	—	—	11,230	—	—	—	11,230
U.S. Government	—	—	131,955	—	—	—	131,955
Investment Company	$58,802	—	—	—	—	—	58,802

Corporate Bond
Bank Loans	—	—	702	—	—	—	702
Corporate Bond	—	—	136,382	—	—	—	136,382
Foreign Government	—	—	1,964	—	—	—	1,964
Mortgage Backed	—	—	506	—	—	—	506
Investment Company	8,885	—	—	—	—	—	8,885

Strategic Income
Asset Backed	—	—	16,691	—	—	—	16,691
Bank Loans	—	—	10,746	—	—	—	10,746
Certificate of Deposit	—	—	711	—	—	—	711
Corporate Bond	—	—	79,423	—	—	—	79,423
Foreign Government	—	—	11,855	—	—	—	11,855
Mortgage Backed	—	—	31,788	—	—	—	31,788
Municipal	—	—	4,889	—	—	—	4,889
U.S. Government Agency	—	—	34,946	—	—	—	34,946
Master Limited Partnership	982	—	—	—	—	—	982
Preferred Stock	1,212	—	—	—	—	—	1,212
Real Estate Investment Trust	1,833	—	—	—	—	—	1,833
Investment Company	2,669	—	—	—	—	—	2,669

Absolute Return Bond
Asset Backed	—	—	14,707	—	—	—	14,707
Bank Loans	—	—	4,422	—	—	—	4,422
Corporate Bond	—	—	25,002	—	—	—	25,002
Foreign Government	—	—	3,925	—	—	—	3,925
Mortgage Backed	—	—	20,605	—	—	—	20,605
U.S. Government	—	—	8,025	—	—	—	8,025
Options Purchased	24	—	—	—	—	—	24
Investment Company	4,494	—	—	—	—	—	4,494

Annual Report   119

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Floating Rate
Asset Backed	—	—	$ 10,213	—	—	—	$ 10,213
Bank Loans	—	—	150,911	—	—	—	150,911
Corporate Bond	—	—	11,412	—	—	—	11,412
Mortgage Backed	—	—	3,842	—	—	—	3,842
Exchange Traded Fund	$7,418	—	—	—	—	—	7,418
Investment Company	5,657	—	—	—	—	—	5,657

High Income
Bank Loans	—	—	2,625	—	—	—	2,625
Corporate Bond	—	—	565,681	—	—	—	565,681
Mortgage Backed	—	—	11,058	—	—	—	11,058
Exchange Traded Fund	2,853	—	—	—	—	—	2,853
Preferred Stock	2,029	—	—	—	—	—	2,029
Real Estate Investment Trust	5,656	—	—	—	—	—	5,656
Investment Company	93,621	—	—	—	—	—	93,621

California Municipal Income
Municipal	—	—	54,615	—	—	—	54,615

Global Low Duration
Asset Backed	—	—	18,794	—	—	—	18,794
Bank Loans	—	—	1,361	—	—	—	1,361
Certificate of Deposit	—	—	3,965	—	—	—	3,965
Corporate Bond	—	—	71,730	—	—	—	71,730
Foreign Government	—	—	5,906	—	—	—	5,906
Mortgage Backed	—	—	5,170	—	—	—	5,170
Municipal	—	—	251	—	—	—	251
U.S. Government	—	—	27,641	—	—	—	27,641
Options Purchased	25	—	—	—	—	—	25
Investment Company	605	—	—	—	—	—	605

Global Fixed Income
Asset Backed	—	—	1,312	—	—	—	1,312
Corporate Bond	—	—	41,904	—	—	—	41,904
Foreign Government	—	—	47,036	—	—	—	47,036
Mortgage Backed	—	—	8,804	—	—	—	8,804
U.S. Government	—	—	6,583	—	—	—	6,583
Investment Company	8,728	—	—	—	—	—	8,728

120   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Emerging Markets Bond
Corporate Bond	—	—	$268,972	—	—	—	$268,972
Foreign Government	—	—	864,511	—	—	—	864,511
Investment Company	$ 86,890	—	—	—	—	—	86,890

Emerging Markets Local Bond
Corporate Bond	—	—	21,251	—	—	—	21,251
Foreign Government	—	—	125,323	—	—	—	125,323
Investment Company	6,492	—	—	—	—	—	6,492

Emerging Markets Corporate Bond
Bank Loans	—	—	202	—	—	—	202
Corporate Bond	—	—	37,796	—	—	—	37,796
Foreign Government	—	—	5,350	—	—	—	5,350
Investment Company	1,771	—	—	—	—	—	1,771

Equity Income
Common Stock	646,980	—	—	—	—	—	646,980
Corporate Bond	—	—	16,467	—	—	—	16,467
Preferred Stock	23,536	—	—	—	—	—	23,536
Real Estate Investment Trust	52,393	—	—	—	—	—	52,393
Master Limited Partnership	42,112	—	—	—	—	—	42,112
Investment Company	43,299	—	—	—	—	—	43,299

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$513	—	—	—	$ 513
Swaps	—	—	—	$ (58)	—	—	(58)

Low Duration
Forward currency contracts	—	—	445	—	—	—	445
Futures	$23	$(59)	—	—	—	—	(36)
Swaps	—	—	—	(105)	—	—	(105)

U.S Government
Futures	23	(15)	—	—	—	—	8

Annual Report   121

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
GNMA
Futures	$79	$(30)	—	—	—	—	$ 49

Core Bond
Forward currency contracts	—	—	$708	$(105)	—	—	603
Futures	954	(227)	—	—	—	—	727

Corporate Bond
Forward currency contracts	—	—	118	(19)	—	—	99
Futures	88	(22)	—	—	—	—	66

Strategic Income
Forward currency contracts	—	—	189	(26)	—	—	163
Futures	214	—	—	—	—	—	214

Absolute Return Bond
Forward currency contracts	—	—	70	(11)	—	—	59
Futures	50	(67)	—	—	—	—	(17)
Swaps	—	—	—	(20)	—	—	(20)

High Income
Forward currency contracts	—	—	387	(57)	—	—	330

Global Low Duration
Forward currency contracts	—	—	232	(13)	—	—	219
Futures	17	(18)	—	—	—	—	(1)
Swaps	—	—	—	(17)	—	—	(17)

Global Fixed Income
Forward currency contracts	—	—	1,310	(113)	—	—	1,197
Futures	168	(114)	—	—	—	—	54

Emerging Markets Bond
Forward currency contracts	—	—	394	(48)	—	—	346

Emerging Markets Local Bond
Forward currency contracts	—	—	121	(157)	—	—	(36)

Emerging Markets Corporate Bond
Forward currency contracts	—	—	5	(3)	—	—	2

1	Other financial instruments are swaps, futures contracts and forward currency contracts. Futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and swaps are valued at market value.

122   Payden Mutual Funds

 5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, accumulated net realized gains or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2016, primarily attributable to foreign currency gains/losses and mortgage backed securities and swaps, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
Limited Maturity	$(231)	$826	$(595)
Low Duration	(576)	576	—
U.S. Government	987	(987)	—
GNMA	4,995	(4,995)	—
Core Bond	3,025	(3,025)	—
Strategic Income	384	(407)	23
Absolute Return Bond	(136)	136	—
Floating Rate	6	(6)	—
High Income	503	(503)	—
Global Low Duration	(325)	325	—
Global Fixed Income	(243)	243	—
Emerging Markets Bond	(13)	13	—

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
Emerging Markets Local Bond	$(7,567)	$8,282	$(715)
Emerging Markets Corporate Bond	(24)	24	—
Equity Income	(581)	585	(4)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2016: Limited Maturity ($653), Strategic Income ($224), Emerging Markets Bond ($1,518), Emerging Markets Corporate Bond ($191) and Equity Income ($2,541).

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

At October 31, 2016, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

	Expires 2017	Expires 2018	Expires 2019	Unlimited*	Total
Limited Maturity	$2,201	$287	$527	—	$3,015
Low Duration	—	—	—	$1,254	1,254
U.S. Government	—	—	—	3,777	3,777
GNMA	—	—	—	35,364	35,364
Absolute Return Bond	—	—	—	680	680
Floating Rate	—	—	—	2,187	2,187
High Income	—	—	—	34,573	34,573
Global Low Duration	—	914	—	154	1,068
Global Fixed Income	—	—	—	551	551
Emerging Markets Bond	—	—	—	27,643	27,643
Emerging Markets Local Bond	—	—	—	20,488	20,488
Emerging Markets Corporate Bond	—	—	—	373	373

* Post-enactment carryforward losses.

Annual Report   123

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

	2015				2016

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market	—	$40	—	—	—	$399	—	—
Limited Maturity	—	1,596	—	$1,266	—	3,733	—	$220
Low Duration	—	9,749	$3,365	207	—	9,654	—	410
U.S. Government	—	1,857	—	—	—	2,297	—	—
GNMA	—	10,508	—	—	—	8,688	—	—
Core Bond	—	17,673	3,700	—	—	20,851	$370	—
Corporate Bond	—	3,135	763	—	—	3,414	510	—
Strategic Income	—	2,777	138	143	—	4,003	—	—
Absolute Return Bond	—	895	—	—	—	1,723	—	—
Floating Rate	—	6,026	—	—	—	6,090	—	—
High Income	—	37,945	24,349	—	—	30,848	—	—
California Municipal Income	$974	25	317	—	$906	—	549	—
Global Low Duration	—	202	—	1,293	—	1,177	—	421
Global Fixed Income	—	837	406	—	—	1,204	927	200
Emerging Markets Bond	—	46,244	—	—	—	58,210	—	—
Emerging Markets Local Bond	—	—	—	7,673	—	—	—	7,430
Emerging Markets Corporate Bond	—	2,430	22	—	—	1,664	—	—
Equity Income	—	17,584	11,862	—	—	21,081	50	—

At October 31, 2016, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$549,127	—	—	—
Limited Maturity	459,088	$1,005	$(3,065)	$(2,060)
Low Duration	810,382	3,980	(4,347)	(367)
U.S. Government	152,501	729	(340)	389
GNMA	423,892	9,528	2,875	12,403
Core Bond	884,100	14,522	(4,850)	9,672
Corporate Bond	145,848	3,233	(642)	2,591
Strategic Income	195,946	2,578	(779)	1,799
Absolute Return Bond	80,490	956	(242)	714
Floating Rate	188,222	1,655	(424)	1,231
High Income	666,853	22,234	(5,564)	16,670
California Municipal Income	53,208	1,618	(211)	1,407
Global Low Duration	135,915	612	(1,079)	(467)
Global Fixed Income	112,796	2,546	(975)	1,571
Emerging Markets Bond	1,193,558	51,049	(24,234)	26,815
Emerging Markets Local Bond	163,528	4,451	(14,913)	(10,462)
Emerging Markets Corporate Bond	42,050	1,671	(602)	1,069
Equity Income	750,645	81,994	(7,852)	74,142

124   Payden Mutual Funds

At October 31, 2016, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

	Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	$ 43	—	—	$(42)	—	$ 1
Limited Maturity	—	—	$ (3,015)	(8)	$(2,153)	(5,176)
Low Duration	—	—	(1,254)	(92)	(370)	(1,716)
U.S. Government	4	—	(3,777)	(7)	391	(3,389)
GNMA	156	—	(35,364)	(45)	12,420	(22,833)
Core Bond	7,161	—	—	—	9,671	16,832
Corporate Bond	2,234	$558	—	—	2,591	5,383
Strategic Income	607	—	—	—	1,798	2,405
Absolute Return Bond	50	—	(680)	—	719	89
Floating Rate	85	—	(2,187)	—	1,231	(871)
High Income	610	—	(34,573)	—	16,671	(17,292)
California Municipal Income	96	755	—	(19)	1,407	2,239
Global Low Duration	—	—	(1,068)	—	(454)	(1,522)
Global Fixed Income	—	—	(551)	—	1,539	988
Emerging Markets Bond	751	—	(27,643)	—	26,849	(43)
Emerging Markets Local Bond	—	—	(20,488)	—	(10,532)	(31,020)
Emerging Markets Corporate Bond	—	—	(373)	—	1,069	696
Equity Income	—	4,739	—	—	74,141	78,880

6. Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends ($000s)	Exempt Interest Dividends Per Share
California Municipal Income	906	0.19

7. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

Annual Report   125

For the share outstanding for the periods ended October 31st

	Payden Cash Reserves Money Market Fund
	2016	2015	2014		2013		2012
Net asset value — beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00

Income from investment activities:
Net investment income	0.00 (1)	0.00 (1)	0.00	(1)	0.00	(1)	0.00	(1)
Net realized and unrealized gains (losses)	0.00 (1)	0.00 (1)	0.00	(1)	0.00	(1)	0.00	(1)

Total from investment activities	0.00	0.00	0.00		0.00		0.00

Distributions to shareholders:
From net investment income	0.00 (1)	0.00 (1)	0.00	(1)	(0.00	)(1)	(0.00	)(1)
Return of capital	—	—	0.00	(1)	(0.00	)(1)	—

Total distributions to shareholders	0.00	0.00	0.00		0.00		0.00

Net asset value — end of period	$1.00	$1.00	$1.00		$1.00		$1.00

Total return	0.09%	0.01%	0.01%		0.02%		0.02%

Ratios/supplemental data:
Net assets, end of period (000s)	$551,064	$392,391	$490,666		$498,417		$525,480
Ratio of gross expense to average net assets	0.37%	0.39%	0.37%		0.37%		0.38%
Ratio of net expense to average net assets	0.24%	0.09%	0.08%		0.10%		0.15%
Ratio of investment income less gross expenses to average net assets	(0.04)%	(0.29)%	(0.28)%		(0.26)%		(0.21)%
Ratio of net investment income to average net assets	0.10%	0.01%	0.01%		0.01%		0.02%
Portfolio turnover rate	n/a	n/a	n/a		n/a		n/a
The Fund commenced operations on December 17, 1997.
	Payden Limited Maturity Fund
	2016	2015	2014		2013		2012
Net asset value — beginning of period	$9.42	$9.47	$9.47		$9.48		$9.39

Income (loss) from investment activities:
Net investment income	0.08	0.06	0.07		0.05		0.06
Net realized and unrealized gains (losses)	0.04	(0.04)	(0.00	)(1)	(0.00	)(1)	0.10

Total from investment activities	0.12	0.02	0.07		0.05		0.16

Distributions to shareholders:
From net investment income	(0.07)	(0.04)	(0.07)		(0.04)		(0.07)
Return of capital	(0.01)	(0.03)	—		(0.02)		—

Total distributions to shareholders	(0.08)	(0.07)	(0.07)		(0.06)		(0.07)

Net asset value — end of period	$9.46	$9.42	$9.47		$9.47		$9.48

Total return	1.31%	0.20%	0.78%		0.56%		1.66%

Ratios/supplemental data:
Net assets, end of period (000s)	$463,149	$422,996	$318,671		$258,282		$242,013
Ratio of gross expense to average net assets	0.57%	0.57%	0.57%		0.55%		0.56%
Ratio of net expense to average net assets	0.26%	0.31%	0.35%		0.40%		0.50%
Ratio of investment income less gross expenses to average net assets	0.57%	0.31%	0.59%		0.44%		0.56%
Ratio of net investment income to average net assets	0.88%	0.57%	0.81%		0.59%		0.62%
Portfolio turnover rate	39%	39%	59%		124%		98%

The Fund commenced operations on April 29, 1994.

(1)   Amount is less than $0.005

See notes to financial statements.

126   Payden Mutual Funds

	Payden Low Duration Fund
	2016	2015		2014		2013		2012
Net asset value — beginning of period	$10.05	$10.15		$10.15		$10.23		$10.01

Income (loss) from investment activities:
Net investment income	0.12	0.11		0.12		0.14		0.18
Net realized and unrealized gains (losses)	0.05	(0.06)		(0.00	)(1)	(0.07)		0.23

Total from investment activities	0.17	0.05		0.12		0.07		0.41

Distributions to shareholders:
From net investment income	(0.11)	(0.11)		(0.12)		(0.13)		(0.19)
From net realized gains	—	(0.04)		—		—		—
Return of capital	(0.01)	(0.00	)(1)	—		(0.02)		—

Total distributions to shareholders	(0.12)	(0.15)		(0.12)		(0.15)		(0.19)

Net asset value — end of period	$10.10	$10.05		$10.15		$10.15		$10.23

Total return	1.74%	0.50%		1.14%		0.68%		4.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$800,892	$820,662		$833,205		$848,866		$541,809
Ratio of gross expense to average net assets	0.57%	0.57%		0.55%		0.55%		0.55%
Ratio of net expense to average net assets	0.45%	0.47%		0.48%		0.51%		0.54%
Ratio of investment income less gross expenses to average net assets	1.13%	1.02%		1.06%		1.22%		1.74%
Ratio of net investment income to average net assets	1.24%	1.12%		1.13%		1.26%		1.75%
Portfolio turnover rate	41%	31%		45%		90%		97%
The Fund commenced operations on December 31, 1993.
	Payden U.S. Government Fund - Adviser Class
	2016	2015		2014		2013		2012
Net asset value — beginning of period	$10.63	$10.68		$10.67		$10.99		$11.12

Income (loss) from investment activities:
Net investment income	0.13 (2)	0.06	(2)	0.05	(2)	0.07		0.08
Net realized and unrealized gains (losses)	0.01	0.02		0.08		(0.18)		0.16

Total from investment activities	0.14	0.08		0.13		(0.11)		0.24

Distributions to shareholders:
From net investment income	(0.15)	(0.13)		(0.12)		(0.16)		(0.16)
From net realized gains	—	—		—		(0.05)		(0.21)
Return of capital.	—	—		—		(0.00	)(1)	—

Total distributions to shareholders	(0.15)	(0.13)		(0.12)		(0.21)		(0.37)

Net asset value — end of period	$10.62	$10.63		$10.68		$10.67		$10.99

Total return	1.30%	0.76%		1.27%		(1.01)%		2.16%

Ratios/supplemental data:
Net assets, end of period (000s)	$363	$1,676		$385		$1,205		$860
Ratio of gross expense to average net assets	0.83%	0.84%		0.84%		0.84%		0.90%
Ratio of net expense to average net assets	0.70%	0.70%		0.70%		0.70%		0.86%
Ratio of investment income less gross expenses to average net assets	1.06%	0.44%		0.35%		0.42%		0.66%
Ratio of net investment income to average net assets	1.19%	0.59%		0.49%		0.56%		0.70%
Portfolio turnover rate	35%	32%		27%		43%		79%

The Class commenced operations on November 2, 2009.

(1) Amount is less than $0.005

(2) Based on average shares outstanding.

See notes to financial statements.

Annual Report   127

For the share outstanding for the periods ended October 31st

	Payden U.S. Government Fund - Investor Class
	2016	2015	2014	2013		2012
Net asset value — beginning of period	$10.63	$10.68	$10.67	$10.98		$11.12

Income (loss) from investment activities:
Net investment income	0.10 (1)	0.09 (1)	0.08 (1)	0.08		0.12
Net realized and unrealized gains(losses)	0.05	0.02	0.08	(0.15)		0.13

Total from investment activities	0.15	0.11	0.16	(0.07)		0.25

Distributions to shareholders:
From net investment income	(0.17)	(0.16)	(0.15)	(0.19)		(0.18)
From net realized gains	—	—	—	(0.05)		(0.21)
Return of capital.	—	—	—	(0.00	)(2)	—

Total distributions to shareholders	(0.17)	(0.16)	(0.15)	(0.24)		(0.39)

Net asset value — end of period	$10.61	$10.63	$10.68	$10.67		$10.98

Total return	1.46%	1.01%	1.52%	(0.67)%		2.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$137,581	$133,420	$130,508	$130,624		$110,026
Ratio of gross expense to average net assets	0.58%	0.59%	0.59%	0.58%		0.64%
Ratio of net expense to average net assets	0.45%	0.45%	0.45%	0.45%		0.61%
Ratio of investment income less gross expenses to average net assets	0.81%	0.69%	0.60%	0.66%		0.90%
Ratio of net investment income to average net assets	0.94%	0.82%	0.74%	0.79%		0.93%
Portfolio turnover rate	35%	32%	27%	43%		79%
The Fund commenced operations on January 3, 1995.
	Payden GNMA Fund - Adviser Class
	2016	2015	2014	2013		2012
Net asset value — beginning of period	$9.78	$9.94	$10.00	$10.80		$10.66

Income (loss) from investment activities:
Net investment income	0.10	0.13	0.11	0.03		0.14
Net realized and unrealized gains(losses)	0.19	0.05	0.22	(0.25)		0.33

Total from investment activities	0.29	0.18	0.33	(0.22)		0.47

Distributions to shareholders:
From net investment income	(0.28)	(0.34)	(0.39)	(0.34)		(0.33)
From net realized gains	—	—	—	(0.24)		—

Total distributions to shareholders	(0.28)	(0.34)	(0.39)	(0.58)		(0.33)

Net asset value — end of period	$9.79	$9.78	$9.94	$10.00		$10.80

Total return	3.01%	1.80%	3.43%	(1.96)%		4.41%

Ratios/supplemental data:
Net assets, end of period (000s)	$22,331	$23,335	$23,876	$30,450		$81,860
Ratio of gross expense to average net assets	0.94%	0.92%	0.85%	0.93%		0.88%
Ratio of net expense to average net assets	0.75%	0.75%	0.75%	0.75%		0.75%
Ratio of investment income less gross expenses to average net assets	0.91%	1.11%	1.33%	1.13%		1.24%
Ratio of net investment income to average net assets	1.10%	1.29%	1.44%	1.31%		1.37%
Portfolio turnover rate	12%	15%	12%	19%		27%

The Class commenced operations on November 2, 2009.

(1)  Based on average shares outstanding.

(2)  Amount is less than $0.005

See notes to financial statements.

128   Payden Mutual Funds

	Payden GNMA Fund - Investor Class
	2016	2015	2014	2013		2012
Net asset value — beginning of period	$9.79	$9.95	$10.00	$10.80		$10.67

Income (loss) from investment activities:
Net investment income	0.15	0.14	0.15	0.05		0.17
Net realized and unrealized gains (losses)	0.17	0.06	0.22	(0.24)		0.32

Total from investment activities	0.32	0.20	0.37	(0.19)		0.49

Distributions to shareholders:
From net investment income	(0.31)	(0.36)	(0.42)	(0.37)		(0.36)
From net realized gains	—	—	—	(0.24)		—

Total distributions to shareholders	(0.31)	(0.36)	(0.42)	(0.61)		(0.36)

Net asset value — end of period	$9.80	$9.79	$9.95	$10.00		$10.80

Total return	3.26%	2.06%	3.79%	(1.80)%		4.77%

Ratios/supplemental data:
Net assets, end of period (000s)	$272,657	$255,273	$281,473	$371,593		$886,109
Ratio of gross expense to average net assets	0.69%	0.67%	0.61%	0.68%		0.63%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%		0.50%
Ratio of investment income less gross expenses to average net assets	1.16%	1.36%	1.58%	1.38%		1.50%
Ratio of net investment income to average net assets	1.35%	1.53%	1.68%	1.56%		1.63%
Portfolio turnover rate	12%	15%	12%	19%		27%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund - Adviser Class
	2016	2015	2014	2013		2012
Net asset value — beginning of period	$10.62	$10.80	$10.65	$11.04		$10.52

Income (loss) from investment activities:
Net investment income	0.25 (1)	0.23 (1)	0.26 (1)	0.26	(1)	0.91
Net realized and unrealized gains(losses)	0.25	(0.07)	0.27	(0.31)		—

Total from investment activities	0.50	0.16	0.53	(0.05)		0.91

Distributions to shareholders:
From net investment income	(0.28)	(0.26)	(0.29)	(0.33)		(0.39)
From net realized gains	(0.01)	(0.08)	(0.09)	(0.01)		—

Total distributions to shareholders	(0.29)	(0.34)	(0.38)	(0.34)		(0.39)

Net asset value — end of period	$10.83	$10.62	$10.80	$10.65		$11.04

Total return	4.83%	1.49%	5.06%	(0.54)%		8.81%

Ratios/supplemental data:
Net assets, end of period (000s)	$25,801	$24,314	$5,457	$321		$356
Ratio of gross expense to average net assets	0.79%	0.79%	0.78%	0.78%		0.77%
Ratio of net expense to average net assets	0.79%	0.79%	0.78%	0.78%		0.77%
Ratio of investment income less gross expenses to average net assets	2.32%	2.05%	2.40%	2.41%		3.00%
Ratio of net investment income to average net assets	2.32%	2.05%	2.40%	2.41%		3.00%
Portfolio turnover rate	57%	31%	49%	511	%(2)	464	%(3)

The Class commenced operations on November 2, 2009.

(1)  Based on average shares outstanding.

(2)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

(3)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.

See notes to financial statements.

Annual Report   129

For the share outstanding for the periods ended October 31st

	Payden Core Bond Fund - Investor Class
	2016	2015	2014	2013		2012
Net asset value — beginning of period	$10.64	$10.82	$10.67	$11.06		$10.54

Income (loss) from investment activities:
Net investment income	0.28 (1)	0.25 (1)	0.28 (1)	0.29	(1)	0.33
Net realized and unrealized gains(losses)	0.25	(0.07)	0.28	(0.32)		0.60

Total from investment activities	0.53	0.18	0.56	(0.03)		0.93

Distributions to shareholders:
From net investment income	(0.31)	(0.28)	(0.32)	(0.35)		(0.41)
From net realized gains	(0.01)	(0.08)	(0.09)	(0.01)		—

Total distributions to shareholders	(0.32)	(0.36)	(0.41)	(0.36)		(0.41)

Net asset value — end of period	$10.85	$10.64	$10.82	$10.67		$11.06

Total return	5.07%	1.73%	5.34%	(0.28)%		9.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$735,916	$660,835	$593,724	$587,658		$645,700
Ratio of gross expense to average net assets	0.54%	0.54%	0.53%	0.52%		0.53%
Ratio of net expense to average net assets	0.54%	0.54%	0.53%	0.52%		0.53%
Ratio of investment income less gross expenses to average net assets	2.57%	2.30%	2.65%	2.66%		3.13%
Ratio of net investment income to average net assets	2.57%	2.30%	2.65%	2.66%		3.13%
Portfolio turnover rate	57%	31%	49%	511	%(2)	464	%(3)
The Fund commenced operations on December 31, 1993.
	Payden Corporate Bond Fund
	2016	2015	2014	2013		2012
Net asset value — beginning of period	$10.97	$11.37	$11.05	$11.60		$11.33

Income (loss) from investment activities:
Net investment income	0.34	0.35	0.39	0.38		0.45
Net realized and unrealized gains(losses)	0.53	(0.11)	0.50	(0.36)		0.75

Total from investment activities	0.87	0.24	0.89	0.02		1.20

Distributions to shareholders:
From net investment income	(0.34)	(0.34)	(0.41)	(0.37)		(0.45)
From net realized gains	(0.13)	(0.30)	(0.16)	(0.20)		(0.48)

Total distributions to shareholders	(0.47)	(0.64)	(0.57)	(0.57)		(0.93)

Net asset value — end of period	$11.37	$10.97	$11.37	$11.05		$11.60

Total return	8.18%	2.26%	8.31%	0.17%		11.39%

Ratios/supplemental data:
Net assets, end of period (000s)	$140,468	$71,542	$69,646	$66,279		$43,259
Ratio of gross expense to average net assets	0.74%	0.78%	0.79%	0.82%		0.91%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%		0.65%
Ratio of investment income less gross expenses to average net assets	3.04%	3.08%	3.42%	3.29%		3.77%
Ratio of net investment income to average net assets	3.13%	3.21%	3.56%	3.46%		4.03%
Portfolio turnover rate	145%	112%	104%	273	%(4)	487	%(5)

The Fund commenced operations on March 12, 2009.

(1)  Based on average shares outstanding.

(2)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

(3)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.

(4)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 123%.

(5)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 56%.

See notes to financial statements.

130   Payden Mutual Funds

	Payden Strategic Income Fund — Adviser Class
	2016	2015		2014
Net asset value — beginning of period	$9.94	$9.98		$10.00

Income from investment activities:
Net investment income	0.20	0.18		0.08
Net realized and unrealized gains (losses)	0.16	(0.00	)(1)	(0.01)

Total from investment activities	0.36	0.18		0.07

Distributions to shareholders:
From net investment income	(0.20)	(0.19)		(0.09)
From net realized gains	—	(0.02)		—
Return of capital	—	(0.01)		—

Total distributions to shareholders	(0.20)	(0.22)		(0.09)

Net asset value — end of period	$10.10	$9.94		$9.98

Total return	3.64%	1.83%		0.73	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$5,781	$6,797		$2,932
Ratio of gross expense to average net assets	1.13%	1.16%		1.40	%(3)
Ratio of net expense to average net assets	1.05%	1.05%		1.05	%(3)
Ratio of investment income less gross expenses to average net assets	1.89%	1.81%		1.89	%(3)
Ratio of net investment income to average net assets	1.97%	1.92%		2.19	%(3)
Portfolio turnover rate	52%	30%		17	%(2)

The Fund commenced operations on May 8, 2014.

	Payden Strategic Income Fund — Investor Class
	2016	2015	2014
Net asset value — beginning of period	$9.96	$10.00	$10.00

Income from investment activities:
Net investment income	0.22	0.22	(0.09)
Net realized and unrealized gains (losses)	0.16	(0.01)	(0.00	)(1)

Total from investment activities	0.38	0.21	(0.09)

Distributions to shareholders:
From net investment income	(0.22)	(0.22)	(0.09)
From net realized gains	—	(0.02)	—
Return of capital	—	(0.01)	—

Total distributions to shareholders	(0.22)	(0.25)	(0.09)

Net asset value — end of period	$10.12	$9.96	$10.00

Total return	3.90%	2.08%	0.94	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$150,106	$108,789	$55,453
Ratio of gross expense to average net assets	0.88%	0.90%	1.20	%(3)
Ratio of net expense to average net assets	0.80%	0.80%	0.80	%(3)
Ratio of investment income less gross expenses to average net assets	2.14%	2.06%	1.79	%(3)
Ratio of net investment income to average net assets	2.22%	2.17%	2.19	%(3)
Portfolio turnover rate	52%	30%	17	%(2)

The Fund commenced operations on May 8, 2014.

(1)  Amount is less than $0.005

(2)  Not annualized

(3)  Annualized

See notes to financial statements.

Annual Report   131

For the share outstanding for the periods ended October 31st

	Payden Strategic Income Fund — SI Class
	2016	2015	2014
Net asset value — beginning of period	$9.96	$9.99	$10.00

Income from investment activities:
Net investment income	0.25	0.23	0.09
Net realized and unrealized gains (losses)	0.15	0.00	(0.00	)(1)

Total from investment activities	0.40	0.23	0.09

Distributions to shareholders:
From net investment income	(0.24)	(0.23)	(0.10)
From net realized gains	—	(0.02)	—
Return of capital	—	(0.01)	—

Total distributions to shareholders	(0.24)	(0.26)	(0.10)

Net asset value — end of period	$10.12	$9.96	$9.99

Total return	4.03%	2.32%	0.93	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$30,764	$37,766	$32,682
Ratio of gross expense to average net assets	0.89%	0.90%	1.17	%(3)
Ratio of net expense to average net assets	0.65%	0.65%	0.65	%(3)
Ratio of investment income less gross expenses to average net assets	2.15%	2.06%	1.87	%(3)
Ratio of net investment income to average net assets	2.39%	2.31%	2.39	%(3)
Portfolio turnover rate	52%	30%	17	%(2)

The Fund commenced operations on May 8, 2014.

	Payden Absolute Return Bond Fund — Advisor Class
	2016	2015
Net asset value — beginning of period	$9.93	$10.00

Income (loss) from investment activities:
Net investment income	0.26	0.16	(4)
Net realized and unrealized losses	0.04	(0.07)

Total from investment activities	0.30	0.09

Distributions to shareholders:
From net investment income	(0.23)	(0.16)

Net asset value — end of period	$10.00	$9.93

Total return	3.07%	0.86%

Ratios/supplemental data:
Net assets, end of period (000s)	$45	$36
Ratio of gross expense to average net assets	1.22%	1.42	%(3)
Ratio of net expense to average net assets	0.95%	0.95	%(3)
Ratio of investment income less gross expenses to average net assets	2.20%	1.20	%(3)
Ratio of net investment income to average net assets	2.48%	1.67	%(3)
Portfolio turnover rate	47%	64	%(2)

The Fund commenced operations on November 6, 2014.

(1)  Amount is less than $0.005

(2)  Not annualized

(3)  Annualized

(4)  Based on average shares outstanding.

See notes to financial statements.

132   Payden Mutual Funds

	Payden Absolute Return Bond Fund — Investor Class
	2016	2015
Net asset value — beginning of period	$9.92	$10.00

Income (loss) from investment activities:
Net investment income	0.27	0.17	(1)
Net realized and unrealized losses	0.05	(0.07)

Total from investment activities	0.32	0.10

Distributions to shareholders:
From net investment income	(0.25)	(0.18)

Total distributions to shareholders	(0.25)	(0.18)

Net asset value — end of period	$9.99	$9.92

Total return	3.32%	0.97%

Ratios/supplemental data:
Net assets, end of period (000s)	$63,996	$42,121
Ratio of gross expense to average net assets	0.97%	1.17	%(2)
Ratio of net expense to average net assets	0.70%	0.70	%(2)
Ratio of investment income less gross expenses to average net assets	2.45%	1.45	%(2)
Ratio of net investment income to average net assets	2.73%	1.92	%(2)
Portfolio turnover rate	47%	64	%(3)

The Fund commenced operations on November 6, 2014.

	Payden Absolute Return Bond Fund — SI Class
	2016	2015
Net asset value — beginning of period	$9.93	$10.00

Income (loss) from investment activities:
Net investment income	0.33	0.19	(1)
Net realized and unrealized losses	0.01	(0.07)

Total from investment activities	0.34	0.12

Distributions to shareholders:
From net investment income	(0.27)	(0.19)

Total distributions to shareholders	(0.27)	(0.19)

Net asset value — end of period	$10.00	$9.93

Total return	3.47%	1.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$13,055	$18,830
Ratio of gross expense to average net assets	0.99%	1.17	%(2)
Ratio of net expense to average net assets	0.55%	0.55	%(2)
Ratio of investment income less gross expenses to average net assets	2.43%	1.32	%(2)
Ratio of net investment income to average net assets	2.86%	1.94	%(2)
Portfolio turnover rate	47%	64	%(3)

The Fund commenced operations on November 6, 2014.

(1)  Based on average shares outstanding.

(2)  Annualized

(3)  Not annualized

See notes to financial statements.

Annual Report   133

For the share outstanding for the periods ended October 31st

	Payden Floating Rate Fund — Adviser Class
	2016	2015	2014
Net asset value — beginning of period	$9.90	$9.97	$10.00

Income from investment activities:
Net investment income	0.29	0.27	0.24
Net realized and unrealized gains (losses)	0.13	(0.03)	(0.03)

Total from investment activities	0.42	0.24	0.21

Distributions to shareholders:
From net investment income	(0.32)	(0.28)	(0.24)
From net realized gains	—	(0.03)	—

Total distributions to shareholders	(0.32)	(0.31)	(0.24)

Net asset value — end of period	$10.00	$9.90	$9.97

Total return	4.31%	2.48%	2.15	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$282	$128	$40
Ratio of gross expense to average net assets	1.10%	1.09%	1.14	%(2)
Ratio of net expense to average net assets	1.00%	1.00%	0.99	%(2)
Ratio of investment income less gross expenses to average net assets	3.24%	2.75%	2.77	%(2)
Ratio of net investment income to average net assets	3.33%	2.84%	2.92	%(2)
Portfolio turnover rate	41%	39%	18	%(1)

The Class commenced operations on November 11, 2013.

	Payden Floating Rate Fund — Investor Class
	2016	2015	2014
Net asset value — beginning of period	$9.89	$9.97	$10.00

Income from investment activities:
Net investment income	0.34	0.32	0.27
Net realized and unrealized gains (losses)	0.10	(0.06)	(0.03)

Total from investment activities	0.44	0.26	0.24

Distributions to shareholders:
From net investment income	(0.34)	(0.31)	(0.27)
From net realized gains	—	(0.03)	—

Total distributions to shareholders	(0.34)	(0.34)	(0.27)

Net asset value — end of period	$9.99	$9.89	$9.97

Total return	4.59%	2.64%	2.39	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$64,649	$42,478	$46,586
Ratio of gross expense to average net assets	0.85%	0.84%	0.90	%(2)
Ratio of net expense to average net assets	0.75%	0.75%	0.75	%(2)
Ratio of investment income less gross expenses to average net assets	3.38%	3.00%	3.03	%(2)
Ratio of net investment income to average net assets	3.47%	3.09%	3.17	%(2)
Portfolio turnover rate	41%	39%	18	%(1)

The Fund commenced operations on November 11, 2013.

(1)  Not annualized

(2)  Annualized

See notes to financial statements.

134   Payden Mutual Funds

	Payden Floating Rate Fund — SI Class
	2016	2015	2014
Net asset value — beginning of period	$9.90	$9.98	$10.00

Income from investment activities:
Net investment income	0.35	0.32	0.28
Net realized and unrealized gains (losses)	0.10	(0.05)	(0.02)

Total from investment activities	0.45	0.27	0.26

Distributions to shareholders:
From net investment income	(0.35)	(0.32)	(0.28)
From net realized gains	—	(0.03)	—

Total distributions to shareholders	(0.35)	(0.35)	(0.28)

Net asset value — end of period	$10.00	$9.90	$9.98

Total return	4.58%	2.74%	2.59	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$122,809	$124,006	$119,799
Ratio of gross expense to average net assets	0.85%	0.84%	0.89	%(2)
Ratio of net expense to average net assets	0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	3.38%	3.01%	2.93	%(2)
Ratio of net investment income to average net assets	3.58%	3.20%	3.18	%(2)
Portfolio turnover rate	41%	39%	18	%(1)

The Fund commenced operations on November 11, 2013.

	Payden High Income Fund - Adviser Class
	2016	2015	2014	2013	2012
Net asset value — beginning of period	$6.42	$7.08	$7.28	$7.29	$7.05

Income (loss) from investment activities:
Net investment income	0.32	0.31	0.39	0.46	0.46
Net realized and unrealized gains (losses)	0.07	(0.37)	(0.01)	(0.06)	0.37

Total from investment activities	0.39	(0.06)	0.38	0.40	0.83

Distributions to shareholders:
From net investment income	(0.32)	(0.34)	(0.38)	(0.41)	(0.48)
From net realized gains	—	(0.26)	(0.20)	—	(0.09)
Return of capital	—	—	—	—	(0.02)

Total distributions to shareholders	(0.32)	(0.60)	(0.58)	(0.41)	(0.59)

Net asset value — end of period	$6.49	$6.42	$7.08	$7.28	$7.29

Total return	6.23%	(0.76)%	5.45%	5.56%	12.38%

Ratios/supplemental data:
Net assets, end of period (000s)	$24,206	$19,879	$3,968	$4,884	$5,974
Ratio of gross expense to average net assets	0.91%	0.92%	0.91%	0.91%	0.89%
Ratio of net expense to average net assets	0.91%	0.92%	0.91%	0.91%	0.89%
Ratio of investment income less gross expenses to average net assets	4.91%	4.98%	5.29%	5.79%	6.41%
Ratio of net investment income to average net assets	4.91%	4.98%	5.29%	5.79%	6.41%
Portfolio turnover rate	44%	32%	42%	25%	24%

The Class commenced operations on November 2, 2009.

(1)  Not annualized

(2)  Annualized

See notes to financial statements.

Annual Report   135

For the share outstanding for the periods ended October 31st

	Payden High Income Fund - Investor Class
	2016	2015	2014		2013	2012
Net asset value — beginning of period	$6.40	$7.08	$7.28		$7.29	$7.05

Income (loss) from investment activities:
Net investment income	0.33	0.36	0.40		0.44	0.48
Net realized and unrealized gains (losses)	0.06	(0.42)	(0.00	)(1)	(0.03)	0.37

Total from investment activities	0.39	(0.06)	0.40		0.41	0.85

Distributions to shareholders:
From net investment income	(0.33)	(0.36)	(0.40)		(0.42)	(0.49)
From net realized gains	—	(0.26)	(0.20)		—	(0.09)
Return of capital	—	—	—		—	(0.03)

Total distributions to shareholders	(0.33)	(0.62)	(0.60)		(0.42)	(0.61)

Net asset value — end of period	$6.46	$6.40	$7.08		$7.28	$7.29

Total return	6.33%	(0.79)%	5.75%		5.82%	12.69%

Ratios/supplemental data:
Net assets, end of period (000s)	$587,215	$603,937	$734,666		$892,360	$1,123,179
Ratio of gross expense to average net assets	0.66%	0.67%	0.66%		0.66%	0.64%
Ratio of net expense to average net assets	0.66%	0.67%	0.66%		0.66%	0.64%
Ratio of investment income less gross expenses to average net assets	5.16%	5.29%	5.54%		6.05%	6.70%
Ratio of net investment income to average net assets	5.16%	5.29%	5.54%		6.05%	6.70%
Portfolio turnover rate	44%	32%	42%		25%	24%
The Fund commenced operations on December 30, 1997.
	Payden California Municipal Income Fund
	2016	2015	2014		2013	2012
Net asset value — beginning of period	$10.39	$10.50	$10.27		$10.63	$10.11

Income (loss) from investment activities:
Net investment income	0.19	0.23	0.24		0.25	0.26
Net realized and unrealized gains (losses)	0.14	(0.03)	0.29		(0.24)	0.52

Total from investment activities	0.33	0.20	0.53		0.01	0.78

Distributions to shareholders:
From net investment income	(0.19)	(0.23)	(0.24)		(0.25)	(0.26)
From net realized gains	(0.12)	(0.08)	(0.06)		(0.12)	—

Total distributions to shareholders	(0.31)	(0.31)	(0.30)		(0.37)	(0.26)

Net asset value — end of period	$10.41	$10.39	$10.50		$10.27	$10.63

Total return	3.22%	1.87%	5.27%		0.02%	7.73%

Ratios/supplemental data:
Net assets, end of period (000s)	$55,808	$45,938	$46,729		$43,305	$49,811
Ratio of gross expense to average net assets	0.71%	0.70%	0.70%		0.66%	0.67%
Ratio of net expense to average net assets	0.55%	0.55%	0.55%		0.55%	0.56%
Ratio of investment income less gross expenses to average net assets	1.62%	2.03%	2.18%		2.26%	2.32%
Ratio of net investment income to average net assets	1.78%	2.17%	2.33%		2.37%	2.43%
Portfolio turnover rate	57%	45%	48%		24%	25%

The Fund commenced operations on December 17, 1998.

(1)  Amount is less than $0.005

See notes to financial statements.

136   Payden Mutual Funds

	Payden Global Low Duration Fund
	2016	2015	2014	2013	2012
Net asset value — beginning of period	$10.01	$10.10	$10.08	$10.10	$9.88

Income (loss) from investment activities:
Net investment income	0.11	0.12	0.12	0.14	0.21
Net realized and unrealized gains (losses)	0.05	(0.09)	0.02	(0.02)	0.33

Total from investment activities	0.16	0.03	0.14	0.12	0.54

Distributions to shareholders:
From net investment income	(0.09)	(0.02)	(0.12)	(0.13)	(0.32)
Return of capital	(0.03)	(0.10)	—	(0.01)	—

Total distributions to shareholders	(0.12)	(0.12)	(0.12)	(0.14)	(0.32)

Net asset value — end of period	$10.05	$10.01	$10.10	$10.08	$10.10

Total return	1.61%	0.32%	1.43%	1.19%	5.59%

Ratios/supplemental data:
Net assets, end of period (000s)	$135,217	$130,344	$139,965	$113,046	$70,544
Ratio of gross expense to average net assets	0.66%	0.69%	0.69%	0.71%	0.76%
Ratio of net expense to average net assets	0.55%	0.55%	0.55%	0.60%	0.71%
Ratio of investment income less gross expenses to average net assets	1.02%	1.05%	1.11%	1.29%	2.00%
Ratio of net investment income to average net assets	1.14%	1.18%	1.25%	1.41%	2.05%
Portfolio turnover rate	41%	35%	54%	84%	79%
The Fund commenced operations on September 18, 1996.
	Payden Global Fixed Income Fund
	2016	2015	2014	2013	2012
Net asset value — beginning of period	$8.87	$8.84	$8.53	$8.70	$8.71

Income (loss) from investment activities:
Net investment income	0.13	0.15	0.21	0.25	0.45
Net realized and unrealized gains (losses)	0.27	0.05	0.31	(0.19)	0.25

Total from investment activities	0.40	0.20	0.52	0.06	0.70

Distributions to shareholders:
From net investment income	(0.11)	(0.17)	(0.18)	(0.08)	(0.71)
From net realized gains	(0.10)	—	—	—	—
Return of capital	(0.02)	—	(0.03)	(0.15)	—

Total distributions to shareholders	(0.23)	(0.17)	(0.21)	(0.23)	(0.71)

Net asset value — end of period	$9.04	$8.87	$8.84	$8.53	$8.70

Total return	4.68%	2.27%	6.20%	0.69%	8.54%

Ratios/supplemental data:
Net assets, end of period (000s)	$111,109	$80,293	$50,679	$39,921	$48,221
Ratio of gross expense to average net assets	0.80%	0.81%	0.90%	0.94%	0.92%
Ratio of net expense to average net assets	0.65%	0.66%	0.70%	0.71%	0.72%
Ratio of investment income less gross expenses to average net assets	1.39%	1.63%	2.30%	2.57%	3.45%
Ratio of net investment income to average net assets	1.55%	1.78%	2.50%	2.81%	3.65%
Portfolio turnover rate	76%	44%	55%	75%	100%

The Fund commenced operations on September 1, 1992.

See notes to financial statements.

Annual Report   137

For the share outstanding for the periods ended October 31st

	Payden Emerging Markets Bond Fund - Adviser Class
	2016	2015	2014	2013	2012
Net asset value — beginning of period	$13.10	$14.14	$13.90	$15.45	$14.45

Income (loss) from investment activities:
Net investment income	0.66	0.63	0.70	0.76	0.78
Net realized and unrealized gains (losses)	0.92	(1.04)	0.29	(1.27)	1.33

Total from investment activities	1.58	(0.41)	0.99	(0.51)	2.11

Distributions to shareholders:
From net investment income	(0.72)	(0.63)	(0.60)	(0.79)	(0.82)
From net realized gains	—	—	(0.05)	(0.25)	(0.29)
Return of capital	—	—	(0.10)	—	—

Total distributions to shareholders	(0.72)	(0.63)	(0.75)	(1.04)	(1.11)

Net asset value — end of period	$13.96	$13.10	$14.14	$13.90	$15.45

Total return	12.46%	(2.94)%	7.32%	(3.54)%	15.49%

Ratios/supplemental data:
Net assets, end of period (000s)	$76,182	$29,481	$21,754	$20,133	$27,784
Ratio of gross expense to average net assets	1.00%	1.01%	1.03%	1.01%	1.02%
Ratio of net expense to average net assets	1.00%	1.01%	1.03%	1.01%	1.02%
Ratio of investment income less gross expenses to average net assets	5.08%	4.73%	5.03%	5.14%	5.33%
Ratio of net investment income to average net assets	5.08%	4.73%	5.03%	5.14%	5.33%
Portfolio turnover rate	46%	54%	73%	95%	74%

The Class commenced operations on November 2, 2009.

	Payden Emerging Markets Bond Fund - Investor Class
	2016	2015	2014	2013	2012
Net asset value — beginning of period	$13.08	$14.11	$13.88	$15.42	$14.42

Income (loss) from investment activities:
Net investment income	0.73	0.67	0.75	0.79	0.82
Net realized and unrealized gains (losses)	0.89	(1.04)	0.26	(1.26)	1.33

Total from investment activities	1.62	(0.37)	1.01	(0.47)	2.15

Distributions to shareholders:
From net investment income	(0.75)	(0.66)	(0.63)	(0.82)	(0.86)
From net realized gains	—	—	(0.05)	(0.25)	(0.29)
Return of capital	—	—	(0.10)	—	—

Total distributions to shareholders	(0.75)	(0.66)	(0.78)	(1.07)	(1.15)

Net asset value — end of period	$13.95	$13.08	$14.11	$13.88	$15.42

Total return	12.75%	(2.65)%	7.53%	(3.25)%	15.80%

Ratios/supplemental data:
Net assets, end of period (000s)	$478,082	$416,408	$379,923	$463,873	$575,777
Ratio of gross expense to average net assets	0.75%	0.76%	0.78%	0.76%	0.78%
Ratio of net expense to average net assets	0.75%	0.76%	0.78%	0.76%	0.78%
Ratio of investment income less gross expenses to average net assets	5.45%	4.98%	5.29%	5.39%	5.62%
Ratio of net investment income to average net assets	5.45%	4.98%	5.29%	5.39%	5.62%
Portfolio turnover rate	46%	54%	73%	95%	74%

The Fund commenced operations on December 17, 1998.

(1)  Amount is less than $0.005

See notes to financial statements.

138   Payden Mutual Funds

	Payden Emerging Markets Bond Fund - SI Class
	2016	2015	2014	2013	2012
Net asset value — beginning of period	$13.07	$14.10	$13.87	$15.42	$14.47

Income from investment activities:
Net investment income	0.74	0.68	0.74	0.81	0.44
Net realized and unrealized gains (losses)	0.88	(1.04)	0.28	(1.27)	0.99

Total from investment activities	1.62	(0.36)	1.02	(0.46)	1.43

Distributions to shareholders:
From net investment income	(0.76)	(0.67)	(0.64)	(0.84)	(0.48)
From net realized gains	—	—	(0.05)	(0.25)	—
Return of capital	—	—	(0.10)	—	—

Total distributions to shareholders	(0.76)	(0.67)	(0.79)	(1.09)	(0.48)

Net asset value — end of period	$13.93	$13.07	$14.10	$13.87	$15.42

Total return	12.76%	(2.58)%	7.64%	(3.23)%	10.04	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$604,978	$518,220	$450,550	$399,432	$449,295
Ratio of gross expense to average net assets	0.75%	0.76%	0.77%	0.76%	0.76	%(2)
Ratio of net expense to average net assets	0.69%	0.69%	0.69%	0.69%	0.69	%(2)
Ratio of investment income less gross expenses to average net assets	5.46%	4.98%	5.28%	5.40%	5.30	%(2)
Ratio of net investment income to average net assets	5.52%	5.05%	5.35%	5.47%	5.37	%(2)
Portfolio turnover rate	46%	54%	73%	95%	74%
The Class commenced operations on April 9, 2012.

	Payden Emerging Markets Local Bond Fund - Adviser Class
	2016	2015	2014	2013	2012
Net asset value — beginning of period	$6.66	$8.47	$9.32	$10.24	$10.00

Income from investment activities:
Net investment income	0.36	0.38	0.49	0.30	0.56
Net realized and unrealized gains (losses)	0.27	(1.82)	(0.87)	(0.74)	0.14

Total from investment activities	0.63	(1.44)	(0.38)	(0.44)	0.70

Distributions to shareholders:
From net investment income	—	—	—	(0.31)	(0.37)
Return of capital	(0.34)	(0.37)	(0.47)	(0.17)	(0.09)

Total distributions to shareholders	(0.34)	(0.37)	(0.47)	(0.48)	(0.46)

Net asset value — end of period	$6.95	$6.66	$8.47	$9.32	$10.24

Total return	9.83%	(17.26)%	(4.09)%	(4.45)%	7.26	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$123	$169	$398	$530	$21
Ratio of gross expense to average net assets	1.21%	1.23%	1.21%	1.16%	1.35	%(2)
Ratio of net expense to average net assets	1.23%	1.22%	1.21%	1.16%	1.24	%(2)
Ratio of investment income less gross expenses to average net assets	5.21%	5.01%	5.34%	5.07%	4.71	%(2)
Ratio of net investment income to average net assets	5.19%	5.03%	5.34%	5.07%	4.82	%(2)
Portfolio turnover rate	68%	106%	99%	114%	91	%(1)

The Fund commenced operations November 2, 2011.

(1)  Not annualized

(2)  Annualized

See notes to financial statements.

Annual Report   139

For the share outstanding for the periods ended October 31st

	Payden Emerging Markets Local Bond Fund - Investor Class
	2016	2015	2014	2013	2012
Net asset value — beginning of period	$6.66	$8.48	$9.33	$10.24	$10.00

Income from investment activities:
Net investment income	0.37	0.40	0.51	0.52	0.49
Net realized and unrealized gains (losses)	0.28	(1.83)	(0.86)	(0.92)	0.24

Total from investment activities	0.65	(1.43)	(0.35)	(0.40)	0.73

Distributions to shareholders:
From net investment income	—	—	—	(0.32)	(0.40)
Return of capital	(0.36)	(0.39)	(0.50)	(0.19)	(0.09)

Total distributions to shareholders	(0.36)	(0.39)	(0.50)	(0.51)	(0.49)

Net asset value — end of period	$6.95	$6.66	$8.48	$9.33	$10.24

Total return	10.11%	(17.16)%	(3.84)%	(4.12)%	7.58	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$156,240	$125,970	$174,827	$248,377	$118,921
Ratio of gross expense to average net assets	0.96%	0.98%	0.96%	0.91%	1.07	%(2)
Ratio of net expense to average net assets	0.98%	0.97%	0.96%	0.91%	0.99	%(2)
Ratio of investment income less gross expenses to average net assets	5.46%	5.26%	5.59%	5.27%	5.14	%(2)
Ratio of net investment income to average net assets	5.44%	5.28%	5.59%	5.27%	5.22	%(2)
Portfolio turnover rate	68%	106%	99%	114%	91	%(1)

The Fund commenced operations on November 2, 2011.

	Payden Emerging Markets Corporate Bond Fund — Adviser Class
	2016	2015	2014
Net asset value — beginning of period	$9.63	$10.40	$10.00

Income from investment activities:
Net investment income	0.38 (3)	0.53	0.39
Net realized and unrealized gains (losses)	0.49	(0.72)	0.41

Total from investment activities	0.87	(0.19)	0.80

Distributions to shareholders:
From net investment income	(0.39)	(0.40)	(0.40)
From net realized gains	—	(0.18)	—

Total distributions to shareholders	(0.39)	(0.58)	(0.40)

Net asset value — end of period	$10.11	$9.63	$10.40

Total return	9.20%	(1.94)%	8.17	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$2,560	$15	$217
Ratio of gross expense to average net assets	1.51%	1.58%	1.63	%(2)
Ratio of net expense to average net assets	1.20%	1.20%	1.20	%(2)
Ratio of investment income less gross expenses to average net assets	3.40%	3.71%	3.61	%(2)
Ratio of net investment income to average net assets	3.71%	4.11%	4.04	%(2)
Portfolio turnover rate	74%	93%	100	%(1)

The Fund commenced operations on November 11, 2013.

(1)  Not annualized

(2)  Annualized

(3)  Based on average shares outstanding.

See notes to financial statements.

140   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund — Investor Class
	2016	2015	2014
Net asset value — beginning of period	$9.62	$10.39	$10.00

Income from investment activities:
Net investment income	0.41 (1)	0.43	0.64
Net realized and unrealized gains (losses)	0.47	(0.59)	0.18

Total from investment activities	0.88	(0.16)	0.82

Distributions to shareholders:
From net investment income	(0.41)	(0.43)	(0.43)
From net realized gains	—	(0.18)	—

Total distributions to shareholders	(0.41)	(0.61)	(0.43)

Net asset value — end of period	$10.09	$9.62	$10.39

Total return	9.35%	(1.55)%	8.31	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$3,655	$1,401	$1,522
Ratio of gross expense to average net assets	1.33%	1.33%	1.42	%(3)
Ratio of net expense to average net assets	0.95%	0.95%	0.94	%(3)
Ratio of investment income less gross expenses to average net assets	3.77%	4.00%	3.90	%(3)
Ratio of net investment income to average net assets	4.15%	4.39%	4.37	%(3)
Portfolio turnover rate	74%	93%	100	%(2)

The Fund commenced operations on November 11, 2013.

	Payden Emerging Markets Corporate Bond Fund — SI Class
	2016	2015	2014
Net asset value — beginning of period	$9.63	$10.40	$10.00

Income from investment activities:
Net investment income	0.42 (1)	0.45	0.44
Net realized and unrealized gains (losses)	0.47	(0.60)	0.40

Total from investment activities	0.89	(0.15)	0.84

Distributions to shareholders:
From net investment income	(0.42)	(0.44)	(0.44)
From net realized gains	—	(0.18)	—

Total distributions to shareholders	(0.42)	(0.62)	(0.44)

Net asset value — end of period	$10.10	$9.63	$10.40

Total return	9.44%	(1.47)%	8.52	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$35,450	$34,600	$41,662
Ratio of gross expense to average net assets	1.35%	1.33%	1.39	%(3)
Ratio of net expense to average net assets	0.85%	0.85%	0.85	%(3)
Ratio of investment income less gross expenses to average net assets	3.80%	4.01%	3.89	%(3)
Ratio of net investment income to average net assets	4.29%	4.49%	4.43	%(3)
Portfolio turnover rate	74%	93%	100	%(2)

The Fund commenced operations on November 11, 2013.

(1)  Based on average shares outstanding.

(2)  Not annualized

(3)  Annualized

See notes to financial statements.

Annual Report   141

For the share outstanding for the periods ended October 31st

	Payden Equity Income Fund - Adviser Class
	2016	2015	2014	2013	2012
Net asset value — beginning of period	$13.98	$14.40	$12.64	$11.12	$10.13

Income from investment activities:
Net investment income	0.36	0.32	0.36	0.45	0.43
Net realized and unrealized gains	0.76	0.05	1.72	1.54	1.02

Total from investment activities	1.12	0.37	2.08	1.99	1.45

Distributions to shareholders:
From net investment income	(0.41)	(0.36)	(0.21)	(0.47)	(0.46)
From net realized gains	—	(0.43)	(0.11)	—	—

Total distributions to shareholders	(0.41)	(0.79)	(0.32)	(0.47)	(0.46)

Net asset value — end of period	$14.69	$13.98	$14.40	$12.64	$11.12

Total return	8.06%	2.66%	16.66%	18.20%	14.46	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$8,313	$4,567	$4,742	$4,274	$3,468
Ratio of gross expense to average net assets	1.02%	1.05%	1.08%	1.13%	1.18	%(2)
Ratio of net expense to average net assets	1.05%	1.05%	1.05%	1.05%	1.06	%(2)
Ratio of investment income less gross expenses to average net assets	2.70%	2.29%	2.52%	3.68%	4.32	%(2)
Ratio of net investment income to average net assets	2.67%	2.27%	2.55%	3.76%	4.44	%(2)
Portfolio turnover rate	25%	48%	51%	86%	182	%(1)
The Class commenced operations on December 1, 2011.
	Payden Equity Income Fund - Investor Class
	2016	2015	2014	2013	2012
Net asset value — beginning of period	$13.97	$14.39	$12.64	$11.12	$10.11

Income from investment activities:
Net investment income	0.38	0.35	0.38	0.48	0.48
Net realized and unrealized gains	0.78	0.05	1.72	1.54	1.05

Total from investment activities	1.16	0.40	2.10	2.02	1.53

Distributions to shareholders:
From net investment income	(0.44)	(0.39)	(0.24)	(0.50)	(0.52)
From net realized gains	—	(0.43)	(0.11)	—	—

Total distributions to shareholders	(0.44)	(0.82)	(0.35)	(0.50)	(0.52)

Net asset value — end of period	$14.69	$13.97	$14.39	$12.64	$11.12

Total return	8.37%	2.90%	16.88%	18.51%	15.40%

Ratios/supplemental data:
Net assets, end of period (000s)	$479,460	$281,163	$275,222	$211,644	$168,572
Ratio of gross expense to average net assets	0.77%	0.80%	0.83%	0.87%	0.93%
Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	2.91%	2.54%	2.74%	3.91%	4.48%
Ratio of net investment income to average net assets	2.88%	2.53%	2.77%	3.99%	4.61%
Portfolio turnover rate	25%	48%	51%	86%	182%

The Fund commenced operations on November 1, 1996.

(1)   Not annualized

(2)   Annualized

See notes to financial statements.

142   Payden Mutual Funds

	Payden Equity Income Fund - SI Class
	2016	2015	2014
Net asset value — beginning of period	$13.97	$14.39	$13.92

Income from investment activities:
Net investment income	0.42	0.38	0.09
Net realized and unrealized gains	0.75	0.04	0.46

Total from investment activities	1.17	0.42	0.55

Distributions to shareholders:
From net investment income	(0.45)	(0.41)	(0.08)
From net realized gains	—	(0.43)	—

Total distributions to shareholders	(0.45)	(0.84)	(0.08)

Net asset value — end of period	$14.69	$13.97	$14.39

Total return	8.50%	3.04%	3.94	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$314,900	$277,634	$186,735
Ratio of gross expense to average net assets	0.77%	0.79%	0.83	%(2)
Ratio of net expense to average net assets	0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	3.01%	2.51%	2.48	%(2)
Ratio of net investment income to average net assets	3.13%	2.66%	2.64	%(2)
Portfolio turnover rate	25%	48%	51	%(1)

The Class commenced operations on August 1, 2014.

(1)   Not annualized

(2)   Annualized

See notes to financial statements.

Annual Report   143

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Floating Rate Fund, Payden High Income Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund, and Payden Equity Income Fund, eighteen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), as of October 31, 2016, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above constituting The Payden & Rygel Investment Group as of October 31, 2016, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
December 22, 2016

144 Payden Mutual Funds

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2016. It uses each Fund’s actual return and expense ratio for the period (184/366 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2016	Value October 31, 2016	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,000.70	0.07%	0.25%	$1.25
Limited Maturity	1,000.00	1,006.90	0.69%	0.25%	1.26
Low Duration	1,000.00	1,010.40	1.04%	0.45%	2.27
U.S. Government Adviser Class	1,000.00	1,005.50	0.55%	0.70%	3.52
U.S. Government Investor Class	1,000.00	1,006.80	0.68%	0.45%	2.26
GNMA Adviser Class	1,000.00	1,012.20	1.22%	0.75%	3.78
GNMA Investor Class	1,000.00	1,013.40	1.34%	0.50%	2.52
Core Bond Adviser Class	1,000.00	1,024.00	2.40%	0.79%	4.01
Core Bond Investor Class	1,000.00	1,025.20	2.52%	0.54%	2.74
Corporate Bond	1,000.00	1,040.40	4.04%	0.65%	3.32
Strategic Income Adviser Class	1,000.00	1,020.70	2.07%	1.05%	5.31
Strategic Income Investor Class	1,001.00	1,024.02	2.30%	0.80%	4.05
Strategic Income SI Class	1,002.00	1,024.75	2.27%	0.65%	3.29
Absolute Return Bond Adviser Class	1,000.00	1,021.00	2.10%	0.95%	4.84
Absolute Return Bond Investor Class	1,000.00	1,022.30	2.23%	0.70%	3.55
Absolute Return Bond SI Class	1,000.00	1,023.00	2.30%	0.55%	2.79
Floating Rate Adviser Class	1,000.00	1,027.30	2.73%	1.00%	5.10
Floating Rate Investor Class	1,000.00	1,028.80	2.88%	0.75%	3.82
Floating Rate SI Class	1,000.00	1,028.30	2.83%	0.65%	3.30
High Income Adviser Class	1,000.00	1,046.30	4.63%	0.90%	4.63
High Income Investor Class	1,000.00	1,046.10	4.61%	0.65%	3.37
California Municipal Income	1,000.00	1,004.60	0.46%	0.55%	2.76
Global Low Duration	1,000.00	1,010.00	1.00%	0.55%	2.76
Global Fixed Income	1,000.00	1,021.70	2.17%	0.65%	3.29
Emerging Markets Bond Adviser Class	1,000.00	1,074.80	7.48%	0.99%	5.19
Emerging Markets Bond Investor Class	1,000.00	1,075.80	7.58%	0.74%	3.88
Emerging Markets Bond SI Class	1,000.00	1,076.20	7.62%	0.69%	3.59
Emerging Markets Local Bond Adviser Class	1,000.00	1,019.90	1.99%	1.21%	6.13
Emerging Markets Local Bond Investor Class	1,000.00	1,021.20	2.12%	0.96%	4.88
Emerging Markets Corporate Bond Adviser Class	1,000.00	1,054.10	5.41%	1.18%	6.08
Emerging Markets Corporate Bond Investor Class	1,000.00	1,055.30	5.53%	0.95%	4.89
Emerging Markets Corporate Bond SI Class	1,000.00	1,055.80	5.58%	0.85%	4.38
Equity Income Adviser Class	1,000.00	1,036.70	3.67%	1.05%	5.36
Equity Income Investor Class	1,000.00	1,038.40	3.84%	0.80%	4.08
Equity Income SI Class	1,000.00	1,038.30	3.83%	0.65%	3.33

Annual Report   145

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/366 days) for the six-month period ended October 31, 2016 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2016	Value October 31, 2016	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,023.88	2.39%	0.25%	$1.27
Limited Maturity	1,000.00	1,023.88	2.39%	0.25%	1.27
Low Duration	1,000.00	1,022.88	2.29%	0.45%	2.28
U.S. Government Adviser Class	1,000.00	1,021.63	2.16%	0.70%	3.54
U.S. Government Investor Class	1,000.00	1,022.88	2.29%	0.45%	2.28
GNMA Adviser Class	1,000.00	1,021.37	2.14%	0.75%	3.80
GNMA Investor Class	1,000.00	1,022.63	2.26%	0.50%	2.54
Core Bond Adviser Class	1,000.00	1,021.18	2.12%	0.79%	4.00
Core Bond Investor Class	1,000.00	1,022.43	2.24%	0.54%	2.74
Corporate Bond	1,000.00	1,021.89	2.19%	0.65%	3.29
Strategic Income Adviser Class	1,000.00	1,019.88	1.99%	1.05%	5.31
Strategic Income Investor Class	1,000.00	1,021.14	2.11%	0.80%	4.04
Strategic Income SI Class	1,000.00	1,021.89	2.19%	0.65%	3.29
Absolute Return Bond Adviser Class	1,000.00	1,020.35	2.04%	0.95%	4.83
Absolute Return Bond Investor Class	1,000.00	1,021.63	2.16%	0.70%	3.55
Absolute Return Bond SI Class	1,000.00	1,022.38	2.24%	0.55%	2.79
Floating Rate Bond Adviser Class	1,000.00	1,020.11	2.01%	1.00%	5.08
Floating Rate Bond Investor Class	1,000.00	1,021.38	2.14%	0.75%	3.80
Floating Rate Bond SI Class	1,000.00	1,021.88	2.19%	0.65%	3.29
High Income Adviser Class	1,000.00	1,020.61	2.06%	0.90%	4.57
High Income Investor Class	1,000.00	1,021.84	2.18%	0.65%	3.33
California Municipal Income	1,000.00	1,022.38	2.24%	0.55%	2.79
Global Low Duration	1,000.00	1,022.39	2.24%	0.55%	2.78
Global Fixed Income	1,000.00	1,021.88	2.19%	0.65%	3.29
Emerging Markets Bond Adviser Class	1,000.00	1,020.14	2.01%	0.99%	5.05
Emerging Markets Bond Investor Class	1,000.00	1,021.40	2.14%	0.74%	3.78
Emerging Markets Bond SI Class	1,000.00	1,021.68	2.17%	0.69%	3.49
Emerging Markets Local Bond Adviser Class	1,000.00	1,019.06	1.91%	1.21%	6.13
Emerging Markets Local Bond Investor Class	1,000.00	1,020.31	2.03%	0.96%	4.88
Emerging Markets Corporate Bond Adviser Class	1,000.00	1,019.22	1.92%	1.18%	5.97
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.38	2.04%	0.95%	4.81
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.88	2.09%	0.85%	4.30
Equity Income Adviser Class	1,000.00	1,019.88	1.99%	1.05%	5.31
Equity Income Investor Class	1,000.00	1,021.13	2.11%	0.80%	4.05
Equity Income SI Class	1,000.00	1,022.90	2.19%	0.65%	3.30

146 Payden Mutual Funds

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve, and subsequently annually renew, the investment management agreement (the “Agreement”) between Payden & Rygel (“Adviser”) and the Trust on behalf of each of the eighteen series covered by this Report (each a “Paydenfund” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, the “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 21, 2016, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the eighteen Paydenfunds1 for an additional year through June 30, 2017. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all six of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the six Independent Trustees, and (2) their own business judgment.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the eighteen Paydenfunds listed in footnote 1, the Board followed its previously established process. As part of this process, the Board delegates the initial responsibility for the renewal process and related tasks to its Audit Committee (the “Committee”). These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Committee and the Board in connection with the proposed contract renewals, and (2) to evaluate the information provided in response to these guidelines and requests.

[1] The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund.

Consistent with its established process, the P&R Trust retained Broadridge (formerly Lipper, Inc.) (“Broadridge”) to prepare a report on each Paydenfund to assist the Committee and the Board in their deliberations. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their advisory contract review processes.

Broadridge produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Broadridge summarized the methodologies it employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

In advance of the Board meeting held on June 21, 2016, Paul Hastings requested on behalf of the Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Committee and the Board in their consideration of whether to renew the Agreement for each Paydenfund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the particular Paydenfund; (2) the Paydenfund’s investment performance; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Paydenfund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Paydenfund. As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a fund-by-fund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 21, 2016, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for all of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

3. Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by Broadridge, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) each Paydenfund’s benchmark index. The Board and Committee concluded that overall the short-term and long-term results for each of the eighteen Paydenfunds have been satisfactory and that each of the eighteen Paydenfunds is performing competitively versus its Peer Group and benchmark index. Following the discussion of the performance of the eighteen Paydenfunds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of its Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and separately managed institutional accounts. Overall, the Board and Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as possible economies of scale that might be achieved. Based on that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2016.

Cash Reserves Money Market Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the 2nd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds in the one-, three-, five- and ten-year periods.

Limited Maturity Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 4th quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 3rd quintile of the group of comparable funds for the one-year and five-year periods, the 2nd quintile for the three-year period and the 5th quintile for the ten-year period.

Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 3rd quintile of the group of comparable funds for the one-, three-, five- and ten-year periods.

U.S. Government Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 3rd quintile of the group of comparable funds for the one- and ten-year periods, and the 2nd quintile for the three- and five-year periods.

GNMA Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the 2nd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.50%.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one-, five- and ten-year periods and the 2nd quintile for the three-year period.

Core Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the group of comparable funds.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for the one-year period, the 1st quintile for the three- and five-year periods and the 3rd quintile for the ten-year period.

Strategic Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the 2nd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.80%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one-year period. The Fund began operations on May 8, 2014.

Absolute Return Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one-year period. The Fund began operations on November 6, 2014.

Corporate Bond Fund • Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 3rd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group or comparable funds for the one-, three- and five-year periods. The Fund began operations on March 12, 2009.

High Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one-year period, the 2nd quintile for the three- and five-year periods and the 4th quintile for the ten-year period.

Floating Rate Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the 4th quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.75%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one-year period. It began operations on November 11, 2013.

California Municipal Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the 3rd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 4th quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.55%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 4th quintile of the group of comparable funds for the one- year period, the 2nd quintile for the three-year period and the 3rd quintile for the five- and 10-year periods.

Global Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.55%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 4th quintile of the group of comparable funds for the one-year period, the 2nd quintile for the three-year period, the 3rd quintile for the five-year period and the 5th quintile for the ten-year period.

Global Fixed Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.70%. In addition, the Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for the one-year period, the 1st quintile for the three- and five-year periods and the 3rd quintile for the ten-year period.

Emerging Markets Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for the one-, three-, five- and ten-year periods.

Emerging Markets Local Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the 2nd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 4th quintile of the group of comparable funds.

• Performance: The Fund was in the 3rd quintile of the group of comparable funds for the one-year period, and the 5th quintile for the three-year period. The Fund began operations on November 2, 2011.

Emerging Markets Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.80%, placing it in the 4th quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 4th quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.95%. This agreement has a one-year term ending February 28, 2017. It may or may not be renewed.

• Performance: The Fund was in the 3rd quintile of the group of comparable funds for the one-year period. It began operations on November 11, 2013.

Equity Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.80%.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the one- and five-year periods, the 3rd quintile for the three-year period, and the 2nd quintile for the ten-year period.

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	69	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V.	72	Independent Trustee	1993	19	Chairman,
McKernan, Jr.					Automobile Club of Southern California
Rosemarie T. Nassif	75	Independent Trustee	2008	19	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation
Andrew J. Policano	67	Independent Trustee	2008	19	Dean Emeritus and Dean’s Leadership Circle, Professor, The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins
Dennis C. Poulsen	74	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	77	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	85	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel
Michael E. Salvay	55	Interested Trustee	2009	19	Managing Principal, Payden & Rygel
Mary Beth Syal	54	Interested Trustee	2000	19	Managing Principal and Director, Payden & Rygel
Officers (2)
Joan A. Payden		Chairman and CEO	1992		President, CEO and Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)  Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)  Officers are elected by, and serve at the pleasure of, The Board of Trustees.

154 Payden Mutual Funds

» U.S. BOND FUNDS

Payden Cash Reserves Money Market Fund (PBHXX)
Payden Limited Maturity Fund (PYLMX)
Payden Low Duration Fund (PYSBX)
Payden U.S. Government Fund — Adviser Class (PYUWX)
Payden U.S. Government Fund — Investor Class (PYUSX)
Payden GNMA Fund — Adviser Class (PYGWX)
Payden GNMA Fund — Investor Class (PYGNX)
Payden Core Bond Fund — Adviser Class (PYCWX)
Payden Core Bond Fund — Investor Class (PYCBX)
Payden Corporate Bond Fund (PYACX)
Payden Strategic Income — Adviser Class (PYSWX)
Payden Strategic Income — Investor Class (PYSGX)
Payden Strategic Income — SI Class (PYSIX)
Payden Absolute Return Bond Fund — Adviser Class (PYAWX)
Payden Absolute Return Bond Fund — Investor Class (PYARX)
Payden Absolute Return Bond Fund — SI Class (PYAIX)
Payden Floating Rate Fund — Adviser Class (PYFAX)
Payden Floating Rate Fund — Investor Class (PYFRX)
Payden Floating Rate Fund — SI Class (PYFIX)
Payden High Income Fund — Adviser Class (PYHWX)
Payden High Income Fund — Investor Class (PYHRX)

» TAX EXEMPT BOND FUND

Payden California Municipal Income Fund (PYCRX)

» GLOBAL BOND FUNDS

Payden Global Low Duration Fund (PYGSX)
Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)
Payden Emerging Markets Bond Fund — Investor Class (PYEMX)
Payden Emerging Markets Bond Fund — SI Class (PYEIX)
Payden Emerging Markets Local Bond Fund — Adviser Class (PYEAX)
Payden Emerging Markets Local Bond Fund — Investor Class (PYELX)
Payden Emerging Markets Corporate Bond Fund — Adviser Class (PYCAX)
Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX)
Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX)

» EQUITY FUND

Payden Equity Income Fund — Adviser Class (PYVAX)
Payden Equity Income Fund — Investor Class (PYVLX)
Payden Equity Income Fund — SI Class (PYVSX)

PAYDEN MUTUAL FUNDS
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com

ANNUAL REPORT
OCTOBER 31, 2016

PAYDEN/KRAVITZ
Cash Balance Plan Fund

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov or the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund's proxy voting guidelines and proxy voting record for the period ended June 30th, visit the SEC's web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

•	President’s Letter

1	Management Discussion & Analysis

2	Portfolio Highlights & Investments

8	Statement of Assets & Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

11	Notes to Financial Statements

21	Financial Highlights

23	Report of Independent Registered Public Accounting Firm

24	Fund Expenses

25	Approval of Investment Advisory Agreement

27	Trustees & Officers

Annual Report

President's Letter

Dear Shareholders,

As we close another year, we are very aware that global financial markets repeatedly made the leap from uncertainty to certainty, each time assuming to know what will happen next. It reminds us of a quote from Winston Churchill – "Fate holds terrible forfeits for those who gamble on certainties."

The outlook in January of 2016 and the subsequent market movements indicated a continuing trend for lower interest rates, and uncertainty as to the actual growth of the U.S. and other major global economies. These trends continued during the first half of this year, as global interest rates continued to fall sharply with negative rates in the UK, Germany and Japan. In the U.S., the Federal Reserve Board continued to be cautious about lower inflation rates and therefore took no action on increasing the Federal Funds rate at that time.

Our view was slightly different, as our assessment of the U.S. economy in the second quarter was positive. Wage growth seemed to be on track and we were looking for higher inflation rates in the 2% to 2 ½% range. These trends fostered an increase in the Federal Funds rate in the second half of the year.

The first surprise came with the Brexit vote and the subsequent assessments of what "might happen" over the near to intermediate term. It is difficult at this time to assess the timing and magnitude of these economic changes, but one thing that we feel strongly about in managing the various strategies we have in our mutual funds is diversification and liquidity.

As the year comes to a close, we continue to have a positive view on U.S. economic growth as well as wage growth, and we believe this will support a continuing positive trend in corporate earnings across the board. We are anticipating a modest increase in short term interest rates in line with the positive outlook for the U.S. economy. Our approach on a global basis is somewhat more cautious and the uncertainties that exist in this area will probably take longer to work themselves out over the next 12 to 18 months.

Our very best wishes for the holiday season, and health and happiness in the New Year.

Sincerely,

Joan A. Payden
President & CEO

(THIS PAGE INTENTIONALLY LEFT BLANK)

For the fiscal year ended October 31, 2016, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned 2.58%, the Adviser Class (PKCBX) returned 2.28% and the Retirement Class (PKCRX) returned 2.03%. The Funds Institutional Class (PKCIX) returned 2.13% for the period June 1, 2016 through October 31, 2016. The Fund’s benchmark, the 30-year U.S. Treasury Bond Yield from December 31st returned 2.95%. Despite bouts of volatility surrounding the Federal Reserve Board’s first rate hike in almost 10 years and the fallout of Brexit, credit markets outperformed comparable government debt with investment grade corporate and non-agency mortgage-backed security holdings as top performers. Currency forward net exposure detracted as the U.S. Dollar took a pause from several quarters of strength against short positions in the euro and select Asian markets. However, a short position in the pound sterling against the U.S. Dollar following Brexit improved performance. Tail hedge options had a modest negative impact as volatility remained relatively contained. While logging positive returns, it was not enough to match the 30-year U.S. Treasury Yield return target during the period. In addition to government debt, the Fund continues to hold a diversified mix of credit sectors where periodic price declines have provided enhanced yield opportunities. The Fund also employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures, as well as efficient investment purposes.

1   Payden Mutual Funds

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Institutional, Adviser and Retirement Classes are expected to perform similarly to its SI Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments
Corporate	28%
Mortgage Backed	26%
Asset Backed	20%
U.S. Treasury	13%
Bank Loans	5%
Other	8%

Schedule of Investments - October 31, 2016
Principal or Shares	Security Description	Value (000)
Asset Backed (21%)
748,446	American Homes 4 Rent 2014-SFR1 144A,
	1.53%, 6/17/31 (a)(b)	$747
1,580,000	Apidos CDO 144A, 4.38%, 4/15/25 (a)(b)	1,553
1,750,000	Babson CLO Ltd./Cayman Islands 144A,
	4.38%, 4/20/25 (a)(b)	1,691
1,750,000	Carlyle Global Market Strategies CLO 2013-2
	Ltd. 144A, 4.63%, 4/18/25 (a)(b)	1,743
850,000	Carlyle Global Market Strategies CLO 2015-2
	Ltd. 144A, 2.36%, 4/27/27 (a)(b)	852
700,000	Cent CLO LP 144A, 2.00%, 7/23/25 (a)(b)	696
1,750,000	Cent CLO LP 144A, 4.33%, 7/23/25 (a)(b)	1,702
960,000	CIFC Funding 2013-III Ltd. 144A,
	4.13%, 10/24/25 (a)(b)	924
597,831	Colony American Homes 2014-1 144A,
	1.68%, 5/17/31 (a)(b)	599
574,109	Colony American Homes 2014-2 144A,
	1.47%, 7/17/31 (a)(b)	571
697,426	Colony American Homes 2015-1 144A,
	1.73%, 7/17/32 (a)(b)	699
1,630,000	Colony Starwood Homes 2016-2 Trust 144A,
	1.79%, 12/17/33 (a)(b)	1,632
3,100,555	Countrywide Asset-Backed Certificates,
	4.95%, 10/25/46 (a)	2,908
1,970,000	Drive Auto Receivables Trust 2016-B 144A,
	4.53%, 8/15/23 (b)	2,008
1,750,000	Dryden XXII Senior Loan Fund 144A,
	4.02%, 8/15/25 (a)(b)	1,668
2,100,000	Dryden XXXI Senior Loan Fund 144A,
	2.23%, 4/18/26 (a)(b)	2,100
1,730,000	First Investors Auto Owner Trust 2016-1 144A, 4.70%, 4/18/22 (b)	1,807
285,885	GE-WMC Asset-Backed Pass-Through
	Certificates Series 2005-2, 0.78%, 12/25/35 (a)	274
698,623	Invitation Homes 2013-SFR1 Trust 144A,
	1.68%, 12/17/30 (a)(b)	699

Principal or Shares	Security Description	Value (000)

1,257,527	Invitation Homes 2014-SFR1 Trust 144A,
	1.53%, 6/17/31 (a)(b)	$1,255
1,903,133	Invitation Homes 2014-SFR2 Trust 144A,
	1.64%, 9/17/31 (a)(b)	1,902
832,015	Invitation Homes 2015-SFR2 Trust 144A,
	1.88%, 6/17/32 (a)(b)	836
285,748	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	306
33,704	Long Beach Mortgage Loan Trust,
	6.25%, 8/25/33	35
560,000	Madison Park Funding XIII Ltd. 144A,
	2.33%, 1/19/25 (a)(b)	561
450,000	Octagon Investment Partners 24 Ltd. 144A,
	2.26%, 5/21/27 (a)(b)	451
925,000	Octagon Investment Partners XIV Ltd. 144A,
	4.88%, 1/15/24 (a)(b)	926
1,450,000	Prestige Auto Receivables Trust 2016-1 144A,
	5.15%, 11/15/21 (b)	1,509
647,989	Progress Residential 2015-SFR1 Trust 144A,
	1.93%, 2/17/32 (a)(b)	651
53,556	Residential Asset Securities Corp. Trust,
	4.71%, 11/25/33 (a)	52
1,560,000	Santander Drive Auto Receivables Trust 2015-3,
	3.49%, 5/17/21	1,602
500,000	Symphony CLO XII Ltd. 144A,
	4.38%, 10/15/25 (a)(b)	490
875,000	Tyron Park CLO Ltd. 144A,
	4.38%, 7/15/25 (a)(b)	864
2,150,000	Venture XVII CLO Ltd. 144A,
	2.36%, 7/15/26 (a)(b)	2,147
347,669	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	349
339,181	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	340
342,419	VOLT XXVI LLC 144A, 3.13%, 9/25/43 (b)	342
847,330	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (b)	852
714,848	VOLT XXXIV LLC 144A, 3.25%, 2/25/55 (b)	715

Annual Report   2

Principal or Shares	Security Description	Value (000)

521,576	VOLT XXXVIII LLC 144A, 3.88%, 9/25/45 (b)	$525
1,950,000	Westlake Automobile Receivables Trust 2016-1
	144A, 4.55%, 9/15/21 (b)	1,995
Total Asset Backed (Cost - $43,172)		43,578
Bank Loans(c) (5%)
420,000	Air Canada Term Loan B 1L, 0.75%, 9/23/23	422
278,506	Allison Transmission Inc. Term Loan B 1L,
	3.75%, 9/23/22	281
724,889	Berry Plastics Group Inc. Term Loan G 1L,
	3.50%, 1/06/21	726
839,850	Burlington Coat Factory Warehouse Corp. Term
	Loan B4 1L, 3.50%, 8/13/21	848
979,931	CDW LLC/CDW Finance Corp. Term loan B 1L,
	3.00%, 8/12/23	986
1,336,642	Charter Communications Operating LLC Term
	Loan H 1L, 3.25%, 8/24/21	1,344
190,909	Dollar Tree Inc. Tl B 1L Usd, 3.06%, 7/06/22	193
1,015,613	J.C. Penney Corp., Inc. Term Loan B 1L,
	5.25%, 6/23/23	1,024
760,000	Landry’s Inc Term Loan 1L, 4.00%, 9/22/23	766
675,511	Michaels Stores Inc. Term Loan B2 1L,
	4.00%, 1/28/20	682
987,525	NBTY Inc. Term Loan B 1L, 5.00%, 5/05/23	992
890,977	Petsmart Inc. Term Loan B 1L, 4.00%, 3/10/22	894
638,787	Sabre Global Inc. Term Loan B 1L,
	4.00%, 2/19/19	642
720,000	Serta Simmons Bedding LLC Term Loan 1L,
	4.50%, 10/21/23	721
Total Bank Loans (Cost - $10,427)		10,521
Corporate Bond (29%)
390,000	AbbVie Inc., 2.30%, 5/14/21	390
380,000	AbbVie Inc., 2.50%, 5/14/20	385
400,000	Actavis Funding SCS, 1.93%, 3/12/18 (a)	404
320,000	Actavis Funding SCS, 3.00%, 3/12/20	330
785,000	Air Lease Corp., 2.13%, 1/15/18	788
300,000	Air Lease Corp., 2.13%, 1/15/20	300
900,000	Aircastle Ltd., 4.63%, 12/15/18 (d)	940
780,000	Ally Financial Inc., 4.25%, 4/15/21	790
870,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/21	907
780,000	American Express Credit Corp.,
	1.70%, 10/30/19	781
850,000	Amgen Inc., 2.13%, 5/01/20	859
420,000	Amgen Inc., 3.88%, 11/15/21	452
600,000	Anglo American Capital PLC 144A,
	2.63%, 9/27/17 (b)	602
740,000	Anheuser-Busch InBev Finance Inc.,
	2.65%, 2/01/21	757
1,020,000	ANZ New Zealand International Ltd./London
	144A, 2.25%, 2/01/19 (b)	1,031
890,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A,
	3.85%, 12/15/19 (a)(b)	907
610,000	Arizona Public Service Co., 2.20%, 1/15/20	621
600,000	AutoZone Inc., 2.50%, 4/15/21	608
1,130,000	Aviation Capital Group Corp. 144A,
	2.88%, 9/17/18 (b)	1,151

Principal or Shares	Security Description	Value (000)

560,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)	$563
570,000	Banco Santander Chile 144A,
	1.78%, 4/11/17 (a)(b)	569
600,000	Baxalta Inc., 2.88%, 6/23/20	613
520,000	Baylor Scott & White Holdings,
	2.12%, 11/15/20	518
410,000	Block Financial LLC, 4.13%, 10/01/20	427
470,000	BNZ International Funding Ltd.,
	2.35%, 3/04/19 (e)	476
890,000	Centene Corp., 4.75%, 5/15/22	908
715,000	CommScope Inc. 144A, 4.38%, 6/15/20 (b)	736
295,000	Compass Bank, 2.75%, 9/29/19	295
510,000	Continental Airlines 2012-3 Class C Pass Thru
	Certificates, 6.13%, 4/29/18	536
630,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands, 3.88%, 2/08/22	684
750,000	CSC Holdings LLC, 8.63%, 2/15/19 (d)	834
790,000	CVS Health Corp., 2.80%, 7/20/20	815
1,010,000	Diamond 1 Finance Corp. / Diamond 2 Finance
	Corp. 144A, 4.42%, 6/15/21 (b)	1,057
480,000	DISH DBS Corp., 4.25%, 4/01/18	493
380,000	DISH DBS Corp., 4.63%, 7/15/17	388
1,090,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	1,104
1,270,000	Dominion Resources Inc./VA, 2.50%, 12/01/19	1,303
390,000	Dun & Bradstreet Corp., 4.00%, 6/15/20	406
570,000	E*TRADE Financial Corp., 5.38%, 11/15/22	609
230,000	Electronic Arts Inc., 3.70%, 3/01/21	243
450,000	Fifth Third Bank/Cincinnati OH,
	2.38%, 4/25/19	457
740,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	768
610,000	FLIR Systems Inc., 3.13%, 6/15/21	627
800,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	805
1,010,000	Frontier Communications Corp.,
	6.25%, 9/15/21	965
890,000	General Motors Financial Co. Inc.,
	3.15%, 1/15/20	906
475,000	Glencore Funding LLC 144A,
	2.24%, 1/15/19 (a)(b)	477
1,145,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	1,165
1,100,000	Guardian Life Global Funding 144A,
	2.00%, 4/26/21 (b)	1,101
770,000	HCA Inc., 4.25%, 10/15/19	801
195,000	HealthSouth Corp., 5.75%, 11/01/24	202
800,000	Hewlett Packard Enterprise Co. 144A,
	2.70%, 10/05/17 (b)	810
920,000	Hewlett Packard Enterprise Co. 144A,
	3.85%, 10/15/20 (b)	976
530,000	Hyundai Capital America 144A,
	2.40%, 10/30/18 (b)	536
250,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	251
860,000	International Lease Finance Corp.,
	3.88%, 4/15/18	881
360,000	International Lease Finance Corp.,
	5.88%, 4/01/19	388
660,000	KeyCorp, 2.90%, 9/15/20	680
535,000	Keysight Technologies Inc., 3.30%, 10/30/19	551

3   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

660,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	$677
690,000	L Brands Inc., 5.63%, 2/15/22	756
380,000	Majapahit Holding BV 144A,
	8.00%, 8/07/19 (b)	435
660,000	Metropolitan Life Global Funding I 144A,
	2.30%, 4/10/19 (b)	671
745,000	MGM Resorts International, 6.75%, 10/01/20	831
185,000	Michaels Stores Inc. 144A, 5.88%, 12/15/20 (b)	191
1,680,000	Microsoft Corp., 2.38%, 2/12/22	1,715
740,000	Mizuho Financial Group Inc. 144A,
	2.63%, 4/12/21 (b)	748
780,000	Morgan Stanley, 2.45%, 2/01/19	792
850,000	New Red Finance Inc. 144A, 6.00%, 4/01/22 (b)	890
840,000	New York Life Global Funding 144A,
	2.00%, 4/13/21 (b)	843
630,000	Newell Brands Inc., 3.15%, 4/01/21	657
870,000	NextEra Energy Capital Holdings Inc.,
	2.30%, 4/01/19	883
240,000	NVIDIA Corp., 2.20%, 9/16/21	240
790,000	NVIDIA Corp., 3.20%, 9/16/26	791
162,000	Reynolds American Inc., 3.25%, 6/12/20	169
670,000	Shell International Finance BV, 2.25%, 11/10/20	679
910,000	Skandinaviska Enskilda Banken AB 144A,
	2.63%, 11/17/20 (b)	930
530,000	Southern Power Co., 1.50%, 6/01/18	531
590,000	Sprint Communications Inc., 8.38%, 8/15/17	615
420,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co.
	II LLC / Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	424
840,000	Tenet Healthcare Corp., 6.00%, 10/01/20	887
420,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	415
600,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (b)	601
430,000	Under Armour Inc., 3.25%, 6/15/26	425
260,000	Universal Health Services Inc. 144A,
	4.75%, 8/01/22 (b)	268
680,000	Ventas Realty LP / Ventas Capital Corp.,
	4.00%, 4/30/19	714
960,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (b)	982
110,000	Western Digital Corp. 144A,
	10.50%, 4/01/24 (b)	127
1,130,000	Westpac Banking Corp., 2.60%, 11/23/20	1,156
450,000	WM Wrigley Jr. Co. 144A, 2.90%, 10/21/19 (b)	464
615,000	WM Wrigley Jr. Co. 144A, 3.38%, 10/21/20 (b)	646
245,000	Zimmer Holdings Inc., 1.45%, 4/01/17	245
165,000	Zimmer Holdings Inc., 2.00%, 4/01/18	166
Total Corporate Bond (Cost - $60,549)		61,491
Foreign Government (5%)
1,860,000	Argentine Republic Government International
	Bond, 3.88%, 1/15/22 EUR (f)	2,011
900,000	Croatia Government International Bond 144A,
	6.75%, 11/05/19 (b)	990
620,000	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (b)	684

Principal or Shares	Security Description	Value (000)

400,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (b)	$448
870,000	Honduras Government International Bond 144A,
	8.75%, 12/16/20 (b)	990
840,000	Hungary Government International Bond,
	6.25%, 1/29/20	942
430,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (b)	446
840,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	952
870,000	Serbia International Bond 144A,
	5.88%, 12/03/18 (b)	922
860,000	Sri Lanka Government International Bond 144A,
	6.25%, 10/04/20 (b)	901
840,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (b)	938
Total Foreign Government (Cost - $10,203)		10,224
Mortgage Backed (27%)
451,008	Alternative Loan Trust 2006-31CB,
	6.00%, 11/25/36	367
413,281	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	349
995,042	American Home Mortgage Assets Trust 2007-2,
	0.66%, 3/25/47 (a)	773
674,147	Banc of America Funding 2005-H Trust,
	3.29%, 11/20/35 (a)	565
267,392	Bank of America Mortgage Securities Inc.,
	2.96%, 10/20/32 (a)	267
644,462	Chase Mortgage Finance Corp., 6.00%, 5/25/37	518
195,489	CHL Mortgage Pass-Through Trust 2005-18,
	5.50%, 10/25/35	182
1,393,813	CHL Mortgage Pass-Through Trust 2006-HYB1,
	2.82%, 3/20/36 (a)	1,123
1,225,971	Connecticut Avenue Securities,
	1.48%, 5/25/24 (a)	1,226
621,862	Connecticut Avenue Securities,
	1.48%, 5/25/24 (a)	622
1,150,500	Connecticut Avenue Securities,
	1.73%, 7/25/24 (a)	1,152
93,383	Connecticut Avenue Securities,
	2.53%, 10/25/23 (a)	94
1,477,183	Countrywide Alternative Loan Trust,
	6.00%, 4/25/37	1,320
895,245	Countrywide Alternative Loan Trust,
	6.00%, 4/25/37	800
814,091	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 5/25/43 (a)(b)	783
884,928	Fannie Mae Connecticut Avenue Securities,
	1.88%, 1/25/29 (a)	888
1,527,919	Fannie Mae Connecticut Avenue Securities,
	1.98%, 1/25/29 (a)	1,536
1,915,252	Fannie Mae Connecticut Avenue Securities,
	2.48%, 8/25/28 (a)	1,930
1,107,759	Fannie Mae Connecticut Avenue Securities,
	2.73%, 10/25/28 (a)	1,121

Annual Report   4

Principal or Shares	Security Description	Value (000)

1,200,000	Fannie Mae Connecticut Avenue Securities,
	4.53%, 5/25/25 (a)	$1,240
1,050,000	Fannie Mae Connecticut Avenue Securities,
	4.78%, 1/25/29 (a)	1,063
1,194,859	Fannie Mae Connecticut Avenue Securities,
	5.08%, 2/25/25 (a)	1,244
700,000	Fannie Mae Connecticut Avenue Securities,
	5.53%, 7/25/25 (a)	747
550,000	Fannie Mae Connecticut Avenue Securities,
	5.53%, 7/25/25 (a)	586
1,400,000	Fannie Mae Connecticut Avenue Securities,
	6.23%, 4/25/28 (a)	1,501
400,000	Fannie Mae Connecticut Avenue Securities,
	6.53%, 9/25/28 (a)	439
1,005,302	FHR 4093 IO, 6.17%, 1/15/38 (a)	189
1,046,834	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 1.43%, 10/25/27 (a)	1,049
1,751,621	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 2.18%, 4/25/24 (a)	1,762
4,400,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 5.23%, 3/25/28 (a)	4,614
247,504	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 12.03%, 1/25/25 (a)	287
1,147,121	GSMPS Mortgage Loan Trust 2005-RP2 144A,
	0.88%, 3/25/35 (a)(b)	996
461,821	HarborView Mortgage Loan Trust 2004-10,
	3.28%, 1/19/35 (a)	431
125,590	HomeBanc Mortgage Trust 2004-1,
	1.39%, 8/25/29 (a)	117
371,992	IndyMac Index Mortgage Loan Trust
	2005-AR13, 2.91%, 8/25/35 (a)	325
474,491	JP Morgan Alternative Loan Trust,
	0.70%, 8/25/36 (a)	455
890,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2015-COSMO 144A,
	1.78%, 1/15/32 (a)(b)	891
168,122	JP Morgan Mortgage Trust, 6.00%, 7/25/36	150
664,440	JP Morgan Mortgage Trust, 6.00%, 6/25/37	553
677,641	JP Morgan Mortgage Trust 2014-IVR3 144A,
	3.00%, 9/25/44 (a)(b)	695
158,838	MLCC Mortgage Investors Inc.,
	2.65%, 2/25/36 (a)	158
299,989	Morgan Stanley Mortgage Loan Trust,
	3.24%, 1/25/35 (a)	287
531,985	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (a)(b)	556
688,777	New Residential Mortgage Loan Trust 2014-2
	144A, 3.75%, 5/25/54 (a)(b)	717
926,156	New Residential Mortgage Loan Trust 2014-3
	144A, 5.67%, 11/25/54 (a)(b)	992
353,350	New Residential Mortgage Loan Trust 2015-1
	144A, 3.75%, 5/28/52 (a)(b)	368
763,469	New Residential Mortgage Loan Trust 2015-2
	144A, 3.75%, 8/25/55 (a)(b)	797
1,034,759	New Residential Mortgage Loan Trust 2016-1
	144A, 3.75%, 3/25/56 (a)(b)	1,074
204,586	Prime Mortgage Trust, 5.00%, 10/25/35	201

Principal or Shares	Security Description	Value (000)

2,208,014	RALI Series 2005-QA7 Trust, 3.42%, 7/25/35 (a)	$1,960
179,817	RALI Series 2006-QS4 Trust, 6.00%, 4/25/36	156
290,441	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	260
542,611	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	437
9,772	Sequoia Mortgage Trust, 3.50%, 4/25/42 (a)	10
357,798	Springleaf Mortgage Loan Trust 144A, 1.78%, 12/25/65 (a)(b)	357
314,058	Structured Adjustable Rate Mortgage Loan Trust, 2.93%, 12/25/35 (a)	252
38,420	Structured Adjustable Rate Mortgage Loan Trust, 3.00%, 8/25/34 (a)	38
373,355	Structured Adjustable Rate Mortgage Loan Trust, 3.08%, 8/25/34 (a)	365
1,789,759	Structured Asset Mortgage Investments II Trust 2006-AR7, 0.74%, 8/25/36 (a)	1,480
1,646,920	Structured Asset Mortgage Investments Inc.,
	0.84%, 12/25/35 (a)	1,216
1,132,905	Structured Asset Mortgage Investments Inc.,
	1.23%, 1/19/34 (a)	1,097
376,338	Structured Asset Mortgage Investments Inc.,
	2.74%, 5/25/36 (a)	210
20,360	Structured Asset Mortgage Investments Inc.,
	4.08%, 7/25/32 (a)	21
1,396,030	Vendee Mortgage Trust IO, 3.75%, 12/15/33	62
190,689	WaMu Mortgage Pass Through Certificates,
	1.45%, 5/25/46 (a)	176
438,767	WaMu Mortgage Pass Through Certificates,
	2.32%, 10/25/36 (a)	378
1,135,459	WaMu Mortgage Pass Through Certificates,
	2.58%, 7/25/37 (a)	931
798,429	WaMu Mortgage Pass Through Certificates,
	2.65%, 9/25/36 (a)	700
1,573,440	WaMu Mortgage Pass Through Certificates,
	2.79%, 9/25/36 (a)	1,433
777,412	WaMu Mortgage Pass Through Certificates,
	2.83%, 10/25/36 (a)	683
624,785	WaMu Mortgage Pass Through Certificates,
	4.19%, 2/25/37 (a)	591
2,713,516	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY1 Trust, 2.72%, 2/25/37 (a)	2,473
427,526	Wells Fargo Mortgage Backed Securities Trust,
	2.98%, 6/25/35 (a)	407
447,767	Wells Fargo Mortgage Backed Securities Trust,
	3.03%, 9/25/34 (a)	412
Total Mortgage Backed (Cost - $55,663)		56,205
Municipal (0%)
400,000	Kentucky Asset Liability Commission,
	1.69%, 4/01/18	403
700,000	State Board of Administration Finance Corp.,
	2.11%, 7/01/18	711
Total Municipal (Cost - $1,100)		1,114
U.S. Treasury (13%)
18,200,000	U.S. Treasury Bill, 16.36%, 11/10/16 (g)	18,199
9,800,000	U.S. Treasury Note, 1.13%, 9/30/21	9,708
Total U.S. Treasury (Cost - $27,926)		27,907

5   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Purchased Put Options (0%)
690	iShares 20+ Year Treasury Bond ETF, 121.5, 12/02/16	$10
525	iShares 20+ Year Treasury Bond ETF, 124, 11/11/16	4
243	S & P 500 Index, 1770, 11/30/16	33
302	S & P 500 Index, 1830, 11/11/16	20
Total Purchased Put Options (Cost - $87)		67
Investment Company (3%)
7,173,828	Payden Cash Reserves Money Market Fund *
	(Cost - $7,174)	7,174
Total Investments (Cost - $216,301) (103%)		218,281
Liabilities in excess of Other Assets (-3%)		(7,046)
Net Assets (100%)		$211,235

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2016. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At October 31, 2016, the total market value of the Fund’s securities on loan is $1,629 and the total market value of the collateral held by the Fund is $1,698. Amounts in 000s.
(e)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(f)	Principal in foreign currency.
(g)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/13/2016	British Pound (Buy 1,311)	Royal Bank of Canada	$7
1/17/2017	British Pound (Sell 1,293)	State Street Bank &Trust Co.	53
1/25/2017	Canadian Dollar (Sell 2,829)	Royal Bank of Canada	35
2/23/2017	Chinese Yuan (Sell 16,484)	Barclays Bank PLC	54
1/24/2017	Euro (Buy 2,950)	BNP PARIBAS	33
11/8/2016	Euro (Sell 1,845)	Citibank, N.A.	15

			$197

Liabilities:
12/13/2016	Euro (Sell 1,464)	Royal Bank of Canada	$(10)
1/24/2017	Swiss Franc (Sell 3,192)	BNP PARIBAS	(20)

			$(30)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
26	E-MINI NASDAQ 100 Index Future	Dec-16	$2,494	$18
19	E-MINI S & P 500 Index Future	Dec-16	(2,014)	55
13	Euro Buxl 30 Year Bond Future	Dec-16	(2,567)	131
15	Euro-Bund Future	Dec-16	2,670	(33)
26	Long Gilt Future	Dec-16	3,989	(44)
102	U.S. Treasury 10 Year Note Future	Dec-16	13,222	(128)

				$(1)

Open Centrally Cleared Credit Default Swaps Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Unrealized Depreciation (000s)
Markit CDX, North	5.00%	Chicago Mercantile	Jun-21	USD12,140	$(92)

America High
Yield Series
26 Index

Annual Report   6

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$1,629
of Assets and Liabilities[1]
Non-cash Collateral[2]	(1,629)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

7   Payden Mutual Funds

October 31, 2016
Numbers in 000s

ASSETS:
Investments, at value *	$211,107
Affiliated investments, at value **	7,174
Cash pledged for financial futures contracts	337
Cash pledged for centrally cleared swaps	510
Receivable for:
Interest and dividends	870
Investments sold	560
Futures	20
Forward currency contracts	197
Variation margin on centrally cleared contracts	11
Other assets	18
Total Assets	220,804
LIABILITIES:
Payable for:
Bank overdraft	138
Due to affiliated fund	451
Forward currency contracts	30
Investments purchased	6,529
Fund shares redeemed	369
Futures	11
Liability for securities on loan (Note 2)	1,698
Accrued expenses:
Investment advisory fees (Note 3)	165
Administration fees (Note 3)	27
Distribution fees (Note 3)	26
Trustee fees and expenses	2
Other liabilities	123
Total Liabilities	9,569
NET ASSETS	$211,235
NET ASSETS:
Paid in capital	$213,010
Undistributed net investment income	2,911
Undistributed net realized losses from investments	(6,740)
Net unrealized appreciation (depreciation) from:
Investments	1,887
Translation of assets and liabilities in foreign currencies	167
NET ASSETS	$211,235
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$ 10,259
Shares Outstanding	972
Net Asset Value Per Share	$ 10.55
SI Class
Net Assets	$111,517
Shares Outstanding	10,579
Net Asset Value Per Share	$ 10.54
Adviser Class
Net Assets	$ 53,687
Shares Outstanding	5,175
Net Asset Value Per Share	$ 10.37
Retirement Class
Net Assets	$ 35,772
Shares Outstanding	3,583
Net Asset Value Per Share	$ 9.98

* Investments, at cost	$209,127
** Affiliated investments, at cost	7,174

See notes to financial statements.

Annual Report   8

Period ended October 31, 2016
Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$ 7,168
Dividend income from affiliated investment (Note 2)	4
Income from securities lending	1
Investment Income	7,173
EXPENSES:
Investment advisory fees (Note 3)	2,144
Administration fees (Note 3)	292
Shareholder servicing fees	22
Distribution fees (Note 3)	281
Custodian fees	35
Transfer agent fees	45
Registration and filing fees	50
Trustee fees and expenses	21
Printing and mailing costs	26
Loan commitment fees	4
Legal fees	6
Publication expense	6
Pricing fees	36
Fund accounting fees	48
Insurance	9
Audit fees	46
Other Expenses	2
Gross Expenses	3,073
Expense subsidy (Note 3)	(369)
Net Expenses	2,704
Net Investment Income	4,469
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized losses from:
Investments	(1,176)
Foreign currency transactions	(202)
Futures contracts	(274)
Swap contracts	(514)
Change in net unrealized appreciation (depreciation) from:
Investments	2,451
Translation of assets and liabilities in foreign currencies	158
Futures contracts	(30)
Swap contracts	(94)
Net Realized and Unrealized Gains	319
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,788

See notes to financial statements.

9   Payden Mutual Funds

For the years ended October 31st

Numbers in 000s

	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$ 4,469	$ 3,658
Net realized losses on investments	(2,166)	(2,426)
Change in net unrealized appreciation/(depreciation)	2,485	(1,087)
Change in Net Assets Resulting from Operations	4,788	145
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
SI Class	(2,085)	(1,605)
Adviser Class	(1,065)	(947)
Retirement Class	(500)	(443)
Change in Net Assets from Distributions to Shareholders	(3,650)	(2,995)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	10,045	—
SI Class	46,297	41,942
Adviser Class	12,552	17,296
Retirement Class	13,030	11,157
Reinvestment of distributions:
SI Class	2,081	1,597
Adviser Class	1,028	920
Retirement Class	500	443
Cost of fund shares redeemed:
SI Class	(45,362)	(23,247)
Adviser Class	(20,719)	(13,753)
Retirement Class	(4,920)	(12,592)
Change in Net Assets from Capital Transactions	14,532	23,763
Total Change in Net Assets	15,670	20,913
NET ASSETS:
Beginning of period	195,565	174,652
End of period	$211,235	$195,565
Accumulated net investment income	$ 2,911	$ 3,126
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Shares sold	972	—
Change in shares outstanding	972	—
Outstanding shares at end of period	972	—
SI Class:
Outstanding shares at beginning of period	10,293	8,372
Shares sold	4,458	3,993
Shares issued in reinvestment of distributions	203	154
Shares redeemed	(4,375)	(2,226)
Change in shares outstanding	286	1,921
Outstanding shares at end of period	10,579	10,293
Adviser Class:
Outstanding shares at beginning of period	5,867	5,433
Shares sold	1,231	1,669
Shares issued in reinvestment of distributions	101	90
Shares redeemed	(2,024)	(1,325)
Change in shares outstanding	(692)	434
Outstanding shares at end of period	5,175	5,867
Retirement Class:
Outstanding shares at beginning of period	2,705	2,803
Shares sold	1,326	1,114
Shares issued in reinvestment of distributions	51	45
Shares redeemed	(499)	(1,257)
Change in shares outstanding	878	(98)
Outstanding shares at end of period	3,583	2,705
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$100,124	$125,071
Sale of investments (excluding government)	80,538	128,618
Purchase of government securities	12,436	19,872
Sale of government securities	18,929	16,513

See notes to financial statements.

Annual Report   10

October 31, 2016

 1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

11   Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

Annual Report   12

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

13   Payden Mutual Funds

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the

Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2016 (000s)

	Derivative	Derivative
Underlying Risk	Assets	Liabilities
Credit[1]	—	$(92)
Equity[1,2]	$126	—
Interest rate[1]	145	(205)
Foreign currency[3,4]	197	(30)

Total	$468	$(327)

1	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures and variation margin on centrally cleared swaps.

2	Includes options purchased at value as reported in the Schedule of Investments.

3	Receivable for forward currency contracts.

4	Payable for forward currency contracts.

Annual Report   14

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended October 31, 2016

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)
		Forward Currency
Underlying risk	Futures[1]	Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$(493)	$ (493)
Equity	$ 4	—	$(1,120)	—	(1,116)
Foreign exchange	—	$(202)	—	—	(202)
Interest rate	(278)	—	—	(21)	(299)
Total	$(274)	$(202)	$(1,120)	$(514)	$(2,110)

1	Net realized gains (losses) from futures contracts.

2	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.

3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.

4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended October 31, 2016

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$(92)	$(92)
Equity	$14	—	$8	—	22
Foreign exchange	—	$158	—	—	158
Interest rate	(44)	—	2	(2)	(44)

Total	$(30)	$158	$10	$(94)	$44

5	Change in net unrealized appreciation (depreciation) from futures contracts.

6	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which may include other currency related appreciation (depreciation).

7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options, which are included in change in unrealized appreciation (depreciation) on investments.

8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2016, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
10%	6%	15%	3%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties

15   Payden Mutual Funds

to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At October 31, 2016, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Derivative Financial Instruments:
Centrally Cleared Swaps	$11	—
Futures Contracts	20	$11
Purchased Put Options[1]	67	—
Forward Currency Contracts	197	30

Total derivative assets and liabilities in the Statement of Assets and Liabilities	295	41

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(113)	(11)

Total derivative assets and liabilities subject to MNA	$182	$30

1 Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2016 (000s):

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received[2]	Cash Collateral Received	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$ 54	—	$(16)	—	$38
BNP PARIBAS	33	$(20)	—	—	13
Royal Bank of Canada	42	(10)	—	—	32
State Street Bank & Trust Co	53	—	—	—	53

Total	$182	$(30)	$(16)	—	$136

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
BNP PARIBAS	$ 20	$(20)	—	—	—
Royal Bank of Canada	10	(10)	—	—	—

Total	$ 30	$(30)	—	—	—

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

3 Net amount represents the net amount receivable from the counterparty in the event of default.

Annual Report   16

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2016, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2016, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2015	Purchases	Sales	Dividends	Value October 31, 2016

$9,112,779	$1,027,023,311	$(1,028,962,262)	$4,084	$7,173,828

17   Payden Mutual Funds

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to the Fund during the period ended October 31, 2016

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through June 1, 2017 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $1,108,120 ($366,012 for 2014, $373,244 for 2015 and $368,864 for 2016) is not considered a liability of the Fund, and therefore is not recorded as a liability in the

Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional and SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

Annual Report   18

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)

Asset Backed	—	—	$43,578	—	—	—	$43,578
Bank Loans	—	—	10,521	—	—	—	10,521
Corporate Bond	—	—	61,491	—	—	—	61,491
Foreign Government	—	—	10,224	—	—	—	10,224
Mortgage Backed	—	—	56,205	—	—	—	56,205
Municipal	—	—	1,114	—	—	—	1,114
Options Purchased	$ 67	—	—	—	—	—	67
U.S. Government	—	—	27,907	—	—	—	27,907
Investment Company	7,174	—	—	—	—	—	7,174

	Other Financial Instruments[1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	$197	$(30)	—	—	$167
Futures	$204	$(205)	—	—	—	—	(1)
Swaps	—	—	—	(92)	—	—	(92)

1	Other financial instruments are futures contracts, forward currency contracts and swaps, all of which are valued at the unrealized appreciation/depreciation on the instrument.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, accumulated net realized gains or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2016, primarily attributable to foreign currency gains/losses, mortgage backed securities and swaps, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
$(1,034)	$1,034	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

19   Payden Mutual Funds

As of October 31, 2016, the Fund had available for Federal income tax purposes unused capital losses as follows (000’s):

Expires 2019	Unlimited*	Total
$492	$6,134	$6,626

* Post-enactment carryforward losses.

The tax character of distributions paid during the year ended October 31st is as follows (000’s):

2016		2015

Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains

$3,650	—	$2,995	—

At October 31, 2016, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$216,301	$3,296	$(1,317)	$1,979

At October 31, 2016, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings

$2,911	—	$(6,626)	—	$1,940	$(1,775)

6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report   20

For the share outstanding for the periods ended October 31st

Institutional Class
2016
Net asset value — beginning of period	$10.33

Income (loss) from investment activities:
Net investment income	0.15
Net realized and unrealized gains	0.07

Total from investment activities	0.22

Net asset value — end of period	$10.55

Total return	2.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$10,259
Ratio of gross expense to average net assets*	1.43%
Ratio of net expense to average net assets*	0.95%
Ratio of investment income less gross expenses to average net assets* .	2.90%
Ratio of net investment income to average net assets*	3.38%
Portfolio turnover rate*	55%

The Class commenced operations on June 1, 2016.

*	Annualized.

	SI Class
	2016	2015	2014	2013		2012
Net asset value — beginning of period	$10.48	$10.63	$10.66	$11.03		$10.60

Income (loss) from investment activities:
Net investment income	0.25	0.19	0.23	0.20		0.23
Net realized and unrealized gains (losses)	0.01	(0.16)	0.02	(0.35)		0.42

Total from investment activities	0.26	0.03	0.25	(0.15)		0.65

Distributions to shareholders:
From net investment income	(0.20)	(0.18)	(0.28)	(0.22)		(0.22)

Net asset value — end of period	$10.54	$10.48	$10.63	$10.66		$11.03

Total return	2.58%	0.29%	2.41%	(1.44)%		6.25%

Ratios/supplemental data:
Net assets, end of period (000s)	$111,517	$107,903	$89,025	$67,925		$46,834
Ratio of gross expense to average net assets	1.43%	1.46%	1.47%	1.45%		1.56%
Ratio of net expense to average net assets	1.25%	1.25%	1.25%	1.25%		1.25%
Ratio of investment income less gross expenses to average net assets	2.23%	2.00%	2.22%	2.06%		2.83%
Ratio of net investment income to average net assets	2.42%	2.21%	2.44%	2.26%		3.14%
Portfolio turnover rate	55%	85%	85%	211	%(1)	687	%(2)

The class commenced operations on September 22, 2008.

See notes to financial statements.

21   Payden Mutual Funds

	Adviser Class
	2016	2015	2014	2013		2012
Net asset value — beginning of period	$10.34	$10.51	$10.54	$10.93		$10.54

Income (loss) from investment activities:
Net investment income	0.25	0.19	0.25	0.20		0.27
Net realized and unrealized gains (losses)	(0.02)	(0.19)	(0.02)	(0.38)		0.34

Total from investment activities	0.23	—	0.23	(0.18)		0.61

Distributions to shareholders:
From net investment income	(0.20)	(0.17)	(0.26)	(0.21)		(0.22)

Net asset value — end of period	$10.37	$10.34	$10.51	$10.54		$10.93

Total return	2.28%	0.05%	2.18%	(1.66)%		5.88%

Ratios/supplemental data:
Net assets, end of period (000s)	$53,687	$60,661	$57,112	$63,403		$57,967
Ratio of gross expense to average net assets	1.68%	1.71%	1.73%	1.70%		1.81%
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	1.50%		1.50%
Ratio of investment income less gross expenses to average net assets	1.98%	1.75%	1.95%	1.78%		2.59%
Ratio of net investment income to average net assets	2.17%	1.96%	2.18%	1.98%		2.90%
Portfolio turnover rate	55%	85%	85%	211	%(1)	687	%(2)

The class commenced operations on September 22, 2008.

(1)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

(2)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

	Retirement Class
	2016	2015	2014	2013		2012
Net asset value — beginning of period	$9.98	$10.17	$10.21	$10.62		$10.26

Income (loss) from investment activities:
Net investment income	0.20	0.17	0.22	0.19		0.21
Net realized and unrealized gains (losses)	—	(0.19)	(0.03)	(0.39)		0.36

Total from investment activities	0.20	(0.02)	0.19	(0.20)		0.57

Distributions to shareholders:
From net investment income	(0.20)	(0.17)	(0.23)	(0.21)		(0.21)

Net asset value — end of period	$9.98	$9.98	$10.17	$10.21		$10.62

Total return	2.03%	(0.19)%	1.90%	(1.92)%		5.72%

Ratios/supplemental data:
Net assets, end of period (000s)	$35,772	$27,001	$28,515	$24,880		$23,049
Ratio of gross expense to average net assets	1.93%	1.96%	1.97%	1.95%		2.06%
Ratio of net expense to average net assets	1.75%	1.75%	1.75%	1.75%		1.75%
Ratio of investment income less gross expenses to average net assets	1.74%	1.51%	1.72%	1.53%		2.33%
Ratio of net investment income to average net assets	1.92%	1.72%	1.94%	1.73%		2.64%
Portfolio turnover rate	55%	85%	85%	211	%(1)	687	%(2)

The class commenced operations on April 6, 2009.

(1)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

(2)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

See notes to financial statements.

Annual Report   22

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Payden/Kravitz Cash Balance Plan Fund, one of the portfolios constituting the Payden & Rygel Investment Group (the “Fund”), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payden/Kravitz Cash Balance Plan Fund of the Payden & Rygel Investment Group as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
December 22, 2016

23 Payden Mutual Funds

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended October 31, 2016. It uses the Fund’s actual return and expense ratio for the period (184/366 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/366 days) for the six-month period ended October 31, 2016 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2016	Value October 31, 2016	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$1,021.30	2.13%	0.95%	$4.83
Hypothetical	1,000.00	1,020.36	2.04%	0.95%	4.82
SI Class
Actual	$1,000.00	$1,022.30	2.23%	1.25%	$6.35
Hypothetical	1,000.00	1,018.85	1.89%	1.25%	6.34
Adviser Class
Actual	$1,000.00	$1,020.70	2.07%	1.50%	$7.59
Hypothetical	1,000.00	1,017.62	1.76%	1.50%	7.58
Retirement Class
Actual	$1,000.00	$1,019.40	1.94%	1.74%	$8.86
Hypothetical	1,000.00	1,016.37	1.64%	1.74%	8.84

Annual Report 24

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Payden/Kravitz Investment Advisers LLC (“Adviser”) and the Trust with respect to the Payden/Kravitz Cash Balance Plan Fund (the “Fund”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 21, 2016, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the Fund for an additional year through June 30, 2017. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed to be relevant, in light of the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), their independent legal counsel, and their own business judgment.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to the Fund, the Board followed its previously established process. As part of that process, the Board has delegated the initial responsibility for this process and related tasks to its Audit Committee. These tasks include working with the Adviser and Paul Hastings to (1) develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Committee and the Board in connection with the proposed contract renewals, and (2) evaluate the information provided in response to these guidelines and requests.

In advance of the Board meeting held on June 21, 2016, Paul Hastings requested on behalf of the Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Committee and the Board in their consideration of whether to renew the Agreement for the Fund. This information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Fund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for Fund. At its meeting on June 21, 2016, the Board voted unanimously to renew the Agreement for the Fund. Set forth below are the general factors the Board considered in making its decision.

25 Payden Mutual Funds

3. Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. The Board and Committee concluded that the results for the Fund since its inception have been satisfactory overall, and that for the most recent calendar year, the Fund’s results continued on a satisfactory track, despite a market setting that has been very challenging over the recent years. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be very competitive with the advisory fees and expenses of this peer group. Overall, the Board and Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

6. Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

Annual Report   26

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held

333 S. Grand Avenue
Los Angeles, CA 90071

Trustees (1)
W. D. Hilton, Jr.	69	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Thomas V. McKernan, Jr.	72	Independent Trustee	1993	19	Chairman, Automobile Club of Southern California

Rosemarie T. Nassif	75	Independent Trustee	2008	19	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation

Andrew J. Policano	67	Independent Trustee	2008	19	Dean Emeritus and Dean’s Leadership Circle, Professor, The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	74	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company	Director, Avis Budget Group, Inc.

Stender E. Sweeney	77	Independent Trustee	1992	19	Private Investor

Joan A. Payden	85	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel

Michael E. Salvay	55	Interested Trustee	2009	19	Managing Principal, Payden & Rygel

Mary Beth Syal	54	Interested Trustee	2000	19	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden		Chairman and CEO	1992		President, CEO and Director, Payden & Rygel

Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel

Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel

Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)  Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)  Officers are elected by, and serve at the pleasure of, The Board of Trustees.

27 Payden Mutual Funds

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PAYDEN/KRAVITZ

Paydenfunds
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com

» PAYDEN/KRAVITZ CASH BALANCE FUND
Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKCIX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)
Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX)

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 20, 2016, the registrant’s Board of Trustees has determined that, for the fiscal year ended October 31, 2016, W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

•	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $634,000 for 2016 and $621,600 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $115,800 for 2016 and $113,530 for 2015. These fees related to the preparation and filing of Federal and state income tax returns and Federal excise tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,500 for 2016 and $0 for 2015. The fees in 2016 related to services rendered by the principal accountant in connection with the regulatory filing of an amendment to the registrant’s Form N-1A.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal account, and the fees for such services, prior to any engagement.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)   N/A

(c)   100%

(d)   100%

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $119,300 for 2016 and $113,530 for 2015.

(h)	In the fiscal years ended October 31, 2016 and October 31, 2015, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, respectively, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to either of the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)     Not applicable.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 23, 2016

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date	December 23, 2016

* Print the name and title of each signing officer under his or her signature.